OMB APPROVAL
	OMB Number:	3235-0570
	Expires:	September 30, 2007
UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .19.4
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7736

Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado			80206
(Address of principal executive offices)			(Zip code)

Kelley Abbott Howes, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-333-3863

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

Item 1 - Reports to Shareholders

2005 Annual Report

Janus Aspen Series

Janus Aspen Balanced Portfolio

Portfolio Managers' Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Schedule of Investments	13

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	21

Additional Information	22

Explanations of Charts, Tables and Financial Statements	25

Designation Requirements	27

Trustees and Officers	28

Shareholder Meeting	32

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in the commentary are just that: opinions. The commentary is a reflection of the portfolio managers' best judgment at the time this report was compiled, which was December 31, 2005. As the investing environment changes, so could the portfolio managers' opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series December 31, 2005 1

Janus Aspen Balanced Portfolio (unaudited)

Performance Overview

During the 12 months ended December 31, 2005, Janus Aspen Balanced Portfolio's Institutional Shares returned 7.95% and its Service Shares gained 7.62%. This is compared to a 3.86% gain for the internally calculated Balanced Index, which is a secondary Index for the Portfolio. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Portfolio's primary benchmark, and a 45% weighting in the Lehman Brothers Government/Credit Index, another of the Portfolio's secondary benchmarks, which returned 4.91% and 2.37%, respectively.

The equity side of the Portfolio handily outpaced the S&P 500® Index due in part to strong stock performance in the pharmaceuticals and biotechnology sectors, the semiconductor group and the healthcare equipment and services sector. Hindering performance were investments in the energy sector, which contributed positively to the absolute performance of the Portfolio but lagged that of the benchmark, and an underperforming collection of names in the insurance industry. The fixed-income portion served as the anchor for the Portfolio with strong performance coming from the flattening of the yield curve and attempting to avoid deteriorating credits throughout the period.

Strategy in this Environment

Financial markets were volatile for much of the period, as investors weighed generally healthy corporate profits and economic growth against uncertainty over interest rates, soaring energy prices and the devastation caused by the Gulf Coast hurricanes. Though major equity markets made headway during the period, the bond market was buffeted by inflation fears, large overseas investments in the U.S. Treasury market and continued Federal Reserve credit tightening. Amid this uncertainty, we remained true to our strategy, focusing on companies that combine stable earning potential with the ability to expand their top-line revenue growth.

Portfolio Composition

As of December 31, 2005, the Portfolio was 61.1% invested in equities, including a 15.4% stake in foreign stocks. We also held a 34.0% position in fixed-income securities, including 20.2% in Treasury issues, 10.1% in corporate bonds and 3.7% in government agency bonds. The Portfolio's top 10 equity holdings represented 23.6% of its total net assets and we held a cash position of 4.9% of total net assets.

Healthcare and Technology Names Paved the Way to Gains

As alluded to earlier, the Portfolio's results were driven in large part by healthcare sector investments. Specifically, we benefited from an impressive performance by health insurer Aetna, which continued to exceed earnings expectations and reaffirmed its growth projections into 2006. Led by President and CEO Jack Rowe, the company has enhanced its relationships with doctors and hospitals. Furthermore, Aetna has worked effectively to combat fraudulent claims and increase profitability by keeping its subscriber base as healthy and informed as possible.

Additionally, pharmaceutical developer Celgene gained on Food and Drug Administration (FDA) approval of its cancer drug Revlimid for treating patients with transfusion-dependent anemia stemming from certain blood disorders.

Meanwhile, technology stalwarts Motorola and Texas Instruments benefited from an improved outlook for the wireless equipment market. Motorola, the world's second-largest cellular handset maker, continued to gain market share in China and

Portfolio Snapshot

This portfolio combines the growth potential of stocks with the balance of bonds.

Marc Pinto

co-portfolio
manager

Gibson Smith

co-portfolio
manager

Top 10 Equity Holdings – (% of Net Assets)

	December 31, 2005	December 31, 2004
Merrill Lynch & Company, Inc.	3.0%	1.6%
General Electric Co.	2.9%	2.2%
Exxon Mobil Corp.	2.7%	2.0%
Aetna, Inc.	2.7%	2.2%
Roche Holding A.G.	2.6%	2.5%
JP Morgan Chase & Co.	2.2%	2.0%
Marriott International, Inc. - Class A	2.1%	2.4%
Motorola, Inc.	2.0%	1.7%
Canadian National Railway Co. (U.S. Shares)	1.7%	1.6%
Texas Instruments, Inc.	1.7%	2.0%

2 Janus Aspen Series December 31, 2005

(unaudited)

Western Europe, while it sought to deepen its presence in North America. Texas Instruments, the global leader in developing mobile phone chips for handsets, raised its profit forecast to reflect reduced expenses and surging handset sales. Nevertheless, we trimmed our positions in both stocks as we felt the companies' risk/reward profiles appeared less attractive at heightened valuations.

On the fixed-income side of the equation, we scaled back our corporate credit exposure, a move that proved beneficial earlier in the year, and added to our weighting in Treasury securities, a tactic designed to add stability to the Portfolio. Unfortunately, this strategy left us vulnerable to the sharp downward correction in longer-term Treasury bonds toward the end of the period.

Select Auto and Industrial Holdings Slowed Results

Weighing on performance most substantially was Lear, a major supplier of interiors to automobile manufacturers in the U.S., Asia and Germany. With half of its business coming from the "big three" U.S. automakers (DaimlerChrysler, Ford Motors and General Motors), Lear was hurt by these companies' cuts in production. Additionally, commodity inflation, which sent steel costs higher, cut into the company's profit margins. We consequently sold the stock in order to redeploy the assets in other opportunities we felt were more attractive.

Economic uncertainties pressured industrial conglomerate Tyco International, which struggled to recover from a late-summer drop following a reforecast of its profit and cash flow projections. The market seems to be overlooking what appear to be solid long-term growth prospects for the company, focusing instead on current weak fundamentals. That said, we believe the competitive positioning of its myriad of businesses remains strong and a very capable management team continues to work hard to deliver shareholder value.

Investment Strategy and Outlook
Fixed Income:

In light of increased interest rate volatility and the event-risk evident in the credit markets, we positioned the fixed-income portion of the Portfolio in what we feel is a relatively conservative fashion. While dramatically reducing our corporate bond weighting, especially in non-investment grade securities, we significantly added to our U.S. Treasury holdings, including less interest-rate sensitive Treasury Inflation Protection Securities.

We maintained a short duration positioning versus our primary benchmark in order to mitigate the effect of rising interest rates. We also positioned the Portfolio for a flattening of the yield curve, garnering our duration from the longer end of the yield curve at the expense of the intermediate part of the curve. Moving forward, protecting investors from interest rate volatility remains one of our primary goals.

Equity:

Looking ahead, we are watching the Federal Reserve closely, anticipating that its rate-hike campaign is close to an end. When it does stop raising rates, the ensuing increase in risk appetites should be supportive for both equities and corporate bonds. Meanwhile, we will continue to meet with the management and employees of the companies we invest in, weighing what they tell us against what we hear from competitors, suppliers and customers, and what we witness ourselves during visits to factories, retail stores and distribution centers. We remain committed to identifying companies with experienced, trustworthy management teams, disciplined cost structures and exceptional revenue growth potential. This is the best way we know to deliver competitive returns to our investors in any kind of environment.

Thank you for your investment in Janus Aspen Balanced Portfolio.

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

Janus Aspen Series December 31, 2005 3

Janus Aspen Balanced Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2005

	One Year	Five Year	Ten Year	Since Inception*
Janus Aspen Balanced Portfolio - Institutional Shares	7.95%	3.57%	10.89%	11.45%
Janus Aspen Balanced Portfolio - Service Shares	7.62%	3.31%	10.76%	11.37%
S&P 500® Index	4.91%	0.54%	9.07%	10.41%
Lehman Brothers Government/ Credit Index	2.37%	6.11%	6.17%	6.11%
Balanced Index	3.86%	3.39%	8.13%	8.77%
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Balanced Funds	8/105	32/69	1/34	1/20

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – September 13, 1993

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05)*
Actual	$1,000.00	$1,065.20	$2.97
Hypothetical (5% return before expenses)	$1,000.00	$1,022.33	$2.91
Expense Example - Service Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05)*
Actual	$1,000.00	$1,063.50	$4.26
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18

*Expenses are equal to the annualized expense ratio of 0.57% for Institutional Shares and 0.82% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Portfolios that invest in bonds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio manager.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

Effective May 1, 2005, Karen Reidy is no longer the portfolio manager of Janus Aspen Balanced Portfolio, and Marc Pinto and Gibson Smith are now the co-portfolio managers.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

4 Janus Aspen Series December 31, 2005

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Common Stock - 61.1%
Advertising Sales - 0.4%
194,840	Lamar Advertising Co.*,#	$8,989,918
Aerospace and Defense - 1.1%
369,331	Lockheed Martin Corp.#	23,500,532
Agricultural Chemicals - 1.6%
166,791	Syngenta A.G.*	20,752,885
583,359	Syngenta A.G. (ADR)*	14,531,473
		35,284,358
Automotive - Cars and Light Trucks - 0.5%
275,320	BMW A.G.**	12,060,142
Beverages - Non-Alcoholic - 1.2%
454,946	PepsiCo, Inc.	26,878,210
Building - Residential and Commercial - 0.4%
252,380	Pulte Homes, Inc.#	9,933,677
Casino Hotels - 1.3%
421,592	Harrah's Entertainment, Inc.	30,055,294
Computers - 0.8%
253,305	Research In Motion, Ltd. (U.S. Shares)*,#	16,720,663
Computers - Memory Devices - 0.7%
1,149,083	EMC Corp.*	15,650,510
Cosmetics and Toiletries - 1.7%
644,320	Procter & Gamble Co.	37,293,242
Diversified Operations - 5.2%
1,851,160	General Electric Co.	64,883,158
838,203	Honeywell International, Inc.	31,223,062
2,944,000	Melco International Development, Ltd.	3,512,152
583,347	Tyco International, Ltd. (U.S. Shares)	16,835,394
		116,453,766
E-Commerce/Services - 2.1%
904,380	Expedia, Inc.*	21,668,945
904,380	IAC/InterActiveCorp*,#	25,602,998
		47,271,943
Electronic Components - Semiconductors - 3.7%
389,605	Advanced Micro Devices, Inc.*	11,921,913
48,848	Samsung Electronics Company, Ltd.**	31,845,310
1,198,319	Texas Instruments, Inc.	38,430,091
		82,197,314
Enterprise Software/Services - 0.6%
1,149,690	Oracle Corp.*	14,037,715
Finance - Credit Card - 1.1%
470,273	American Express Co.	24,200,249
Finance - Investment Bankers/Brokers - 5.4%
64,285	Citigroup, Inc.	3,119,751
1,239,594	JP Morgan Chase & Co.	49,199,485
1,000,850	Merrill Lynch & Company, Inc.	67,787,570
		120,106,806
Finance - Mortgage Loan Banker - 0.8%
387,025	Fannie Mae	18,890,690
Hotels and Motels - 2.9%
703,244	Marriott International, Inc. - Class A	47,096,250
275,652	Starwood Hotels & Resorts Worldwide, Inc.	17,603,137
		64,699,387

Shares or Principal Amount		Value
Medical - Biomedical and Genetic - 1.4%
469,155	Celgene Corp.*	$30,401,244
Medical - Drugs - 4.2%
174,739	Eli Lilly and Co.#	9,888,480
168,957	Forest Laboratories, Inc.*,#	6,873,171
379,488	Roche Holding A.G.	56,978,792
245,298	Sanofi-Aventis**	21,490,111
		95,230,554
Medical - HMO - 3.2%
643,313	Aetna, Inc.	60,670,849
162,724	UnitedHealth Group, Inc.	10,111,669
		70,782,518
Networking Products - 0.4%
529,779	Cisco Systems, Inc.*	9,069,816
Oil Companies - Exploration and Production - 1.0%
487,980	EnCana Corp. (U.S. Shares)	22,037,177
Oil Companies - Integrated - 5.0%
417,124	BP PLC (ADR)**,#	26,787,703
1,088,003	Exxon Mobil Corp.	61,113,128
363,905	Suncor Energy, Inc.	22,952,828
		110,853,659
Pharmacy Services - 0.8%
365,607	Caremark Rx, Inc.*	18,934,787
Retail - Building Products - 0.9%
509,875	Home Depot, Inc.	20,639,740
Retail - Regional Department Stores - 1.3%
451,937	Federated Department Stores, Inc.	29,976,981
Retail - Restaurants - 0.3%
138,656	Yum! Brands, Inc.	6,500,193
Semiconductor Components/Integrated Circuits - 0.4%
152,525	Linear Technology Corp.#	5,501,576
110,523	Maxim Integrated Products, Inc.#	4,005,354
		9,506,930
Soap and Cleaning Preparations - 1.1%
741,404	Reckitt Benckiser PLC**	24,491,091
Super-Regional Banks - 0.8%
387,050	Bank of America Corp.	17,862,358
Telecommunication Equipment - Fiber Optics - 0.7%
829,471	Corning, Inc.*	16,307,400
Therapeutics - 0.7%
301,006	Gilead Sciences, Inc.*	15,841,946
Transportation - Railroad - 2.6%
488,138	Canadian National Railway Co. (U.S. Shares)	39,046,159
237,602	Union Pacific Corp.	19,129,337
		58,175,496
Transportation - Services - 0.4%
93,869	FedEx Corp.	9,705,116
Web Portals/Internet Service Providers - 2.4%
40,410	Google, Inc. - Class A*	16,764,493
958,850	Yahoo!, Inc.*	37,567,743
		54,332,236
Wireless Equipment - 2.0%
1,959,060	Motorola, Inc.	44,255,165
Total Common Stock (cost $1,060,951,717)		1,369,128,823

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 5

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Corporate Bonds - 10.1%
Aerospace and Defense - 0.1%
$2,695,000	Lockheed Martin Corp., 7.65% company guaranteed notes, due 5/1/16	$3,210,615
Audio and Video Products - 0%
5,000	Harman International Industries, Inc., 7.125% senior notes, due 2/15/07	5,076
Automotive - Cars and Light Trucks - 0.1%
2,290,000	General Motors Nova Scotia Finance Co., 6.85% company guaranteed notes due 10/15/08	1,717,500
Automotive - Truck Parts and Equipment - Original - 0.1%
2,610,000	Tenneco Automotive, Inc., 8.625% company guaranteed notes, due 11/15/14	2,466,450
Beverages - Non-Alcoholic - 0.2%
3,685,000	Pepsi Bottling Holdings, Inc., 5.625% company guaranteed notes due 2/17/09 (144A)	3,770,868
Brewery - 0.5%
	Miller Brewing Co.:
6,885,000	4.25%, notes, due 8/15/08 (144A)	6,756,877
4,145,000	5.50%, notes, due 8/15/13 (144A)	4,225,023
		10,981,900
Casino Hotels - 0.5%
7,230,000	Mandalay Resort Group, 6.50% senior notes, due 7/31/09	7,311,337
5,035,000	MGM Mirage, Inc., 6.625% company guaranteed notes, due 7/15/15	5,022,413
		12,333,750
Cellular Telecommunications - 0.2%
5,665,000	Nextel Communications, Inc., 6.875% senior notes, due 10/31/13	5,909,807
Chemicals - Specialty - 0.4%
7,005,000	International Flavors & Fragrances, Inc., 6.45% notes, due 5/15/06	7,038,449
2,020,000	Nalco Co., 7.75% senior notes, due 11/15/11	2,075,550
		9,113,999
Commercial Banks - 0.2%
4,725,000	US Bank N.A., 5.70% subordinated notes, due 12/15/08	4,834,804
Consumer Products - Miscellaneous - 0.1%
1,495,000	Fortune Brands, Inc., 4.875% notes, due 12/1/13	1,451,730
Containers - Metal and Glass - 0.8%
	Owens-Brockway Glass Container, Inc.:
9,055,000	8.875%, company guaranteed notes, due 2/15/09	9,451,156
945,000	6.75%, company guaranteed notes, due 12/1/14	916,650
6,585,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	6,667,313
		17,035,119

Shares or Principal Amount		Value
Diversified Financial Services - 0.4%
	General Electric Capital Corp.:
$4,985,000	5.35%, notes, due 3/30/06	$4,993,365
3,140,000	6.75%, notes, due 3/15/32	3,685,892
		8,679,257
Diversified Operations - 0.2%
5,020,000	Honeywell International, Inc., 5.125% notes, due 11/1/06	5,026,571
Electric - Integrated - 0.9%
4,310,000	CMS Energy Corp., 9.875% senior notes, due 10/15/07	4,611,700
7,370,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	7,110,937
	Pacific Gas and Electric Co.:
550,000	3.60%, unsecured notes, due 3/1/09	527,798
1,925,000	4.20%, unsecured notes, due 3/1/11	1,845,779
		TXU Corp.:
4,540,000	5.55%, senior notes, due 11/15/14	4,312,255
1,575,000	6.55%, notes, due 11/15/34	1,488,214
		19,896,683
Electronic Components - Semiconductors - 0.7%
4,885,000	Advanced Micro Devices, Inc., 7.75% senior notes, due 11/1/12	4,933,850
	Freescale Semiconductor, Inc.:
4,430,000	6.90%, senior notes, due 7/15/09 ‡	4,551,825
2,745,000	6.875%, senior notes, due 7/15/11	2,882,250
3,785,000	7.125%, senior notes, due 7/15/14	4,031,025
		16,398,950
Electronic Parts Distributors - 0.2%
4,840,000	Avnet, Inc., 6.00% notes, due 9/1/15	4,708,337
Finance - Auto Loans - 0.3%
	General Motors Acceptance Corp.:
2,055,000	6.15%, bonds, due 4/5/07	1,941,050
3,085,000	4.375%, notes, due 12/10/07	2,741,325
3,440,000	7.75%, notes, due 1/19/10	3,212,571
		7,894,946
Finance - Consumer Loans - 0.3%
6,085,000	HSBC Finance Corp., 4.75% notes, due 5/15/09	6,018,613
Finance - Investment Bankers/Brokers - 1.0%
8,654,000	Citigroup, Inc., 5.00% subordinated notes, due 9/15/14	8,518,609
7,780,000	Credit Suisse First Boston USA, Inc., 3.875% notes, due 1/15/09	7,552,443
6,335,000	JP Morgan Chase & Co., 3.80% notes, due 10/2/09	6,093,865
		22,164,917
Food - Diversified - 0.2%
5,885,000	Kellogg Co., 2.875% senior notes, due 6/1/08	5,607,034
Gas - Distribution - 0.1%
1,643,000	Colorado Interstate Gas Co., 6.80% senior notes, due 11/15/15 (144A)	1,678,776
Independent Power Producer - 0.1%
2,495,000	Reliant Energy, Inc., 9.25% secured notes, due 7/15/10	2,495,000

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series December 31, 2005

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Medical - HMO - 0.1%
$2,275,000	UnitedHealth Group, Inc., 5.20% senior unsecured notes, due 1/17/07	$2,273,549
Oil Companies - Exploration and Production - 0%
350,000	El Paso Production Holding Co., 7.75% company guaranteed notes, due 6/1/13	363,125
Pharmacy Services - 0.1%
1,565,000	Omnicare, Inc., 6.875% senior subordinated notes, due 12/15/15	1,588,475
Pipelines - 0.7%
	El Paso Corp.:
1,030,000	7.625%, notes, due 9/1/08	1,045,450
12,335,000	7.00%, senior notes, due 5/15/11	12,242,488
901,000	7.875%, notes, due 6/15/12	928,030
1,625,000	7.42%, notes, due 2/15/37	1,543,750
		15,759,718
Retail - Major Department Stores - 0.2%
3,910,000	May Department Stores Co., 4.80% notes, due 7/15/09	3,855,471
Retail - Regional Department Stores - 0.1%
1,799,000	Neiman Marcus Group, Inc., 6.94688% bank loan, due 3/13/13‡	1,811,287
Special Purpose Entity - 0.3%
5,910,000	Resona Preferred Securities, Ltd., 7.191% bonds, due 12/29/49 (144A)‡	6,270,356
Telecommunication Services - 0.4%
8,540,000	Verizon Global Funding Corp., 4.00% senior unsecured notes, due 1/15/08	8,375,528
Telephone - Integrated - 0.2%
3,770,000	Sprint Capital Corp., 8.375% notes, due 3/15/12	4,369,291
Television - 0.1%
2,870,000	British Sky Broadcasting Group PLC, 6.875% company guaranteed notes, due 2/23/09**	3,006,520
Transportation - Railroad - 0.3%
985,000	BNSF Funding Trust I, 6.613% company guaranteed notes, due 12/15/55‡	1,025,393
	Canadian National Railway Co.:
1,600,000	4.25%, notes, due 8/1/09	1,563,328
3,155,000	6.25%, bonds, due 8/1/34	3,510,426
		6,099,147
Total Corporate Bonds (cost $228,411,314)		227,173,169
U.S. Government Agencies - 3.7%
	Fannie Mae:
5,200,000	2.00%, due 1/15/06	5,195,424
6,465,000	2.125%, due 4/15/06	6,419,861
11,140,000	5.00%, due 1/15/07	11,162,191
5,345,000	3.25%, due 11/15/07	5,203,651
2,090,000	2.50%, due 6/15/08	1,983,299
3,455,000	5.25%, due 1/15/09	3,507,730
725,000	6.375%, due 6/15/09	761,671
5,672,000	5.375%, due 11/15/11	5,838,513
9,605,000	Federal Home Loan Bank System, 2.25% due 5/15/06	9,523,127
	Freddie Mac:
25,750,000	2.375%, due 4/15/06	25,588,058
4,535,000	5.75%, due 4/15/08	4,632,652
1,845,000	5.75%, due 3/15/09	1,899,450
1,735,000	7.00%, due 3/15/10	1,883,393
Total U.S. Government Agencies (cost $84,626,243)		83,599,020

Shares or Principal Amount		Value
U.S. Treasury Notes/Bonds - 20.2%
	U.S. Treasury Notes/Bonds:
$3,670,000	2.375%, due 8/15/06#	$3,624,841
15,885,000	3.50%, due 11/15/06#	15,760,271
13,380,000	3.00%, due 12/31/06#	13,191,315
44,395,000	3.625%, due 4/30/07#	43,930,228
7,875,000	3.875%, due 7/31/07#	7,811,016
1,560,000	4.00%, due 9/30/07#	1,549,153
4,650,000	3.00%, due 11/15/07#	4,534,113
9,542,956	3.625%, due 1/15/08#,‡‡	9,798,993
14,820,000	3.375%, due 2/15/08#	14,514,915
9,975,000	3.75%, due 5/15/08#	9,833,165
13,596,000	5.625%, due 5/15/08#	13,966,709
4,100,000	4.375%, due 11/15/08#	4,100,640
17,145,000	3.125%, due 4/15/09#	16,494,022
18,171,000	6.00%, due 8/15/09#	19,150,526
21,615,000	4.00%, due 4/15/10#	21,300,912
9,415,000	3.625%, due 6/15/10#	9,137,333
7,980,000	3.875%, due 7/15/10#	7,821,022
2,745,000	4.125%, due 8/15/10#	2,717,978
4,030,000	5.75%, due 8/15/10#	4,263,458
6,050,000	4.25%, due 10/15/10#	6,018,334
28,335,000	4.505%, due 11/15/10#	28,487,754
7,605,000	4.375%, due 12/15/10#	7,610,940
19,690,000	5.00%, due 8/15/11#	20,322,994
11,375,000	4.25%, due 8/15/14#	11,250,580
21,802,025	1.875%, due 7/15/15#,‡‡	21,440,764
24,238,000	4.25%, due 8/15/15#	23,924,603
3,905,000	4.50%, due 11/15/15	3,937,021
13,971,000	7.25%, due 5/15/16#	17,154,865
2,854,000	8.125%, due 8/15/19#	3,871,853
11,336,000	7.875%, due 2/15/21#	15,341,678
10,688,000	7.25%, due 8/15/22#	13,918,619
15,181,000	6.25%, due 8/15/23#	18,128,255
12,346,000	6.00%, due 2/15/26#	14,558,638
2,036,000	5.25%, due 2/15/29#	2,221,706
18,419,000	5.375%, due 2/15/31#	20,689,713
Total U.S. Treasury Notes/Bonds (cost $451,263,405)		452,378,927
Other Securities - 16.2%
362,486,712	State Street Navigator Securities Lending Prime Portfolio † (cost $362,486,712)	362,486,712
Time Deposit - 4.5%
$101,600,000	Canadian Imperial Bank, ETD 4.0313%, 1/3/06 (cost $101,600,000)	101,600,000
Total Investments (total cost $2,289,339,391) – 115.8%		2,596,366,651
Liabilities, net of Cash, Receivables and Other Assets – (15.8)%		(354,914,712)
Net Assets – 100%		$2,241,451,939

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 7

Janus Aspen Balanced Portfolio

Schedule of Investments

As of December 31, 2005

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$16,835,394	0.7%
Canada	107,548,081	4.1%
Cayman Islands	6,270,356	0.2%
France	21,490,111	0.8%
Germany	12,060,142	0.5%
Hong Kong	3,512,152	0.1%
South Korea	31,845,310	1.2%
Switzerland	92,263,150	3.6%
United Kingdom	54,285,314	2.1%
United States††	2,250,256,641	86.7%
Total	$2,596,366,651	100.0%

†† Includes Short-Term Securities and Other Securities (68.8% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 1/27/06	4,025,000	$6,922,524	$166,709
British Pound 2/23/06	1,400,000	2,407,808	119,192
British Pound 5/11/06	8,500,000	14,627,334	(23,824)
Euro 1/27/06	10,900,000	12,922,870	448,160
Euro 5/11/06	2,450,000	2,921,669	(7,149)
South Korean Won 2/23/06	4,675,000,000	4,633,836	(132,151)
South Korean Won 5/11/06	2,125,000,000	2,108,469	(65,200)
Total		$46,544,510	$505,737

See Notes to Schedule of Investments and Financial Statements.

8 Janus Aspen Series December 31, 2005

Statement of Assets and Liabilities

As of December 31, 2005 (all numbers in thousands except net asset value per share)	Janus Aspen Balanced Portfolio
Assets:
Investments at cost(1)	$2,289,339
Investments at value(1)	$2,596,367
Cash	1,441
Cash denominated in foreign currency (cost $16)	16
Receivables:
Investments sold	3,229
Portfolio shares sold	713
Dividends	1,354
Interest	10,888
Other assets	42
Forward currency contracts	734
Total Assets	2,614,784
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	362,487
Investments purchased	8,511
Portfolio shares repurchased	882
Advisory fees	1,051
Transfer agent fees and expenses	1
Distribution fees - Service Shares	118
Non-interested Trustees' fees and expenses	14
Accrued expenses	40
Forward currency contracts	228
Total Liabilities	373,332
Net Assets	$2,241,452
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$2,119,368
Undistributed net investment income/(loss)*	5,866
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(191,315)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	307,533
Total Net Assets	$2,241,452
Net Assets - Institutional Shares	$1,681,985
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	65,356
Net Asset Value Per Share	$25.74
Net Assets - Service Shares	$559,467
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	21,021
Net Asset Value Per Share	$26.61

*See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $355,223,225 of securities loaned for Janus Aspen Balanced Portfolio (Note 1).

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 9

Statement of Operations

For the fiscal year ended December 31, 2005 (all numbers in thousands)	Janus Aspen Balanced Portfolio
Investment Income:
Interest	$42,930
Securities lending income	673
Dividends	18,922
Dividends from affiliate	54
Foreign tax withheld	(413)
Total Investment Income	62,166
Expenses:
Advisory fees	13,275
Transfer agent fees and expenses	4
Registration fees	8
Custodian fees	55
Professional fees	17
Non-interested Trustees' fees and expenses	60
Distribution fees - Service Shares	1,317
Other expenses	249
Non-recurring costs (Note 2)	1
Costs assumed by Janus Capital Management LLC (Note 2)	(1)
Total Expenses	14,985
Expense and Fee Offsets	(39)
Net Expenses	14,946
Net Investment Income/(Loss)	47,220
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	162,674 (1)
Net realized gain/(loss) from foreign currency transactions	1,248
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	(59,681)
Payment from affiliate (Note 2)	28
Net Gain/(Loss) on Investments	104,269
Net Increase/(Decrease) in Net Assets Resulting from Operations	$151,489

(1)  Includes $30,441,732 of realized gains resulting from a redemption-in-kind during the fiscal year ended December 31, 2005 for Janus Aspen Balanced Portfolio.

See Notes to Financial Statements.

10 Janus Aspen Series December 31, 2005

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Balanced Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$47,220	$71,309
Net realized gain/(loss) from investment and foreign currency transactions	163,922	201,869
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(59,681)	(422)
Payment from affiliate (Note 2)	28	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	151,489	272,756
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(38,512)	(58,324)
Service Shares	(11,099)	(10,800)
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(49,611)	(69,124)
Capital Share Transactions:
Shares sold
Institutional Shares	34,712	47,821
Service Shares	80,333	137,589
Reinvested dividends and distributions
Institutional Shares	38,512	58,324
Service Shares	11,099	10,800
Shares repurchased(1)
Institutional Shares	(860,239)	(1,139,702)
Service Shares	(74,540)	(93,475)
Net Increase/(Decrease) from Capital Share Transactions	(770,123)	(978,643)
Net Increase/(Decrease) in Net Assets	(668,245)	(775,011)
Net Assets:
Beginning of period	2,909,697	3,684,708
End of period	$2,241,452	$2,909,697
Undistributed net investment income/(loss)*	$5,866	$8,289

*See Note 3 in Notes to Financial Statements.

(1)  During the fiscal year ended December 31, 2005 and the fiscal year ended December 31, 2004, Janus Aspen Balanced Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $469,428,721 and $543,373,075, respectively, on the date of redemption.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 11

Financial Highlights

Institutional Shares

For a share outstanding during	Janus Aspen Balanced Portfolio
each fiscal year ended December 31	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$24.39		$22.98	$20.59	$22.57	$24.31
Income from Investment Operations:
Net investment income/(loss)	.61		.60	.47	.55	.65
Net gain/(loss) on securities (both realized and unrealized)	1.31		1.35	2.40	(2.00)	(1.78)
Total from Investment Operations	1.92		1.95	2.87	(1.45)	(1.13)
Less Distributions and Other:
Dividends (from net investment income)*	(.57)		(.54)	(.48)	(.53)	(.61)
Distributions (from capital gains)*	–		–	–	–	–
Payment from affiliate	–	(1)	–	–	–	–
Total Distributions and Other	(.57)		(.54)	(.48)	(.53)	(.61)
Net Asset Value, End of Period	$25.74		$24.39	$22.98	$20.59	$22.57
Total Return	7.95	%(2)	8.53%	14.05%	(6.44)%	(4.66)%
Net Assets, End of Period (in thousands)	$1,681,985		$2,395,562	$3,253,664	$3,141,601	$3,425,664
Average Net Assets for the Period (in thousands)	$1,887,185		$3,012,164	$3,183,585	$3,327,140	$3,361,832
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.57%		0.61%	0.67%	0.67%	0.66%
Ratio of Net Expenses to Average Net Assets(4)	0.56%		0.61%	0.67%	0.67%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.01%		2.08%	2.12%	2.53%	2.89%
Portfolio Turnover Rate	52%		64%	69%	94%	114%

Service Shares

For a share outstanding during	Janus Aspen Balanced Portfolio
each fiscal year ended December 31	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$25.24		$23.82	$21.32	$23.31	$24.92
Income from Investment Operations:
Net investment income/(loss)	.45		.44	.39	.45	.47
Net gain/(loss) on securities (both realized and unrealized)	1.46		1.52	2.52	(2.00)	(1.68)
Total from Investment Operations	1.91		1.96	2.91	(1.55)	(1.21)
Less Distributions and Other:
Dividends (from net investment income)*	(.54)		(.54)	(.41)	(.44)	(.40)
Distributions (from capital gains)*	–		–	–	–	–
Payment from affiliate	–	(1)	–	–	–	–
Total Distributions and Other	(.54)		(.54)	(.41)	(.44)	(.40)
Net Asset Value, End of Period	$26.61		$25.24	$23.82	$21.32	$23.31
Total Return	7.62	%(2)	8.29%	13.72%	(6.67)%	(4.90)%
Net Assets, End of Period (in thousands)	$559,467		$514,135	$431,044	$282,367	$192,338
Average Net Assets for the Period (in thousands)	$526,693		$465,719	$349,871	$237,813	$108,835
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.82%		0.86%	0.92%	0.92%	0.91%
Ratio of Net Expenses to Average Net Assets(4)	0.82%		0.86%	0.92%	0.92%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.77%		1.85%	1.86%	2.28%	2.58%
Portfolio Turnover Rate	52%		64%	69%	94%	114%

*See Note 3 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended December 31, 2005, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  See "Explanations of Charts, Tables and Financial Statements."

See Notes to Financial Statements.

12 Janus Aspen Series December 31, 2005

Notes to Schedule of Investments

Balanced Index	An internally calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Lehman Brothers Government/Credit Index (45%).

Lehman Brothers Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lipper Variable Annuity Balanced Funds	Funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

ETD	Euro Time Deposit

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or when-issued securities.

  ‡  Rate is subject to change. Rate shown reflects current rate.

  ‡‡  Security is a U.S. Treasury Inflation-Protected Security (TIPS).

  #  Loaned security; a portion or all of the security is on loan at December 31, 2005.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or mortgage-backed securities with extended settlement dates as of December 31, 2005 are noted below.

Portfolio	Aggregate Value
Janus Aspen Balanced Portfolio	$118,648,602

The interest rate for variable rate notes is based upon an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2005.

Janus Aspen Series December 31, 2005 13

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Balanced Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio will not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator

14 Janus Aspen Series December 31, 2005

Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2005, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2005
Janus Aspen Balanced Portfolio	$355,223,225

As of December 31, 2005, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2005
Janus Aspen Balanced Portfolio	$362,486,712

As of December 31, 2005, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this marked-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included on the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Bank Loans

The Portfolio may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit risk

Janus Aspen Series December 31, 2005 15

Notes to Financial Statements (continued)

and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR").

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average daily value of borrowings outstanding under bank loan arrangements were $1,807,866 and the related weighted average rate range was 6.475%-6.94688% during the fiscal year ended December 31, 2005 for the Portfolio.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.55%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

During the fiscal year ended December 31, 2005, Janus Services reimbursed the Portfolio $576 for Institutional Shares, as a result of dilutions caused by incorrectly processed shareholder activity.

During the fiscal year ended December 31, 2005, Janus Capital reimbursed the Portfolio $20,944 for Institutional Shares and $6,289 for Service Shares, as a result of dilutions caused by certain trading and/or valuation errors.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan

16 Janus Aspen Series December 31, 2005

authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

For the fiscal year ended December 31, 2005, Janus Capital assumed $29,856 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds, based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2005, the  Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/05
Janus Institutional Cash Reserves Fund	$40,000,000	$40,000,000	$53,852	$–

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2005, the Portfolio incurred "Post-October" losses during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted above and below represent net capital loss carryovers, as of December 31, 2005, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Balanced Portfolio	$5,869,812	$–	$(185,110,213)	$(3,859)	$(197,444)	$301,525,833

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2005
Portfolio	December 31, 2010	December 31, 2011
Janus Aspen Balanced Portfolio	$(136,389,749)	$(48,720,464)

During the year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Balanced Portfolio	$138,762,718

Janus Aspen Series December 31, 2005 17

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Balanced Portfolio	$2,294,840,818	$330,503,606	$(28,977,773)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Balanced Portfolio	$49,611,813	$–	$–	$–

For the fiscal year ended December 31, 2004	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Balanced Portfolio	$69,123,632	$–	$–	$–

4. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Balanced Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,408	2,059
Reinvested dividends and distributions	1,538	2,443
Shares repurchased	(35,799)	(47,891)
Net Increase/(Decrease) in Capital Share Transactions	(32,853)	(43,389)
Shares Outstanding, Beginning of Period	98,209	141,598
Shares Outstanding, End of Period	65,356	98,209
Transactions in Portfolio Shares – Service Shares
Shares sold	3,157	5,705
Reinvested dividends and distributions	428	434
Shares repurchased	(2,935)	(3,863)
Net Increase/(Decrease) in Capital Share Transactions	650	2,276
Shares Outstanding, Beginning of Period	20,371	18,095
Shares Outstanding, End of Period	21,021	20,371

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Balanced Portfolio	$753,316,493	$1,649,567,192	$459,899,043	$364,736,038

18 Janus Aspen Series December 31, 2005

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2005 19

[This page intentionally left blank.]

20 Janus Aspen Series December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Balanced Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Balanced Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 10, 2006

Janus Aspen Series December 31, 2005 21

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Amendments to Advisory Agreements to Conform to Prevailing Industry Practice

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an amended Investment Advisory Agreement ("Amended Agreement") for each applicable Fund and authorized the submission of each Amended Agreement to the Fund's shareholders for approval. Shareholders approved the Amended Agreement for their Fund at a special meeting of Shareholders held on December 29, 2005.

In approving the proposed Amended Agreements, the Trustees considered the recommendations of an independent compliance consultant engaged by Janus Capital Management LLC ("JCM") regarding the form of each of those agreements and concluded that the proposed changes were consistent with industry practice and would reflect an appropriate delegation of authority to JCM clarifying its investment discretion over the Funds it manages.

In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by JCM and the respective subadvisers for subadvised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with JCM management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

Based on their evaluation of the information provided by JCM, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and JCM were fair and reasonable in light of the nature and quality of the services provided by JCM, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment.

In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of JCM and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of JCM and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by JCM or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of JCM and the actions taken by JCM in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by JCM and, if applicable, the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior

22 Janus Aspen Series December 31, 2005

to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that JCM and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that JCM had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by JCM in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed JCM's management fees for its separate account clients and for its sub-advised funds (for which JCM provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that JCM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that JCM charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to JCM and its affiliates of their relationships with each Fund and found JCM's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of JCM, which they found to be sound.

The Trustees concluded that the management fees and any other compensation payable by each Fund to JCM and its affiliates, as well as the fees paid by JCM or a Fund to the subadvisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees JCM charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by JCM, the investment performance of the Fund and the expense limitations agreed to by JCM.

Economies of Scale

The Trustees received and considered information about the potential of JCM to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except one Fund that has breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of JCM, JCM is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. The Trustees considered certain Amended Agreements that included a change to the advisory fee to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period. Such a fee structure is likely to increase or decrease JCM's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between JCM

Janus Aspen Series December 31, 2005 23

Additional Information (unaudited) (continued)

and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to JCM and its affiliates from their relationship with the Funds. They recognized that affiliates of JCM separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered JCM's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of JCM, as well as JCM's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that JCM's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by JCM and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefore, the Funds and JCM may potentially benefit from their relationship with each other in other ways. They concluded that JCM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from JCM's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of JCM. They further concluded that success of each Fund could attract other business to JCM or its other Funds and that the success of JCM could enhance JCM's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the current Investment Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. In approving the Amended Agreements the Independent Trustees also concluded that the Amended Agreement, as proposed, was in the best interest of the Fund and its shareholders.

24 Janus Aspen Series December 31, 2005

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series December 31, 2005 25

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of uninvested cash balances earning interest or balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

26 Janus Aspen Series December 31, 2005

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2005:

Dividends Received Deduction Percentage

Portfolio
Janus Aspen Balanced Portfolio	25%

Janus Aspen Series December 31, 2005 27

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of the report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund and Janus Adviser Series.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees*

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 62	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus World Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 49	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 48	Trustee	6/02-Present	Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	69		Trustee of Asian Cultural Council.

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 67	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (metals distributor), and W.W. Grainger, Inc. (industrial distributor) and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), the University of Chicago, and Chicago Public Education Fund.

28 Janus Aspen Series December 31, 2005

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees* (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Partners (private equity firm); and Professor Emeritus of Business of University of Colorado. Formerly, Professor of Business, University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 61	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 67	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 58	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005); and President of Leo Burnett (USA) (advertising agency) (1996-2000).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

Interested Trustee

Thomas H. Bailey*** 151 Detroit Street Denver, CO 80206 Age 68	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation; and Director (1997-2001) of Janus Distributors, Inc.	69	N/A

 * All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected by shareholders as Trustees of the Trust on December 29, 2005. In addition, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.

** Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

*** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

Janus Aspen Series December 31, 2005 29

Trustees and Officers (unaudited) (continued)

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Marc Pinto 151 Detroit Street Denver, CO 80206 Age 44	Executive Vice President and Co-Portfolio Manager Balanced Portfolio	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Gibson Smith 151 Detroit Street Denver, CO 80206 Age 37	Executive Vice President and Co-Portfolio Manager Balanced Portfolio	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (2001-2003) for Janus Capital Corporation; and worked in the fixed-income division (1991-2001) for Morgan Stanley.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 35	Chief Legal Counsel and Secretary	1/06-Present	Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Bonnie M. Howe** 151 Detroit Street Denver, CO 80206 Age 40	Vice President	12/99-1/06	Vice President and Assistant General Counsel of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 40	President and Chief Executive Officer General Counsel Vice President and Secretary	1/06-Present 4/04-12/05 12/99-12/05	Senior Vice President and General Counsel of Janus Capital and Janus Services LLC: and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 48	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Bonnie M. Howe intends to resign her positions with Janus Capital Group Inc. and its subsidiaries effective January 11, 2006.

30 Janus Aspen Series December 31, 2005

Officers (cont.)

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Girard C. Miller*** 151 Detroit Street Denver, CO 80206 Age 54	President and Chief Executive Officer	11/03-12/05	Executive Vice President and Chief Operating Officer of Janus Capital Group Inc. and Janus Capital; President of Janus Distributors LLC and Janus Capital International LLC; Executive Vice President of Janus Services LLC; President and Director of Janus Management Holdings Corporation; and Chief Operating Officer and President of Capital Group Partners, Inc. Formerly, President and Chief Executive Officer of ICMA Retirement Corporation (1993-2003).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 43	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

*** Mr. Miller resigned his positions with Janus Capital Group Inc. and its subsidiaries effective December 30, 2005.

Janus Aspen Series December 31, 2005 31

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on November 22, 2005 and adjourned and reconvened to December 29, 2005. At the meeting, the following matters were voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

Elect nine Trustees, including eight "independent" candidates.

	Number of Shares			Percentage of Outstanding Shares			Percentage of Shares Voted
Trustees	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jerome S. Contro	305,036,919	13,749,999	318,786,918	76.17%	3.43%	79.60%	95.69%	4.31%	100.00%
William F. McCalpin	305,465,577	13,321,341	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
John W. McCarter, Jr.	305,094,088	13,692,830	318,786,918	76.18%	3.42%	79.60%	95.70%	4.30%	100.00%
Dennis B. Mullen	305,292,961	13,493,957	318,786,918	76.23%	3.37%	79.60%	95.77%	4.23%	100.00%
James T. Rothe	305,454,522	13,332,396	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
William D. Stewart	305,342,707	13,444,211	318,786,918	76.24%	3.36%	79.60%	95.78%	4.22%	100.00%
Martin H. Waldinger	304,893,973	13,892,945	318,786,918	76.13%	3.47%	79.60%	95.64%	4.36%	100.00%
Linda S. Wolf	304,970,915	13,816,003	318,786,918	76.15%	3.45%	79.60%	95.67%	4.33%	100.00%
Thomas H. Bailey	305,017,094	13,769,824	318,786,918	76.16%	3.44%	79.60%	95.68%	4.32%	100.00%

Proposal 2a

To approve amendments to the Trust's Amended and Restated Trust Instrument to provide for shareholder votes to be counted based upon each dollar of net asset value held by the shareholder rather than one vote for each share.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	280,014,672	28,222,128	10,550,118	–	69.92%	7.05%	2.63%	0.00%	87.84%	8.85%	3.31%	0.00%

Proposal 2b

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to reorganize all or a portion of the Trust or any of its Portfolios or classes.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	284,529,475	22,832,884	11,424,559	–	71.05%	5.70%	2.85%	0.00%	89.26%	7.16%	3.58%	0.00%

Proposal 2c

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to liquidate the Trust or any Portfolio or class thereof.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	278,988,114	27,248,932	12,549,871	–	69.67%	6.80%	3.13%	0.00%	87.51%	8.55%	3.94%	0.00%

32 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 33

Shareholder Meeting (unaudited) (continued)

Proposal 4a

To approve certain amendments to the Portfolio's investment advisory agreement with Janus Capital to conform to prevailing industry practice.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Portfolio	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Balanced Portfolio	88,625,124	66,992,852	2,918,867	2,888,164	–	75.59%	3.29%	3.26%	0.00%	92.02%	4.01%	3.97%	0.00%

34 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 35

Notes

36 Janus Aspen Series December 31, 2005

Notes

Janus Aspen Series December 31, 2005 37

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (01/06)

C-0106-363  109-02-704 02-06

2005 Annual Report

Janus Aspen Series

Janus Aspen Core Equity Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Schedule of Investments	11

Notes to Financial Statements	12

Report of Independent Registered Public Accounting Firm	18

Additional Information	19

Explanations of Charts, Tables and Financial Statements	22

Designation Requirements	24

Trustees and Officers	25

Shareholder Meeting	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary are just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2007. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series December 31, 2005 1

Janus Aspen Core Equity Portfolio (unaudited)

Performance Overview

It has been a great honor to step in for Karen Reidy, the Portfolio's previous portfolio manager, and serve you as the portfolio manager of Janus Aspen Core Equity Portfolio. Your Portfolio boasts an outstanding track record in its Variable Annuity Lipper Large-Cap Core category across all time periods (as of December 31, 2005, based on total returns).

Lipper Quartile Rank	One Year	Three Years	Five Years	Since Inception
Institutional Shares	1st	1st	1st	1st
Since Inception (5/97)	(2 out of 220)	(8 out of 204)	(9 out of 140)	(1 out of 76)
Service Shares	1st	1st	1st	N/A*
Since Inception (5/97)	(3 out of 220)	(6 out of 204)	(8 out of 140)	N/A*

* The since inception Lipper ranking for the Portfolio's Service Shares is not available.

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call Janus at 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

Investment Strategy

It is natural to wonder how the Portfolio will be different going forward, but I would like to emphasize what will be the same in the pursuit of top-quartile returns in a relatively conservative growth strategy. Karen has been one of my most important mentors throughout my time at Janus. As such, we share an investment philosophy rooted in rigorous research with particular focus on balance sheet and cash flow analysis. From a portfolio construction perspective, there will also be notable similarities – the Portfolio will generally continue to hold 50 to 80 stocks and the top 20 holdings will likely stay at similar concentration levels (approximately 50% of total assets). Most importantly, the Portfolio will continue to own what I believe are the best investment ideas uncovered by our talented research team. Approximately 85% of the assets are held in stocks our analysts rate as "buy" or "strong buy."

Roche – an Excellent Example of our Research Process

Swiss pharmaceutical company Roche was an important contributor for the period, gaining over 53% over the past 12 months. Roche is a rare bright spot in a pharmaceutical industry battered by product recalls, patent expirations and generic challenges. Roche owns 56% of Genentech, which I believe is the preeminent biotechnology company in the world. In partnership with Genentech, Roche is assembling an unrivaled portfolio of highly profitable cancer drugs. Over the past year, Roche and Genentech have enjoyed an unprecedented flurry of approvals for treatment in breast cancer, lung cancer and age-related macular degeneration (AMD or blindness) with prospects for additional cancer-fighting indications. Despite the strong performance of the stock, I believe that the market is still not recognizing the fundamental value of Roche as a standalone drug company.

As an aside, I would like to highlight our research on Roche as an example of digging deep and how it may benefit Portfolio shareholders. When Genentech first released phase III trial data for Avastin in colorectal cancer, our analyst, Andy Acker, quickly realized that this mechanism (cutting off blood supply to cancer cells) could be applied to other types of cancers. His next

Portfolio Snapshot

This core holding looks for companies that can deliver above-market returns with below-market risk.

Minyoung Sohn

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	December 31, 2005	December 31, 2004
Advanced Micro Devices, Inc.	5.2%	–
Microsoft Corp.	3.5%	0.4%
Aetna, Inc.	3.5%	3.3%
Merrill Lynch & Company, Inc.	3.4%	2.5%
General Electric Co.	3.3%	3.2%
Exxon Mobil Corp.	3.1%	3.1%
Roche Holding A.G.	3.0%	3.6%
Yahoo!, Inc.	3.0%	1.9%
Amerada Hess Corp.	2.8%	–
JP Morgan Chase & Co.	2.5%	3.3%

2 Janus Aspen Series December 31, 2005

(unaudited)

research steps included reading research abstracts and having numerous conversations with members of the medical community including spending weekends at medical conferences to confirm this hypothesis. This year of rigorous fieldwork was only the beginning. He then incorporated these findings into new upside scenarios in the financial analysis for Genentech. The key to understanding the value of Roche is to factor in Roche's majority ownership of Genentech. Andy painstakingly pored through each company's financial statements to pull Genentech's numbers out of Roche's consolidated results so that we could analyze the performance and valuation of Roche as a standalone company. We discovered that Roche traded at a discount to its pharmaceutical peers despite having much better growth prospects due its attractive drug portfolio. As a result of this work, we invested with conviction by making Roche a large position, and it has paid off.1

Energy was a Strong Contributor

The Portfolio's large energy holding was a major positive contributor this period and I believe will also play a deciding factor in performance ahead. Energy stocks have clearly benefited from steadily rising oil prices, and I still see opportunity. I think there is additional upside potential in our holdings once the market begins to believe and discount the persistency of higher oil prices. Here are some numbers to help frame our macro analysis of supply and demand in the years ahead. Today, world oil demand is approximately 85 million barrels per day against a total supply base of approximately 86 million barrels. It is important to note a critical difference between today's oil market tightness and the one last experienced during the first Gulf War – OPEC spare capacity has diminished from over 10 million to less than 2 million barrels of production per day. This tightness is likely to persist and possibly get tighter due to rapid economic growth in emerging markets. China today consumes less than one barrel per person per year. To put this figure in perspective, America consumes approximately 25 barrels of oil per capita. As China (might as well throw India into this mix as well) continues its rapid economic ascension, I believe its voracious appetite for oil will continue to eat away and pressure OPEC's limited spare production capacity. In the near-term, we expect oil prices to remain volatile, while remaining range-bound above $40 per barrel. Therefore, I have kept the Portfolio's large sector bet on energy due to my bullish outlook for long-term oil prices through holdings including Exxon Mobil, Suncor Energy, Amerada Hess, Apache, EnCana and EOG Resources.2

Outlook and Closing Comments

Despite the results over the past twelve month period, I would caution you from expecting the same level of outperformance versus the Portfolio's primary benchmark, the S&P 500® Index, in the future. I am privileged to have the support of an outstanding research team and I remain committed to the classic Janus approach of combining deep grassroots research and rigorous financial analysis. Looking forward, the following industry positions are likely to be the primary drivers of success (or failure) within the Portfolio: an overweight position versus the Index in energy, technology and biotechnology. Please note that this represents my best thinking at the end of the period December 31, 2005, and the Portfolio's holdings may change going forward.

As always, I promise you my utmost effort in the years ahead. In addition, a substantial portion of my worth is invested here at Janus in the retail version of this Portfolio, Janus Core Equity Fund, and in Janus Growth and Income Fund, which are both under my charge. I continue to contribute to both funds every month.

Thank you for your continued investment.

1 Andy Acker is our analyst on Roche and Genentech. He is also the Co-Portfolio Manager for Janus Aspen Global Life Sciences Portfolio.

2 Geoff Jay is our energy analyst. He has done a terrific job analyzing the commodity markets and identifying those companies the Portfolio owns.

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

Janus Aspen Series December 31, 2005 3

Janus Aspen Core Equity Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2005

	One Year	Five Year	Since Inception*
Janus Aspen Core Equity Portfolio - Institutional Shares	15.68%	3.11%	13.46%
Janus Aspen Core Equity Portfolio - Service Shares	15.35%	3.22%	13.34%
S&P 500® Index	4.91%	0.54%	6.93%
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Large-Cap Core Funds	2/220	9/140	1/76

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – May 1, 1997

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05) *
Actual	$1,000.00	$1,138.40	$6.52
Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16
Expense Example - Service Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05) *
Actual	$1,000.00	$1,136.80	$7.86
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.43

*Expenses are equal to the annualized expense ratio of 1.21% for Institutional Shares and 1.46% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

Effective May 1, 2005, Karen Reidy is no longer the portfolio manager of Janus Aspen Core Equity Portfolio, and Minyoung Sohn is now the portfolio manager.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the Statement of Additional Information until at least May 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

4 Janus Aspen Series December 31, 2005

Janus Aspen Core Equity Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Common Stock - 95.8%
Aerospace and Defense - 1.7%
3,750	Lockheed Martin Corp.	$238,613
Applications Software - 3.5%
18,680	Microsoft Corp.	488,482
Audio and Video Products - 0.4%
515	Harman International Industries, Inc.	50,393
Beverages - Non-Alcoholic - 1.4%
3,355	PepsiCo, Inc.	198,213
Broadcast Services and Programming - 1.1%
4,860	Clear Channel Communications, Inc.*	152,847
Casino Hotels - 2.2%
4,205	Harrah's Entertainment, Inc.	299,774
Cellular Telecommunications - 0.6%
3,220	Nextel Partners, Inc. - Class A*	89,967
Commercial Services - 0.1%
607	CCE Spinco, Inc.*	7,952
Cosmetics and Toiletries - 2.5%
5,970	Procter & Gamble Co.	345,544
Diversified Operations - 6.3%
13,066	General Electric Co.	457,963
5,730	Honeywell International, Inc.	213,443
6,835	Tyco International, Ltd. (U.S. Shares)	197,258
		868,664
E-Commerce/Services - 1.6%
9,405	Expedia, Inc.*	225,344
Electronic Components - Semiconductors - 8.7%
23,345	Advanced Micro Devices, Inc.*	714,356
263	Samsung Electronics Company, Ltd.	171,457
9,860	Texas Instruments, Inc.	316,210
		1,202,023
Electronic Forms - 1.2%
4,550	Adobe Systems, Inc.	168,168
Enterprise Software/Services - 3.2%
25,130	Oracle Corp.*	306,837
3,080	SAP A.G. (ADR)**	138,816
		445,653
Entertainment Software - 0.8%
2,120	Electronic Arts, Inc.*	110,897
Finance - Investment Bankers/Brokers - 8.5%
7,011	Citigroup, Inc.	340,244
9,180	JP Morgan Chase & Co.	364,354
6,905	Merrill Lynch & Company, Inc.	467,676
		1,172,274
Food - Canned - 0.5%
3,550	TreeHouse Foods, Inc.*	66,456
Food - Retail - 1.1%
1,990	Whole Foods Market, Inc.	154,006
Hotels and Motels - 0.4%
1,105	Four Seasons Hotels, Inc.	54,974
Machinery - Construction and Mining - 2.2%
18,000	Komatsu, Ltd.	297,774
Medical - Biomedical and Genetic - 2.1%
4,425	Celgene Corp.*	286,740

Shares or Principal Amount		Value
Medical - Drugs - 6.2%
1,495	Eli Lilly and Co.	$84,602
1,415	Forest Laboratories, Inc.*	57,562
8,060	Pfizer, Inc.	187,959
2,739	Roche Holding A.G.	411,252
1,348	Sanofi-Aventis**	118,096
		859,471
Medical - HMO - 4.6%
5,175	Aetna, Inc.	488,054
2,735	Coventry Health Care, Inc.*	155,786
		643,840
Networking Products - 0.6%
4,990	Cisco Systems, Inc.*	85,429
Oil - Field Services - 1.0%
2,225	Halliburton Co.	137,861
Oil Companies - Exploration and Production - 3.6%
2,905	Apache Corp.	199,051
3,045	EnCana Corp. (U.S. Shares)	137,512
2,190	EOG Resources, Inc.	160,680
		497,243
Oil Companies - Integrated - 10.7%
3,070	Amerada Hess Corp.	389,337
2,725	BP PLC (ADR)**	175,000
7,570	Exxon Mobil Corp.	425,206
5,597	Suncor Energy, Inc.	353,023
630	Total S.A. - Class B**	158,270
		1,500,836
Oil Refining and Marketing - 0.4%
1,196	Valero Energy Corp.	61,714
Reinsurance - 1.0%
49	Berkshire Hathaway, Inc. - Class B*	143,840
Retail - Consumer Electronics - 0.6%
1,827	Best Buy Company, Inc.	79,438
Retail - Discount - 0.4%
1,085	Target Corp.	59,642
Retail - Jewelry - 1.6%
5,705	Tiffany & Co.	218,444
Retail - Regional Department Stores - 1.3%
2,810	Federated Department Stores, Inc.	186,387
Semiconductor Components/Integrated Circuits - 1.3%
1,653	Linear Technology Corp.	59,624
3,156	Maxim Integrated Products, Inc.	114,373
		173,997
Telecommunication Equipment - Fiber Optics - 0.9%
6,005	Corning, Inc.*	118,058
Television - 1.7%
27,335	British Sky Broadcasting Group PLC**	233,502
Therapeutics - 2.8%
1,570	Gilead Sciences, Inc.*	82,629
10,305	MGI Pharma, Inc.*	176,834
1,975	Neurocrine Biosciences, Inc.*	123,892
		383,355
Transportation - Railroad - 2.9%
3,445	Canadian National Railway Co. (U.S. Shares)	275,565
1,590	Union Pacific Corp.	128,011
		403,576

See Notes to Schedules of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 5

Janus Aspen Core Equity Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Transportation - Services - 0.6%
810	FedEx Corp.	$83,746
Web Portals/Internet Service Providers - 3.0%
10,445	Yahoo!, Inc.*	409,235
Wireless Equipment - 0.5%
3,805	Nokia Oyj (ADR)**	69,632
Total Common Stock (cost $10,557,330)		13,274,004

Preferred Stock - 0.8%

Electronic Components - Semiconductors - 0.8%

230	Samsung Electronics Company, Ltd. (cost $82,033)	111,718
Repurchase Agreement - 2.2%
$300,000	Bear Stearns & Company, Inc., 4.30% dated 12/30/05, maturing 1/3/06 to be repurchased at $300,143 collateralized by $2,672,210 in U.S. Government Agencies 0% - 27.045%, 2/15/09 - 12/25/35 with a value of $306,001 (cost $300,000)	300,000
Total Investments (total cost $10,939,363) – 98.8%		13,685,722
Cash, Receivables and Other Assets, net of Liabilities – 1.2%		161,342
Net Assets – 100%		$13,847,064

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$197,258	1.4%
Canada	821,074	6.0%
Finland	69,632	0.5%
France	276,366	2.0%
Germany	138,816	1.0%
Japan	297,774	2.2%
South Korea	283,175	2.1%
Switzerland	411,252	3.0%
United Kingdom	408,502	3.0%
United States††	10,781,873	78.8%
Total	$13,685,722	100.0%

††Includes Short-Term Securities (76.6% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 1/27/06	30,000	$51,596	$1,243
British Pound 2/23/06	5,000	8,599	426
British Pound 5/11/06	50,000	86,043	(140)
Euro 1/27/06	100,000	118,559	4,122
Total		$264,797	$5,651

See Notes to Schedules of Investments and Financial Statements.

6 Janus Aspen Series December 31, 2005

Statement of Assets and Liabilities

As of December 31, 2005 (all numbers in thousands except net asset value per share)	Janus Aspen Core Equity Portfolio
Assets:
Investments at cost	$10,939
Investments at value	$13,686
Cash	84
Cash denominated in foreign currencies(1)	–
Receivables:
Investments sold	78
Portfolio shares sold	2
Dividends	10
Interest	–
Due from adviser	10
Other assets	–
Forward currency contracts	6
Total Assets	13,876
Liabilities:
Payables:
Portfolio shares repurchased	–
Dividends	–
Advisory fees	7
Transfer agent fees and expenses	1
Distribution fees - Service Shares	–
Non-interested Trustees' fees and expenses	3
Accrued expenses	18
Forward currency contracts	–
Total Liabilities	29
Net Assets	$13,847
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$12,552
Undistributed net investment income/(loss)*	1
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,458)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	2,752
Total Net Assets	$13,847
Net Assets - Institutional Shares	$12,798
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	601
Net Asset Value Per Share	$21.31
Net Assets - Service Shares	$1,049
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	49
Net Asset Value Per Share	$21.44

*  See Note 3 in Notes to Financial Statements.

(1)  Includes cost of $108 for Janus Aspen Core Equity Portfolio.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 7

Statement of Operations

For the fiscal year ended December 31, 2005 (all numbers in thousands)	Janus Aspen Core Equity Portfolio
Investment Income:
Interest	$17
Dividends	134
Foreign tax withheld	(3)
Total Investment Income	148
Expenses:
Advisory fees	70
Transfer agent expenses	4
Registration fees	8
Custodian fees	11
Professional fees	17
Non-interested Trustees' fees and expenses	16
Printing expenses	10
System fees	21
Legal fees	12
Distribution fees - Service Shares	2
Other expenses	–
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	171
Expense and Fee Offsets	(1)
Net Expenses	170
Less: Excess Expense Reimbursement	(28)
Net Expenses after Expense Reimbursement	142
Net Investment Income/(Loss)	6
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	1,180
Net realized gain/(loss) from foreign currency transactions	18
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	575
Payment from affiliate (Note 2)	3
Net Gain/(Loss) on Investments	1,776
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,782

See Notes to Financial Statements.

8 Janus Aspen Series December 31, 2005

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Core Equity Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$6	$14
Net realized gain/(loss) from investment transactions	1,198	772
Change in unrealized net appreciation/(depreciation) of investments foreign currency translations	575	523
Payment from affiliate (Note 2)	3	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,782	1,309
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(11)	(9)
Service Shares	–	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(11)	(9)
Capital Share Transactions:
Shares sold
Institutional Shares	2,530	1,347
Service Shares	837	367
Reinvested dividends and distributions
Institutional Shares	11	9
Service Shares	–	–
Shares repurchased
Institutional Shares	(1,810)	(2,798)
Service Shares	(285)	(314)
Net Increase/(Decrease) from Capital Share Transactions	1,283	(1,389)
Net Increase/(Decrease) in Net Assets	3,054	(89)
Net Assets:
Beginning of period	10,793	10,882
End of period	$13,847	$10,793
Undistributed net investment income/(loss)*	$1	$5

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 9

Financial Highlights

Institutional Shares
For a share outstanding during	Janus Aspen Core Equity Portfolio
each fiscal year ended December 31	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$18.44		$16.27	$13.24	$16.26	$19.20
Income from Investment Operations:
Net investment income/(loss)	.02		.03	.02	.05	.11
Net gain/(loss) on securities (both realized and unrealized)	2.87		2.16	3.04	(3.02)	(2.34)
Total from Investment Operations	2.89		2.19	3.06	(2.97)	(2.23)
Less Distributions and Other:
Dividends (from net investment income)*	(.02)		(.02)	(.02)	(.05)	(.12)
Distributions (from capital gains)*	–		–	–	–	(.59)
Tax return of capital*	–		–	(.01)	–	–
Payment from affiliate	–	(1)	–	–	–	–
Total Distributions and Other	(.02)		(.02)	(.03)	(.05)	(.71)
Net Asset Value, End of Period	$21.31		$18.44	$16.27	$13.24	$16.26
Total Return	15.68	%(2)	13.44%	23.10%	(18.27)%	(11.75)%
Net Assets, End of Period (in thousands)	$12,798		$10,414	$10,593	$9,825	$12,634
Average Net Assets for the Period (in thousands)	$11,057		$10,039	$9,905	$11,550	$13,983
Ratio of Gross Expenses to Average Net Assets(3)	1.21%		1.23%	1.25%	1.25%	1.13%
Ratio of Net Expenses to Average Net Assets(3)	1.20%		1.23%	1.25%	1.25%	1.12%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.06%		0.14%	0.03%	0.32%	0.63%
Portfolio Turnover Rate	62%		65%	82%	97%	114%
Service Shares
For a share outstanding during	Janus Aspen Core Equity Portfolio
each fiscal year ended December 31	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$18.59		$16.42	$13.16	$16.15	$19.05
Income from Investment Operations:
Net investment income/(loss)	–	(4)	(.01)	– (4)	.01	.05
Net gain/(loss) on securities (both realized and unrealized)	2.85		2.18	3.30	(2.99)	(2.31)
Total from Investment Operations	2.85		2.17	3.30	(2.98)	(2.26)
Less Distributions and Other:
Dividends (from net investment income)*	–	(5)	–	(.04)	(.01)	(.05)
Distributions (from capital gains)*	–		–	–	–	(.59)
Tax return of capital*	–		–	– (6)	–	–
Payment from affiliate	–	(1)	–	–	–	–
Total Distributions and Other	–		–	(.04)	(.01)	(.64)
Net Asset Value, End of Period	$21.44		$18.59	$16.42	$13.16	$16.15
Total Return	15.35	%(2)	13.22%	25.08%	(18.45)%	(12.04)%
Net Assets, End of Period (in thousands)	$1,049		$379	$289	$1,251	$971
Average Net Assets for the Period (in thousands)	$667		$290	$219	$1,012	$612
Ratio of Gross Expenses to Average Net Assets(3)	1.46%		1.48%	1.50%	1.50%	1.30%
Ratio of Net Expenses to Average Net Assets(3)	1.45%		1.48%	1.50%	1.50%	1.30%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.21)%		(0.09)%	(0.39)%	0.09%	0.44%
Portfolio Turnover Rate	62%		65%	82%	97%	114%

*  See Note 3 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended December 31, 2005 Janus Capital fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by 0.03%.

(3)  See Note 4 in Notes to Financial Statements.

(4)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(5)  Dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year ended.

(6)  Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

10 Janus Aspen Series December 31, 2005

Notes to Schedule of Investments

Lipper Variable Annuity Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or when-issued securities.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, when-issued securities and/or securities with extended settlement dates as of December 31, 2005 are noted below.

Portfolio	Aggregate Value
Janus Aspen Core Equity Portfolio	$893,314

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of a Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Aspen Series December 31, 2005 11

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Core Equity Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference

12 Janus Aspen Series December 31, 2005

between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency trans5actions in the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.60%.

Janus Capital has agreed until at least May 1, 2007 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.20% of the average daily net assets of the Portfolio.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Janus Aspen Series December 31, 2005 13

Notes to Financial Statements (continued)

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

During the fiscal year ended December 31, 2005, Janus Capital reimbursed the Portfolio $2,556 for Institutional Shares and $204 for Service Shares as a result of dilutions caused by certain trading and/or pricing errors.

For the fiscal year ended December 31, 2005, Janus Capital assumed $29,856 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds, based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2005, the Portfolio incurred "Post-October" losses during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2005, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Core Equity Portfolio	$1,816	$–	$(1,412,502)	$(223)	$(127)	$2,706,276

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2005

Portfolio	December 31, 2010	December 31, 2011
Janus Aspen Core Equity Portfolio	$(1,115,186)	$(297,316)

During the year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Core Equity Portfolio	$1,215,208

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Core Equity Portfolio	$10,979,446	$2,982,936	$(276,660)

14 Janus Aspen Series December 31, 2005

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Core Equity Portfolio	$11,023	$–	$–	$–
For the fiscal year ended December 31, 2004	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Core Equity Portfolio	$9,203	$–	$–	$–

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31	Institutional Shares					Service Shares
Portfolio	2005(1)	2004(1)	2003	2002	2001	2005(1)	2004(1)	2003	2002	2001
Janus Aspen Core Equity Portfolio	1.44%	1.52%	2.08%	1.87%	1.13%	1.73%	1.76%	2.35%	2.12%	1.30%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Core Equity Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Institutional Shares
Shares sold	131	81
Reinvested dividends and distributions	1	–
Shares repurchased	(96)	(167)
Net Increase/(Decrease) in Capital Share Transactions	36	(86)
Shares Outstanding, Beginning of Period	565	651
Shares Outstanding, End of Period	601	565
Transactions in Portfolio Shares – Service Shares
Shares sold	43	21
Reinvested dividends and distributions	–	–
Shares repurchased	(14)	(19)
Net Increase/(Decrease) in Capital Share Transactions	29	2
Shares Outstanding, Beginning of Period	20	18
Shares Outstanding, End of Period	49	20

Janus Aspen Series December 31, 2005 15

Notes to Financial Statements (continued)

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Core Equity Portfolio	$8,061,949	$7,039,771	$–	$–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain

16 Janus Aspen Series December 31, 2005

underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2005 17

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Core Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Core Equity Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 10, 2006

18 Janus Aspen Series December 31, 2005

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Amendments to Advisory Agreements to Conform to Prevailing Industry Practice

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an amended Investment Advisory Agreement ("Amended Agreement") for each applicable Fund and authorized the submission of each Amended Agreement to the Fund's shareholders for approval. Shareholders approved the Amended Agreement for their Fund at a special meeting of Shareholders held on December 29, 2005.

In approving the proposed Amended Agreements, the Trustees considered the recommendations of an independent compliance consultant engaged by Janus Capital Management LLC ("JCM") regarding the form of each of those agreements and concluded that the proposed changes were consistent with industry practice and would reflect an appropriate delegation of authority to JCM clarifying its investment discretion over the Funds it manages.

In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by JCM and the respective subadvisers for subadvised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with JCM management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

Based on their evaluation of the information provided by JCM, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and JCM were fair and reasonable in light of the nature and quality of the services provided by JCM, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment.

In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of JCM and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of JCM and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by JCM or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of JCM and the actions taken by JCM in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by JCM and, if applicable, the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior

Janus Aspen Series December 31, 2005 19

Additional Information (unaudited) (continued)

to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that JCM and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that JCM had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by JCM in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed JCM's management fees for its separate account clients and for its sub-advised funds (for which JCM provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that JCM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that JCM charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to JCM and its affiliates of their relationships with each Fund and found JCM's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of JCM, which they found to be sound.

The Trustees concluded that the management fees and any other compensation payable by each Fund to JCM and its affiliates, as well as the fees paid by JCM or a Fund to the subadvisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees JCM charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by JCM, the investment performance of the Fund and the expense limitations agreed to by JCM.

Economies of Scale

The Trustees received and considered information about the potential of JCM to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except one Fund that has breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of JCM, JCM is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. The Trustees considered certain Amended Agreements that included a change to the advisory fee to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period. Such a fee structure is likely to increase or decrease JCM's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between JCM

20 Janus Aspen Series December 31, 2005

and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to JCM and its affiliates from their relationship with the Funds. They recognized that affiliates of JCM separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered JCM's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of JCM, as well as JCM's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that JCM's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by JCM and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefore, the Funds and JCM may potentially benefit from their relationship with each other in other ways. They concluded that JCM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from JCM's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of JCM. They further concluded that success of each Fund could attract other business to JCM or its other Funds and that the success of JCM could enhance JCM's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the current Investment Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. In approving the Amended Agreements the Independent Trustees also concluded that the Amended Agreement, as proposed, was in the best interest of the Fund and its shareholders.

Janus Aspen Series December 31, 2005 21

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

22 Janus Aspen Series December 31, 2005

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of uninvested cash balances earning interest or balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series December 31, 2005 23

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2005:

Dividends Received Deduction Percentage

Portfolio
Janus Aspen Core Equity Portfolio	100%

24 Janus Aspen Series December 31, 2005

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance

Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of the report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund and Janus Adviser Series.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees*

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 62	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus World Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 49	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 48	Trustee	6/02-Present	Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	69		Trustee of Asian Cultural Council.

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 67	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (metals distributor), and W.W. Grainger, Inc. (industrial distributor) and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), the University of Chicago, and Chicago Public Education Fund.

Janus Aspen Series December 31, 2005 25

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees* (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Partners (private equity firm); and Professor Emeritus of Business of University of Colorado. Formerly, Professor of Business, University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 61	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 67	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 58	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005); and President of Leo Burnett (USA) (advertising agency) (1996-2000).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

Interested Trustee

Thomas H. Bailey*** 151 Detroit Street Denver, CO 80206 Age 68	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation; and Director (1997-2001) of Janus Distributors, Inc.	69	N/A

 * All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected by shareholders as Trustees of the Trust on December 29, 2005. In addition, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.

** Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

*** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

26 Janus Aspen Series December 31, 2005

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Minyoung Sohn 151 Detroit Street Denver, CO 80206 Age 30	Executive Vice President and Portfolio Manager Core Equity Portfolio	5/05-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (1998-2003) for Janus Capital Corporation.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 35	Chief Legal Counsel and Secretary	1/06-Present	Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Bonnie M. Howe** 151 Detroit Street Denver, CO 80206 Age 40	Vice President	12/99-1/06	Vice President and Assistant General Counsel of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 40	President and Chief Executive Officer General Counsel Vice President and Secretary	1/06-Present 4/04-12/05 12/99-12/05	Senior Vice President and General Counsel of Janus Capital and Janus Services LLC: and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 48	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Bonnie M. Howe intends to resign her positions with Janus Capital Group Inc. and its subsidiaries effective January 11, 2006.

Janus Aspen Series December 31, 2005 27

Trustees and Officers (unaudited) (continued)

Officers (cont.)

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Girard C. Miller*** 151 Detroit Street Denver, CO 80206 Age 54	President and Chief Executive Officer	11/03-12/05	Executive Vice President and Chief Operating Officer of Janus Capital Group Inc. and Janus Capital; President of Janus Distributors LLC and Janus Capital International LLC; Executive Vice President of Janus Services LLC; President and Director of Janus Management Holdings Corporation; and Chief Operating Officer and President of Capital Group Partners, Inc. Formerly, President and Chief Executive Officer of ICMA Retirement Corporation (1993-2003).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 43	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

 * Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

*** Mr. Miller resigned his positions with Janus Capital Group Inc. and its subsidiaries effective December 30, 2005.

28 Janus Aspen Series December 31, 2005

[This page intentionally left blank.]

Janus Aspen Series December 31, 2005 29

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on November 22, 2005 and adjourned and reconvened to December 29, 2005. At the meeting, the following matters were voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

Elect nine Trustees, including eight "independent" candidates.

	Number of Shares			Percentage of Outstanding Shares			Percentage of Shares Voted
Trustees	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jerome S. Contro	305,036,919	13,749,999	318,786,918	76.17%	3.43%	79.60%	95.69%	4.31%	100.00%
William F. McCalpin	305,465,577	13,321,341	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
John W. McCarter, Jr.	305,094,088	13,692,830	318,786,918	76.18%	3.42%	79.60%	95.70%	4.30%	100.00%
Dennis B. Mullen	305,292,961	13,493,957	318,786,918	76.23%	3.37%	79.60%	95.77%	4.23%	100.00%
James T. Rothe	305,454,522	13,332,396	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
William D. Stewart	305,342,707	13,444,211	318,786,918	76.24%	3.36%	79.60%	95.78%	4.22%	100.00%
Martin H. Waldinger	304,893,973	13,892,945	318,786,918	76.13%	3.47%	79.60%	95.64%	4.36%	100.00%
Linda S. Wolf	304,970,915	13,816,003	318,786,918	76.15%	3.45%	79.60%	95.67%	4.33%	100.00%
Thomas H. Bailey	305,017,094	13,769,824	318,786,918	76.16%	3.44%	79.60%	95.68%	4.32%	100.00%

Proposal 2a

To approve amendments to the Trust's Amended and Restated Trust Instrument to provide for shareholder votes to be counted based upon each dollar of net asset value held by the shareholder rather than one vote for each share.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	280,014,672	28,222,128	10,550,118	-	69.92%	7.05%	2.63%	0.00%	87.84%	8.85%	3.31%	0.00%

Proposal 2b

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to reorganize all or a portion of the Trust or any of its Portfolios or classes.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	284,529,475	22,832,884	11,424,559	-	71.05%	5.70%	2.85%	0.00%	89.26%	7.16%	3.58%	0.00%

Proposal 2c

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to liquidate the Trust or any Portfolio or class thereof.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	278,988,114	27,248,932	12,549,871	-	69.67%	6.80%	3.13%	0.00%	87.51%	8.55%	3.94%	0.00%

Proposal 4a

To approve certain amendments to the Portfolio's investment advisory agreement with Janus Capital to conform to prevailing industry practice.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Portfolio	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Core Equity Portfolio	623,564	474,509	20,678	28,164	-	76.10%	3.32%	4.52%	0.00%	90.67%	3.95%	5.38%	0.00%

30 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 31

Notes

32 Janus Aspen Series December 31, 2005

Notes

Janus Aspen Series December 31, 2005 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (01/06)

C-0106-363  109-02-711 02-06

2005 Annual Report

Janus Aspen Series

Janus Aspen Flexible Bond Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Schedule of Investments	13

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	21

Additional Information	22

Explanations of Charts, Tables and Financial Statements	25

Trustees and Officers	28

Shareholder Meeting	32

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary are just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2007. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series December 31, 2005 1

Janus Aspen Flexible Bond Portfolio (unaudited)

Performance Overview

For much of the period ended December 31, 2005, fixed-income markets were volatile, with investors trying to gauge the interest rate outlook in an environment of soaring energy prices, uneven economic growth and devastation caused by the Gulf Coast hurricanes. At the same time, the Federal Reserve (Fed) continued on its course to contain inflation by gradually raising the Fed Funds rate to 4.25% in December, up 325 basis points from the bottom seen in 2004. The Fed's measured tightening kept pressure on the short-end of the Treasury yield curve, while the long-end fluctuated on signs of economic strength and weakness.

Janus Aspen Flexible Bond Portfolio's Institutional Shares gained 2.00% and the Service Shares returned 1.76% in this environment, while the Portfolio's primary benchmark, the Lehman Brothers Aggregate Bond Index, returned 2.43% and its secondary benchmark, the Lehman Brothers Government/Credit Index, returned 2.37%. As 2005 began, our concerns over tight credit spreads led us to methodically scale back the Portfolio's overweighting in corporate bonds – a strategy we executed all year long. Unfortunately, these efforts did not come quickly enough to protect us from the spring sell-off in the corporate bond market caused mainly by weakness at General Motors (GM). Our traditional longer-maturity Treasury holdings aided performance during this timeframe, but as the threat of higher inflation eventually took center stage, they worked against us later in the period.

Strategy in This Environment

We increased our position in AAA-rated, mortgage-backed securities in an attempt to augment total return without extending our credit or duration risk – a move that proved beneficial as this asset class was among the best performing for much of the period. Within the corporate debt market, while we pared back our overall exposure, we did maintain our focus on crossover bonds, which only require one or two more upgrades to attain investment-grade status. As such, we believe they offer improving fundamentals and the potential for tightening spreads.

Portfolio Composition

As of December 31, 2005, mortgage-backed securities made up 33.5% of the Portfolio's total net assets, while 37.6% of the Portfolio's total net assets consisted of U.S. Treasury & Agency bonds and 25.8% were invested in corporate bonds.

Select Corporate Bonds Hindered Performance

Weighing heavily on results was our position in General Motors Acceptance Corporation bonds, issued by the financing arm of automaker GM. The company struggled amidst concerns over disappointing earnings growth, weak vehicle sales and a substantial pension fund liability. Causing the most damage was the fact that GM lowered their cash flow estimates by $7 billion, triggering a series of credit downgrades on the company's bonds. On a positive note, the Portfolio was significantly underweight in GM compared to its primary benchmark, which helped to diminish the impact to the Portfolio. However, the negative sentiment generated by the substantial GM shortfall carried over to the rest of the corporate sector in general.

Other detractors included theater chain AMC, which was slowed by disappointing box office sales and uncertainty over its planned merger with rival Lowe's Cineplex, and Texas-based power company TXU, which saw its production and delivery capacity temporarily disrupted by Hurricane Rita. TXU restored most of its service, however, and the utility continues to benefit

Portfolio Snapshot

This bond portfolio adjusts its allocations among different types of bonds in an attempt to take advantage of ever-changing market conditions.

Ron Speaker

portfolio manager

Portfolio Profile

	December 31, 2005		December 31, 2004
Weighted Average Maturity	7.2	Yrs	6.9	Yrs
Average Modified Duration*	4.6	Yrs	5.1	Yrs
30-Day Current Yield**
Institutional Shares	4.55%		4.15%
Service Shares	4.29%		3.93%
Weighted Average Fixed Income Credit Rating	AA+		A
Number of Bonds/Notes	221		229

*A theoretical measure of price volatility

**Yield will fluctuate

2 Janus Aspen Series December 31, 2005

(unaudited)

from a firm pricing environment, as well as its own cost-cutting and debt-reduction efforts. Additionally, the company continued to affirm its full-year outlook for double-digit earnings growth.

Driving Results Were Mortgage-Backed Securities

Performance was bolstered by the steps we took earlier this year to insulate the Portfolio from interest rate pressures. In particular, we capitalized on our significant weighting in mortgage-backed securities, which accounted for roughly one-third of Portfolio assets at the end of the period. These instruments have tended to be less volatile than other fixed-income securities paying comparable yields, and they held their value better during last fall's Treasury sell-off.

From a corporate perspective, we benefited from strong performance by our Allegheny Energy bonds. The Pennsylvania-based power company continued its restructuring efforts, shedding non-core operations and using the proceeds to pay down debt and reduce its borrowing costs. These efforts have augmented the company's free cash flow, which should help it to absorb higher interest rates, as should a recent settlement charge related to its purchase of Merrill Lynch's energy-trading business. We also benefited from our ongoing focus on crossover bonds, which typically offer solid fundamentals and minimal downside risk. One example is Enterprise Products, a Houston-based gas pipeline partnership that continues to pay down debt.

Investment Strategy and Outlook

As we move ahead, the bond market likely will focus on two critical issues facing the Federal Reserve. The first issue is the imminent changeover from current Federal Reserve Chairman Alan Greenspan to Ben Bernanke. The second issue is how soon the Fed will reach a rate considered neutral. This neutral rate will be dependent on the path of economic growth and inflation. During this critical time, we will be cautiously optimistic that Greenspan and Bernanke will make a smooth transition and that the Fed will find neutrality in fairly short order, as the economy appears to be moderating and the outlook for inflation seems to be improving post the energy-induced inflation. Once the resolution of these two important issues is found, we believe the bond market should encounter smoother sailing as investors' worries over fighting the Fed will subside. Given our latitude to invest in multiple fixed-income assets classes, we are confident we will find attractive opportunities to invest in throughout 2006.

Thank you for your continued investment in Janus Aspen Flexible Bond Portfolio.

Significant Areas of Investment – Portfolio (% of Net Assets)

Janus Aspen Series December 31, 2005 3

Janus Aspen Flexible Bond Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2005

	One Year	Five Year	Ten Year	Since Inception*
Janus Aspen Flexible Bond Portfolio - Institutional Shares	2.00%	6.08%	6.80%	7.33%
Janus Aspen Flexible Bond Portfolio - Service Shares	1.76%	5.81%	6.54%	7.13%
Lehman Brothers Aggregate Bond Index	2.43%	5.87%	6.16%	6.15%
Lehman Brothers Government/ Credit Index	2.37%	6.11%	6.17%	6.11%
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Intermediate Investment Grade Debt Funds	43/50	9/32	1/15	1/10

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – September 13, 1993

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05)*
Actual	$1,000.00	$1,000.20	$2.92
Hypothetical (5% return before expenses)	$1,000.00	$1,022.28	$2.96
Expense Example - Service Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05)*
Actual	$1,000.00	$999.00	$4.18
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23

*Expenses are equal to the annualized expense ratio of 0.58% for Institutional Shares and 0.83% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

There is no assurance that the investment process will consistently lead to successful investing.

High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Bond portfolios have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios.

The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio manager.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

Effective May 1, 2005, Janus Aspen Flexible Income Portfolio changed its name to Janus Aspen Flexible Bond Portfolio and added to its investment policy to state that at least 80% of its net assets (plus borrowings for investment purposes) will be invested in bonds.

Effective May 1, 2005, the Portfolio changed its primary benchmark from the Lehman Brothers Government/Credit Index to the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a broader representation of the fixed-income market. The new primary benchmark will provide a more appropriate comparison to the Portfolio's investment style. The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity and have an outstanding par value of at least $100 million. The Portfolio will retain the Lehman Brothers Government/Credit Index as a secondary benchmark index.

The Portfolio's prospectus allows for investment in non-investment grade securities.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the Statement of Additional Information until at least May 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

4 Janus Aspen Series December 31, 2005

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Corporate Bonds - 25.4%
Aerospace and Defense - 0.3%
$835,000	Northrop Grumman Corp., 4.079% notes, due 11/16/06	$828,550
Agricultural Operations - 0.1%
452,000	Bunge Limited Finance Corp., 4.375% company guaranteed notes, due 12/15/08	444,201
Brewery - 0.2%
675,000	Foster's Finance Corp., 5.125% notes, due 6/15/15 (144A)	656,717
Cable Television - 0.4%
1,245,000	Cox Communications, Inc., 4.625% notes, due 1/15/10	1,205,226
Casino Hotels - 0.2%
550,000	Hard Rock Hotel, Inc., 8.875% notes, due 6/1/13	592,625
Cellular Telecommunications - 0.6%
	Nextel Communications, Inc.:
740,000	6.875%, senior notes, due 10/31/13	771,978
430,000	7.375%, senior notes, due 8/1/15	453,787
645,000	Rogers Wireless Communications, Inc. 7.616%, secured notes, due 12/15/10‡	665,963
		1,891,728
Chemicals - Specialty - 0.1%
155,000	Lubrizol Corp., 6.50% debentures, due 10/1/34	161,825
Commercial Banks - 0.6%
620,000	Skandinaviska Enskilda Banken AB, 5.471% subordinated notes, due 3/29/49 (144A)‡	613,628
420,000	Sovereign Bank, 4.00% deposit notes, due 2/1/08	411,753
850,000	Zions Bancorp, 5.50% subordinated notes, due 11/16/15	856,275
		1,881,656
Computer Services - 0.3%
	Sungard Data Systems, Inc.:
425,000	9.125%, senior unsecured notes due 8/15/13 (144A)	439,875
560,000	10.25% senior subordinated notes due 8/15/15 (144A)	560,000
		999,875
Computers - 0.4%
1,190,000	IBM Corp., 2.375%, notes due 11/1/06	1,167,045
Computers - Peripheral Equipment - 0%
996,000	Candescent Technologies Corp., 8.00% convertible senior subordinated debentures due 5/1/03 (144A)‡,º,ºº,§	0
Consumer Products - Miscellaneous - 0.2%
525,000	Fortune Brands, Inc., 4.875% notes, due 12/1/13	509,805
Containers - Metal and Glass - 0.5%
800,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	835,000
560,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	567,000
		1,402,000

Shares or Principal Amount		Value
Cosmetics and Toiletries - 1.2%
$2,005,000	Gillette Co., 4.125% senior notes, due 8/30/07‡	$1,982,434
1,890,000	Procter & Gamble Co., 4.75% senior notes, due 6/15/07	1,891,799
		3,874,233
Diversified Financial Services - 1.4%
	General Electric Capital Corp.:
455,000	4.125%, senior unsecured notes, due 9/1/09	442,931
2,220,000	3.75%, notes, due 12/15/09	2,129,911
860,000	4.375%, notes, due 11/21/11	834,946
1,000,000	Zurich Financial Services USA, 6.45% bonds, due 12/15/65 (144A)‡	1,013,900
		4,421,688
Electric - Integrated - 3.3%
610,000	Allegheny Energy Supply Company LLC 8.25%, unsecured notes due 4/15/12 (144A)§	687,775
	CMS Energy Corp.:
430,000	7.50%, senior notes, due 1/15/09	442,900
225,000	6.875%, senior notes, due 12/15/15	226,969
885,000	Dominion Resources, Inc., 5.125% senior notes, due 12/15/09	882,413
620,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	598,206
1,435,000	Monongahela Power Co., 6.70% first mortgage notes, due 6/15/14	1,570,699
285,000	Northern States Power Co., 2.875% first mortgage notes, due 8/1/06	282,044
575,000	Pacific Gas and Electric Co., 4.80% unsecured notes, due 3/1/14	560,353
	Southern California Edison Co.:
1,360,000	7.625%, notes, due 1/15/10	1,482,346
740,000	6.00%, first mortgage notes, due 1/15/34	783,120
1,100,000	Southwestern Public Service Co., 5.125% senior notes, due 11/1/06	1,100,927
	TXU Corp.:
1,715,000	6.375%, senior notes, due 6/15/06	1,723,735
395,000	6.55%, notes, due 11/15/34	373,235
		10,714,722
Electronic Components - Semiconductors - 0.1%
350,000	Advanced Micro Devices, Inc., 7.75% senior notes, due 11/1/12	353,500
Finance - Auto Loans - 0.2%
675,000	General Motors Acceptance Corp., 6.125% notes, due 8/28/07	625,709
Finance - Commercial - 0.4%
1,220,000	CIT Group, Inc., 3.65% senior notes, due 11/23/07	1,192,618
Finance - Consumer Loans - 0.8%
1,145,000	Household Finance Corp., 4.625% notes, due 1/15/08	1,137,452
835,000	John Deere Capital Corp., 3.625% notes, due 5/25/07	820,532
500,000	SLM Corp., 6.81% notes due 1/31/14‡	492,725
		2,450,709

See Notes to Schedules of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 5

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Finance - Investment Bankers/Brokers - 0.6%
	E*Trade Financial Corp.:
$275,000	8.00%, senior notes, due 6/15/11	$286,000
400,000	7.375%, senior notes, due 9/15/13 (144A)	405,000
630,000	Goldman Sachs Group, Inc., 5.125% notes, due 1/15/15	622,875
510,000	Jefferies Group, Inc., 5.50% senior notes, due 3/15/16	503,778
		1,817,653
Food - Diversified - 0.7%
970,000	General Mills, Inc., 3.875% notes, due 11/30/07	950,991
1,430,000	Kellogg Co., 2.875% senior notes, due 6/1/08	1,362,457
		2,313,448
Foreign Government - 0.6%
1,125,000	Canada Mortgage & Housing Corp., 4.80% guaranteed notes, due 10/1/10	1,131,028
740,000	United Mexican States, 4.625% notes, due 10/8/08	730,750
		1,861,778
Gas - Distribution - 0.7%
375,000	Colorado Interstate Gas Co., 6.80% senior notes, due 11/15/15 (144A)	383,166
575,000	NiSource, Inc., 3.628% debentures, due 11/1/06	568,792
1,145,000	Southwest Gas Corp., 7.625% senior notes, due 5/15/12	1,278,547
		2,230,505
Independent Power Producer - 0.2%
661,000	NRG Energy, Inc., 8.00% company guaranteed notes, due 12/15/13	737,015
Investment Management and Advisory Services - 1.1%
	Ameriprise Financial, Inc.:
425,000	5.35%, senior unsecured notes due 11/15/10	427,912
350,000	5.65%, senior unsecured notes due 11/15/15	355,668
1,030,000	Franklin Resources, Inc., 3.70% notes, due 4/15/08	1,003,931
	Nuveen Investments:
675,000	5.00%, senior notes, due 9/15/10	664,152
925,000	5.50%, senior notes, due 9/15/15	909,252
		3,360,915
Life and Health Insurance - 0.8%
1,075,000	Americo Life, Inc., 7.875% notes, due 5/1/13 (144A)§	1,112,300
1,245,000	StanCorp Financial Group, Inc., 6.875% senior notes, due 10/1/12	1,339,172
		2,451,472
Medical - Biomedical and Genetic - 0.2%
525,000	Genentech, Inc., 4.75% senior notes, due 7/15/15	510,875
Medical - HMO - 0.9%
	Coventry Health Care, Inc.:
505,000	5.875%, senior notes, due 1/15/12	510,050
650,000	6.125%, senior notes, due 1/15/15	666,250

Shares or Principal Amount		Value
Medical - HMO - (continued)
$1,340,000	UnitedHealth Group, Inc., 3.30% senior notes, due 1/30/08	$1,298,813
285,000	WellPoint Health Networks, Inc., 6.375% notes, due 6/15/06	286,889
		2,762,002
Medical Labs and Testing Services - 0.1%
425,000	Quest Diagnostic, Inc., 5.125% company guaranteed notes due 11/1/10 (144A)	424,879
Motorcycle and Motor Scooter Manufacturing - 0.3%
860,000	Harley-Davidson, Inc., 3.625% notes, due 12/15/08 (144A)	831,916
Multimedia - 0.4%
136,000	Entravision Communications Corp., 5.55% bank loan, due 3/7/13	136,793
1,245,000	Time Warner, Inc., 6.125% company guaranteed notes, due 4/15/06	1,248,744
		1,385,537
Mutual Insurance - 0.2%
620,000	North Front, 5.81% bonds, due 12/15/24 (144A)‡	620,574
Non-Hazardous Waste Disposal - 0.3%
790,000	Waste Management, Inc., 7.375% senior notes, due 8/1/10	859,751
Office Automation and Equipment - 0.2%
675,000	Pitney Bowes, Inc., 4.75% senior notes, due 1/15/16	650,464
Oil Companies - Exploration and Production - 0.6%
275,000	Chesapeake Energy Corp., 7.50% senior notes, due 9/15/13	292,188
400,000	Kerr-McGee Corp., 6.95% secured notes, due 7/1/24	424,272
327,000	Magnum Hunter Resources, Inc., 9.60% company guaranteed notes, due 3/15/12	354,795
	Pemex Project Funding Master Trust:
200,000	5.75%, company guaranteed notes due 12/15/15 (144A)	199,000
195,000	8.625%, company guaranteed notes due 2/1/22‡	240,338
325,000	Ras Laffan LNG III, 5.838% bonds, due 9/30/27 (144A)	326,040
		1,836,633
Oil Companies - Integrated - 1.0%
1,770,000	ChevronTexaco Capital Co., 3.50% company guaranteed notes, due 9/17/07	1,733,940
1,210,000	El Paso Corp., 7.625% notes, due 9/1/08	1,228,150
		2,962,090
Oil Field Machinery and Equipment - 0.3%
860,000	Cooper Cameron Corp., 2.65% senior notes, due 4/15/07	831,503
Oil Refining and Marketing - 0.3%
	Enterprise Products Operating L.P.:
475,000	4.95%, senior notes, due 6/1/10	465,785
410,000	Series B, 6.375%, company guaranteed
	notes, due 2/1/13	429,232
		895,017

See Notes to Schedules of Investments and Financial Statements.

6 Janus Aspen Series December 31, 2005

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Pipelines - 0.7%
$739	Kern River Funding Corp., 4.893% company guaranteed notes, due 4/30/18	$725
	Panhandle Eastern Pipe Line Co.:
1,220,000	Series B, 2.75%, senior notes, due 3/15/07	1,186,310
640,000	4.80%, senior notes, due 8/15/08	632,762
375,000	Williams Companies, Inc., 6.375% notes, due 10/1/10 (144A)	374,531
		2,194,328
Property and Casualty Insurance - 0.9%
1,190,000	Kingsway America, Inc., 7.50% senior notes, due 2/1/14	1,226,127
1,340,000	Ohio Casualty Corp., 7.30% senior unsecured notes, due 6/15/14	1,440,258
		2,666,385
Publishing - Periodicals - 0.2%
513,000	Dex Media East LLC, 12.125% company guaranteed notes, due 11/15/12	600,210
Radio - 0.1%
289,000	XM Satellite Radio Holdings, Inc., 12.00% secured notes, due 6/15/10	324,403
Reinsurance - 0.1%
430,000	Berkshire Hathaway, Inc., 4.625% company guaranteed notes, due 10/15/13	419,425
Rental Auto/Equipment - 0.1%
215,000	Hertz Corp., 8.875% senior notes, due 1/1/14 (144A)	219,031
Retail - Regional Department Stores - 0%
131,000	Neiman Marcus Group, Inc., 6.94688% bank loan, due 3/13/13	131,895
Savings/Loan/Thrifts - 0.2%
200,000	Sovereign Bancorp, Inc., 4.80% senior notes, due 9/1/10 (144A)	196,013
310,000	Webster Capital Trust II, 10.00% company guaranteed notes, due 4/1/27	338,786
		534,799
Special Purpose Banks - 0.3%
845,000	Rabobank Capital Funding Trust II, 5.26% bonds, due 12/31/49 (144A)‡	837,156
Special Purpose Entity - 0.9%
1,075,000	OneAmerica Financial Partners, 7.00% bonds, due 10/15/33 (144A)	1,211,427
1,550,000	Resona Preferred Securities, Ltd., 7.191% bonds, due 12/29/49 (144A)‡	1,644,510
		2,855,937
Telephone - Integrated - 0.7%
980,000	BellSouth Corp., 4.75% senior unsecured notes, due 11/15/12	954,984
1,090,000	Deutsche Telekom International Finance B.V., 3.875%, company guaranteed notes due 7/22/08**	1,064,619
250,000	Qwest Corp., 7.741% senior notes, due 6/15/13 (144A)‡	269,688
		2,289,291

Shares or Principal Amount			Value
Transportation - Railroad - 0.1%
	$350,000	BNSF Funding Trust I, 6.613% company guaranteed notes due 12/15/55‡	$364,353
Transportation - Services - 0.3%
	1,050,000	FedEx Corp., 2.65% notes, due 4/1/07	1,021,353
	Total Corporate Bonds (cost $79,238,574)		79,177,025
Foreign Bonds - 0.4%
Cable Television - 0.1%
EUR	340,000	Telenet Communications N.V., 9.00% senior notes, due 12/15/13 (144A)**	445,795
Drug Delivery Systems - 0.3%
EUR	545,000	Fresenius Finance B.V., 7.75% company guaranteed notes due 4/30/09 (144A)**	675,871
	Total Foreign Bonds (cost $1,051,303)		1,121,666
Mortgage-Backed Securities - 33.5%
		Fannie Mae:
	$1,560,729	7.00%, due 9/1/14	1,622,219
	1,082,150	6.00%, due 6/1/17	1,106,185
	935,134	5.00%, due 11/1/18	926,474
	827,455	4.50%, due 5/1/19	806,411
	1,675,338	4.50%, due 5/1/19	1,632,731
	1,995,526	4.50%, due 5/1/19	1,944,776
	629,764	4.00%, due 6/1/19	602,079
	383,615	5.50%, due 8/1/19	386,128
	2,875,924	5.00%, due 8/1/19	2,846,662
	1,077,665	5.50%, due 9/1/19	1,084,723
	207,581	5.50%, due 9/1/19	209,019
	891,732	4.00%, due 2/1/20	851,588
	618,062	4.50%, due 4/1/20	601,440
	2,187,959	5.50%, due 9/1/24**	2,185,055
	1,518,683	5.00%, due 5/1/25	1,484,829
	861,555	7.00%, due 2/1/32	900,794
	784,150	6.50%, due 5/1/32	809,439
	225,456	6.50%, due 6/1/32	232,247
	387,041	6.50%, due 7/1/32	397,774
	2,966,652	5.50%, due 2/1/33	2,945,763
	1,322,490	5.50%, due 11/1/33	1,312,791
	1,549,968	5.00%, due 11/1/33	1,507,221
	937,892	5.50%, due 1/1/34	931,014
	1,474,117	5.50%, due 2/1/34	1,461,094
	3,769,900	5.00%, due 3/1/34	3,665,929
	667,507	5.00%, due 4/1/34	649,098
	1,626,464	5.00%, due 4/1/34	1,579,123
	1,440,337	5.00%, due 6/1/34	1,398,413
	688,265	4.50%, due 6/1/34	649,670
	2,531,734	6.00%, due 7/1/34	2,561,959
	632,003	5.00%, due 7/1/34	613,607
	880,887	6.50%, due 8/1/34	905,487
	159,814	6.50%, due 9/1/34	165,152
	331,746	5.50%, due 11/1/34	328,816
	2,990,288	5.50%, due 12/1/34	2,963,871
	1,398,375	5.50%, due 2/1/35	1,388,120
	117,062	4.50%, due 2/1/35	110,498
	530,339	6.00%, due 3/1/35	536,350
	1,622,613	5.50%, due 3/1/35	1,607,063
	973,312	5.00%, due 4/1/35	943,099
	368,819	4.50%, due 4/1/35	347,343

See Notes to Schedules of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 7

Janus Aspen Flexible Bond Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
	Fannie Mae: (continued)
$1,271,909	5.50%, due 5/1/35	$1,261,877
2,071,626	5.00%, due 5/1/35	2,007,320
1,490,375	5.50%, due 7/1/35	1,476,092
787,604	4.688%, due 7/1/35	771,530
911,690	4.418%, due 7/1/35	902,150
839,159	5.50%, due 7/1/35	832,674
854,000	5.00%, due 7/1/35	827,490
697,957	6.00%, due 8/1/35	705,924
579,818	6.00%, due 8/1/35	586,412
495,542	5.00%, due 8/1/35	480,160
680,778	5.00%, due 8/1/35	659,645
665,886	6.00%, due 9/1/35	673,438
1,320,019	6.00%, due 9/1/35	1,334,990
213,549	5.00%, due 11/1/35	206,920
1,147,998	6.00%, due 1/15/36ç	1,158,401
	Federal Home Loan Bank System:
1,315,847	4.75%,due 10/25/10	1,304,334
1,242,991	5.50%, due 12/1/34	1,232,798
1,065,211	5.50%, due 12/1/34	1,056,476
964,997	4.50%, due 2/1/35	907,901
	Freddie Mac:
793,811	5.50%, due 1/1/18	799,059
2,499,253	4.50%, due 2/1/18	2,438,529
1,364,866	5.00%, due 9/1/18	1,353,211
1,290,799	4.00%, due 4/1/19	1,231,677
1,698,538	5.00%, due 2/1/20	1,681,771
700,478	6.00%, due 11/1/33	708,297
820,181	5.50%, due 11/1/33	814,661
1,392,475	6.00%, due 2/1/34	1,412,221
774,396	5.00%, due 5/1/34	751,234
556,877	5.00%, due 5/1/34	540,221
330,259	6.50%, due 7/1/34	339,481
153,239	6.50%, due 7/1/34	157,514
157,797	6.50%, due 6/1/35	161,725
2,350,797	5.50%, due 6/1/35	2,331,520
5,231,136	5.00%, due 7/1/35	5,064,393
870,676	5.00%, due 8/1/35	842,923
1,779,394	5.50%, due 9/1/35	1,763,454
1,337,585	5.50%, due 9/1/35	1,325,602
1,090,200	5.00%, due 10/1/35	1,055,450
2,186,905	5.50%, due 10/1/35	2,168,977
	Ginnie Mae:
895,611	4.50%, due 10/15/33	859,533
1,975,494	6.00%, due 10/20/34	2,018,772
821,915	6.50%, due 2/20/35	852,075
2,014,137	5.50%, due 3/20/35	2,022,949
1,424,436	5.50%, due 5/20/35	1,430,668
2,435,000	5.00%, due 10/15/35	2,404,563
Total Mortgage-Backed Securities (cost $105,834,971)		104,119,066
Preferred Stock - 0.6%
Finance - Other Services - 0.2%
10,595	Chevy Chase Preferred Capital Corp. Series A, convertible, 10.375%	593,320
REIT - Diversified - 0.2%
30,500	iStar Financial, Inc., 7.875%	768,600
Savings/Loan/Thrifts - 0.2%
25,480	Chevy Chase Bank FSB, 8.00%	659,932
Total Preferred Stock (cost $2,036,450)		2,021,852
U.S. Government Agencies - 9.4%
	Freddie Mac:
$8,120,000	2.75%, due 8/15/06#	$8,027,294
15,800,000	3.25%, due 11/15/07	15,382,169
1,320,000	3.875%, due 6/15/08#	1,293,853
3,160,000	5.50%, due 3/15/11	3,266,325
1,140,000	6.625%, due 11/15/30#	1,405,656
Total U.S. Government Agencies (cost $29,970,786)		29,375,297

Shares or Principal Amount		Value
U.S. Treasury Notes/Bonds - 28.2%
	U.S. Treasury Notes/Bonds:
$8,420,000	3.50%, due 11/15/06#	$8,353,887
6,333,000	3.125%, due 1/31/07#	6,244,439
600,000	3.875%, due 7/31/07#	595,125
1,560,000	4.00%, due 9/30/07#	1,549,153
6,324,000	3.00%, due 2/15/08#	6,145,891
3,490,000	4.125%, due 8/15/08#	3,470,777
3,450,000	4.375%, due 11/15/08#	3,450,538
670,000	3.875%, due 9/15/10#	656,051
285,000	4.25%, due 10/15/10#	283,508
516,282	1.625%, due 1/15/15‡‡,#	497,385
5,195,000	4.125%, due 5/15/15#	5,081,157
1,730,000	4.25%, due 8/15/15#	1,707,631
7,475,000	4.50%, due 11/15/15#	7,536,317
3,250,000	7.50%, due 11/15/16#	4,082,306
2,350,000	8.875%, due 8/15/17#	3,265,581
4,430,000	8.875%, due 2/15/19#	6,299,597
1,925,000	7.25%, due 8/15/22#	2,506,862
5,920,000	6.25%, due 8/15/23#	7,069,315
4,370,000	5.25%, due 2/15/29#	4,768,592
6,025,000	6.25%, due 5/15/30#	7,482,767
5,765,000	5.375%, due 2/15/31#	6,475,715
Total U.S. Treasury Notes/Bonds (cost $87,576,767)		87,522,594
Other Securities - 24.5%
76,131,285	State Street Navigator Securities Lending Prime Portfolio† (cost $76,131,285)	76,131,285
Repurchase Agreement - 1.7%
$5,400,000	Bear Stearns & Company, Inc., 4.30% dated 12/30/05, maturing 1/3/06 to be repurchased at $5,402,580 collateralized by $48,099,783 in U.S. Government Agencies 0% - 27.045%, 2/15/09 - 12/25/35 with a value of $5,508,010 (cost $5,400,00)	5,400,000
Total Investments (total cost $387,240,136) – 123.7%		384,868,785
Liabilities, net of Cash, Receivables and Other Assets – (23.7)%		(73,635,369)
Net Assets – 100%		$311,233,416

Summary of Investments by Country

Country	Value	% of Investment Securities
Australia	$656,717	0.2%
Belgium	445,795	0.1%
Canada	3,530,931	0.9%
Cayman Islands	1,644,510	0.4%
Mexico	730,750	0.2%
Netherlands	1,740,490	0.4%
Qatar	326,040	0.1%
Sweden	613,628	0.2%
United States††	375,179,924	97.5%
Total	$384,868,785	100.0%

††Includes Short-Term Securities and Other Securities (76.3% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 1/27/06	890,000	$1,055,170	$36,593
Total		$1,055,170	$36,593

See Notes to Schedules of Investments and Financial Statements.

8 Janus Aspen Series December 31, 2005

Statement of Assets and Liabilities

As of December 31, 2005 (all numbers in thousands except net asset value per share)	Janus Aspen Flexible Bond Portfolio(1)
Assets:
Investments at cost(2)	$387,240
Investments at value(2)	$384,869
Cash	145
Receivables:
Investments sold	1,252
Portfolio shares sold	48
Dividends	14
Interest	2,805
Other assets	1
Forward currency contracts	37
Total Assets	389,171
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	76,131
Investments purchased	1,285
Portfolio shares repurchased	342
Dividends	–
Advisory fees	145
Transfer agent fees and expenses	–
Distribution fees - Service Shares	7
Non-interested Trustees' fees and expenses	5
Accrued expenses	23
Total Liabilities	77,938
Net Assets	$311,233
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$312,929
Undistributed net investment income/(loss)*	1,043
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(404)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	(2,335)
Total Net Assets	$311,233
Net Assets - Institutional Shares	$278,324
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	24,506
Net Asset Value Per Share	$11.36
Net Assets - Service Shares	$32,909
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,763
Net Asset Value Per Share	$11.91

* See Note 3 in Notes to Financial Statements.

(1) Formerly named Janus Aspen Flexible Income Portfolio.

(2) Investments at cost and value include $74,621,519 of securities loaned for Janus Aspen Flexible Bond Portfolio (Note 1).

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 9

Statement of Operations

For the fiscal year ended December 31, 2005 (all numbers in thousands)	Janus Aspen Flexible Bond Portfolio(1)
Investment Income:
Interest	$16,608
Securities lending income	120
Dividends	160
Foreign tax withheld	–
Total Investment Income	16,888
Expenses:
Advisory fees	1,898
Transfer agent expenses	3
Registration fees	10
Custodian fees	22
Professional fees	14
Non-interested Trustees' fees and expenses	22
Distribution fees - Service Shares	83
Other expenses	72
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	2,124
Expense and Fee Offsets	(4)
Net Expenses	2,120
Net Investment Income/(Loss)	14,768
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	(48	)(2)
Net realized gain/(loss) from foreign currency transactions	104
Net realized gain/(loss) from futures contracts	153
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	(8,676)
Payment from affiliate (Note 2)	1
Net Gain/(Loss) on Investments	(8,466)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$6,302

(1)  Formerly named Janus Aspen Flexible Income Portfolio.

(2)  Includes $206,164 of realized gains resulting from a redemption-in-kind during the fiscal year ended December 31, 2005 for Janus Aspen Flexible Bond Portfolio.

See Notes to Financial Statements.

10 Janus Aspen Series December 31, 2005

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Flexible Bond Portfolio(1)
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$14,768	$23,895
Net realized gain/(loss) from investment and foreign currency transactions	56	16,499
Net realized gain/(loss) from futures contracts	153	(3,297)
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(8,676)	(15,972)
Payment from affiliate (Note 2)	1	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	6,302	21,126
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(14,320)	(24,417)
Service Shares	(1,528)	(1,906)
Net realized gain from investment transactions*
Institutional Shares	(10,411)	(6,342)
Service Shares	(1,096)	(390)
Net Decrease from Dividends and Distributions	(27,355)	(33,055)
Capital Share Transactions:
Shares sold
Institutional Shares	40,020	56,041
Service Shares	5,204	10,866
Reinvested dividends and distributions
Institutional Shares	24,732	30,759
Service Shares	2,623	2,296
Shares repurchased(2)
Institutional Shares	(171,955)	(247,419)
Service Shares	(7,727)	(8,518)
Net Increase/(Decrease) from Capital Share Transactions	(107,103)	(155,975)
Net Increase/(Decrease) in Net Assets	(128,156)	(167,904)
Net Assets:
Beginning of period	439,389	607,293
End of period	$311,233	$439,389
Undistributed net investment income/(loss)*	$1,043	$1,549

* See Note 3 in Notes to Financial Statements.

(1)  Formerly named Janus Aspen Flexible Income Portfolio.

(2)  During the fiscal year ended December 31, 2005 and the fiscal year ended December 31, 2004, Janus Aspen Flexible Bond Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $83,965,396 and $90,695,999, respectively, on the date of redemption.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 11

Financial Highlights

Institutional Shares
For a share outstanding during	Janus Aspen Flexible Bond Portfolio(1)
each fiscal year ended December 31	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$12.14		$12.49		$12.30	$11.66	$11.46
Income from Investment Operations:
Net investment income/(loss)	.60		.66		.63	.55	.61
Net gain/(loss) on securities (both realized and unrealized)	(.36)		(.18)		.15	.65	.26
Total from Investment Operations	.24		.48		.78	1.20	.87
Less Distributions and Other:
Dividends (from net investment income)*	(.59)		(.68)		(.59)	(.56)	(.67)
Distributions (from capital gains)*	(.43)		(.15)		–	–	–
Payment from affiliate	–	(2)	–	(2)	–	–	–
Total Distributions and Other	(1.02)		(.83)		(.59)	(.56)	(.67)
Net Asset Value, End of Period	$11.36		$12.14		$12.49	$12.30	$11.66
Total Return	2.00	%(3)	3.97	%(3)	6.39%	10.48%	7.74%
Net Assets, End of Period (in thousands)	$278,324		$404,522		$576,021	$591,189	$387,509
Average Net Assets for the Period (in thousands)	$321,856		$525,932		$623,513	$466,274	$317,156
Ratio of Gross Expenses to Average Net Assets(4)	0.57%		0.59%		0.64%	0.66%	0.67%
Ratio of Net Expenses to Average Net Assets(4)	0.57%		0.59%		0.64%	0.66%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.18%		4.28%		4.51%	5.02%	5.87%
Portfolio Turnover Rate	171	%(5)	171%		154%	229%	308%
Service Shares
For a share outstanding during	Janus Aspen Flexible Bond Portfolio(1)
each fiscal year ended December 31	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$12.70		$13.11		$12.82	$11.98	$11.62
Income from Investment Operations:
Net investment income/(loss)	.53		.54		.53	.34	.47
Net gain/(loss) on securities (both realized and unrealized)	(.31)		(.07)		.26	.87	.39
Total from Investment Operations	.22		.47		.79	1.21	.86
Less Distributions and Other:
Dividends (from net investment income)*	(.58)		(.73)		(.50)	(.37)	(.50)
Distributions (from capital gains)*	(.43)		(.15)		–	–	–
Payment from affiliate	–	(2)	–	(2)	–	–	–
Total Distributions and Other	(1.01)		(.88)		(.50)	(.37)	(.50)
Net Asset Value, End of Period	$11.91		$12.70		$13.11	$12.82	$11.98
Total Return	1.76	%(3)	3.70	%(3)	6.17%	10.16%	7.49%
Net Assets, End of Period (in thousands)	$32,909		$34,867		$31,272	$14,025	$2,136
Average Net Assets for the Period (in thousands)	$33,352		$33,840		$23,523	$7,218	$1,452
Ratio of Gross Expenses to Average Net Assets(4)	0.83%		0.84%		0.89%	0.91%	0.91%
Ratio of Net Expenses to Average Net Assets(4)	0.82%		0.84%		0.89%	0.91%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets	3.94%		4.03%		4.26%	4.61%	5.56%
Portfolio Turnover Rate	171	%(5)	171%		154%	229%	308%

* See Note 3 in Notes to Financial Statements.

(1)  Formerly named Janus Aspen Flexible Income Portfolio.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for fiscal year ended.

(3)  During the fiscal year ended December 31, 2005 and the fiscal year ended December 31, 2004, Janus Capital fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by less than 0.01%

(4)  See Note 4 in Notes to Financial Statements.

(5)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio turnover rate would have been 177%.

See Notes to Financial Statements.

12 Janus Aspen Series December 31, 2005

Notes to Schedules of Investments

Lehman Brothers Aggregate Bond Index	The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Based Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity and have an outstanding par value of at least $100 million.

Lehman Brothers Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lipper Variable Annuity Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

REIT	Real Estate Investment Trust

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, when-issued securities, mortgage dollar rolls (with extended settlement dates) and/or mortgage-backed securities (with extended settlement dates).

  ‡  Rate is subject to change. Rate shown reflects current rate.

  º  Security is a defaulted security with accrued interest in the amount of $39,840 that was written-off December 10, 2001.

  ‡‡  Security is a U.S. Treasury Inflation-Protected Security (TIPS).

  #  Loaned security; a portion or all of the security is on loan at December 31, 2005.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

  Ç  Security is traded on a "to-be-announced" basis.

  ºº Schedule of Fair Valued Securities as of December 31, 2005

	Value	Value as % of Net Assets
Janus Aspen Flexible Bond Portfolio(1)
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures due 5/1/03 (144A)	$–	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

(1) Formerly named Janus Aspen Flexible Income Portfolio.

§Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Flexible Bond Portfolio(1)
Allegheny Energy Supply Company LLC, 8.25% unsecured notes, due 4/15/12 (144A)	5/11/04 - 7/13/04	608,000	$687,775	0.2%
Americo Life, Inc., 7.875% notes, due 5/1/13 (144A)	4/25/03 - 5/21/03	1,076,832	1,112,300	0.4%
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures due 5/1/03 (144A)ºº	3/6/00	85,975	–	0.0%
		1,770,807	$1,800,075	0.6%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2005. The issuer incurs all registration costs.

(1) Formerly named Janus Aspen Flexible Income Portfolio.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, when-issued securities, mortgage dollar rolls (with extended settlement dates) and/or securities with extended settlement dates as of December 31, 2005 are noted below.

Portfolio	Aggregate Value
Janus Aspen Flexible Bond Portfolio(1)	$3,384,689

(1) Formerly named Janus Aspen Flexible Income Portfolio.

The interest rate for variable rate notes is based upon an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2005.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of a Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Aspen Series December 31, 2005 13

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Flexible Bond Portfolio (formerly named Janus Aspen Flexible Income Portfolio) (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in income-producing securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio will not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt

14 Janus Aspen Series December 31, 2005

instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2005, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2005
Janus Aspen Flexible Bond Portfolio(1)	$74,621,519

(1)  Formerly named Janus Aspen Flexible Income Portfolio.

As of December 31, 2005, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2005
Janus Aspen Flexible Bond Portfolio(1)	$76,131,285

(1)  Formerly named Janus Aspen Flexible Income Portfolio.

As of December 31, 2005, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included on the Statement of Operations.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the Statement of Operations, equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to- market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Mortgage Dollar Rolls

The Portfolio may enter into "mortgage dollar rolls." In a "mortgage dollar roll" transaction, the Portfolio sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. The Portfolio will not be entitled to receive interest and principal payments while the dealer holds the

Janus Aspen Series December 31, 2005 15

Notes to Financial Statements (unaudited) (continued)

security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income. During the fiscal year ended December 31, 2005, the Portfolio recorded interest income of $117,380 related to such dollar rolls.

The Portfolio's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high grade debt obligations equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the Portfolio's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price.

The average monthly balance of dollar rolls outstanding during the fiscal year ended December 31, 2005 was $7,925,337. At December 31, 2005, the Portfolio did not have outstanding mortgage dollar rolls.

Securities Traded on a To-Be-Announced Basis

The Portfolio may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2005, the Portfolio held TBA securities with a total cost of $1,158,938.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Bank Loans

The Portfolio may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit risk and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR'').

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average daily value of borrowings outstanding under bank loan arrangements was $254,325 and the related weighted average rate range was 5.55%-6.94688% during the fiscal year ended December 31, 2005 for the Portfolio.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and

16 Janus Aspen Series December 31, 2005

paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon annual rates of 0.55% of the first $300 million of average daily net assets plus 0.45% of average daily net assets in excess of $300 million.

Janus Capital has agreed until at least May 1, 2007 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 0.90% of the average daily net assets.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

During the fiscal year ended December 31, 2005, Janus Capital reimbursed the Portfolio $779 for Institutional Shares and $86 for Service Shares as a result of dilutions caused by certain trading and/or pricing errors.

For the fiscal year ended December 31, 2005, Janus Capital assumed $29,856 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds, based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Janus Aspen Series December 31, 2005 17

Notes to Financial Statements (continued)

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2005, the Portfolio incurred "Post-October" losses during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Flexible Bond Portfolio(1)	$1,043,854	$617,929	$–	$(508,468)	$(10)	$(2,848,914)

(1) Formerly named Janus Aspen Flexible Income Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Flexible Bond Portfolio(1)	$387,717,699	$1,674,110	$(4,523,024)

(1) Formerly named Janus Aspen Flexible Income Portfolio.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Flexible Bond Portfolio(1)	$17,481,278	$9,873,272	$–	$–
For the fiscal year ended December 31, 2004	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Flexible Bond Portfolio(1)	$28,678,674	$4,376,896	$–	$–

(1) Formerly named Janus Aspen Flexible Income Portfolio.

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31	Institutional Shares					Service Shares
Portfolio	2005(1)	2004(1)	2003	2002	2001	2005(1)	2004(1)	2003	2002	2001
Janus Aspen Flexible Bond Portfolio(2)	0.57%	0.59%	0.64%	0.66%	0.67%	0.83%	0.84%	0.89%	0.91%	0.91%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Formerly named Janus Aspen Flexible Income Portfolio.

18 Janus Aspen Series December 31, 2005

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Flexible Bond Portfolio(1)
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Institutional Shares
Shares sold	3,357	4,476
Reinvested dividends and distributions	2,144	2,553
Shares repurchased	(14,317)	(19,826)
Net Increase/(Decrease) in Capital Share Transactions	(8,816)	(12,797)
Shares Outstanding, Beginning of Period	33,322	46,119
Shares Outstanding, End of Period	24,506	33,322
Transactions in Portfolio Shares – Service Shares
Shares sold	419	826
Reinvested dividends and distributions	217	181
Shares repurchased	(618)	(647)
Net Increase/(Decrease) in Capital Share Transactions	18	360
Shares Outstanding, Beginning of Period	2,745	2,385
Shares Outstanding, End of Period	2,763	2,745

(1)  Formerly named Janus Aspen Flexible Income Portfolio.

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar rolls) were as follows:

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Flexible Bond Portfolio(1)	$72,835,458	$251,251,233	$525,836,394	$460,278,270

(1)  Formerly named Janus Aspen Flexible Income Portfolio.

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of

Janus Aspen Series December 31, 2005 19

Notes to Financial Statements (continued)

the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

20 Janus Aspen Series December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Flexible Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Flexible Bond Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 10, 2006

Janus Aspen Series December 31, 2005 21

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Amendments to Advisory Agreements to Conform to Prevailing Industry Practice

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an amended Investment Advisory Agreement ("Amended Agreement") for each applicable Fund and authorized the submission of each Amended Agreement to the Fund's shareholders for approval. Shareholders approved the Amended Agreement for their Fund at a special meeting of Shareholders held on December 29, 2005.

In approving the proposed Amended Agreements, the Trustees considered the recommendations of an independent compliance consultant engaged by Janus Capital Management LLC ("JCM") regarding the form of each of those agreements and concluded that the proposed changes were consistent with industry practice and would reflect an appropriate delegation of authority to JCM clarifying its investment discretion over the Funds it manages.

In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by JCM and the respective subadvisers for subadvised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with JCM management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

Based on their evaluation of the information provided by JCM, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and JCM were fair and reasonable in light of the nature and quality of the services provided by JCM, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment.

In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of JCM and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of JCM and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by JCM or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of JCM and the actions taken by JCM in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by JCM and, if applicable, the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the

22 Janus Aspen Series December 31, 2005

quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that JCM and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that JCM had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by JCM in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed JCM's management fees for its separate account clients and for its sub-advised funds (for which JCM provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that JCM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that JCM charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to JCM and its affiliates of their relationships with each Fund and found JCM's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of JCM, which they found to be sound.

The Trustees concluded that the management fees and any other compensation payable by each Fund to JCM and its affiliates, as well as the fees paid by JCM or a Fund to the subadvisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees JCM charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by JCM, the investment performance of the Fund and the expense limitations agreed to by JCM.

Economies of Scale

The Trustees received and considered information about the potential of JCM to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except one Fund that has breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of JCM, JCM is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. The Trustees considered certain Amended Agreements that included a change to the advisory fee to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period. Such a fee structure is likely to increase or decrease JCM's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between JCM and the Fund of economies of scale at the current asset level of the Fund.

Janus Aspen Series December 31, 2005 23

Additional Information (unaudited) (continued)

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to JCM and its affiliates from their relationship with the Funds. They recognized that affiliates of JCM separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered JCM's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of JCM, as well as JCM's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that JCM's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by JCM and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefore, the Funds and JCM may potentially benefit from their relationship with each other in other ways. They concluded that JCM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from JCM's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of JCM. They further concluded that success of each Fund could attract other business to JCM or its other Funds and that the success of JCM could enhance JCM's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the current Investment Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. In approving the Amended Agreements the Independent Trustees also concluded that the Amended Agreement, as proposed, was in the best interest of the Fund and its shareholders.

24 Janus Aspen Series December 31, 2005

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series December 31, 2005 25

Explanations of Charts, Tables and Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

26 Janus Aspen Series December 31, 2005

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2005:

Capital Gains Distribution

Portfolio
Janus Aspen Flexible Income Portfolio	$9,873,272

Janus Aspen Series December 31, 2005 27

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of the report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund and Janus Adviser Series.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees*

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 62	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus World Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 49	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 48	Trustee	6/02-Present	Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	69		Trustee of Asian Cultural Council.

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 67	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (metals distributor), and W.W. Grainger, Inc. (industrial distributor) and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), the University of Chicago, and Chicago Public Education Fund.

28 Janus Aspen Series December 31, 2005

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees* (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Partners (private equity firm); and Professor Emeritus of Business of University of Colorado. Formerly, Professor of Business, University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 61	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 67	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 58	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005); and President of Leo Burnett (USA) (advertising agency) (1996-2000).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

Interested Trustee

Thomas H. Bailey*** 151 Detroit Street Denver, CO 80206 Age 68	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation; and Director (1997-2001) of Janus Distributors, Inc.	69	N/A

* All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected by shareholders as Trustees of the Trust on December 29, 2005. In addition, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.

** Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

*** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

Janus Aspen Series December 31, 2005 29

Trustees and Officers (unaudited) (continued)

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Ronald V. Speaker 151 Detroit Street Denver, CO 80206 Age 41	Executive Vice President and Portfolio Manager Flexible Bond Portfolio	5/93-Present	Vice President of Janus Capital and Manager for other Janus accounts

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 35	Chief Legal Counsel and Secretary	1/06-Present	Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Bonnie M. Howe** 151 Detroit Street Denver, CO 80206 Age 40	Vice President	12/99-1/06	Vice President and Assistant General Counsel of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 40	President and Chief Executive Officer General Counsel Vice President and Secretary	1/06-Present 4/04-12/05 12/99-12/05	Senior Vice President and General Counsel of Janus Capital and Janus Services LLC: and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 48	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Bonnie M. Howe intends to resign her positions with Janus Capital Group Inc. and its subsidiaries effective January 11, 2006.

30 Janus Aspen Series December 31, 2005

Officers (cont.)

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Girard C. Miller*** 151 Detroit Street Denver, CO 80206 Age 54	President and Chief Executive Officer	11/03-12/05	Executive Vice President and Chief Operating Officer of Janus Capital Group Inc. and Janus Capital; President of Janus Distributors LLC and Janus Capital International LLC; Executive Vice President of Janus Services LLC; President and Director of Janus Management Holdings Corporation; and Chief Operating Officer and President of Capital Group Partners, Inc. Formerly, President and Chief Executive Officer of ICMA Retirement Corporation (1993-2003).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 43	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

*** Mr. Miller resigned his positions with Janus Capital Group Inc. and its subsidiaries effective December 30, 2005.

Janus Aspen Series December 31, 2005 31

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on November 22, 2005 and adjourned and reconvened to December 29, 2005. At the meeting, the following matters were voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

Elect nine Trustees, including eight "independent" candidates.

	Number of Shares			Percentage of Outstanding Shares			Percentage of Shares Voted
Trustees	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jerome S. Contro	305,036,919	13,749,999	318,786,918	76.17%	3.43%	79.60%	95.69%	4.31%	100.00%
William F. McCalpin	305,465,577	13,321,341	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
John W. McCarter, Jr.	305,094,088	13,692,830	318,786,918	76.18%	3.42%	79.60%	95.70%	4.30%	100.00%
Dennis B. Mullen	305,292,961	13,493,957	318,786,918	76.23%	3.37%	79.60%	95.77%	4.23%	100.00%
James T. Rothe	305,454,522	13,332,396	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
William D. Stewart	305,342,707	13,444,211	318,786,918	76.24%	3.36%	79.60%	95.78%	4.22%	100.00%
Martin H. Waldinger	304,893,973	13,892,945	318,786,918	76.13%	3.47%	79.60%	95.64%	4.36%	100.00%
Linda S. Wolf	304,970,915	13,816,003	318,786,918	76.15%	3.45%	79.60%	95.67%	4.33%	100.00%
Thomas H. Bailey	305,017,094	13,769,824	318,786,918	76.16%	3.44%	79.60%	95.68%	4.32%	100.00%

Proposal 2a

To approve amendments to the Trust's Amended and Restated Trust Instrument to provide for shareholder votes to be counted based upon each dollar of net asset value held by the shareholder rather than one vote for each share.

	Number of Shares					Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	280,014,672	28,222,128	10,550,118	-	69.92%	7.05%	2.63%	0.00%	87.84%	8.85%	3.31%	0.00%

Proposal 2b

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to reorganize all or a portion of the Trust or any of its Portfolios or classes.

	Number of Shares					Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	284,529,475	22,832,884	11,424,559	-	71.05%	5.70%	2.85%	0.00%	89.26%	7.16%	3.58%	0.00%

Proposal 2c

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to liquidate the Trust or any Portfolio or class thereof.

	Number of Shares					Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	278,988,114	27,248,932	12,549,871	-	69.67%	6.80%	3.13%	0.00%	87.51%	8.55%	3.94%	0.00%

Proposal 3

To approve the elimination of the Portfolio's fundamental policy regarding investments in income-producing securities.

	Number of Shares					Percentage of Outstanding Shares				Percentage of Shares Voted
Portfolio	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Flexible Bond Portfolio	27,843,498	21,529,564	1,555,796	1,172,463	-	77.32%	5.59%	4.21%	0.00%	88.76%	6.41%	4.83%	0.00%

32 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 33

Shareholder Meeting (unaudited) (continued)

Proposal 4a

To approve certain amendments to the Portfolio's investment advisory agreement with Janus Capital to conform to prevailing industry practice.

	Number of Shares					Percentage of Outstanding Shares				Percentage of Shares Voted
Portfolio	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Flexible Bond Portfolio(1)	27,843,498	22,111,756	1,106,002	1,040,065	-	79.41%	3.97%	3.74%	0.00%	91.15%	4.56%	4.29%	0.00%

(1) Formerly named Janus Aspen Flexible Income Portfolio.

34 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 35

Notes

36 Janus Aspen Series December 31, 2005

Notes

Janus Aspen Series December 31, 2005 37

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (01/06)

C-0106-363  109-02-705 02-06

2005 Annual Report

Janus Aspen Series

Janus Aspen Foreign Stock Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Schedule of Investments	10

Notes to Financial Statements	11

Report of Independent Registered Public Accounting Firm	16

Additional Information	17

Explanations of Charts, Tables and Financial Statements	20

Trustees and Officers	22

Shareholder Meeting	26

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary are just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2007. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series December 31, 2005 1

Janus Aspen Foreign Stock Portfolio (unaudited)

Performance Overview

For the 12 month period ended December 31, 2005, Janus Aspen Foreign Stock Portfolio's Service Shares advanced 6.24%. By comparison, the Portfolio's benchmark, the Morgan Stanley Capital International EAFE® Index advanced 13.54%.

The Portfolio's underperformance stemmed largely from ineffective stock picks within the capital goods sector, which was significantly overweight relative to the benchmark, and an overexposure to the lackluster media industry. An underweight stake in the struggling telecommunication services sector and a greater-than-the-benchmark position in the consumer services group bolstered returns on a relative basis.

From a geographic standpoint, the United Kingdom (U.K.) was the largest detractor from performance on a relative basis for the period. Japan-based companies also detracted from performance, as the Portfolio's holdings collectively lagged benchmark performance. Elsewhere, German and Canadian stocks provided positive returns that outpaced the benchmark.

Discretionary, Industrial Conglomerate and Wireless Provider Stocks Restrained Performance

Diminishing returns was U.K.-based pay TV provider British Sky Broadcasting Group (BSkyB), which slumped on concerns over mounting competition and potential loss of exclusive rights to the U.K.'s Premier League Football. After doing extensive research checks and reviewing the valuation, we believe these fears are overblown and more than reflected in the company's valuation. Our original thesis for owning the stock remains intact, as we believe BSkyB continues to be well-positioned to capitalize on growing pay-TV penetration in the U.K., as well as new media content and distribution opportunities.

Economic uncertainties pressured industrial conglomerate Tyco International, which struggled to recover from a late-summer drop following a reforecast of its profit and cash flow projections. We believe the market continues to overlook the solid long-term growth prospects for the company, focusing instead on current weak fundamentals. Meanwhile, the competitive positioning of its myriad of businesses remains strong and a very capable management team continues to work hard to deliver shareholder value. At current prices, we believe the stock is meaningfully undervalued and it remains a significant holding in the Portfolio.

Similarly, we remain invested in wireless communication services provider Vodafone of the U.K. A new holding this year, it declined during the second half after management warned investors that efforts to defend its market share in Japan could dampen profitability by causing a spike in capital expenditures. Having purchased what we believe to be a world-class business at a very compelling valuation, we're excited about the long-term prospect of this investment.

Select Japanese Stocks were Among Top Gainers

Japanese property and casualty insurers Nipponkoa Insurance and Millea Holdings ranked among the largest contributors to performance, benefiting from a broad upturn in the Japanese market, driven by signs the economy is on the verge of a reflationary recovery. While this helped many Japan-based stocks, the investment portfolios of non-life insurers such as Nipponkoa and Millea are substantially leveraged to higher interest rates and strengthening financial markets. Given the improved conditions and the rise in share prices, we're carefully gauging the remaining upside potential for both holdings.

Portfolio Snapshot

This portfolio looks for companies anywhere in the world selling at a discount to what we believe is their true value.

Jason Yee

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	December 31, 2005	December 31, 2004
Nipponkoa Insurance Company, Ltd.	7.1%	5.6%
Willis Group Holdings, Ltd.	5.8%	2.9%
Koninklijke (Royal) Philips Electronics N.V.	4.4%	2.5%
Millea Holdings, Inc.	4.4%	3.5%
British Sky Broadcasting Group PLC	4.3%	4.1%
Rentokil Initial PLC	3.7%	1.3%
Fairmont Hotels & Resorts, Inc. (U.S. Shares)	3.4%	2.6%
Takeda Pharmaceutical Company, Ltd.	3.2%	2.7%
Louis Vuitton Moet Hennessy S.A.	3.1%	–
Tyco International, Ltd. (U.S. Shares)	2.9%	3.4%

2 Janus Aspen Series December 31, 2005

(unaudited)

Radio broadcaster Nippon Broadcasting was another major driver of performance after becoming the subject of a rare takeover battle in Japan. The stock gained sharply in response to the competing bids – one from Fuji Television and another from Internet company Livedoor – and ultimately reached our price target in the process. As a result, the position was promptly sold.

Another top performer was Netherlands-based Philips Electronics, which makes a wide range of lighting products, appliances, consumer electronics, industrial goods and electronic components. Management is taking steps to realize the full value of this diverse and attractive collection of assets and continues to operate its core businesses efficiently. Recently, the firm's semiconductor business has emerged as a big contributor to underlying results by surpassing expectations – both Wall Street's and our own.

Investment Outlook and Manager Commentary

Reflecting upon the period, the global equity markets were robust, especially within developing nations, and generally outpaced the returns posted in the U.S. Of the developed markets, Japan was a strong performer, buoyed by a favorable political climate and recent data points suggesting economic recovery and reflation. Select European markets also posted considerable gains.

All of the fundamental research work here at Janus – the company management interviews, customer surveys, financial modeling and valuation analysis – is focused on delivering on that single goal of superior long-term, risk-adjusted performance. To that end, we are optimistic that over time, the market will come to understand and appreciate what we believe is the true value of the high-quality names in the Portfolio, which should allow us to report benchmark-beating performance.

Thank you for your continued investment in Janus Aspen Foreign Stock Portfolio.

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

Top Countries – (% of Net Assets)

Janus Aspen Series December 31, 2005 3

Janus Aspen Foreign Stock Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2005

	One Year	Since Inception*
Janus Aspen Foreign Stock Portfolio - Service Shares	6.24%	9.44%
Morgan Stanley Capital International EAFE® Index	13.54%	6.42%
Lipper Ranking - Service Shares based on total returns for Variable Annuity International Funds	206/209	23/142

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – May 1, 2001

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in this chart.

Expense Example - Service Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05) *
Actual	$1,000.00	$1,090.40	$8.27
Hypothetical (5% return before expenses)	$1,000.00	$1,017.29	$7.98

*Expenses are equal to the annualized expense ratio of 1.57%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing and having significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Portfolio is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the Statement of Additional Information until at least May 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

4 Janus Aspen Series December 31, 2005

Janus Aspen Foreign Stock Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Common Stock - 93.0%
Advertising Services - 2.0%
28,336	WPP Group PLC	$306,649
Agricultural Chemicals - 2.6%
3,325	Syngenta A.G.*	413,711
Audio and Video Products - 1.2%
4,500	Sony Corp.	183,915
Beverages - Wine and Spirits - 2.7%
29,156	Diageo PLC	422,620
Brewery - 1.4%
7,021	Heineken N.V.	222,599
Broadcast Services and Programming - 1.6%
3,180	Grupo Televisa S.A. (ADR)	255,990
Cable Television - 2.8%
19,898	Shaw Communications, Inc. - Class B	431,869
Cellular Telecommunications - 2.3%
167,527	Vodafone Group PLC	361,727
Chemicals - Diversified - 1.4%
4,792	Akzo Nobel N.V.	222,107
Chemicals - Specialty - 2.0%
457	Givaudan S.A.	309,698
Distribution/Wholesale - 2.4%
52,000	Esprit Holdings, Ltd.	369,529
Diversified Operations - 10.8%
42,000	Hutchison Whampoa, Ltd.	400,031
5,541	Louis Vuitton Moet Hennessy S.A.	492,324
18,886	Smiths Group PLC	339,878
15,900	Tyco International, Ltd. (U.S. Shares)	458,874
		1,691,107
Diversified Operations - Commercial Services - 3.7%
204,222	Rentokil Initial PLC	574,476
Electronic Components - Miscellaneous - 4.4%
22,475	Koninklijke (Royal) Philips Electronics N.V.	698,461
Food - Diversified - 2.1%
1,097	Nestle S.A.	328,086
Hotels and Motels - 4.4%
2,803	Accor S.A.	154,175
12,630	Fairmont Hotels & Resorts, Inc. (U.S. Shares)*	535,639
		689,814
Insurance Brokers - 5.8%
24,450	Willis Group Holdings, Ltd.	903,182
Machinery - Pumps - 2.4%
6,941	Pfeiffer Vacuum Technology A.G.	378,905
Medical - Drugs - 5.0%
11,433	GlaxoSmithKline PLC	288,958
9,200	Takeda Pharmaceutical Company, Ltd.	497,697
		786,655
Miscellaneous Manufacturing - 2.3%
178,189	FKI PLC	355,624
Multimedia - 2.8%
13,856	Vivendi Universal S.A.	434,051
Oil Companies - Integrated - 4.8%
33,354	BP PLC	355,214
1,568	Total S.A. - Class B	393,917
		749,131

Shares or Principal Amount		Value
Property and Casualty Insurance - 11.5%
40	Millea Holdings, Inc.	$688,515
139,000	Nipponkoa Insurance Company, Ltd.	1,114,969
		1,803,484
Publishing - Books - 2.6%
29,225	Reed Elsevier N.V.	408,272
Publishing - Newspapers - 1.3%
67,969	Independent News & Media PLC	204,389
Publishing - Periodicals - 0.6%
5,145	Wolters Kluwer N.V.	104,037
Rubber/Plastic Products - 1.8%
15,000	Tenma Corp.	286,175
Television - 4.3%
78,699	British Sky Broadcasting Group PLC	672,265
Total Common Stock (cost $10,739,508)		14,568,528
Preferred Stock - 1.0%
Soap and Cleaning Preparations - 1.0%
1,603	Henkel KGaA (cost $101,008)	161,312
Repurchase Agreement - 5.1%
$800,000	Bear Stearns & Company, Inc., 4.30% dated 12/30/05, maturing 1/3/06 to be repurchased at $800,382 collateralized by $7,125,894 in U.S. Government Agencies 0% - 27.045%, 2/15/09 - 12/25/35 with a value of $816,002 (cost $800,000)	800,000
Total Investments (total cost $11,640,516) – 99.1%		15,529,840
Cash, Receivables and Other Assets, net of Liabilities – 0.9%		142,051
Net Assets – 100%		$15,671,891

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$1,731,585	11.2%
Canada	967,508	6.2%
France	1,474,467	9.5%
Germany	540,217	3.4%
Hong Kong	400,031	2.6%
Ireland	204,389	1.3%
Japan	2,771,271	17.8%
Mexico	255,990	1.6%
Netherlands	1,655,476	10.7%
Switzerland	1,051,495	6.8%
United Kingdom	3,677,411	23.7%
United States††	800,000	5.2%
Total	$15,529,840	100.0%

††Includes Short-Term Securities (0% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 5

Statement of Assets and Liabilities

As of December 31, 2005 (all numbers in thousands except net asset value per share)	Janus Aspen Foreign Stock Portfolio
Assets:
Investments at cost	$11,641
Investments at value	$15,530
Cash	77
Cash denominated in foreign currency (cost $1)	1
Receivables:
Portfolio shares sold	74
Dividends	19
Interest	–
Other assets	–
Total Assets	15,701
Liabilities:
Payables:
Portfolio shares repurchased	–
Advisory fees	9
Transfer agent fees and expenses	–
Distribution fees - Service Shares	3
Non-interested Trustees' fees and expenses	3
Accrued expenses	14
Total Liabilities	29
Net Assets	$15,672
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$11,293
Undistributed net investment income/(loss)*	1
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	489
Unrealized appreciation/(depreciation) of investments and foreign currency translations	3,889
Total Net Assets	$15,672
Net Assets - Service Shares	$15,672
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,056
Net Asset Value Per Share	$14.85

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

6 Janus Aspen Series December 31, 2005

Statement of Operations

For the fiscal year ended December 31, 2005 (all numbers in thousands)	Janus Aspen Foreign Stock Portfolio
Investment Income:
Interest	$59
Dividends	332
Foreign tax withheld	(18)
Total Investment Income	373
Expenses:
Advisory fees	106
Transfer agent expenses	2
Registration fees	1
Custodian fees	13
Professional fees	18
Non-interested Trustees' fees and expenses	15
Distribution fees - Service Shares	41
Legal fees	12
System fees	20
Other expenses	11
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	239
Expense and Fee Offsets	(2)
Net Expenses	237
Net Investment Income/(Loss)	136
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	688
Net realized gain/(loss) from foreign currency transactions	(21)
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	29
Net Gain/(Loss) on Investments	696
Net Increase/(Decrease) in Net Assets Resulting from Operations	$832

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 7

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Foreign Stock Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$136	$45
Net realized gain/(loss) from investment transactions	667	232
Change in unrealized net appreciation/(depreciation) of investments foreign currency translations	29	1,992
Net Increase/(Decrease) in Net Assets Resulting from Operations	832	2,269
Dividends and Distributions to Shareholders:
Net investment income *
Service Shares	(131)	(40)
Net realized gain from investment transactions*
Service Shares	–	–
Net Decrease from Dividends and Distributions	(131)	(40)
Capital Share Transactions:
Shares sold
Service Shares	5,525	8,407
Reinvested dividends and distributions
Service Shares	131	40
Shares repurchased
Service Shares	(7,574)	(2,268)
Net Increase/(Decrease) from Capital Share Transactions	(1,918)	6,179
Net Increase/(Decrease) in Net Assets	(1,217)	8,408
Net Assets:
Beginning of period	16,889	8,481
End of period	$15,672	$16,889
Undistributed net investment income/(loss)*	$1	5

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8 Janus Aspen Series December 31, 2005

Financial Highlights - Service Shares

For a share outstanding during	Janus Aspen Foreign Stock Portfolio
each fiscal year or period ended December 31	2005	2004	2003	2002	2001(1)
Net Asset Value, Beginning of Period	$14.09	$11.95	$9.00	$10.49	$10.00
Income from Investment Operations:
Net investment income/(loss)	.11	.04	.06	– (2)	.01
Net gain/(loss) on securities (both realized and unrealized)	.76	2.14	2.95	(1.41)	.49
Total from Investment Operations	.87	2.18	3.01	(1.41)	.50
Less Distributions:
Dividends (from net investment income)*	(.11)	(.04)	(.04)	–	(.01)
Distributions (from capital gains)*	–	–	–	(.08)	–
Tax return of capital*	–	–	(.02)	–	–
Total Distributions	(.11)	(.04)	(.06)	(.08)	(.01)
Net Asset Value, End of Period	$14.85	$14.09	$11.95	$9.00	$10.49
Total Return**	6.24%	18.22%	33.39%	(13.37)%	4.97%
Net Assets, End of Period (in thousands)	$15,672	$16,889	$8,481	$5,969	$2,108
Average Net Assets for the Period (in thousands)	$16,595	$13,297	$6,758	$3,989	$1,947
Ratio of Gross Expenses to Average Net Assets***(3)	1.45%	1.46%	1.50%	1.50%	1.50%
Ratio of Net Expenses to Average Net Assets***(3)	1.44%	1.45%	1.50%	1.50%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.82%	0.34%	0.40%	(0.09)%	0.10%
Portfolio Turnover Rate***	20%	14%	31%	106%	22%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)   Fiscal period from May 1, 2001 (inception date) through December 31, 2001.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)   See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 9

Notes to Schedule of Investments

Lipper Variable Annuity International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International EAFE® Index	Is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of a Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

10 Janus Aspen Series December 31, 2005

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Foreign Stock Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as nondiversified. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. The class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations (if applicable).

Janus Aspen Series December 31, 2005 11

Notes to Financial Statements (continued)

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2007 to reimburse the Portfolio by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such

12 Janus Aspen Series December 31, 2005

officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

For the fiscal year ended December 31, 2005, Janus Capital assumed $29,856 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds, based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2005, the Portfolio incurred "Post-October" losses during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Foreign Stock Portfolio	$2,138	$490,201	$–	$(1,298)	$(390)	$3,887,920

During the year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Foreign Stock Portfolio	$211,001

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Foreign Stock Portfolio	$11,641,920	$4,093,057	$(205,137)

Janus Aspen Series December 31, 2005 13

Notes to Financial Statements (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Foreign Stock Portfolio	$131,408	$–	$–	$–

For the fiscal year ended December 31, 2004	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Foreign Stock Portfolio	$40,435	$–	$–	$–

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended December 31	Service Shares
Portfolio	2005(1)	2004(1)	2003	2002	2001(2)
Janus Aspen Foreign Stock Portfolio	1.45%	1.46%	1.89%	2.54%	3.62%

(1) The effect of nonrecurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2) Fiscal period from May 1, 2001 (inception date) through December 31, 2001.

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Foreign Stock Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Service Shares
Shares sold	391	663
Reinvested dividends and distributions	9	3
Shares repurchased	(543)	(177)
Net Increase/(Decrease) in Capital Share Transactions	(143)	489
Shares Outstanding, Beginning of Period	1,199	710
Shares Outstanding, End of Period	1,056	1,199

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) was as follows:

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Foreign Stock Portfolio	$3,153,535	$2,932,228	$–	$–

14 Janus Aspen Series December 31, 2005

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2005 15

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Foreign Stock Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Foreign Stock Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 10, 2006

16 Janus Aspen Series December 31, 2005

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Amendments to Advisory Agreements
to Conform to Prevailing Industry Practice

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an amended Investment Advisory Agreement ("Amended Agreement") for each applicable Fund and authorized the submission of each Amended Agreement to the Fund's shareholders for approval. Shareholders approved the Amended Agreement for their Fund at a special meeting of Shareholders held on December 29, 2005.

In approving the proposed Amended Agreements, the Trustees considered the recommendations of an independent compliance consultant engaged by Janus Capital Management LLC ("JCM") regarding the form of each of those agreements and concluded that the proposed changes were consistent with industry practice and would reflect an appropriate delegation of authority to JCM clarifying its investment discretion over the Funds it manages.

In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by JCM and the respective subadvisers for subadvised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with JCM management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

Based on their evaluation of the information provided by JCM, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and JCM were fair and reasonable in light of the nature and quality of the services provided by JCM, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment.

In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of JCM and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of JCM and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by JCM or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of JCM and the actions taken by JCM in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by JCM and, if applicable, the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior

Janus Aspen Series December 31, 2005 17

Additional Information (unaudited) (continued)

to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that JCM and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that JCM had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by JCM in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed JCM's management fees for its separate account clients and for its sub-advised funds (for which JCM provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that JCM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that JCM charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to JCM and its affiliates of their relationships with each Fund and found JCM's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of JCM, which they found to be sound.

The Trustees concluded that the management fees and any other compensation payable by each Fund to JCM and its affiliates, as well as the fees paid by JCM or a Fund to the subadvisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees JCM charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by JCM, the investment performance of the Fund and the expense limitations agreed to by JCM.

Economies of Scale

The Trustees received and considered information about the potential of JCM to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except one Fund that has breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of JCM, JCM is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. The Trustees considered certain Amended Agreements that included a change to the advisory fee to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period. Such a fee structure is likely to increase or decrease JCM's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between JCM

18 Janus Aspen Series December 31, 2005

and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to JCM and its affiliates from their relationship with the Funds. They recognized that affiliates of JCM separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered JCM's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of JCM, as well as JCM's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that JCM's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by JCM and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefore, the Funds and JCM may potentially benefit from their relationship with each other in other ways. They concluded that JCM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from JCM's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of JCM. They further concluded that success of each Fund could attract other business to JCM or its other Funds and that the success of JCM could enhance JCM's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the current Investment Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. In approving the Amended Agreements the Independent Trustees also concluded that the Amended Agreement, as proposed, was in the best interest of the Fund and its shareholders.

Janus Aspen Series December 31, 2005 19

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

20 Janus Aspen Series December 31, 2005

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of uninvested cash balances earning interest or balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series December 31, 2005 21

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of the report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund and Janus Adviser Series.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees*

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 62	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus World Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 49	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 48	Trustee	6/02-Present	Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	69		Trustee of Asian Cultural Council.

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 67	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (metals distributor), and W.W. Grainger, Inc. (industrial distributor) and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), the University of Chicago, and Chicago Public Education Fund.

22 Janus Aspen Series December 31, 2005

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees* (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Partners (private equity firm); and Professor Emeritus of Business of University of Colorado. Formerly, Professor of Business, University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 61	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 67	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 58	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005); and President of Leo Burnett (USA) (advertising agency) (1996-2000).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

Interested Trustee

Thomas H. Bailey*** 151 Detroit Street Denver, CO 80206 Age 68	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation; and Director (1997-2001) of Janus Distributors, Inc.	69	N/A

* All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected by shareholders as Trustees of the Trust on December 29, 2005. In addition, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.

** Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

*** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

Janus Aspen Series December 31, 2005 23

Trustees and Officers (unaudited) (continued)

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jason P. Yee 151 Detroit Street Denver, CO 80206 Age 36	Executive Vice President and Portfolio Manager Foreign Stock Portfolio	3/01-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (2000-2001) for Janus Capital Corporation.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 35	Chief Legal Counsel and Secretary	1/06-Present	Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Bonnie M. Howe** 151 Detroit Street Denver, CO 80206 Age 40	Vice President	12/99-1/06	Vice President and Assistant General Counsel of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 40	President and Chief Executive Officer General Counsel Vice President and Secretary	1/06-Present 4/04-12/05 12/99-12/05	Senior Vice President and General Counsel of Janus Capital and Janus Services LLC: and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 48	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Bonnie M. Howe intends to resign her positions with Janus Capital Group Inc. and its subsidiaries effective January 11, 2006.

24 Janus Aspen Series December 31, 2005

Officers (cont.)

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Girard C. Miller*** 151 Detroit Street Denver, CO 80206 Age 54	President and Chief Executive Officer	11/03-12/05	Executive Vice President and Chief Operating Officer of Janus Capital Group Inc. and Janus Capital; President of Janus Distributors LLC and Janus Capital International LLC; Executive Vice President of Janus Services LLC; President and Director of Janus Management Holdings Corporation; and Chief Operating Officer and President of Capital Group Partners, Inc. Formerly, President and Chief Executive Officer of ICMA Retirement Corporation (1993-2003).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 43	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

*** Mr. Miller resigned his positions with Janus Capital Group Inc. and its subsidiaries effective December 30, 2005.

Janus Aspen Series December 31, 2005 25

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on November 22, 2005 and adjourned and reconvened to December 29, 2005. At the meeting, the following matters were voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

Elect nine Trustees, including eight "independent" candidates.

	Number of Shares			Percentage of Outstanding Shares			Percentage of Shares Voted
Trustees	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jerome S. Contro	305,036,919	13,749,999	318,786,918	76.17%	3.43%	79.60%	95.69%	4.31%	100.00%
William F. McCalpin	305,465,577	13,321,341	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
John W. McCarter, Jr.	305,094,088	13,692,830	318,786,918	76.18%	3.42%	79.60%	95.70%	4.30%	100.00%
Dennis B. Mullen	305,292,961	13,493,957	318,786,918	76.23%	3.37%	79.60%	95.77%	4.23%	100.00%
James T. Rothe	305,454,522	13,332,396	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
William D. Stewart	305,342,707	13,444,211	318,786,918	76.24%	3.36%	79.60%	95.78%	4.22%	100.00%
Martin H. Waldinger	304,893,973	13,892,945	318,786,918	76.13%	3.47%	79.60%	95.64%	4.36%	100.00%
Linda S. Wolf	304,970,915	13,816,003	318,786,918	76.15%	3.45%	79.60%	95.67%	4.33%	100.00%
Thomas H. Bailey	305,017,094	13,769,824	318,786,918	76.16%	3.44%	79.60%	95.68%	4.32%	100.00%

Proposal 2a

To approve amendments to the Trust's Amended and Restated Trust Instrument to provide for shareholder votes to be counted based upon each dollar of net asset value held by the shareholder rather than one vote for each share.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	280,014,672	28,222,128	10,550,118	-	69.92%	7.05%	2.63%	0.00%	87.84%	8.85%	3.31%	0.00%

Proposal 2b

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to reorganize all or a portion of the Trust or any of its Portfolios or classes.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	284,529,475	22,832,884	11,424,559	-	71.05%	5.70%	2.85%	0.00%	89.26%	7.16%	3.58%	0.00%

Proposal 2c

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to liquidate the Trust or any Portfolio or class thereof.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	278,988,114	27,248,932	12,549,871	-	69.67%	6.80%	3.13%	0.00%	87.51%	8.55%	3.94%	0.00%

Proposal 4a

To approve certain amendments to the Portfolio's investment advisory agreement with Janus Capital to conform to prevailing industry practice.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Portfolio	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Foreign Stock Portfolio	1,120,515	993,620	27,895	96,289	-	88.68%	2.49%	8.59%	0.00%	88.89%	2.50%	8.61%	0.00%

26 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 27

Notes

28 Janus Aspen Series December 31, 2005

Notes

Janus Aspen Series December 31, 2005 29

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (01/06)

C-0106-363  109-02-716 02-06

2005 Annual Report

Janus Aspen Series

Janus Aspen Forty Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Schedule of Investments	10

Notes to Financial Statements	11

Report of Independent Registered Public Accounting Firm	18

Additional Information	19

Explanations of Charts, Tables and Financial Statements	22

Designation Requirements	24

Trustees and Officers	25

Shareholder Meeting	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary are just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series December 31, 2005 1

Janus Aspen Forty Portfolio (unaudited)

Performance Overview

Vince Lombardi, the famous football coach of the Green Bay Packers, once said, "It's not whether you get knocked down, it's whether you get back up." I think this quote is especially appropriate at this point in Janus Aspen Forty Portfolio's history. After delivering outsized returns for our investors in the late 1990s, we performed poorly in the first few years of this decade. Since that time however, we have learned from our bear market experiences, refined our research process and over the past three years have delivered the type of performance we expect of ourselves for our investors.

Specifically, for the one-year period ended December 31, 2005, Janus Aspen Forty Portfolio's Institutional Shares returned 12.85% and its Service Shares gained 12.56%. For the same period, the Portfolio's primary benchmark, the Russell 1000® Growth Index returned 5.26% while the Portfolio's secondary benchmark, the S&P 500® Index returned 4.91%. These results placed the Institutional Shares and Service Shares back in the top 16% and 17%, respectively, of all Variable Annuity Large-Cap Growth Funds over the past year, according to Lipper Analytical Services.

Janus Aspen Forty Portfolio's trailing three-year performance is just as strong. For the three-year period ended December 31, 2005, the Institutional Shares and Service Shares had an annualized return of 17.16% and 16.87%, placing them back in the top 7% and 13% of all Lipper VA Large Cap Growth Portfolios, respectively.

Even the Portfolio's five-year performance is now on the mend. For the trailing five-year period ended December 31, 2005, which includes the entire brunt of the bear market, Janus Aspen Forty Portfolio Institutional Shares' and Service Shares' performance is back in the top half of its large cap competitors.

Lipper Quartile Rank - as of 12/31/05	One Year	Three Years	Five Years	Since Inception
Institutional Shares	1st	1st	1st	1st
Since Inception (5/97)	(29 out of 183)	(11 out of 161)	(4 out of 108)	(1 out of 54)
Service Shares	1st	1st	1st	N/A*
Since Inception (5/97)	(30 out of 183)	(20 out of 161)	(8 out of 108)	N/A*

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

* The since inception Lipper ranking for the Portfolio's Service Shares is not available.

Stewardship

Throughout the life of the Portfolio, our commitment to good stewardship has never wavered. Continuing a long established trend, Janus Aspen Forty Portfolio's Institutional Shares' and Service Shares' operating expenses for the period were 0.67% and 0.92%, respectively, versus a peer group average of 0.95%, and its turnover rate was just 42% versus a peer group average of 107% for the same time period.

What Went Right

As for specific investments, some of the Portfolio's largest and longest-held securities contributed to the performance. UnitedHealth, Aetna and Genentech all made meaningfully positive contributions again this year. Our investment in ConocoPhillips, which was part of a broader investment in the "oil complex" and among the Portfolio's top 10 biggest contributors, is also worth mentioning. ConocoPhillips is a vertically

Portfolio Snapshot

This portfolio invests primarily in a concentrated portfolio of companies of any size, including large-capitalization domestic companies and faster-growing, medium and small-sized companies.

Scott Schoelzel

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	December 31, 2005	December 31, 2004
UnitedHealth Group, Inc.	8.3%	11.9%
Aetna, Inc.	8.2%	5.9%
Genentech, Inc.	6.9%	6.9%
ConocoPhillips	4.9%	–
eBay, Inc.	4.1%	7.5%
NIKE, Inc. - Class B	4.0%	6.7%
Wells Fargo & Co.	3.7%	4.0%
Electronic Arts, Inc.	3.5%	6.1%
Apache Corp.	3.3%	–
Google, Inc. - Class A	3.3%	–

2 Janus Aspen Series December 31, 2005

(unaudited)

integrated international oil company with a number of business segments, including exploration and production, refining, marketing and retail sales. We were initially struck by the company's low price-to-earnings ratio and its seemingly low market value of $63 billion versus Exxon's nearly $350 billion market value. We also believed that the diversity of Conoco's businesses would help mitigate the increasingly wild swings in the price of the commodity. Finally, we were impressed by Conoco's sheer earnings power. In addition to reinvesting in its various businesses for growth, ConocoPhillips has had ample funds to meaningfully raise its dividend and opportunistically buy its own shares in the open market. Although we are not believers in "$100 oil," we do believe there is still a fair amount of tightness in the world's oil complex as worldwide demand continues to grow and replacement reserves become more difficult to secure.

Another outsized contributor to the Portfolio's performance was Celgene, a newer holding in the Portfolio. Celgene is a biotechnology company that focuses on the discovery, development and sale of drugs used in the treatment of various blood borne cancers and inflammatory diseases. Celgene's newest drug, Revlimid, was approved by the Food and Drug Administration in the last week of December 2005. As the few lingering regulatory issues have been ironed out, Celgene should be able to begin marketing Revlimid for the treatment of myelodysplastic syndrome (MDS). MDS, in plain English, is a "pre-leukemia" blood disorder. We also expect that Revlimid will be approved for the treatment of multiple myeloma, another "leukemia like" blood disorder, in the near future. Additionally, early data seems to indicate that Revlimid has significant promise in at least two other types of cancer – chronic lymphocytic leukemia and cutaneous T-cell Lymphoma. The total addressable market for Revlimid continues to grow and we believe Celgene is well positioned to capitalize on its discoveries. Finally, Celgene has a robust pipeline of drugs in the earlier stages development which are of keen interest to us as well.

What Went Wrong

Of course, not everything went our way this year. In analyzing the Portfolio's performance, I am pleased to report that the few losses we sustained over the course of the year were, with one exception, relatively small. By far the biggest detractor to the Portfolio's performance was our position in eBay, which occurred in the first half of the year. Since that time eBay has rebounded quite nicely, and we believe the position is appropriately sized in the Portfolio.

Portfolio Outlook

Going forward, I am increasingly optimistic about the future of the financial markets. I expect that the two primary headwinds we have been navigating these past 18 months, namely higher interest rates and higher oil prices, will begin to abate. Specifically, sometime in the calendar year 2006, I expect the Federal Reserve, under its new leadership, to move toward a more neutral position on interest rates. I also expect that the year-over-year increases in the price of oil will begin to moderate, leading to a much more favorable environment for stocks, particularly growth stocks.

The Portfolio's improved results over the period have been increasingly gratifying and I appreciate every investor's continued commitment to the Portfolio. There is certainly more work to be done, but we are proud of the progress we have made these past few years. The Portfolio's improved performance, its efficient operating metrics, the stewardship of the Portfolio, as well as the depth, breadth and experience of our research analysts are all, in my opinion, a cut above our peers. While no one knows what the future will hold, I am confident in our team, our experience and in our commitment to our investors.

Thank you for your investment and continued confidence in Janus.

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

Janus Aspen Series December 31, 2005 3

Janus Aspen Forty Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2005

	One Year	Five Year	Since Inception*
Janus Aspen Forty Portfolio – Institutional Shares	12.85%	1.21%	13.09%
Janus Aspen Forty Portfolio – Service Shares	12.56%	0.97%	12.73%
Russell 1000® Growth Index	5.26%	(3.58)%	4.42%
S&P 500® Index	4.91%	0.54%	6.93%
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	29/183	4/108	1/54

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date - May 1, 1997

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05)*
Actual	$1,000.00	$1,076.90	$3.51
Hypothetical (5% return before expenses)	$1,000.00	$1,021.83	$3.41
Expense Example - Service Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05)*
Actual	$1,000.00	$1,075.60	$4.81
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69

*Expenses are equal to the annualized expense ratio of 0.67% for Institutional Shares and 0.92% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Portfolio is classified as "nondiversified," meaning it has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." Nondiversified funds may experience greater price volatility.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

Concentration may lead to greater price volatility.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

Effective May 1, 2005, Janus Aspen Capital Appreciation Portfolio changed its name to Janus Aspen Forty Portfolio and added to its investment policy to state that it will invest primarily in a core group of 20 to 40 common stocks selected for their growth potential.

Returns have sustained significant gains due to market volatility in the healthcare sector.

Effective May 1, 2005, Janus Forty Portfolio changed its primary benchmark from the S&P 500® Index to the Russell 1000® Growth Index. The Russell 1000® Growth Index will provide a more appropriate comparison to the Portfolio's investment style. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Portfolio will retain the S&P 500® Index as a secondary index.

4 Janus Aspen Series December 31, 2005

Janus Aspen Forty Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Common Stock - 94.4%
Agricultural Chemicals - 1.7%
137,111	Syngenta A.G.*	$17,059,966
Athletic Footwear - 4.0%
475,050	NIKE, Inc. - Class B	41,229,590
Casino Hotels - 3.2%
363,930	Harrah's Entertainment, Inc.	25,944,570
160,035	Las Vegas Sands Corp.*,#	6,316,581
		32,261,151
Coal - 0.7%
93,285	Peabody Energy Corp.	7,688,550
Computers - 1.8%
272,235	Research In Motion, Ltd. (U.S. Shares)*,#	17,970,232
Cosmetics and Toiletries - 3.1%
554,325	Procter & Gamble Co.	32,084,331
E-Commerce/Services - 4.1%
965,535	eBay, Inc.*	41,759,389
Entertainment Software - 3.5%
681,025	Electronic Arts, Inc.*	35,624,418
Finance - Consumer Loans - 1.0%
180,450	SLM Corp.	9,940,991
Finance - Investment Bankers/Brokers - 2.0%
162,925	Goldman Sachs Group, Inc.	20,807,152
Medical - Biomedical and Genetic - 9.6%
420,985	Celgene Corp.*	27,279,828
764,910	Genentech, Inc.*,#	70,754,175
		98,034,003
Medical - HMO - 16.5%
891,000	Aetna, Inc.	84,030,210
1,369,360	UnitedHealth Group, Inc.	85,092,029
		169,122,239
Medical Instruments - 2.1%
378,720	Medtronic, Inc.	21,802,910
Oil Companies - Exploration and Production - 6.0%
504,910	Apache Corp.	34,596,434
234,040	EnCana Corp. (U.S. Shares)	10,569,246
227,355	EOG Resources, Inc.	16,681,036
		61,846,716
Oil Companies - Integrated - 13.7%
112,775	Amerada Hess Corp.	14,302,126
477,110	BP PLC (ADR)	30,640,004
868,155	ConocoPhillips	50,509,257
243,685	Exxon Mobil Corp.	13,687,786
397,895	Occidental Petroleum Corp.	31,783,853
		140,923,026
Oil Refining and Marketing - 1.3%
248,670	Valero Energy Corp.	12,831,372
Optical Supplies - 2.2%
174,740	Alcon, Inc. (U.S. Shares)#	22,646,304
Radio - 2.1%
791,950	XM Satellite Radio Holdings, Inc. Class A*,#	21,604,396
Reinsurance - 0%
11	Berkshire Hathaway, Inc. - Class B*,#	32,291

Shares or Principal Amount	Value

Retail - Auto Parts - 2.8%
652,692	Advance Auto Parts, Inc.*,#	$28,365,994
Retail - Building Products - 1.6%
247,425	Lowe's Companies, Inc.	16,493,351
Retail - Restaurants - 0.5%
178,040	Starbucks Corp.*,#	5,342,980
Soap and Cleaning Preparations - 1.0%
304,112	Reckitt Benckiser PLC	10,045,852
Super-Regional Banks - 3.7%
606,810	Wells Fargo & Co.	38,125,872
Web Portals/Internet Service Providers - 5.1%
80,385	Google, Inc. - Class A*	33,348,521
494,360	Yahoo!, Inc.*	19,369,025
		52,717,546
Wireless Equipment - 1.1%
265,320	QUALCOMM, Inc.	11,429,986
Total Common Stock (cost $627,982,561)		967,790,608
Other Securities - 3.1%
31,748,023	State Street Navigator Securities Lending Prime Portfolio† (cost $31,748,023)	31,748,023
Short-Term U.S. Government Agencies – 2.3%
$15,000,000	Fannie Mae 3.91%, 2/8/06#	14,934,609
9,000,000	Federal Home Loan Bank System 4.02%, 1/6/06	8,994,975
Total Short-Term U.S. Government Agencies (cost $23,929,584)		23,929,584
Time Deposit - 3.3%
33,800,000	Canadian Imperial Bank, ETD 4.0313%, 1/3/06 (amortized cost $33,800,000)	33,800,000
Total Investments (total cost $717,460,168) – 103.1%		1,057,268,215
Liabilities, net of Cash, Receivables and Other Assets – (3.1)%		(31,425,611)
Net Assets – 100%		$1,025,842,604

Summary of Investments by Country

Country	Value	% of Investment Securities
Canada	$28,539,478	2.7%
Switzerland	39,706,270	3.8%
United Kingdom	40,685,856	3.8%
United States††	948,336,611	89.7%
Total	$1,057,268,215	100.0%

†† Includes Short-Term Securities and Other Securities (81.2% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 5

Statement of Assets and Liabilities

As of December 31, 2005 (all numbers in thousands except net asset value per share)	Janus Aspen Forty Portfolio(1)
Assets:
Investments at cost(2)	$717,460
Investments at value(2)	$1,057,268
Cash	807
Receivables:
Portfolio shares sold	261
Dividends	366
Interest	10
Other assets	16
Total Assets	1,058,728
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	31,748
Portfolio shares repurchased	442
Dividends	–
Advisory fees	567
Transfer agent fees and expenses	1
Distribution fees - Service Shares	100
Non-interested Trustees' fees and expenses	7
Accrued expenses	20
Total Liabilities	32,885
Net Assets	$1,025,843
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,341,421
Undistributed net investment income/(loss)*	77
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(655,463)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	339,808
Total Net Assets	$1,025,843
Net Assets - Institutional Shares	$560,842
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	20,263
Net Asset Value Per Share	$27.68
Net Assets - Service Shares	$465,001
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	16,938
Net Asset Value Per Share	$27.45

* See Note 3 in Notes to Financial Statements.

(1)  Formerly named Janus Aspen Capital Appreciation Portfolio.

(2)  Investments at cost and value include $30,975,126 of securities loaned for Janus Aspen Forty Portfolio (Note 1).

See Notes to Financial Statements.

6 Janus Aspen Series December 31, 2005

Statement of Operations

For the fiscal year ended December 31, 2005 (all numbers in thousands)	Janus Aspen Forty Portfolio(1)
Investment Income:
Interest	$1,137
Securities lending income	32
Dividends	7,453
Foreign tax withheld	(21)
Total Investment Income	8,601
Expenses:
Advisory fees	6,087
Transfer agent expenses	4
Registration fees	14
Custodian fees	21
Professional fees	16
Non-interested Trustees' fees and expenses	34
Distribution fees - Service Shares	1,105
Other expenses	167
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	7,448
Expense and Fee Offsets	(7)
Net Expenses	7,441
Net Investment Income/(Loss)	1,160
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	98,854
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	13,317
Payment from affiliate (Note 2)	1
Net Gain/(Loss) on Investments	112,172
Net Increase/(Decrease) in Net Assets Resulting from Operations	$113,332

(1) Formerly named Janus Aspen Capital Appreciation Portfolio.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 7

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Forty Portfolio(1)
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$1,160	$1,188
Net realized gain/(loss) from investment and foreign currency transactions	98,854	14,863
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	13,317	134,926
Payment from affiliate (Note 2)	1	4
Net Increase/(Decrease) in Net Assets Resulting from Operations	113,332	150,981
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(1,104)	(1,201)
Service Shares	(39)	(102)
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(1,143)	(1,303)
Capital Share Transactions:
Shares sold
Institutional Shares	114,464	40,312
Service Shares	62,797	45,701
Shares issued in connection with acquisition*
Institutional Shares	N/A	4,029
Reinvested dividends and distributions
Institutional Shares	1,104	1,201
Service Shares	39	102
Shares repurchased
Institutional Shares	(117,150)	(153,465)
Service Shares	(88,058)	(105,009)
Net Increase/(Decrease) from Capital Share Transactions	(26,804)	(167,129)
Net Increase/(Decrease) in Net Assets	85,385	(17,451)
Net Assets:
Beginning of period	940,458	957,909
End of period	$1,025,843	$940,458
Undistributed net investment income/(loss)*	$77	$60

* See Notes 3 and 4 in Notes to Financial Statements.

(1)  Formerly named Janus Aspen Capital Appreciation Portfolio.

See Notes to Financial Statements.

8 Janus Aspen Series December 31, 2005

Financial Highlights

Institutional Shares

For a share outstanding during	Janus Aspen Forty Portfolio(1)
each fiscal year ended December 31	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$24.58		$20.84		$17.37	$20.72	$26.79
Income from Investment Operations:
Net investment income/(loss)	.06		.06		.08	.12	.22
Net gain/(loss) on securities (both realized and unrealized)	3.10		3.74		3.48	(3.36)	(6.01)
Total from Investment Operations	3.16		3.80		3.56	(3.24)	(5.79)
Less Distributions and Other:
Dividends (from net investment income)*	(.06)		(.06)		(.09)	(.11)	(.28)
Distributions (from capital gains)*	–		–		–	–	–
Payment from affiliate	–	(2)	–	(2)	–	–	–
Total Distributions and Other	(.06)		(.06)		(.09)	(.11)	(.28)
Net Asset Value, End of Period	$27.68		$24.58		$20.84	$17.37	$20.72
Total Return	12.85	%(3)	18.23	%(3)	20.54%	(15.67)%	(21.67)%
Net Assets, End of Period (in thousands)	$560,842		$502,681		$530,617	$528,210	$776,553
Average Net Assets for the Period (in thousands)	$509,092		$495,684		$509,046	$640,500	$855,499
Ratio of Gross Expenses to Average Net Assets(4)(5)	0.67%		0.67%		0.68%	0.67%	0.66%
Ratio of Net Expenses to Average Net Assets(5)	0.67%		0.67%		0.68%	0.67%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.24%		0.24%		0.40%	0.56%	0.96%
Portfolio Turnover Rate	42%		16%		41%	62%	67%

Service Shares

For a share outstanding during	Janus Aspen Forty Portfolio(1)
each fiscal year ended December 31	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$24.39	$20.68	$17.24	$20.57	$26.54
Income from Investment Operations:
Net investment income/(loss)	– (6)	– (6)	.03	.06	.14
Net gain/(loss) on securities (both realized and unrealized)	3.06	3.72	3.46	(3.33)	(5.92)
Total from Investment Operations	3.06	3.72	3.49	(3.27)	(5.78)
Less Distributions:
Dividends (from net investment income)*	– (6)	(.01)	(.05)	(.06)	(.19)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	(.01)	(.05)	(.06)	(.19)
Net Asset Value, End of Period	$27.45	$24.39	$20.68	$17.24	$20.57
Total Return	12.56%	17.97%	20.23%	(15.93)%	(21.83)%
Net Assets, End of Period (in thousands)	$465,001	$437,777	$427,292	$367,266	$498,094
Average Net Assets for the Period (in thousands)	$441,936	$423,061	$390,044	$432,801	$514,004
Ratio of Gross Expenses to Average Net Assets(4)(5)	0.92%	0.92%	0.93%	0.92%	0.91%
Ratio of Net Expenses to Average Net Assets(5)	0.92%	0.92%	0.93%	0.92%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.01)%	0%	0.15%	0.30%	0.69%
Portfolio Turnover Rate	42%	16%	41%	62%	67%

*See Note 3 in Notes to Financial Statements.

(1)  Formerly named Janus Aspen Capital Appreciation Portfolio.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended December 31, 2005 and the fiscal year ended December 31, 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(5)  See "Explanations of Charts, Tables and Financial Statements."

(6)  Net investment income/(loss) and/or dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 9

Notes to Schedule of Investments

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

ADR	American Depositary Receipt

ETD	Euro Time Deposit

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  #  Loaned security; a portion or all of the security is on loan at December 31, 2005.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

10 Janus Aspen Series December 31, 2005

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Forty Portfolio (formerly named Janus Aspen Capital Appreciation Portfolio) (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as nondiversified. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio will not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

Janus Aspen Series December 31, 2005 11

Notes to Financial Statements (continued)

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2005, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2005
Janus Aspen Forty Portfolio(1)	$30,975,126

(1)  Formerly named Janus Aspen Capital Appreciation Portfolio.

As of December 31, 2005, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2005
Janus Aspen Forty Portfolio(1)	$31,748,023

(1)  Formerly named Janus Aspen Capital Appreciation Portfolio.

As of December 31, 2005, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included on the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition,

12 Janus Aspen Series December 31, 2005

these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

During the fiscal year ended December 31, 2005, Janus Services reimbursed the Portfolio $619 for Institutional Shares as a result of dilutions caused by incorrectly processed shareholder activity.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

For the fiscal year ended December 31, 2005, Janus Services assumed $29,856 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds, based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent. to produce income if it had not entered into an expense offset arrangement.

Janus Aspen Series December 31, 2005 13

Notes to Financial Statements (continued)

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2005, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Forty Portfolio(1)(2)	$76,479	$–	$(653,428,618)	$–	$–	$337,773,812

(1)  Capital loss carryover is subject to annual limitations.

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio.

The table below shows the expiration date of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2005

Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011
Janus Aspen Forty Portfolio(1)(2)	$(21,930,629)	$(336,450,111)	$(148,648,887)	$(146,398,991)

(1)  Capital loss carryover is subject to annual limitations.

(2)  Formerly named Janus Aspen Capital Appreciation Portfolio.

During the year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Forty Portfolio(1)	$96,425,021

(1)  Formerly named Janus Aspen Capital Appreciation Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Forty Portfolio(1)	$719,494,403	$349,981,011	$(12,207,199)

(1)  Formerly named Janus Aspen Capital Appreciation Portfolio.

14 Janus Aspen Series December 31, 2005

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Forty Portfolio(1)	$1,143,001	$–	$–	$–

(1)  Formerly named Janus Aspen Capital Appreciation Portfolio.

For the fiscal year ended December 31, 2004	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Capital Appreciation Portfolio	$1,302,939	$–	$–	$–

4. FUND REORGANIZATIONS

On April 30, 2004, the Portfolio participated in a tax-free reorganization with LSA Capital Appreciation Fund. The plan of reorganization provided for the transfer of assets and liabilities of LSA Capital Appreciation Fund to the Portfolio – Institutional Shares. LSA Capital Appreciation Fund transferred net assets of $4,964,498, including $935,588 of unrealized appreciation, and shares outstanding of 231,661 to the Portfolio – Institutional Shares. Janus Capital incurred the costs associated with the reorganization. Net assets as of the reorganization date immediately prior to and after the reorganization were $510,649,508 and $515,614,006, respectively.

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Forty Portfolio(1)
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares - Institutional Shares
Shares sold	4,359	1,788
Shares issued in connection with acquisition*	N/A	232
Reinvested dividends and distributions	41	51
Shares repurchased	(4,590)	(7,084)
Net Increase/(Decrease) in Capital Share Transactions	(190)	(5,013)
Shares Outstanding, Beginning of Period	20,453	25,466
Shares Outstanding, End of Period	20,263	20,453
Transactions in Portfolio Shares - Service Shares
Shares sold	2,484	2,111
Reinvested dividends and distributions	2	4
Shares repurchased	(3,497)	(4,824)
Net Increase/(Decrease) in Capital Share Transactions	(1,011)	(2,709)
Shares Outstanding, Beginning of Period	17,949	20,658
Shares Outstanding, End of Period	16,938	17,949

  *  See Note 4 in Notes to Financial Statements.

  (1)  Formerly named Janus Aspen Capital Appreciation Portfolio.

Janus Aspen Series December 31, 2005 15

Notes to Financial Statements (continued)

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) was as follows:

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Forty Portfolio(1)	$385,785,674	$434,395,585	$–	$–

(1)  Formerly named Janus Aspen Capital Appreciation Portfolio.

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain

16 Janus Aspen Series December 31, 2005

underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2005 17

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Forty Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Forty Portfolio (formerly known as Janus Aspen Capital Appreciation Portfolio) (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 10, 2006

18 Janus Aspen Series December 31, 2005

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Amendments to Advisory Agreements to Conform to Prevailing Industry Practice

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an amended Investment Advisory Agreement ("Amended Agreement") for each applicable Fund and authorized the submission of each Amended Agreement to the Fund's shareholders for approval. Shareholders approved the Amended Agreement for their Fund at a special meeting of Shareholders held on December 29, 2005.

In approving the proposed Amended Agreements, the Trustees considered the recommendations of an independent compliance consultant engaged by Janus Capital Management LLC ("JCM") regarding the form of each of those agreements and concluded that the proposed changes were consistent with industry practice and would reflect an appropriate delegation of authority to JCM clarifying its investment discretion over the Funds it manages.

In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by JCM and the respective subadvisers for subadvised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with JCM management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

Based on their evaluation of the information provided by JCM, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and JCM were fair and reasonable in light of the nature and quality of the services provided by JCM, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment.

In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of JCM and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of JCM and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by JCM or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of JCM and the actions taken by JCM in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by JCM and, if applicable, the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were

Janus Aspen Series December 31, 2005 19

Additional Information (unaudited) (continued)

likely to benefit from the continued provision of those services. They also concluded that JCM and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that JCM had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by JCM in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed JCM's management fees for its separate account clients and for its sub-advised funds (for which JCM provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that JCM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that JCM charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to JCM and its affiliates of their relationships with each Fund and found JCM's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of JCM, which they found to be sound.

The Trustees concluded that the management fees and any other compensation payable by each Fund to JCM and its affiliates, as well as the fees paid by JCM or a Fund to the subadvisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees JCM charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by JCM, the investment performance of the Fund and the expense limitations agreed to by JCM.

Economies of Scale

The Trustees received and considered information about the potential of JCM to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except one Fund that has breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of JCM, JCM is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. The Trustees considered certain Amended Agreements that included a change to the advisory fee to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period. Such a fee structure is likely to increase or decrease JCM's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between JCM and the Fund of economies of scale at the current asset level of the Fund.

20 Janus Aspen Series December 31, 2005

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to JCM and its affiliates from their relationship with the Funds. They recognized that affiliates of JCM separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered JCM's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of JCM, as well as JCM's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that JCM's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by JCM and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefore, the Funds and JCM may potentially benefit from their relationship with each other in other ways. They concluded that JCM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from JCM's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of JCM. They further concluded that success of each Fund could attract other business to JCM or its other Funds and that the success of JCM could enhance JCM's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the current Investment Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. In approving the Amended Agreements the Independent Trustees also concluded that the Amended Agreement, as proposed, was in the best interest of the Fund and its shareholders.

Janus Aspen Series December 31, 2005 21

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

22 Janus Aspen Series December 31, 2005

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of uninvested cash balances earning interest or balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series December 31, 2005 23

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2005:

Dividends Received Deduction Percentage

Portfolio
Janus Aspen Forty Portfolio(1)	100%

(1) Formerly named Janus Aspen Capital Appreciation Portfolio.

24 Janus Aspen Series December 31, 2005

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of the report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund and Janus Adviser Series.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees*

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 62	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus World Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 49	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 48	Trustee	6/02-Present	Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	69		Trustee of Asian Cultural Council.

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 67	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (metals distributor), and W.W. Grainger, Inc. (industrial distributor) and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), the University of Chicago, and Chicago Public Education Fund.

Janus Aspen Series December 31, 2005 25

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees* (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Partners (private equity firm); and Professor Emeritus of Business of University of Colorado. Formerly, Professor of Business, University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 61	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 67	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 58	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005); and President of Leo Burnett (USA) (advertising agency) (1996-2000).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

Interested Trustee

Thomas H. Bailey*** 151 Detroit Street Denver, CO 80206 Age 68	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation; and Director (1997-2001) of Janus Distributors, Inc.	69	N/A

 * All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected by shareholders as Trustees of the Trust on December 29, 2005. In addition, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.

** Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

*** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

26 Janus Aspen Series December 31, 2005

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Scott W. Schoelzel 151 Detroit Street Denver, CO 80206 Age 47	Executive Vice President and Portfolio Manager Forty Portfolio	5/97-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 35	Chief Legal Counsel and Secretary	1/06-Present	Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Bonnie M. Howe** 151 Detroit Street Denver, CO 80206 Age 40	Vice President	12/99-1/06	Vice President and Assistant General Counsel of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 40	President and Chief Executive Officer General Counsel Vice President and Secretary	1/06-Present 4/04-12/05 12/99-12/05	Senior Vice President and General Counsel of Janus Capital and Janus Services LLC: and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 48	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Bonnie M. Howe intends to resign her positions with Janus Capital Group Inc. and its subsidiaries effective January 11, 2006.

Janus Aspen Series December 31, 2005 27

Trustees and Officers (unaudited) (continued)

Officers (cont.)

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Girard C. Miller*** 151 Detroit Street Denver, CO 80206 Age 54	President and Chief Executive Officer	11/03-12/05	Executive Vice President and Chief Operating Officer of Janus Capital Group Inc. and Janus Capital; President of Janus Distributors LLC and Janus Capital International LLC; Executive Vice President of Janus Services LLC; President and Director of Janus Management Holdings Corporation; and Chief Operating Officer and President of Capital Group Partners, Inc. Formerly, President and Chief Executive Officer of ICMA Retirement Corporation (1993-2003).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 43	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

*** Mr. Miller resigned his positions with Janus Capital Group Inc. and its subsidiaries effective December 30, 2005.

28 Janus Aspen Series December 31, 2005

[This page intentionally left blank.]

Janus Aspen Series December 31, 2005 29

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on November 22, 2005 and adjourned and reconvened to December 29, 2005. At the meeting, the following matters were voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

Elect nine Trustees, including eight "independent" candidates.

	Number of Shares			Percentage of Outstanding Shares			Percentage of Shares Voted
Trustees	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jerome S. Contro	305,036,919	13,749,999	318,786,918	76.17%	3.43%	79.60%	95.69%	4.31%	100.00%
William F. McCalpin	305,465,577	13,321,341	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
John W. McCarter, Jr.	305,094,088	13,692,830	318,786,918	76.18%	3.42%	79.60%	95.70%	4.30%	100.00%
Dennis B. Mullen	305,292,961	13,493,957	318,786,918	76.23%	3.37%	79.60%	95.77%	4.23%	100.00%
James T. Rothe	305,454,522	13,332,396	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
William D. Stewart	305,342,707	13,444,211	318,786,918	76.24%	3.36%	79.60%	95.78%	4.22%	100.00%
Martin H. Waldinger	304,893,973	13,892,945	318,786,918	76.13%	3.47%	79.60%	95.64%	4.36%	100.00%
Linda S. Wolf	304,970,915	13,816,003	318,786,918	76.15%	3.45%	79.60%	95.67%	4.33%	100.00%
Thomas H. Bailey	305,017,094	13,769,824	318,786,918	76.16%	3.44%	79.60%	95.68%	4.32%	100.00%

Proposal 2a

To approve amendments to the Trust's Amended and Restated Trust Instrument to provide for shareholder votes to be counted based upon each dollar of net asset value held by the shareholder rather than one vote for each share.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	280,014,672	28,222,128	10,550,118	-	69.92%	7.05%	2.63%	0.00%	87.84%	8.85%	3.31%	0.00%

Proposal 2b

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to reorganize all or a portion of the Trust or any of its Portfolios or classes.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	284,529,475	22,832,884	11,424,559	-	71.05%	5.70%	2.85%	0.00%	89.26%	7.16%	3.58%	0.00%

Proposal 2c

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to liquidate the Trust or any Portfolio or class thereof.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	278,988,114	27,248,932	12,549,871	-	69.67%	6.80%	3.13%	0.00%	87.51%	8.55%	3.94%	0.00%

Proposal 4a

To approve certain amendments to the Portfolio's investment advisory agreement with Janus Capital to conform to prevailing industry practice.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Portfolio	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Forty Portfolio(1)	37,753,765	25,834,524	1,810,192	1,335,690	-	68.43%	4.79%	3.54%	0.00%	89.14%	6.25%	4.61%	0.00%

(1)  Formerly named Janus Aspen Capital Appreciation Portfolio.

30 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 31

Notes

32 Janus Aspen Series December 31, 2005

Notes

Janus Aspen Series December 31, 2005 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (01/06)

C-0106-363  109-02-710 02-06

2005 Annual Report

Janus Aspen Series

Janus Aspen Global Life Sciences Portfolio

Portfolio Managers' Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Schedule of Investments	11

Notes to Financial Statements	12

Report of Independent Registered Public Accounting Firm	18

Additional Information	19

Explanations of Charts, Tables and Financial Statements	22

Trustees and Officers	24

Shareholder Meeting	28

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio managers as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio managers in the commentary are just that: opinions. The commentary is a reflection of the portfolio managers' best judgment at the time this report was compiled, which was December 31, 2005. As the investing environment changes, so could the portfolio managers' opinions. The views are unique to the managers and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital) has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2007. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series December 31, 2005 1

Janus Aspen Global Life Sciences Portfolio (unaudited)

Performance Overview

During the 12 months ended December 31, 2005, Janus Aspen Global Life Sciences Portfolio's Institutional Shares posted a 12.59% return and its Service Shares advanced 12.33%. By comparison, the Portfolio's primary benchmark, the S&P 500® Index, gained 4.91% and its secondary benchmark, the Morgan Stanley Capital International (MSCI) World Health Care IndexSM, returned 9.00%.

The Portfolio's outperformance stemmed in part from overweight stakes relative to the MSCI World Health Care IndexSM in the healthcare group. While the biotechnology sector is more prone to volatility, which we indeed experienced during the past 12 months, well run managed healthcare systems provided steady growth, backed by expanding revenues and improved cost controls. The insurance sector proved the largest drag on relative performance, due to the weak performance of the Portfolio's sole investment in the life and health insurance space, which generated the largest absolute loss.

Strategy in This Environment

As spiking oil prices and rising interest rates cast an air of uncertainty over the broader equity markets for much of the period, many investors turned to historically steady growth names to bolster returns. Health maintenance organization (HMO) operators generally performed well as a result. Through the latter months of the period, anticipation built for the January startup of the new Medicare prescription drug benefit and an expansion of the government health plan's HMO offerings. In turn, select drug-related names rallied, as well as HMO operators that cater to Medicare beneficiaries.

While maintaining a steady presence in the HMO space, where fundamentals supported the large gains, we found the biotechnology space intriguing. Filled with names that are dependent on one or two novel treatments, the sector holds high risks, but can potentially offer significant rewards. Other areas that we believed were well-positioned to profit from current conditions included pharmaceuticals and service providers, which include drug distributors.

Portfolio Composition

As of December 31, 2005, the Portfolio was 97.8% invested in equities, including a 15.5% share in foreign stocks. Meanwhile, the Portfolio's 10 largest holdings accounted for 33.3% of its total net assets and cash holdings represented 2.2% of total net assets.

Biotechnology Innovators Joined HMO Operator Atop Portfolio

From within the high-risk/high-reward realm of small biotechnology firms, a number of companies contributed significantly during the period. Celgene surged as it offered an encouraging outlook for its Thalomid drug, which is currently approved for treating leprosy, but demonstrated effectiveness in a clinical trial at halting multiple myeloma, a blood-borne cancer. A second lift came in the final week of the year when the Food and Drug Administration (FDA) approved Celgene's Revlimid drug for myelodysplastic syndromes (MDS), a bone marrow disease that can cause cancer.

Elsewhere, United Therapeutics posted improved sales for its Remodulin treatment for pulmonary hypertension. The company is also developing an inhaled version of Remodulin that has the potential to add significantly to revenues and profits while

Portfolio Snapshot

This portfolio seeks companies around the world that are dedicated to improving the quality of life for a growing and aging world.

Thomas Malley

co-portfolio
manager

Andy Acker

co-portfolio
manager

Top 10 Equity Holdings - (% of Net Assets)

	December 31, 2005	December 31, 2004
Celgene Corp.	4.3%	2.3%
Roche Holding A.G.	3.7%	2.9%
Coventry Health Care, Inc.	3.6%	1.5%
UnitedHealth Group, Inc.	3.4%	3.1%
Aetna, Inc.	3.3%	3.0%
Gilead Sciences, Inc.	3.3%	2.8%
United Therapeutics Corp.	3.2%	–
Neurocrine Biosciences, Inc.	2.9%	1.2%
POZEN, Inc.	2.8%	–
Teva Pharmaceutical Industries, Ltd. (ADR)	2.8%	–

2 Janus Aspen Series December 31, 2005

(unaudited)

leveraging the company's existing marketing base. Pleased with the stock's performance, we took the opportunity to book some profits.

Gilead Sciences advanced as its Truvada treatment gained market share among HIV-infected patients. The company also collects royalties on the flu drug Tamiflu, which has experienced increased worldwide demand as fears over a potential avian flu pandemic have spread.

Strong results across the HMO space were reinforced by decent enrollment growth, better pricing and good margins. Share repurchase plans added to confidence in company fundamentals, as well as growing anticipation that increased Medicare spending will translate into a larger Medicare HMO market. A holding that performed well against this backdrop was Aetna, which is actively targeting smaller, non-public firms for acquisition as a way to improve leverage with expanded networks and specialized technology.

Select Drug and Biotechnology Companies Hindered Returns

The largest detractor from performance, Elan of Ireland, faltered early in the year after its multiple sclerosis drug Tysabri was tied to the deaths of two patients in an experimental trial when used in combination with another drug, Avonex. Albeit not as dramatically, biotechnology firm Pharmion also administered a downside surprise by reporting unsatisfactory sales growth of its Vidaza treatment for MDS. Both positions were liquidated from the Portfolio earlier in the year.

Additionally, MGI Pharma dropped as it raised concerns over near-term revenue levels. Yet we believe its Aloxi treatment for chemotherapy-related nausea and vomiting could provide for a comeback, along with Dacogen, an MDS treatment that could be approved by the FDA as early as the second quarter of 2006. Consequently, we maintained an investment in MGI Pharma.

Another major disappointment was supplied by biotechnology company Cypress Bioscience, which plummeted after reporting that Milnacipran, its investigational drug for fibromyalgia, failed to hit key targets in an ongoing Phase III trial. We take a certain amount of clinical trial risk to capitalize on potentially sizeable upside for the Portfolio, and in that way, Cypress is not that dissimilar from outperformers in the Portfolio. It was unfortunate that Milnacipran failed, though, and we liquidated our position to deploy the proceeds elsewhere.

Investment Strategy and Outlook

Medicare considerations will likely drive the life science sector for the next 12-18 months, as the new spending programs drive volume growth rates higher for a number of companies. Yet it's important to remember that government programs don't always result in positive long-term impacts on business, and it remains to be seen what kind of prices are negotiated on the massive new volumes expected to pass through the system.

Separately, in the coming months, if we experience a slowing of the economy, it could stimulate further interest in drug and HMO stocks, due to their defensive nature. Of course, if the economy swings too far and the gross domestic product growth rate is negative, companies may start cutting back considerably on healthcare spending, which would hurt the sector.

On the regulatory front, the lasting impact of recent turmoil at the FDA, in which commissioner Lester Crawford resigned and his temporary replacement Andrew von Eschenbach took a leave of absence from his position as director of the National Cancer Institute, is an unknown but one we'll watch carefully.

While remaining cognizant of the broader trends surrounding the life sciences arena, we'll continue to strive for an optimal blend of investments in an attempt to maximize the Portfolio's returns.

Thank you for your investment in Janus Aspen Global Life Sciences Portfolio.

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

Janus Aspen Series December 31, 2005 3

Janus Aspen Global Life Sciences Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2005

	One Year	Five Year	Since Inception*
Janus Aspen Global Life Sciences Portfolio - Institutional Shares	12.59%	(0.78)%	(1.81)%
Janus Aspen Global Life Sciences Portfolio - Service Shares	12.33%	(1.03)%	(2.05)%
S&P 500® Index	4.91%	0.54%	(0.99)%
Morgan Stanley Capital International World Health Care IndexSM	9.00%	(0.35)%	3.68%**
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Specialty/Miscellaneous Funds	18/141	23/59	17/37

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – January 18, 2000

** The Morgan Stanley Capital International World Health Care Index since inception returns calculated from January 31, 2000.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05) *
Actual	$1,000.00	$1,085.00	$5.26
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09
Expense Example - Service Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05) *
Actual	$1,000.00	$1,083.30	$6.56
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

*Expenses are equal to the annualized expense ratio of 1.00% for Institutional Shares and 1.25% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

This Portfolio concentrates in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

Returns have sustained significant gains due to market volatility in the healthcare sector.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the Statement of Additional Information until at least May 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

4 Janus Aspen Series December 31, 2005

Janus Aspen Global Life Sciences Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Common Stock - 97.8%
Agricultural Chemicals - 2.5%
6,817	Syngenta A.G.*,**	$848,202
Dental Supplies and Equipment - 0.9%
9,165	Patterson Companies, Inc.*	306,111
Diagnostic Equipment - 1.0%
11,985	Cytyc Corp.*	338,337
Diagnostic Kits - 1.7%
14,515	Dade Behring Holdings, Inc.	593,518
Food - Dairy Products - 1.1%
10,465	Dean Foods Co.*	394,112
Instruments - Scientific - 2.2%
12,180	Fisher Scientific International, Inc.*	753,455
Life and Health Insurance - 0.2%
3,790	Universal American Financial Corp.*	57,153
Medical - Biomedical and Genetic - 13.8%
35,740	Alexion Pharmaceuticals, Inc.	723,735
4,740	Amgen, Inc.*	373,796
22,580	Celgene Corp.*	1,463,184
37,480	Fibrogen, Inc. *,ºº,§	170,534
6,310	Genentech, Inc.*	583,675
10,645	Genzyme Corp.*	753,453
10,085	Invitrogen Corp.*	672,064
		4,740,441
Medical - Drugs - 31.1%
13,165	Abbott Laboratories	519,096
40,040	Adolor Corp.*	584,584
7,515	AstraZeneca Group PLC (ADR)**	365,229
29,740	Cubist Pharmaceuticals, Inc.*	631,975
10,485	Eli Lilly and Co.	593,346
13,070	Endo Pharmaceuticals Holdings, Inc.*	395,498
14,565	Forest Laboratories, Inc.*	592,504
11,710	Idenix Pharmaceuticals, Inc.*	200,358
24,190	K-V Pharmaceutical Co. - Class A*	498,314
33,745	Ligand Pharmaceuticals, Inc. - Class B*	376,257
17,485	Merck & Company, Inc.	556,198
5,404	Merck KGaA**	448,163
7,429	Novartis A.G.**	390,375
29,435	Pfizer, Inc.	686,424
101,890	POZEN, Inc.*	977,125
8,342	Roche Holding A.G.**	1,252,522
5,865	Sepracor, Inc.*	302,634
15,555	Shire PLC (ADR)**	603,378
15,550	Wyeth	716,389
		10,690,369
Medical - Generic Drugs - 2.8%
22,615	Teva Pharmaceutical Industries, Ltd. (ADR)	972,671
Medical - HMO - 12.3%
12,180	Aetna, Inc.	1,148,696
26,250	Centene Corp.*	690,113
21,772	Coventry Health Care, Inc.*	1,240,132
18,625	UnitedHealth Group, Inc.	1,157,358
		4,236,299

Shares or Principal Amount		Value
Medical - Hospitals - 2.9%
19,115	LifePoint Hospitals, Inc.*	$716,813
8,640	United Surgical Partners International, Inc.*	277,776
		994,589
Medical - Nursing Homes - 1.4%
11,855	Manor Care, Inc.	471,473
Medical - Wholesale Drug Distributors - 2.2%
11,030	Cardinal Health, Inc.	758,313
Medical Instruments - 3.5%
10,470	Medtronic, Inc.	602,758
12,030	St. Jude Medical, Inc.*	603,906
		1,206,664
Medical Products - 0.9%
5,190	Johnson & Johnson	311,919
Optical Supplies - 1.3%
3,550	Alcon, Inc. (U.S. Shares)**	460,080
Pharmacy Services - 3.9%
15,530	Caremark Rx, Inc.*	804,299
9,855	Medco Health Solutions, Inc.*	549,909
		1,354,208
Therapeutics - 12.1%
21,510	Gilead Sciences, Inc.*	1,132,070
32,385	MGI Pharma, Inc.*	555,727
15,990	Neurocrine Biosciences, Inc.*	1,003,053
12,710	Onyx Pharmaceuticals, Inc.*	365,540
15,905	United Therapeutics Corp.*	1,099,354
		4,155,744
Total Common Stock (cost $24,106,125)		33,643,658
Repurchase Agreement - 0.6%
$200,000	Bear Stearns & Company, Inc., 4.30% dated 12/30/05, maturing 1/3/06 to be repurchased at $200,096 collateralized by $1,781,473 in U.S. Government Agencies 0% - 27.045%, 2/15/09 - 12/25/35 with a value of $204,000 (cost $200,000)	200,000
Total Investments (total cost $24,306,125) – 98.4%		33,843,658
Cash, Receivables and Other Assets, net of Liabilities – 1.6%		557,664
Net Assets – 100%		$34,401,322

See Notes to Schedules of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 5

Janus Aspen Global Life Sciences Portfolio

Schedule of Investments

As of December 31, 2005

Summary of Investments by Country

Country	Value	% of Investment Securities
Germany	$448,163	1.3%
Israel	972,671	2.9%
Switzerland	2,951,179	8.7%
United Kingdom	968,607	2.9%
United States††	28,503,038	84.2%
Total	$33,843,658	100.0%

††Includes Short-Term Securities (83.6% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 2/23/06	220,000	$378,370	$18,730
British Pound 5/11/06	45,000	77,439	(126)
Euro 1/27/06	190,000	225,261	7,812
Swiss Franc 1/27/06	845,000	645,181	25,453
Swiss Franc 2/23/06	600,000	459,303	26,526
Total		$1,785,554	$78,395

See Notes to Schedules of Investments and Financial Statements.

6 Janus Aspen Series December 31, 2005

Statement of Assets and Liabilities

As of December 31, 2005 (all numbers in thousands except net asset value per share)	Janus Aspen Global Life Sciences Portfolio
Assets:
Investments at cost	$24,306
Investments at value	$33,844
Cash	80
Receivables:
Investments sold	380
Portfolio shares sold	71
Dividends	10
Interest	–
Other assets	–
Forward currency contracts	78
Total Assets	34,463
Liabilities:
Payables:
Portfolio shares repurchased	16
Advisory fees	19
Transfer agent fees and expenses	–
Distribution fees - Service Shares	7
Non-interested Trustees' fees and expenses	3
Accrued expenses	17
Forward currency contracts	–
Total Liabilities	62
Net Assets	$34,401
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$38,821
Undistributed net investment income/(loss)*	–
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(14,035)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	9,615
Total Net Assets	$34,401
Net Assets - Institutional Shares	$3,879
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	434
Net Asset Value Per Share	$8.94
Net Assets - Service Shares	$30,522
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,454
Net Asset Value Per Share	$8.84

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 7

Statement of Operations

For the fiscal year ended December 31, 2005 (all numbers in thousands)	Janus Aspen Global Life Sciences Portfolio
Investment Income:
Interest	$17
Dividends	140
Foreign tax withheld	(10)
Total Investment Income	147
Expenses:
Advisory fees	222
Transfer agent expenses	3
Custodian fees	24
Professional fees	16
Non-interested Trustees' fees and expenses	16
Distribution fees - Service Shares	77
Printing expenses	19
System fees	20
Other expenses	9
Total Expenses	406
Expense and Fee Offsets	(1)
Net Expenses	405
Net Investment Income/(Loss)	(258)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	3,491
Net realized gain/(loss) from foreign currency transactions	148
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	671
Net Gain/(Loss) on Investments	4,310
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,052

See Notes to Financial Statements.

8 Janus Aspen Series December 31, 2005

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Global Life Sciences Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$(258)	$(226)
Net realized gain/(loss) from investment and foreign currency transactions	3,639	4,011
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	671	643
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,052	4,428
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	–	–
Service Shares	–	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares sold
Institutional Shares	486	1,193
Service Shares	6,591	12,135
Reinvested dividends and distributions
Institutional Shares	–	–
Service Shares	–	–
Shares repurchased
Institutional Shares	(1,114)	(1,443)
Service Shares	(9,784)	(17,247)
Net Increase/(Decrease) from Capital Share Transactions	(3,821)	(5,362)
Net Increase/(Decrease) in Net Assets	231	(934)
Net Assets:
Beginning of period	34,170	35,104
End of period	$34,401	$34,170
Undistributed net investment income/(loss)*	$–	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 9

Financial Highlights

Institutional Shares

For a share outstanding during	Janus Aspen Global Life Sciences Portfolio
each fiscal year ended December 31	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$7.94	$6.93	$5.49	$7.77	$9.31
Income from Investment Operations:
Net investment income/(loss)	.03	.02	.02	.02	.02
Net gain/(loss) on securities (both realized and unrealized)	.97	.99	1.42	(2.30)	(1.55)
Total from Investment Operations	1.00	1.01	1.44	(2.28)	(1.53)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Tax return of capital*	–	–	–	–	(.01)
Total Distributions	–	–	–	–	(.01)
Net Asset Value, End of Period	$8.94	$7.94	$6.93	$5.49	$7.77
Total Return	12.59%	14.57%	26.23%	(29.34)%	(16.43)%
Net Assets, End of Period (in thousands)	$3,879	$4,088	$3,822	$3,359	$5,972
Average Net Assets for the Period (in thousands)	$3,733	$3,998	$3,601	$4,432	$6,482
Ratio of Gross Expenses to Average Net Assets(1)	0.95%	0.90%	0.97%	0.87%	0.81%
Ratio of Net Expenses to Average Net Assets(1)	0.95%	0.90%	0.97%	0.87%	0.81%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.53)%	(0.42)%	(0.34)%	(0.39)%	(0.16)%
Portfolio Turnover Rate	89%	108%	110%	113%	109%

Service Shares

For a share outstanding during	Janus Aspen Global Life Sciences Portfolio
each fiscal year ended December 31	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$7.87	$6.89	$5.46	$7.75	$9.31
Income from Investment Operations:
Net investment income/(loss)	– (2)	– (2)	– (2)	– (2)	– (2)
Net gain/(loss) on securities (both realized and unrealized)	.97	.98	1.43	(2.29)	(1.56)
Total from Investment Operations	.97	.98	1.43	(2.29)	(1.56)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$8.84	$7.87	$6.89	$5.46	$7.75
Total Return	12.33%	14.22%	26.19%	(29.55)%	(16.76)%
Net Assets, End of Period (in thousands)	$30,522	$30,082	$31,282	$26,514	$44,161
Average Net Assets for the Period (in thousands)	$30,905	$31,902	$28,604	$34,475	$38,230
Ratio of Gross Expenses to Average Net Assets(1)	1.20%	1.15%	1.22%	1.12%	1.07%
Ratio of Net Expenses to Average Net Assets(1)	1.20%	1.15%	1.22%	1.12%	1.06%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.77)%	(0.66)%	(0.59)%	(0.63)%	(0.43)%
Portfolio Turnover Rate	89%	108%	110%	113%	109%

*See Note 3 in Notes to Financial Statements.

(1) See Note 4 in Notes to Financial Statements.

(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

10 Janus Aspen Series December 31, 2005

Notes to Schedules of Investments

Lipper Variable Annuity Specialty/Miscellaneous Funds	Funds that limit their investments to a specific industry (e.g., transportation retailing, or paper, etc) or that have not been classified into an existing investment objective.

Morgan Stanley Capital International World Health Care IndexSM	The Morgan Stanley Capital International World Health Care IndexSM is a capitalization weighted index that monitors the performance of healthcare stocks from developed market countries in North America, Europe and the Asia/Pacific Region.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or when-issued securities.

ºº Schedule of Fair Valued Securities (as of December 31, 2005)

	Value	Value as % of Net Assets
Janus Aspen Global Life Sciences Portfolio
Fibrogen, Inc.	$170,534	0.5%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Global Life Sciences Portfolio
Fibrogen, Inc.ºº	12/28/04 - 11/8/05	$170,534	$170,534	0.5%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2005. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, when-issued securities and/or securities with extended settlement dates as of December 31, 2005 are noted below.

Portfolio	Aggregate Value
Janus Aspen Global Life Sciences Portfolio	$4,367,949

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of a Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Aspen Series December 31, 2005 11

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Global Life Sciences Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the

12 Janus Aspen Series December 31, 2005

value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2007 to reimburse the Portfolio by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing fee applicable to the Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio.

Janus Aspen Series December 31, 2005 13

Notes to Financial Statements (continued)

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

For the fiscal year ended December 31, 2005, Janus Capital assumed $29,856 of legal, consulting and Trustee costs and fees incurred by the Funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds, based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2005, the Portfolio incurred "Post-October" losses during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2005, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Global Life Sciences Portfolio	$–	$–	$(13,580,546)	$(22,540)	$(505)	$9,183,567

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule For the year ended December 31, 2005
Portfolio	December 31, 2009	December 31, 2010	December 31, 2011
Janus Aspen Global Life Sciences Portfolio	$(2,520,279)	$(9,173,669)	$(1,886,598)

During the year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Global Life Sciences Portfolio	$3,724,545

14 Janus Aspen Series December 31, 2005

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Global Life Sciences Portfolio	$24,660,091	$9,929,010	$(745,443)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Global Life Sciences Portfolio	$–	$–	$–	$(257,623)
For the fiscal year ended December 31, 2004	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Global Life Sciences Portfolio	$–	$–	$–	$(238,273)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31

	Institutional Shares					Service Shares
Portfolio	2005(1)	2004(1)	2003	2002	2001	2005(1)	2004(1)	2003	2002	2001
Janus Aspen Global Life Sciences Portfolio	0.95%	0.90%	0.97%	0.87%	0.81%	1.20%	1.15%	1.22%	1.12%	1.07%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

Janus Aspen Series December 31, 2005 15

Notes to Financial Statements (continued)

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Global Life Sciences Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Institutional Shares
Shares sold	58	159
Reinvested dividends and distributions	–	–
Shares repurchased	(139)	(196)
Net Increase/(Decrease) in Capital Share Transactions	(81)	(37)
Shares Outstanding, Beginning of Period	515	552
Shares Outstanding, End of Period	434	515
Transactions in Portfolio Shares – Service Shares
Shares sold	829	1,621
Reinvested dividends and distributions	–	–
Shares repurchased	(1,197)	(2,342)
Net Increase/(Decrease) in Capital Share Transactions	(368)	(721)
Shares Outstanding, Beginning of Period	3,822	4,543
Shares Outstanding, End of Period	3,454	3,822

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2005 (unaudited), the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Global Life Sciences Portfolio	$30,189,844	$33,967,156	$–	$–

16 Janus Aspen Series December 31, 2005

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2005 17

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Global Life Sciences Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Life Sciences Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 10, 2006

18 Janus Aspen Series December 31, 2005

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free)

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Amendments to Advisory Agreements to Conform to Prevailing Industry Practice

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an amended Investment Advisory Agreement ("Amended Agreement") for each applicable Fund and authorized the submission of each Amended Agreement to the Fund's shareholders for approval. Shareholders approved the Amended Agreement for their Fund at a special meeting of Shareholders held on December 29, 2005.

In approving the proposed Amended Agreements, the Trustees considered the recommendations of an independent compliance consultant engaged by Janus Capital Management LLC ("JCM") regarding the form of each of those agreements and concluded that the proposed changes were consistent with industry practice and would reflect an appropriate delegation of authority to JCM clarifying its investment discretion over the Funds it manages.

In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by JCM and the respective subadvisers for subadvised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with JCM management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

Based on their evaluation of the information provided by JCM, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and JCM were fair and reasonable in light of the nature and quality of the services provided by JCM, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment.

In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of JCM and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of JCM and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by JCM or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of JCM and the actions taken by JCM in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by JCM and, if applicable, the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior

Janus Aspen Series December 31, 2005 19

Additional Information (unaudited) (continued)

to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that JCM and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that JCM had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by JCM in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed JCM's management fees for its separate account clients and for its sub-advised funds (for which JCM provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that JCM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that JCM charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to JCM and its affiliates of their relationships with each Fund and found JCM's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of JCM, which they found to be sound.

The Trustees concluded that the management fees and any other compensation payable by each Fund to JCM and its affiliates, as well as the fees paid by JCM or a Fund to the subadvisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees JCM charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by JCM, the investment performance of the Fund and the expense limitations agreed to by JCM.

Economies of Scale

The Trustees received and considered information about the potential of JCM to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except one Fund that has breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of JCM, JCM is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. The Trustees considered certain Amended Agreements that included a change to the advisory fee to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period. Such a fee structure is likely to increase or decrease JCM's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between JCM

20 Janus Aspen Series December 31, 2005

and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to JCM and its affiliates from their relationship with the Funds. They recognized that affiliates of JCM separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered JCM's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of JCM, as well as JCM's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that JCM's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by JCM and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefore, the Funds and JCM may potentially benefit from their relationship with each other in other ways. They concluded that JCM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from JCM's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of JCM. They further concluded that success of each Fund could attract other business to JCM or its other Funds and that the success of JCM could enhance JCM's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the current Investment Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. In approving the Amended Agreements the Independent Trustees also concluded that the Amended Agreement, as proposed, was in the best interest of the Fund and its shareholders.

Janus Aspen Series December 31, 2005 21

Explanations of Charts, Tables and Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

22 Janus Aspen Series December 31, 2005

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of brokerage commissions, uninvested cash balances earning interest or balance credits or transfer agent fee offsets.   The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series December 31, 2005 23

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of the report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund and Janus Adviser Series.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees*

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 62	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus World Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 49	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 48	Trustee	6/02-Present	Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	69		Trustee of Asian Cultural Council.

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 67	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (metals distributor), and W.W. Grainger, Inc. (industrial distributor) and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), the University of Chicago, and Chicago Public Education Fund.

24 Janus Aspen Series December 31, 2005

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees* (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Partners (private equity firm); and Professor Emeritus of Business of University of Colorado. Formerly, Professor of Business, University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 61	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 67	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 58	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005); and President of Leo Burnett (USA) (advertising agency) (1996-2000).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

Interested Trustee

Thomas H. Bailey*** 151 Detroit Street Denver, CO 80206 Age 68	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation; and Director (1997-2001) of Janus Distributors, Inc.	69	N/A

* All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected by shareholders as Trustees of the Trust on December 29, 2005. In addition, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.

** Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

*** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

Janus Aspen Series December 31, 2005 25

Trustees and Officers (unaudited) (continued)

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Thomas R. Malley 151 Detroit Street Denver, CO 80206 Age 37	Executive Vice President and Co-Portfolio Manager Global Life Sciences Portfolio	12/99-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 35	Chief Legal Counsel and Secretary	1/06-Present	Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Bonnie M. Howe** 151 Detroit Street Denver, CO 80206 Age 40	Vice President	12/99-1/06	Vice President and Assistant General Counsel of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 40	President and Chief Executive Officer General Counsel Vice President and Secretary	1/06-Present 4/04-12/05 12/99-12/05	Senior Vice President and General Counsel of Janus Capital and Janus Services LLC: and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 48	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Bonnie M. Howe intends to resign her positions with Janus Capital Group Inc. and its subsidiaries effective January 11, 2006.

26 Janus Aspen Series December 31, 2005

Officers (cont.)

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Girard C. Miller*** 151 Detroit Street Denver, CO 80206 Age 54	President and Chief Executive Officer	11/03-12/05	Executive Vice President and Chief Operating Officer of Janus Capital Group Inc. and Janus Capital; President of Janus Distributors LLC and Janus Capital International LLC; Executive Vice President of Janus Services LLC; President and Director of Janus Management Holdings Corporation; and Chief Operating Officer and President of Capital Group Partners, Inc. Formerly, President and Chief Executive Officer of ICMA Retirement Corporation (1993-2003).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 43	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

*** Mr. Miller resigned his positions with Janus Capital Group Inc. and its subsidiaries effective December 30, 2005.

Janus Aspen Series December 31, 2005 27

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on November 22, 2005 and adjourned and reconvened to December 29, 2005. At the meeting, the following matters were voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

Elect nine Trustees, including eight "independent" candidates.

	Number of Shares			Percentage of Outstanding Shares			Percentage of Shares Voted
Trustees	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jerome S. Contro	305,036,919	13,749,999	318,786,918	76.17%	3.43%	79.60%	95.69%	4.31%	100.00%
William F. McCalpin	305,465,577	13,321,341	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
John W. McCarter, Jr.	305,094,088	13,692,830	318,786,918	76.18%	3.42%	79.60%	95.70%	4.30%	100.00%
Dennis B. Mullen	305,292,961	13,493,957	318,786,918	76.23%	3.37%	79.60%	95.77%	4.23%	100.00%
James T. Rothe	305,454,522	13,332,396	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
William D. Stewart	305,342,707	13,444,211	318,786,918	76.24%	3.36%	79.60%	95.78%	4.22%	100.00%
Martin H. Waldinger	304,893,973	13,892,945	318,786,918	76.13%	3.47%	79.60%	95.64%	4.36%	100.00%
Linda S. Wolf	304,970,915	13,816,003	318,786,918	76.15%	3.45%	79.60%	95.67%	4.33%	100.00%
Thomas H. Bailey	305,017,094	13,769,824	318,786,918	76.16%	3.44%	79.60%	95.68%	4.32%	100.00%

Proposal 2a

To approve amendments to the Trust's Amended and Restated Trust Instrument to provide for shareholder votes to be counted based upon each dollar of net asset value held by the shareholder rather than one vote for each share.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	280,014,672	28,222,128	10,550,118	-	69.92%	7.05%	2.63%	0.00%	87.84%	8.85%	3.31%	0.00%

Proposal 2b

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to reorganize all or a portion of the Trust or any of its Portfolios or classes.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	284,529,475	22,832,884	11,424,559	-	71.05%	5.70%	2.85%	0.00%	89.26%	7.16%	3.58%	0.00%

Proposal 2c

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to liquidate the Trust or any Portfolio or class thereof.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	278,988,114	27,248,932	12,549,871	-	69.67%	6.80%	3.13%	0.00%	87.51%	8.55%	3.94%	0.00%

Proposal 4a

To approve certain amendments to the Portfolio's investment advisory agreement with Janus Capital to conform to prevailing industry practice.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Portfolio	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Global Life Sciences Portfolio	4,143,309	2,299,129	141,912	100,926	-	55.48%	3.43%	2.44%	0.00%	90.45%	5.58%	3.97%	0.00%

28 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 29

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (01/06)

C-0106-363  109-02-713 02-06

2005 Annual Report

Janus Aspen Series

Janus Aspen Global Technology Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Schedule of Investments	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	19

Additional Information	20

Explanations of Charts, Tables and Financial Statements	23

Trustees and Officers	25

Shareholder Meeting	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary are just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing fee applicable to Service Shares and Service II Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2007. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series December 31, 2005 1

Janus Aspen Global Technology Portfolio (unaudited)

Performance Overview

For the 12 months ended December 31, 2005, Janus Aspen Global Technology Portfolio's Institutional Shares gained 11.70%, the Service Shares advanced 11.55% and the Service II Shares returned 11.33%. By comparison, the Portfolio's primary benchmark, the S&P 500® Index, gained 4.91% while its secondary benchmark, the Morgan Stanley Capital International (MSCI) World Information Technology IndexSM, returned 4.81%.

Strong stock-picking keyed the Portfolio's significant outperformance, especially within the semiconductor, communications equipment and electronic manufacturing services (EMS) sectors. Diminishing gains were select underperforming investments in the Internet software and services sector and in the Internet retail group.

Strategy in This Environment

Investors grappled with fears of rising inflation, higher interest rates and lackluster growth throughout the period. Additionally, those invested in the information technology (IT) sector contended with broad ranges of volatility, shifting tides in the global currency markets and varied perspectives on sector outlooks. End-use demand remained relatively healthy across several areas of the IT space, however, which propped up stocks carrying manageable expectations.

While demand generally proved steady, few compelling, broad-based IT trends emerged during the period. In such an environment, our brand of bottom-up analysis of individual stocks took on greater importance as we chose to maintain higher levels of conviction in our top holdings. As part of our disciplined approach, we did trim positions when we felt valuations fairly reflected near-term fundamentals and market expectations. This strategy increased our gains, especially late in the period, as the market tended to aggressively bid up companies that met or beat expectations and punished those that didn't.

Portfolio Composition

As of December 31, 2005, the Portfolio was 97.1% invested in equities, including a 45.8% share in foreign stocks. Meanwhile, the Portfolio's 10 largest holdings accounted for 29.3% of its total net assets and cash holdings represented 2.9% of total net assets.

LCD Leader and Contract Manufacturer Ranked Among Portfolio's Top Gainers

Strong demand for flat-panel televisions proved a challenge for many component manufacturers as severe price competition from plasma TV vendors squeezed profitability. The Portfolio, however, profited from its stake in glassmaker Corning, one of two companies worldwide capable of producing the large, high-quality sheets of glass required to manufacture large-sized LCD televisions. Its advanced development and production capabilities give Corning considerable pricing power, thus enabling it to capture the benefits of rising unit volumes without forfeiting profitability.

Another long-term holding, contract manufacturer Hon Hai Precision of Taiwan, similarly rewarded our conviction in an otherwise challenged sector. While the rest of the EMS industry struggles to achieve consistent top-line and earnings growth, Hon Hai has consistently posted stellar revenues and earnings. Through a combination of extreme cost control, strategic customer relationships, high-quality standards and emerging design expertise, Hon Hai continues to gain market share at key PC, consumer electronics and enterprise IT accounts. Although our confidence in the company and management's ability to

Portfolio Snapshot

This portfolio purses forward-thinking companies around the globe that are advancing the frontiers of technology in profitable ways.

Mike Lu

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	December 31, 2005	December 31, 2004
Yahoo!, Inc.	3.9%	3.5%
Hon Hai Precision Industry Company, Ltd.	3.3%	2.9%
Samsung Electronics Company, Ltd.	3.3%	2.3%
Marvell Technology Group, Ltd.	3.1%	2.6%
Advanced Micro Devices, Inc.	2.8%	1.7%
Texas Instruments, Inc.	2.8%	3.0%
Nokia Oyj (ADR)	2.8%	2.3%
EMC Corp.	2.6%	1.6%
Logitech International S.A.	2.4%	1.6%
SAP A.G.	2.3%	1.0%

2 Janus Aspen Series December 31, 2005

(unaudited)

execute was as high as ever, we booked some profits as the investment community increasingly recognized the company's accomplishments and the stock's valuation approached our near-term price target.

Also boosting returns was semiconductor chip manufacturer Texas Instruments. While a surge in order volumes within the wireless handset market proved problematic for component suppliers that compete on price, Texas Instruments leveraged its design and volume advantage in the high-end cell phone segment to create cost-effective integrated chipset solutions for the low-end market – while maintaining strong margins. Given that much of the recent strength in the wireless handset space came from new subscriber growth in emerging markets – particularly China, India and Latin America – the company's strong offerings in low-end handset chipsets enabled it to garner disproportionate market share.

Telecommunications Equipment and Hardware Concerns Weighed, Along with E-commerce Blue Chip

Our investment in UTStarcom, a developer of wireless communications network equipment, worked against us. Having built a significant business in China, where its PAS service allowed for low-cost, limited range cellular calls, UTStarcom has struggled as more advanced technologies have gained traction in the marketplace. Although it continues to win business in China, where wireless usage is growing rapidly, we no longer found the company's growth potential enticing and exited the position as a result.

Computer maker Dell also declined amid short-term revenue growth issues. Although we locked in some profits on the stock as share prices approached near-term targets, we continued to hold a relatively modest stake in the company. Ultimately, we believe the value of its well-honed direct-distribution model and its track record of strong execution will return to favor, especially considering double-digit growth projections for computer sales during 2006.

Our stake in online marketplace builder eBay diminished returns. As has happened many times in the e-commerce space, investor sentiment swung from extreme pessimism to extreme optimism and back again, sending stock prices on a volatile ride. We were fortunate to have abided by our valuation discipline and trimmed our holdings prior to one significant sharp decline, which resulted from a reduced short-term earnings outlook driven largely by unanticipated increases in research and development spending. Given eBay's track record of software and business process innovations, we believe that such expenditures will enhance its longer-term competitive positioning in the still-developing e-commerce space.

Investment Strategy and Outlook

Looking forward, we are encouraged by the reasonable valuations and expectations we're finding in many sub-sectors of technology, although we remain cautious about macroeconomic influences on consumer IT spending. While occasional bouts of volatility suggest that some degree of speculative fervor has returned to the market, we haven't seen it appear broadly across the IT space. In fact, there are still a number of areas where we believe investor sentiments are overly conservative given the corresponding growth potential. As usual, our efforts are focused on identifying segments and firms that are benefiting from strong end-user demand – particularly in areas that may not be well-recognized. The increasing market volatility places a greater premium on individual, bottom-up stock selection – exactly our approach.

Thank you for your investment in Janus Aspen Global Technology Portfolio.

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

Effective February 1, 2006, Mike Lu is no longer the portfolio manager of Janus Aspen Global Technology Portfolio and Brad Slingerlend and Barney Wilson are now leading the Janus Technology Team in selecting investments for the Portfolio.

Janus Aspen Series December 31, 2005 3

Janus Aspen Global Technology Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2005

	One Year	Five Year	Since Inception*
Janus Aspen Global Technology Portfolio - Institutional Shares	11.70%	(9.23)%	(14.03)%
Janus Aspen Global Technology Portfolio - Service Shares	11.55%	(9.46)%	(14.23)%
Janus Aspen Global Technology Portfolio - Service II Shares	11.33%	(9.46)%	(14.23)%
S&P 500® Index	4.91%	0.54%	(0.99)%
Morgan Stanley Capital International World Information Technology IndexSM	4.81%	(7.19)%	(13.23	)%**
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Specialty/Miscellaneous Funds	28/141	44/59	29/37

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service II Shares for periods prior to December 31, 2001 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service II Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – January 18, 2000

** The Morgan Stanley Capital International World Information Technology IndexSM since inception returns calculated from January 31, 2000.

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05)*
Actual	$1,000.00	$1,157.60	$4.13
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.87
Expense Example - Service Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05)*
Actual	$1,000.00	$1,157.90	$5.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19
Expense Example - Service II Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05)*
Actual	$1,000.00	$1,158.00	$5.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19

*Expenses are equal to the annualized expense ratio of 0.76% for Institutional Shares, 1.02% for Service Shares and 1.02% for Service II Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses my include effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less.

This Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

This Portfolio has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

This Portfolio may have significant exposure to emerging markets which may lead to greater price volatility. In recent years, investments in emerging markets have sustained significant gains and losses due to volatility in the the emerging markets sector.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the Statement of Additional Information until at least May 1, 2007. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Returns have sustained significant gains due to market volatility in the information technology sector.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

4 Janus Aspen Series December 31, 2005

Janus Aspen Global Technology Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Common Stock - 96.5%
Applications Software - 6.1%
104,810	Citrix Systems, Inc.*	$3,016,432
37,300	Infosys Technologies, Ltd.	2,484,249
25,660	Mercury Interactive Corp.*,#	713,091
138,660	Microsoft Corp.	3,625,959
23,885	Quest Software, Inc.*,#	348,482
		10,188,213
Audio and Video Products - 0.7%
28,800	Sony Corp.**	1,177,055
Cellular Telecommunications - 0.4%
7,000	Hikari Tsushin, Inc.**	658,838
Chemicals - Diversified - 0.5%
15,800	Shin-Etsu Chemical Company, Ltd.**	840,005
Commercial Services - Finance - 1.3%
57,415	Paychex, Inc.	2,188,660
Computer Aided Design - 1.5%
45,173	Dassault Systemes S.A.**,#	2,550,464
Computer Services - 2.9%
40,653	Atos Origin S.A.*,**	2,678,371
7,365	Ceridian Corp.*	183,020
664,495	LogicaCMG PLC**	2,026,422
		4,887,813
Computers - 4.3%
388,700	Acer, Inc.**	976,886
75,410	Dell, Inc.*	2,261,546
30,960	Hewlett-Packard Co.	886,385
41,010	Research In Motion, Ltd. (U.S. Shares)*	2,707,070
101,270	Sun Microsystems, Inc.*	424,321
		7,256,208
Computers - Integrated Systems - 0.2%
21,425	3D Systems Corp.*,#	385,650
Computers - Memory Devices - 2.9%
326,325	EMC Corp.*	4,444,546
5,785	SanDisk Corp.*	363,414
		4,807,960
Computers - Peripheral Equipment - 2.4%
83,815	Logitech International S.A.*	3,938,645
Data Processing and Management - 0.5%
19,445	NAVTEQ Corp.*,#	853,052
Diversified Operations - 0.9%
164,000	Hutchison Whampoa, Ltd.	1,562,026
E-Commerce/Products - 2.2%
55,870	Amazon.com, Inc.*	2,634,270
58,070	Submarino S.A.*	1,030,623
		3,664,893
E-Commerce/Services - 1.4%
52,230	eBay, Inc.*	2,258,948
Electric Products - Miscellaneous - 1.4%
378,000	Toshiba Corp.**	2,256,429
Electronic Components - Miscellaneous - 4.3%
1,006,316	Hon Hai Precision Industry Company, Ltd.**	5,518,008
53,870	Koninklijke (Royal) Philips Electronics N.V.**.	1,674,130
		7,192,138

Shares or Principal Amount		Value
Electronic Components - Semiconductors - 14.4%
152,440	Advanced Micro Devices, Inc.*	$4,664,663
1,346,638	ARM Holdings PLC**	2,803,420
47,725	Broadcom Corp. - Class A*	2,250,234
12,595	International Rectifier Corp.*,#	401,781
53,815	MEMC Electronic Materials, Inc.*,#	1,193,079
8,880	NVIDIA Corp.*	324,653
8,370	Samsung Electronics Company, Ltd.**	5,456,625
45,002	Silicon-On-Insulator Technologies*,**	726,174
52,980	Spansion, Inc. - Class A*	737,482
14,600	Sumco Corp.**	766,303
144,310	Texas Instruments, Inc.	4,628,021
		23,952,435
Electronic Forms - 1.5%
69,233	Adobe Systems, Inc.	2,558,852
Electronic Measuring Instruments - 1.4%
22,700	Advantest Corp.**	2,288,574
Energy - Alternate Sources - 0.4%
5,490	SunPower Corp. - Class A*,#	186,605
18,100	Suntech Power Holdings Company Ltd. (ADR)*	493,225
		679,830
Enterprise Software/Services - 4.1%
253,145	Oracle Corp.*	3,090,900
21,075	SAP A.G.**	3,821,929
		6,912,829
Entertainment Software - 2.6%
140,634	Activision, Inc.*,#	1,932,311
46,335	Electronic Arts, Inc.*	2,423,784
		4,356,095
Industrial Automation and Robotics - 0.2%
11,865	Cognex Corp.#	357,018
Internet Connectivity Services - 1.0%
40,470	NDS Group PLC (ADR)*,**	1,665,341
Internet Security - 1.6%
84,435	Check Point Software Technologies, Ltd. (U.S. Shares)*	1,697,143
37,615	McAfee, Inc.*	1,020,495
		2,717,638
Miscellaneous Manufacturing - 0.3%
26,760	Applied Films Corp.*,#	555,805
Networking Products - 3.8%
213,655	Cisco Systems, Inc.*	3,657,773
317,000	D-Link Corp.**	363,097
101,215	Juniper Networks, Inc.*	2,257,095
		6,277,965
Retail - Consumer Electronics - 0.5%
178,342	Carphone Warehouse PLC**	849,934
Semiconductor Components/Integrated Circuits - 7.6%
167,200	Cypress Semiconductor Corp.*,#	2,382,600
93,510	Marvell Technology Group, Ltd.*	5,244,976
61,365	Maxim Integrated Products, Inc.	2,223,868
898,000	Powerchip Semiconductor Corp.**	592,256
1,141,084	Taiwan Semiconductor Manufacturing Company, Ltd.**	2,172,566
		12,616,266

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 5

Janus Aspen Global Technology Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Semiconductor Equipment - 4.3%
96,135	Applied Materials, Inc.	$1,724,662
125,660	ASM Lithography Holding N.V. (U.S. Shares)*,**,#	2,523,253
58,215	KLA-Tencor Corp.	2,871,746
		7,119,661
Telecommunication Equipment - 2.8%
63,720	Adtran, Inc.#	1,895,033
62,980	Harris Corp.	2,708,770
		4,603,803
Telecommunication Equipment - Fiber Optics - 2.3%
192,055	Corning, Inc.*	3,775,801
Telecommunication Services - 0.9%
57,350	Amdocs, Ltd. (U.S. Shares)*,**	1,577,125
Television - 0.9%
181,238	British Sky Broadcasting Group PLC**	1,548,177
Web Portals/Internet Service Providers - 4.9%
1,072	Yahoo Japan Corp.**	1,627,066
168,620	Yahoo!, Inc.*	6,606,531
		8,233,597
Wireless Equipment - 7.1%
133,965	Motorola, Inc.	3,026,269
118,179	Nokia Oyj**	2,161,632
252,755	Nokia Oyj (ADR)**	4,625,417
25,350	QUALCOMM, Inc.	1,092,078
27,285	Telefonaktiebolaget LM Ericsson (ADR)#	938,604
		11,844,000
Total Common Stock (cost $116,671,633)		161,157,743
Corporate Bonds - 0%
Computers - Peripheral Equipment - 0%
$1,000,000	Candescent Technologies Corp., 8.00% convertible senior subordinated debentures due 5/1/03 (144A)‡,º,ºº,§ (cost $148,698)	0
Preferred Stock - 0.6%
Electronic Components - Semiconductors - 0.3%
900	Samsung Electronics Company, Ltd.**	437,157
Wireless Equipment - 0.3%
10,840	Crown Castle International Corp. convertible, 6.25%	571,810
Total Preferred Stock (cost $872,550)		1,008,967
Other Securities - 5.7%
9,571,756	State Street Navigator Securities Lending Prime Portfolio† (cost $9,571,756)	9,571,756
Repurchase Agreement - 2.8%
$4,600,000	Bear Stearns & Company, Inc., 4.30% dated 12/30/05, maturing 1/3/06 to be repurchased at $4,602,198 collateralized by $40,973,889 in U.S. Government Agencies 0% - 27.045%, 2/15/09 - 12/25/35 with a value of $4,692,009 (cost $4,600,000)	4,600,000
Total Investments (total cost $131,864,637) – 105.6%		176,338,466
Liabilities, net of Cash, Receivables and Other Assets – (5.6)%		(9,295,417)
Net Assets – 100%		$167,043,049

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$5,244,976	3.0%
Brazil	1,030,623	0.6%
Canada	2,707,070	1.5%
Cayman Islands	493,225	0.3%
Finland	6,787,049	3.8%
France	5,955,009	3.4%
Germany	3,821,929	2.2%
Hong Kong	1,562,026	0.9%
India	2,484,249	1.4%
Israel	1,697,143	1.0%
Japan	9,614,270	5.5%
Netherlands	4,197,383	2.4%
South Korea	5,893,782	3.3%
Sweden	938,604	0.5%
Switzerland	3,938,645	2.2%
Taiwan	9,622,813	5.5%
United Kingdom	10,470,419	5.9%
United States††	99,879,251	56.6%
Total	$176,338,466	100.0%

†† Includes Short-Term Securities and Other Securities (48.6% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 2/23/06	1,425,000	$2,450,805	$121,320
British Pound 5/11/06	565,000	972,287	5,904
Euro 1/27/06	4,000,000	4,742,338	164,462
Euro 5/11/06	1,400,000	1,669,525	(4,085)
Japanese Yen 1/27/06	213,000,000	1,812,808	14,008
Japanese Yen 2/23/06	339,000,000	2,894,459	125,429
South Korean Won 2/23/06	1,095,000,000	1,085,358	(30,953)
South Korean Won 5/11/06	1,825,000,000	1,810,803	(57,718)
Taiwan Dollar 2/23/06	45,000,000	1,382,276	(35,374)
Taiwan Dollar 5/11/06	65,000,000	2,012,509	(45,939)
Total		$20,833,168	$257,054

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series December 31, 2005

Statement of Assets and Liabilities

As of December 31, 2005 (all numbers in thousands except net asset value per share)	Janus Aspen Global Technology Portfolio
Assets:
Investments at cost(1)	$131,865
Investments at value(1)	$176,338
Cash	311
Receivables:
Investments sold	485
Portfolio shares sold	93
Dividends	10
Interest	3
Other assets	3
Forward currency contracts	431
Total Assets	177,674
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	9,572
Investments purchased	596
Portfolio shares repurchased	135
Advisory fees	91
Transfer agent fees and expenses	1
Distribution fees - Service Shares	29
Distribution fees - Service II Shares	6
Non-interested Trustees' fees and expenses	4
Foreign tax liability	4
Accrued expenses	19
Forward currency contracts	174
Total Liabilities	10,631
Net Assets	$167,043
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$566,073
Undistributed net investment income/(loss)*	(2)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(443,755)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	44,727 (2)
Total Net Assets	$167,043
Net Assets - Institutional Shares	$2,989
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	782
Net Asset Value Per Share	$3.82
Net Assets - Service Shares	$138,172
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	34,912
Net Asset Value Per Share	$3.96
Net Assets - Service II Shares	$25,882
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	6,421
Net Asset Value Per Share	$4.03

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $9,311,383 of securities loaned for Janus Aspen Global Technology Portfolio (Note 1).

(2)  Net of foreign taxes on investments of $4,019 for Janus Aspen Global Technology Portfolio.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 7

Statement of Operations

For the fiscal year ended December 31, 2005 (all numbers in thousands)	Janus Aspen Global Technology Portfolio
Investment Income:
Interest	$169
Securities lending income	38
Dividends	1,124
Foreign tax withheld	(126)
Total Investment Income	1,205
Expenses:
Advisory fees	1,039
Transfer agent fees and expenses	5
Custodian fees	32
Professional fees	18
Non-interested Trustees' fees and expenses	19
Distribution fees - Service Shares	337
Distribution fees - Service II Shares	61
Other expenses	78
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	1,589
Expense and Fee Offsets	(7)
Net Expenses	1,582
Net Investment Income/(Loss)	(377)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	8,149
Net realized gain/(loss) from foreign currency transactions	739
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	7,478 (1)
Net Realized and Unrealized Gain/(Loss) on Investments	16,366
Net Increase/(Decrease) in Net Assets Resulting from Operations	$15,989

(1)  Net of foreign taxes on investments of $4,019 for Janus Aspen Global Technology Portfolio.

See Notes to Financial Statements.

8 Janus Aspen Series December 31, 2005

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Global Technology Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$(377)	$(109)
Net realized gain/(loss) from investment and foreign currency transactions	8,888	(563)
Change in unrealized net appreciation/(depreciation) of investments foreign currency translations	7,478	(185)
Net Increase/(Decrease) in Net Assets Resulting from Operations	15,989	(857)
Dividends and Distributions to Shareholders:
Net investment income *
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares sold
Institutional Shares	260	1,365
Service Shares	13,238	22,651
Service II Shares	3,814	5,973
Redemption fees
Service II Shares	13	9
Shares repurchased
Institutional Shares	(1,960)	(2,528)
Service Shares	(39,648)	(50,819)
Service II Shares	(7,844)	(7,340)
Net Increase/(Decrease) from Capital Share Transactions	(32,127)	(30,689)
Net Increase/(Decrease) in Net Assets	(16,138)	(31,546)
Net Assets:
Beginning of period	183,181	214,727
End of period	$167,043	$183,181
Undistributed net investment income/(loss)*	$(2)	$–

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 9

Financial Highlights

Institutional Shares

For a share outstanding during	Janus Aspen Global Technology Portfolio
each fiscal year ended December 31	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$3.42	$3.39	$2.31	$3.90	$6.49
Income from Investment Operations:
Net investment income/(loss)	.05	.02	(.01)	.02	.19
Net gain/(loss) on securities (both realized and unrealized)	.35	.01	1.09	(1.61)	(2.57)
Total from Investment Operations	.40	.03	1.08	(1.59)	(2.38)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	(.21)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	(.21)
Net Asset Value, End of Period	$3.82	$3.42	$3.39	$2.31	$3.90
Total Return	11.70%	0.88%	46.75%	(40.77)%	(37.07)%
Net Assets, End of Period (in thousands)	$2,989	$4,423	$5,580	$2,721	$5,643
Average Net Assets for the Period (in thousands)	$3,100	$4,887	$3,871	$3,974	$9,242
Ratio of Gross Expenses to Average Net Assets(1)	0.73%	0.72%	0.85%	0.72%	0.68%
Ratio of Net Expenses to Average Net Assets(1)	0.73%	0.72%	0.85%	0.72%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.01%	0.19%	(0.22)%	(0.05)%	0.64%
Portfolio Turnover Rate	42%	30%	46%	70%	91%

Service Shares

For a share outstanding during	Janus Aspen Global Technology Portfolio
each fiscal year ended December 31	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$3.55	$3.53	$2.41	$4.08	$6.55
Income from Investment Operations:
Net investment income/(loss)	– (2)	– (2)	– (2)	– (2)	.02
Net gain/(loss) on securities (both realized and unrealized)	.41	.02	1.12	(1.67)	(2.46)
Total from Investment Operations	.41	.02	1.12	(1.67)	(2.44)
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	(.03)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	–	–	–	–	(.03)
Net Asset Value, End of Period	$3.96	$3.55	$3.53	$2.41	$4.08
Total Return	11.55%	0.57%	46.47%	(40.93)%	(37.31)%
Net Assets, End of Period (in thousands)	$138,172	$151,354	$180,513	$127,656	$287,103
Average Net Assets for the Period (in thousands)	$134,959	$161,072	$147,151	$191,037	$307,222
Ratio of Gross Expenses to Average Net Assets(1)	0.98%	0.97%	1.10%	0.97%	0.95%
Ratio of Net Expenses to Average Net Assets(1)	0.98%	0.97%	1.10%	0.97%	0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.24)%	(0.06)%	(0.44)%	(0.29)%	0.42%
Portfolio Turnover Rate	42%	30%	46%	70%	91%

*  See Note 3 in Notes to Financial Statements.

(1)  See Note 4 in Notes to Financial Statements.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

10 Janus Aspen Series December 31, 2005

Financial Highlights

Service II Shares

For a share outstanding during	Janus Aspen Global Technology Portfolio
each fiscal year ended December 31	2005	2004	2003	2002(1)
Net Asset Value, Beginning of Period	$3.62	$3.59	$2.44	$4.13
Income from Investment Operations:
Net investment income/(loss)	– (2)	– (2)	– (2)	.01
Net gain/(loss) on securities (both realized and unrealized)	.41	.03	1.14	(1.71)
Total from Investment Operations	.41	.03	1.14	(1.70)
Distributions and Other:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Redemption fees	– (3)	– (3)	.01	.01
Total Distributions and Other	–	–	.01	.01
Net Asset Value, End of Period	$4.03	$3.62	$3.59	$2.44
Total Return	11.33%	0.84%	47.13%	(40.92)%
Net Assets, End of Period (in thousands)	$25,882	$27,404	$28,634	$13,911
Average Net Assets for the Period (in thousands)	$24,247	$25,926	$21,419	$6,085
Ratio of Gross Expenses to Average Net Assets(4)	0.99%	0.97%	1.10%	1.04%
Ratio of Net Expenses to Average Net Assets(4)	0.98%	0.97%	1.10%	1.04%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.25)%	(.06)%	(0.44)%	(0.42)%
Portfolio Turnover Rate	42%	30%	46%	70%

*  See Note 3 in Notes to Financial Statements.

(1)  Certain prior year amounts have been reclassified to conform to current year presentation.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 11

Notes to Schedule of Investments

Lipper Variable Annuity Specialty/Miscellaneous Funds	Equity Funds that limit their investments to a specific industry or type of investment, for which no suitable category currently exists.

Morgan Stanley Capital International World Information Technology IndexSM	A capitalization weighted index that monitors the performance of information technology stocks from around the world.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or when-issued securities.

  ‡  Rate is subject to change. Rate shown reflects current rate.

  º  Security is a defaulted security in the Portfolio with accrued interest in the amount of $40,000 that was written-off December 10, 2001.

  #  Loaned security; a portion or all of the security is on loan at December 31, 2005.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

ºº Schedule of Fair Valued Securities (as of December 31, 2005)

	Value	Value as % of Net Assets
Janus Aspen Global Technology Portfolio
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A)	$–	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§  Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Global Technology Portfolio
Candescent Technologies Corp., 8.00% convertible senior subordinated debentures, due 5/1/03 (144A) ºº	3/6/00	$86,320	$–	0.0%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2005. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, when-issued securities and/or securities with extended settlement dates as of December 31, 2005 are noted below.

Portfolio	Aggregate Value
Janus Aspen Global Technology Portfolio	$54,425,650

The interest rate for variable rate notes is based upon an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2005.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of a Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

12 Janus Aspen Series December 31, 2005

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Global Technology Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio will not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

Janus Aspen Series December 31, 2005 13

Notes to Financial Statements (continued)

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2005, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2005
Janus Aspen Global Technology Portfolio	$9,311,383

As of December 31, 2005, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2005
Janus Aspen Global Technology Portfolio	$9,571,756

As of December 31, 2005, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included on the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the

14 Janus Aspen Series December 31, 2005

Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2006 to reimburse the Portfolio by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee applicable to the Service Shares and Service II Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have each adopted a Distribution and Shareholder Servicing Plan (the "Plans") pursuant to Rule 12b-1 under The 1940 Act. The Plans authorize payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares' and Service II Shares' average daily net assets.

A 1.00% redemption fee may be imposed on shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by the Portfolio were $12,896 for the fiscal year ended December 31, 2005.

For the fiscal year ended December 31, 2005, Janus Capital assumed $29,856 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds, based upon the Funds' respective net assets as of

Janus Aspen Series December 31, 2005 15

Notes to Financial Statements (continued)

July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2005, the Portfolio incurred "Post-October" losses during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2005, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Global Technology Portfolio	$–	$–	$(442,004,882)	$(2,341)	$(171,609)	$43,148,132

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2005

Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2012
Janus Aspen Global Technology Portfolio	$(33,047,113)	$(250,531,858)	$(148,365,762)	$(8,794,052)	$(1,266,097)

During the year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Global Technology Portfolio	$7,972,755

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Global Technology Portfolio	$133,186,316	$53,779,044	$(10,626,894)

16 Janus Aspen Series December 31, 2005

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

	Distributions
For the fiscal year ended December 31, 2005 Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Global Technology Portfolio	$–	$–	$–	$(392,741)
	Distributions
For the fiscal year ended December 31, 2004 Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Global Technology Portfolio	$–	$–	$–	$(114,005)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year ended December 31

	Institutional Shares					Service Shares					Service II Shares
Portfolio	2005(1)	2004(1)	2003	2002	2001	2005(1)	2004	2003	2002	2001	2005(1)	2004	2003	2002
Janus Aspen Global Technology Portfolio	0.73%	0.72%	0.85%	0.72%	0.68%	0.98%	0.97%	1.10%	0.97%	0.95%	0.99%	0.97%	1.10%	1.04%

(1) The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Global Technology Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Institutional Shares
Shares sold	76	404
Reinvested dividends and distributions	–	–
Shares repurchased	(586)	(758)
Net Increase/(Decrease) in Capital Share Transactions	(510)	(354)
Shares Outstanding, Beginning of Period	1,292	1,646
Shares Outstanding, End of Period	782	1,292
Transactions in Portfolio Shares – Service Shares
Shares sold	3,738	6,476
Reinvested dividends and distributions	–	–
Shares repurchased	(11,418)	(15,070)
Net Increase/(Decrease) in Capital Share Transactions	(7,680)	(8,594)
Shares Outstanding, Beginning of Period	42,592	51,186
Shares Outstanding, End of Period	34,912	42,592
Transactions in Portfolio Shares – Service II Shares
Shares sold	1,042	1,689
Reinvested dividends and distributions	–	–
Shares repurchased	(2,197)	(2,093)
Net Increase/(Decrease) in Capital Share Transactions	(1,155)	(404)
Shares Outstanding, Beginning of Period	7,576	7,981
Shares Outstanding, End of Period	6,421	7,576

Janus Aspen Series December 31, 2005 17

Notes to Financial Statements (continued)

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Global Technology Portfolio	$67,619,832	$94,123,781	$–	$–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

18 Janus Aspen Series December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Global Technology Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Global Technology Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 10, 2006

Janus Aspen Series December 31, 2005 19

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Amendments to Advisory Agreements
to Conform to Prevailing Industry Practice

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an amended Investment Advisory Agreement ("Amended Agreement") for each applicable Fund and authorized the submission of each Amended Agreement to the Fund's shareholders for approval. Shareholders approved the Amended Agreement for their Fund at a special meeting held on December 29, 2005.

In approving the proposed Amended Agreements, the Trustees considered the recommendations of an independent compliance consultant engaged by Janus Capital Management LLC ("JCM") regarding the form of each of those agreements and concluded that the proposed changes were consistent with industry practice and would reflect an appropriate delegation of authority to JCM clarifying its investment discretion over the Funds it manages.

In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by JCM and the respective subadvisers for subadvised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with JCM management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

Based on their evaluation of the information provided by JCM, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and JCM were fair and reasonable in light of the nature and quality of the services provided by JCM, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment.

In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of JCM and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of JCM and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by JCM or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of JCM and the actions taken by JCM in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by JCM and, if applicable, the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior

20 Janus Aspen Series December 31, 2005

to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that JCM and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that JCM had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by JCM in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed JCM's management fees for its separate account clients and for its sub-advised funds (for which JCM provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that JCM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that JCM charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to JCM and its affiliates of their relationships with each Fund and found JCM's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of JCM, which they found to be sound.

The Trustees concluded that the management fees and any other compensation payable by each Fund to JCM and its affiliates, as well as the fees paid by JCM or a Fund to the subadvisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees JCM charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by JCM, the investment performance of the Fund and the expense limitations agreed to by JCM.

Economies of Scale

The Trustees received and considered information about the potential of JCM to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except one Fund that has breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of JCM, JCM is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. The Trustees considered certain Amended Agreements that included a change to the advisory fee to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period. Such a fee structure is likely to increase or decrease JCM's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between JCM and the Fund of economies of scale at the current asset level of the Fund.

Janus Aspen Series December 31, 2005 21

Additional Information (unaudited) (continued)

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to JCM and its affiliates from their relationship with the Funds. They recognized that affiliates of JCM separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered JCM's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of JCM, as well as JCM's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that JCM's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by JCM and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefore, the Funds and JCM may potentially benefit from their relationship with each other in other ways. They concluded that JCM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from JCM's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of JCM. They further concluded that success of each Fund could attract other business to JCM or its other Funds and that the success of JCM could enhance JCM's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the current Investment Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. In approving the Amended Agreements the Independent Trustees also concluded that the Amended Agreement, as proposed, was in the best interest of the Fund and its shareholders.

22 Janus Aspen Series December 31, 2005

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series December 31, 2005 23

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The "Redemption Fees" refers to the fee paid to the Portfolio for shares held for three months or less by a shareholder. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of uninvested cash balances earning interest or balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

24 Janus Aspen Series December 31, 2005

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of the report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund and Janus Adviser Series.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees*

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 62	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus World Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 49	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 48	Trustee	6/02-Present	Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	69		Trustee of Asian Cultural Council.

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 67	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (metals distributor), and W.W. Grainger, Inc. (industrial distributor) and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), the University of Chicago, and Chicago Public Education Fund.

Janus Aspen Series December 31, 2005 25

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees* (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Partners (private equity firm); and Professor Emeritus of Business of University of Colorado. Formerly, Professor of Business, University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 61	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 67	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 58	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005); and President of Leo Burnett (USA) (advertising agency) (1996-2000).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

Interested Trustee

Thomas H. Bailey*** 151 Detroit Street Denver, CO 80206 Age 68	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation; and Director (1997-2001) of Janus Distributors, Inc.	69	N/A

* All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected by shareholders as Trustees of the Trust on December 29, 2005. In addition, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.

** Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

*** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

26 Janus Aspen Series December 31, 2005

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
C. Mike Lu 151 Detroit Street Denver, CO 80206 Age 36	Executive Vice President and Portfolio Manager Global Technology Portfolio	12/99-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 35	Chief Legal Counsel and Secretary	1/06-Present	Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Bonnie M. Howe** 151 Detroit Street Denver, CO 80206 Age 40	Vice President	12/99-1/06	Vice President and Assistant General Counsel of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 40	President and Chief Executive Officer General Counsel Vice President and Secretary	1/06-Present 4/04-12/05 12/99-12/05	Senior Vice President and General Counsel of Janus Capital and Janus Services LLC: and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 48	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Bonnie M. Howe intends to resign her positions with Janus Capital Group Inc. and its subsidiaries effective January 11, 2006.

Janus Aspen Series December 31, 2005 27

Trustees and Officers (unaudited) (continued)

Officers (cont.)

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Girard C. Miller*** 151 Detroit Street Denver, CO 80206 Age 54	President and Chief Executive Officer	11/03-12/05	Executive Vice President and Chief Operating Officer of Janus Capital Group Inc. and Janus Capital; President of Janus Distributors LLC and Janus Capital International LLC; Executive Vice President of Janus Services LLC; President and Director of Janus Management Holdings Corporation; and Chief Operating Officer and President of Capital Group Partners, Inc. Formerly, President and Chief Executive Officer of ICMA Retirement Corporation (1993-2003).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 43	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

*** Mr. Miller resigned his positions with Janus Capital Group Inc. and its subsidiaries effective December 30, 2005.

28 Janus Aspen Series December 31, 2005

[This page intentionally left blank.]

Janus Aspen Series December 31, 2005 29

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on November 22, 2005 and adjourned and reconvened to December 29, 2005. At the meeting, the following matters were voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

Elect nine Trustees, including eight "independent" candidates.

	Number of Shares			Percentage of Outstanding Shares			Percentage of Shares Voted
Trustees	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jerome S. Contro	305,036,919	13,749,999	318,786,918	76.17%	3.43%	79.60%	95.69%	4.31%	100.00%
William F. McCalpin	305,465,577	13,321,341	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
John W. McCarter, Jr.	305,094,088	13,692,830	318,786,918	76.18%	3.42%	79.60%	95.70%	4.30%	100.00%
Dennis B. Mullen	305,292,961	13,493,957	318,786,918	76.23%	3.37%	79.60%	95.77%	4.23%	100.00%
James T. Rothe	305,454,522	13,332,396	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
William D. Stewart	305,342,707	13,444,211	318,786,918	76.24%	3.36%	79.60%	95.78%	4.22%	100.00%
Martin H. Waldinger	304,893,973	13,892,945	318,786,918	76.13%	3.47%	79.60%	95.64%	4.36%	100.00%
Linda S. Wolf	304,970,915	13,816,003	318,786,918	76.15%	3.45%	79.60%	95.67%	4.33%	100.00%
Thomas H. Bailey	305,017,094	13,769,824	318,786,918	76.16%	3.44%	79.60%	95.68%	4.32%	100.00%

Proposal 2a

To approve amendments to the Trust's Amended and Restated Trust Instrument to provide for shareholder votes to be counted based upon each dollar of net asset value held by the shareholder rather than one vote for each share.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	280,014,672	28,222,128	10,550,118	-	69.92%	7.05%	2.63%	0.00%	87.84%	8.85%	3.31%	0.00%

Proposal 2b

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to reorganize all or a portion of the Trust or any of its Portfolios or classes.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	284,529,475	22,832,884	11,424,559	-	71.05%	5.70%	2.85%	0.00%	89.26%	7.16%	3.58%	0.00%

Proposal 2c

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to liquidate the Trust or any Portfolio or class thereof.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	278,988,114	27,248,932	12,549,871	-	69.67%	6.80%	3.13%	0.00%	87.51%	8.55%	3.94%	0.00%

Proposal 4a

To approve certain amendments to the Portfolio's investment advisory agreement with Janus Capital to conform to prevailing industry practice.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Portfolio	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Global Technology Portfolio	43,439,373	29,231,431	2,089,315	1,672,026	-	67.29%	4.81%	3.85%	0.00%	88.60%	6.33%	5.07%	0.00%

30 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 31

Notes

32 Janus Aspen Series December 31, 2005

Notes

Janus Aspen Series December 31, 2005 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (01/06)

C-0106-363  109-02-714 02-06

2005 Annual Report

Janus Aspen Series

Janus Aspen Growth and Income Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Schedule of Investments	11

Notes to Financial Statements	12

Report of Independent Registered Public Accounting Firm	18

Additional Information	19

Explanations of Charts, Tables and Financial Statements	22

Designation Requirements	24

Trustees and Officers	25

Shareholder Meeting	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary are just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series December 31, 2005 1

Janus Aspen Growth and Income Portfolio

(unaudited)

First, a Few Words on Process

While past letters have focused primarily on stock successes and failures, I would like to take a step back in this annual letter to discuss how I pick stocks and build the Portfolio. I place strong emphasis on the synthesis of qualitative research and quantitative analysis. Deep grassroots research must be tied to balance sheet, cash flow and valuation analysis. While this is what I seek from our team of research analysts, I have also made clear what they can expect from me. I will be accessible. I will read research notes and review models. I will help analysts pitch their best ideas to other portfolio managers. I believe the formula for successful investing at Janus is the close collaboration among our talented research team and I intend to leverage that research as much as possible. At the end of the period, over 80% of the Portfolio's assets were held in stocks our own analysts rated as "buy" or "strong buy."

Portfolio Construction

From a Portfolio construction point of view, I broadly think of the Portfolio holding two buckets of stocks. The first bucket is comprised of the core holdings. What is a core holding? In my view, any company's primary business activity – whether it is Exxon Mobil, Procter and Gamble or Microsoft – can be boiled down to one of the following areas: manufacturing (how products and/or services are built); distribution (how products go to market); or research and development (how new products or services are developed). It is my belief that companies with sustainable competitive advantages in one or more of these areas will generate superior margins and returns on invested capital versus their peer groups, and that their stock prices should accordingly outperform over time. Owning these core holdings is a bet on the status quo – the company's ability to continue to build value over time.

The second bucket is comprised of "special situation" stocks. This is a widely used and somewhat ambiguous term, which might include a new management team, changes to the business portfolio – for example, selling underperforming business units, perhaps a decision triggered by new management – or changes to the way capital is allocated among businesses or returned to shareholders. A special situation may also be characterized by moments when a company is poised to benefit from a product catalyst powerful enough to enhance the complexion of its profit and cash flow structure. The key to owning a special situation stock is having confidence that change is underway and that this dynamic element has not yet been recognized or reflected in the valuation of the company. Advanced Micro Devices (AMD), the largest holding in the Portfolio, is a great example. AMD has long played second fiddle to Intel in the $40-plus billion microprocessor business. Our core thesis for owning AMD is the company's ability to capitalize on its window of opportunity created by the superior performance of its 64-bit architecture. In the past, AMD's success hinged on its consumer product offerings. However, sales were vulnerable to aggressive price competition from Intel, which could subsidize price cuts with the sizable profits from the lucrative server processor business, where it was unchallenged. We recognized nearly two years ago the emergence of a "new AMD" with an exciting new product architecture, which offered superior price, performance and power advantages compared to Intel's Xeon processors. With this break from its past, AMD is now able to lead with the promise of maintaining price integrity throughout its product lineup.

Earlier in 2005, I believed AMD was on the verge of realigning its business portfolio by reducing its 60% stake in Spansion, the flash memory business. In recent quarters, NOR flash has been a difficult business, and the consolidation of its losses into AMD's financial statements have masked the strong operating trends in microprocessors. Also, the flash business requires significant capital investment to remain competitive. Recently, AMD was able to successfully spin off Spansion, and it should be able to transfer the capital investment burden to Spansion shareholders while also providing greater transparency into the profitability of its microprocessor business. I continue to believe that the stock holds significant upside potential.

Performance Review and Significant Contributors and Detractors

I am pleased to report that your Portfolio delivered strong results on both an absolute and relative basis. For the year ended December 31, 2005, Janus Aspen Growth and Income Portfolio's Institutional Shares returned 12.62% and the Service Shares gained 12.40%, exceeding both the primary benchmark, the S&P 500® Index, and the secondary benchmark, the Russell 1000®

Portfolio Snapshot

This more conservative growth portfolio combines historically consistent performers with higher-potential growth opportunities.

Minyoung Sohn

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	December 31, 2005	December 31, 2004
Advanced Micro Devices, Inc.	5.5%	3.8%
UnitedHealth Group, Inc.	3.7%	3.0%
Suncor Energy, Inc.	3.6%	1.6%
Exxon Mobil Corp.	3.6%	3.7%
Microsoft Corp.	2.8%	2.4%
Procter & Gamble Co.	2.6%	2.1%
Citigroup, Inc.	2.5%	3.4%
Roche Holding A.G.	2.5%	2.7%
EnCana Corp. (U.S. Shares)	2.4%	1.5%
Aetna, Inc.	2.2%	1.9%

2 Janus Aspen Series December 31, 2005

(unaudited)

Growth Index, which returned 4.91% and 5.26%, respectively. AMD, Suncor Energy, UnitedHealth Group, EnCana and Aetna were the largest positive contributors to performance. These five positions alone contributed more than half of the Portfolio's total positive return over the period. Compared to the five biggest performance detractors – Tyco, Four Seasons, British Sky Broadcasting, PETsMART and Comcast – these five top contributing stocks gained more than what the detractors lost by almost three to one. I view this as encouraging evidence that our best investment ideas were appropriately weighted near the top of the Portfolio. I am also constantly monitoring our worst performers to make sure that our investment thesis for owning each is intact, and continued to hold each of these positions at period-end.

Revisiting a Weak Performer

Last year, our investment in Tyco International was the single largest positive contributor to the Portfolio. The company benefited from new leadership and generated strong cash flow through improving business results and greater capital investment discipline. This year, Tyco was the single largest performance detractor. Despite the company's continued focus on the fundamentals, results have suffered from growth challenges and inconsistent working capital management. Although the stock's decline over the past year was a relatively modest negative 18%, the large position size factored into the degree of underperformance in the Portfolio. The experience with Tyco taught the following lessons. First, it is now evident that the management team harvested the low-hanging fruit but found it more difficult to grow the business after that. Second, I should have trimmed the large position more aggressively as the stock reached fair value in the mid-$30s instead of waiting to sell at a higher price target. While it is difficult to revisit past mistakes, it is an important discipline to follow in hopes that it will minimize the likelihood of making them again.

Industry Weightings and Portfolio Positioning

Three industry positions were significant positive contributors to performance over the past year. Our holdings in semiconductors, energy and healthcare services drove over two-thirds of the Portfolio's total returns and an even greater percentage of the outperformance versus the S&P 500® Index. Looking ahead, the Portfolio's relative success (or failure) will be largely dependent on the following: (1) an overweight position in technology with a shift from semiconductors to enterprise software; (2) an overweight position versus the Index in energy; and (3) an overweight healthcare services position. Separately, I am also finding increasing value in very large-capitalization stocks – the so-called "mega-caps" – with improving fundamentals, such as Microsoft, General Electric and Oracle Systems. Please note that this represents my best thinking at the end of the period December 31, 2005, and the Portfolio's holdings may change going forward.

Closing Comments

Over the past year, I have spent much time thinking about ways to boost the income return of the Portfolio. The primary challenge has been where to find income without risking principal. This includes three areas: Dividend-paying stocks, traditional fixed-income and derivative strategies.

Dividend-paying stocks

For most of 2005, the Portfolio relied primarily on dividend paying stocks to generate income, but this strategy produced only modest income against an S&P 500® Index dividend yield that is only 1.8%, with the dividend-rich sectors (regional bell operating companies and pharmaceuticals) also facing the fiercest fundamental challenges.

Traditional fixed-income

I continue to remain cautious on bonds. First, nominal interest rates remain low, and with the prospect of rising inflation, real interest rates today are very low. Second, credit spreads remain very tight. The reason I did not hold bonds in the Portfolio during the period is the same since I assumed management in 2004 – I do not want to risk trading your principal for current income.

Derivative strategies

After spending a year studying various option strategies, I increasingly used covered call structures to generate income. In a covered call situation, the Portfolio owns stock but agrees to sell the upside beyond a predetermined price for a certain amount of time in exchange for a premium paid by the buyer for this call option. This has proven to be an excellent way to generate income and I am comfortable with this approach because it leverages our core fundamental research while also tapping into more precise risk-reward outlooks over specific time horizons. In the quarters ahead, I believe the Portfolio's yield should begin to increase steadily.

As always, I promise you my utmost effort in the years ahead. In addition, a substantial portion of my worth is invested here at Janus in the retail version of this Portfolio, Janus Growth and Income Fund, and the retail version of Janus Core Equity Fund, which are both under my charge, and I continue to contribute every month to both.

Thank you for your continued investment.

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

Janus Aspen Series December 31, 2005 3

Janus Aspen Growth and Income Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2005

	One Year	Five Year	Since Inception*
Janus Aspen Growth and Income Portfolio - Institutional Shares	12.62%	1.12%	8.68%
Janus Aspen Growth and Income Portfolio - Service Shares	12.40%	0.89%	8.43%
S&P 500® Index	4.91%	0.54%	2.98%
Russell 1000® Growth Index	5.26%	(3.58)%	0.26%
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Large-Cap Core Funds	4/220	35/140	2/95

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – May 1, 1998

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example – Institutional Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05)*
Actual	$1,000.00	$1,109.40	$4.04
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.87
Expense Example – Service Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05)*
Actual	$1,000.00	$1,108.40	$5.37
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.14

*Expenses are equal to the annualized expense ratio of 0.76% for Institutional Shares and 1.01% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

4 Janus Aspen Series December 31, 2005

Janus Aspen Growth and Income Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Common Stock - 88.5%
Applications Software - 2.8%
101,711	Microsoft Corp.	$2,659,743
Audio and Video Products - 0.6%
5,835	Harman International Industries, Inc.#	570,955
Beverages - Non-Alcoholic - 2.1%
33,001	PepsiCo, Inc.	1,949,699
Broadcast Services and Programming - 1.4%
42,608	Clear Channel Communications, Inc.*	1,340,022
Building - Residential and Commercial - 0.5%
695	NVR, Inc.*,#	487,890
Cable Television - 0.8%
29,198	Comcast Corp. - Special Class A*	750,097
Casino Hotels - 1.0%
13,645	Harrah's Entertainment, Inc.	972,752
Commercial Services - 0.1%
5,326	CCE Spinco, Inc.*	69,771
Computers - 2.2%
72,685	Hewlett-Packard Co.	2,080,972
Computers - Memory Devices - 0.4%
27,250	EMC Corp.*	371,145
Cosmetics and Toiletries - 2.6%
42,302	Procter & Gamble Co.	2,448,440
Dental Supplies and Equipment - 0.3%
46,795	Align Technology, Inc.*	302,764
Diversified Operations - 5.7%
54,203	General Electric Co.	1,899,814
21,570	Honeywell International, Inc.	803,483
346,000	Melco International Development, Ltd.	412,773
49,278	Smiths Group PLC	886,823
47,240	Tyco International, Ltd. (U.S. Shares)	1,363,346
		5,366,239
Electric - Generation - 0.2%
13,660	AES Corp.*	216,238
Electronic Components - Semiconductors - 10.8%
165,815	Advanced Micro Devices, Inc.*	5,073,938
11,780	NVIDIA Corp.*,#	430,677
1,730	Samsung Electronics Company, Ltd.	1,127,833
6,097	Samsung Electronics Company, Ltd. (GDR)	2,008,961
29,750	Spansion, Inc. - Class A*	414,120
34,031	Texas Instruments, Inc.	1,091,374
		10,146,903
Enterprise Software/Services - 1.8%
140,025	Oracle Corp.*	1,709,705
Entertainment Software - 1.5%
27,710	Electronic Arts, Inc.*	1,449,510
Finance - Investment Bankers/Brokers - 4.4%
49,022	Citigroup, Inc.	2,379,038
44,090	JP Morgan Chase & Co.	1,749,932
		4,128,970
Finance - Mortgage Loan Banker - 0.7%
14,160	Fannie Mae	691,150
Food - Canned - 0.3%
17,076	TreeHouse Foods, Inc.*	319,663

Shares or Principal Amount		Value
Food - Dairy Products - 1.3%
32,170	Dean Foods Co.*,#	$1,211,522
Hotels and Motels - 0.7%
12,985	Four Seasons Hotels, Inc.	646,004
Industrial Automation and Robotics - 1.3%
21,010	Rockwell Automation, Inc.	1,242,952
Medical - Drugs - 5.6%
13,410	Eli Lilly and Co.	758,872
34,195	Pfizer, Inc.	797,427
15,690	Roche Holding A.G.**	2,355,798
15,474	Sanofi-Aventis**	1,355,649
		5,267,746
Medical - HMO - 5.9%
22,250	Aetna, Inc.	2,098,397
55,356	UnitedHealth Group, Inc.	3,439,821
		5,538,218
Networking Products - 1.2%
67,465	Cisco Systems, Inc.*	1,155,001
Oil - Field Services - 1.0%
15,260	Halliburton Co.#	945,510
Oil Companies - Exploration and Production - 3.7%
8,185	Apache Corp.	560,836
48,028	EnCana Corp. (U.S. Shares)	2,168,945
8,870	EOG Resources, Inc.	650,792
		3,380,573
Oil Companies - Integrated – 9.9%
9,210	Amerada Hess Corp.	1,168,012
60,435	Exxon Mobil Corp.	3,394,634
31,594	Petro-Canada	1,267,891
53,991	Suncor Energy, Inc.	3,405,410
		9,235,947
Pharmacy Services - 1.3%
23,525	Caremark Rx, Inc.*	1,218,360
Pipelines - 0.8%
8,191	Kinder Morgan, Inc.	753,162
Retail - Consumer Electronics - 0.6%
12,352	Best Buy Company, Inc.	537,065
Retail - Jewelry - 0.6%
13,555	Tiffany & Co.	519,021
Retail - Pet Food and Supplies - 1.0%
35,765	PETsMART, Inc.#	917,730
Semiconductor Components/Integrated Circuits – 2.0%
24,785	Linear Technology Corp.#	893,995
24,964	Maxim Integrated Products, Inc.	904,695
		1,798,690
Shipbuilding - 1.0%
33,140	Daewoo Shipbuilding & Marine Engineering Company, Ltd.*	903,207
Super-Regional Banks - 1.3%
40,530	U.S. Bancorp	1,211,442
Television - 1.6%
170,401	British Sky Broadcasting Group PLC	1,455,604
Therapeutics - 1.3%
20,360	MGI Pharma, Inc.*,#	349,378
12,570	Neurocrine Biosciences, Inc.*	788,516
		1,137,894

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 5

Janus Aspen Growth and Income Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Tobacco - 1.1%
13,650	Altria Group, Inc.	$1,019,928
Toys - 1.0%
57,675	Marvel Entertainment, Inc.*,#	944,717
Transportation - Railroad - 1.1%
12,982	Canadian National Railway Co. (U.S. Shares)	1,038,430
Web Portals/Internet Service Providers - 2.1%
50,770	Yahoo!, Inc.*	1,989,169
Wireless Equipment - 0.9%
47,125	Nokia Oyj (ADR)**	862,388
Total Common Stock (cost $63,497,086)		82,962,908
Preferred Stock - 8.0%
Electronic Components - Semiconductors - 0.9%
1,720	Samsung Electronics Company, Ltd.	835,455
Finance - Investment Bankers/Brokers - 5.7%
5,755	Goldman Sachs Group, Inc., convertible (Amerada Hess Corp.), 8.50%ß	732,640
2,805	Goldman Sachs Group, Inc., convertible (Big Sky Transportation), 9.65%ß	299,092
5,630	Goldman Sachs Group, Inc., convertible (Big Sky Transportation), 9.00%ß	620,522
8,270	Goldman Sachs Group, Inc., convertible (Pixar), 10.60%ß	391,667
38,492	Lehman Brothers Holdings, Inc., convertible (Corning, Inc.), 24.25%ß	687,852
4,955	Lehman Brothers Holdings, Inc., convertible (Whole Foods Market, Inc.), 18.55%ß	727,642
8,590	Merrill Lynch & Company, Inc., convertible (EnCana Corp. - U.S. Shares), 20.00% (144A)§	410,860
6,870	Merrill Lynch & Company, Inc., convertible (Valero Energy Corp.), 19.04% (144A)§	735,639
7,270	Morgan Stanley Co., convertible (Neurocrine Biosciences, Inc.), 7.25%ß	384,728
51,055	Morgan Stanley Co., convertible (Sirius Satellite Radio, Inc.), 14.00% (144A)§	350,237
		5,340,879
Multi-Line Insurance - 0.4%
18,075	XL Capital, Ltd., convertible, 6.50%	403,796
Oil Companies - Integrated - 1.0%
8,650	Amerada Hess Corp., convertible, 7.00%	934,892
Total Preferred Stock (cost $6,692,783)		7,515,022
Other Securities - 4.5%
4,194,349	State Street Navigator Securities Lending Prime Portfolio† (cost $4,194,349)	4,194,349
Repurchase Agreement - 2.9%
$2,700,000	Bear Stearns & Company, Inc., 4.30% dated 12/30/05, maturing 1/3/06 to be repurchased at $2,701,290 collateralized by $24,049,891 in U.S. Government Agencies 0% - 27.045%, 2/15/09 - 12/25/35 with a value of $2,754,005 (cost $2,700,000)	2,700,000
Total Investments (total cost $77,084,218) – 103.9%		97,372,279
Liabilities, net of Cash, Receivables and Other Assets – (3.9)%		(3,674,804)
Net Assets – 100%		$93,697,475

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$1,363,346	1.4%
Canada	8,526,680	8.8%
Cayman Islands	403,796	0.4%
Finland	862,388	0.9%
France	1,355,649	1.4%
Hong Kong	412,773	0.4%
South Korea	4,875,456	5.0%
Switzerland	2,355,798	2.4%
United Kingdom	2,342,427	2.4%
United States††	74,873,966	76.9%
Total	$97,372,279	100.0%

††Includes Short-Term Securities and Other Securities (69.8% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
Euro 1/27/06	435,000	$515,729	$17,942
Euro 5/11/06	85,000	101,364	(248)
Swiss Franc 1/27/06	505,000	385,582	14,900
Swiss Franc 2/23/06	390,000	298,547	17,242
Total		$1,301,222	$49,836

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series December 31, 2005

Statement of Assets and Liabilities

As of December 31, 2005 (all numbers in thousands except net asset value per share)	Janus Aspen Growth and Income Portfolio
Assets:
Investments at cost(1)	$77,084
Investments at value(1)	$97,372
Cash	19
Cash denominated in foreign currency (cost $2)	2
Receivables:
Investments sold	4
Portfolio shares sold	593
Dividends	78
Interest	1
Other assets	2
Forward currency contracts	50
Total Assets	98,121
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	4,194
Portfolio shares repurchased	147
Advisory fees	50
Transfer agent fees and expenses	1
Distribution fees – Service Shares	12
Non-interested Trustees' fees and expenses	3
Accrued expenses	17
Forward currency contracts	–
Total Liabilities	4,424
Net Assets	$93,697
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$138,274
Undistributed net investment income/(loss)*	106
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(65,020)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	20,337
Total Net Assets	$93,697
Net Assets - Institutional Shares	$38,146
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,171
Net Asset Value Per Share	$17.57
Net Assets - Service Shares	$55,551
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,146
Net Asset Value Per Share	$17.66

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $4,098,324 of securities loaned for Janus Aspen Growth and Income Portfolio (Note 1).

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 7

Statement of Operations

For the fiscal year ended December 31, 2005 (all numbers in thousands)	Janus Aspen Growth and Income Portfolio
Investment Income:
Interest	$44
Securities lending income	8
Dividends	1,121
Foreign tax withheld	(23)
Total Investment Income	1,150
Expenses:
Advisory fees	527
Transfer agent expenses	3
Custodian fees	16
Professional fees	15
Non-interested Trustees' fees and expenses	18
Distribution fees – Service Shares	134
System fees	21
Other expenses	29
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	763
Expense and Fee Offsets	(2)
Net Expenses	761
Net Investment Income/(Loss)	389
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	5,230
Net realized gain/(loss) from foreign currency transactions	33
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	4,565
Payment from affiliate (Note 2)	23
Net Gain/(Loss) on Investments	9,851
Net Increase/(Decrease) in Net Assets Resulting from Operations	$10,240

See Notes to Financial Statements.

8 Janus Aspen Series December 31, 2005

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Growth and Income Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$389	$364
Net realized gain/(loss) from investment and foreign currency transactions	5,263	5,360
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	4,565	2,975
Payment from affiliate (Note 2)	23	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	10,240	8,699
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(211)	(168)
Service Shares	(197)	(211)
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(408)	(379)
Capital Share Transactions:
Shares sold
Institutional Shares	13,482	5,680
Service Shares	6,649	2,723
Reinvested dividends and distributions
Institutional Shares	211	168
Service Shares	197	211
Shares repurchased
Institutional Shares	(7,033)	(7,648)
Service Shares	(13,021)	(15,113)
Net Increase/(Decrease) from Capital Share Transactions	485	(13,979)
Net Increase/(Decrease) in Net Assets	10,317	(5,659)
Net Assets:
Beginning of period	83,380	89,039
End of period	$93,697	$83,380
Undistributed net investment income/(loss)*	$106	$71

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 9

Financial Highlights

Institutional Shares

For a share outstanding during	Janus Aspen Growth and Income Portfolio
each fiscal year ended December 31	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$15.70	$14.11	$11.56	$14.87	$17.41
Income from Investment Operations:
Net investment income/(loss)	.10	.09	.15	.12	.20
Net gain/(loss) on securities (both realized and unrealized)	1.88	1.60	2.53	(3.32)	(2.52)
Total from Investment Operations	1.98	1.69	2.68	(3.20)	(2.32)
Less Distributions:
Dividends (from net investment income)*	(.11)	(.10)	(.13)	(.11)	(.22)
Distributions (from capital gains)*	–	–	–	–	–
Total Distributions	(.11)	(.10)	(.13)	(.11)	(.22)
Net Asset Value, End of Period	$17.57	$15.70	$14.11	$11.56	$14.87
Total Return	12.62%	11.97%	23.34%	(21.54)%	(13.37)%
Net Assets, End of Period (in thousands)	$38,146	$27,784	$26,816	$55,271	$92,659
Average Net Assets for the Period (in thousands)	$31,257	$25,658	$29,902	$72,550	$105,243
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.74%	0.77%	0.83%	0.76%	0.70%
Ratio of Net Expenses to Average Net Assets(2)	0.74%	0.77%	0.83%	0.76%	0.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.62%	0.63%	0.85%	0.81%	1.19%
Portfolio Turnover Rate	37%	48%	43%	54%	52%

Service Shares

For a share outstanding during	Janus Aspen Growth and Income Portfolio
each fiscal year ended December 31	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$15.77		$14.22	$11.56	$14.87	$17.35
Income from Investment Operations:
Net investment income/(loss)	.07		.06	.06	.08	.12
Net gain/(loss) on securities (both realized and unrealized)	1.87		1.55	2.66	(3.31)	(2.47)
Total from Investment Operations	1.94		1.61	2.72	(3.23)	(2.35)
Less Distributions and Other:
Dividends (from net investment income)*	(.06)		(.06)	(.06)	(.08)	(.13)
Distributions (from capital gains)*	–		–	–	–	–
Payment from affiliate	.01		–	–	–	–
Total Distributions and Other	(.05)		(.06)	(.06)	(.08)	(.13)
Net Asset Value, End of Period	$17.66		$15.77	$14.22	$11.56	$14.87
Total Return	12.40	%(3)	11.32%	23.60%	(21.77)%	(13.58)%
Net Assets, End of Period (in thousands)	$55,551		$55,596	$62,223	$62,087	$85,154
Average Net Assets for the Period (in thousands)	$53,705		$56,017	$61,252	$78,089	$73,705
Ratio of Gross Expenses to Average Net Assets(1)(2)	0.99%		1.02%	1.10%	1.01%	0.95%
Ratio of Net Expenses to Average Net Assets(2)	0.99%		1.02%	1.10%	1.01%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.37%		0.36%	0.44%	0.57%	0.91%
Portfolio Turnover Rate	37%		48%	43%	54%	52%

*  See Note 3 in Notes to Financial Statements.

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(2)  See "Explanations of Charts, Tables and Financial Statements."

(3)  During the fiscal year ended December 31, 2005, Janus Capital fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by 0.05%.

See Notes to Financial Statements.

10 Janus Aspen Series December 31, 2005

Notes to Schedule of Investments

Lipper Variable Annuity Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

144A	Securities sold under Rule 144A of the Securities Act of 1933 are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or when-issued securities.

  ß  Security is illiquid.

  #  Loaned security; a portion or all of the security is on loan at December 31, 2005.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

§  Schedule of Restricted and Illiquid Securities

	Acquisition Date	Acquisition Cost	Value	Value as % of Net Assets
Janus Aspen Growth and Income Portfolio
Merrill Lynch & Company, Inc., convertible (EnCana Corp. - U.S. Shares), 20.00% (144A)	10/18/05	$418,629	$410,860	0.4%
Merrill Lynch & Company, Inc., convertible (Valero Energy Corp.), 19.04% (144A)	10/6/05	698,679	735,639	0.8%
Morgan Stanley Co., convertible (Sirius Satellite Radio, Inc.), 14.00% (144A)	8/3/05	351,769	350,237	0.4%
		$1,469,077	$1,496,736	1.6%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2005. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, when-issued securities and/or securities with extended settlement dates as of December 31, 2005 are noted below.

Portfolio	Aggregate Value
Janus Aspen Growth and Income Portfolio	$4,573,835

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of a Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Aspen Series December 31, 2005 11

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Growth and Income Portfolio is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio will not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

12 Janus Aspen Series December 31, 2005

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2005, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2005
Janus Aspen Growth and Income Portfolio	$4,098,324

As of December 31, 2005, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2005
Janus Aspen Growth and Income Portfolio	$4,194,349

As of December 31, 2005, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included on the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the

Janus Aspen Series December 31, 2005 13

Notes to Financial Statements (continued)

terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.62%.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

During the fiscal year ended December 31, 2005, Janus Capital reimbursed the Portfolio $23,304 for Service Shares as a result of dilutions caused by certain trading and/or pricing errors.

For the fiscal year ended December 31, 2005, Janus Capital assumed $29,856 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

14 Janus Aspen Series December 31, 2005

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2005, the Portfolio incurred "Post-October" losses during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2005, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Growth and Income Portfolio(1)	$190,987	$–	$(64,250,687)	$(577)	$–	$19,484,019

(1)  Capital loss carryover is subject to annual limitations.

The table below shows the expiration dates of the carryovers.
Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2005

Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011
Janus Aspen Growth and Income Portfolio	$(1,549,176)	$(16,414,356)	$(30,545,851)	$(15,741,304)

(1)  Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Growth and Income Portfolio(1)	$5,252,012

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Growth and Income Portfolio	$77,888,260	$22,579,491	$(3,095,472)

Janus Aspen Series December 31, 2005 15

Notes to Financial Statements (continued)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Growth and Income Portfolio	$408,094	$–	$–	$–
For the fiscal year ended December 31, 2004	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Growth and Income Portfolio	$378,710	$–	$–	$–

4. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Growth and Income Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Institutional Shares
Shares sold	827	397
Reinvested dividends and distributions	13	11
Shares repurchased	(439)	(538)
Net Increase/(Decrease) in Capital Share Transactions	401	(130)
Shares Outstanding, Beginning of Period	1,770	1,900
Shares Outstanding, End of Period	2,171	1,770
Transactions in Portfolio Shares – Service Shares
Shares sold	409	190
Reinvested dividends and distributions	12	13
Shares repurchased	(801)	(1,052)
Net Increase/(Decrease) in Capital Share Transactions	(380)	(849)
Shares Outstanding, Beginning of Period	3,526	4,375
Shares Outstanding, End of Period	3,146	3,526

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Growth and Income Portfolio	$31,429,268	$32,384,821	$–	$–

16 Janus Aspen Series December 31, 2005

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2005 17

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Growth and Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Growth and Income Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 10, 2006

18 Janus Aspen Series December 31, 2005

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Amendments to Advisory Agreements to Conform to Prevailing Industry Practice

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an amended Investment Advisory Agreement ("Amended Agreement") for each applicable Fund and authorized the submission of each Amended Agreement to the Fund's shareholders for approval. Shareholders approved the Amended Agreement for their Fund at a special meeting of Shareholders held on December 29, 2005.

In approving the proposed Amended Agreements, the Trustees considered the recommendations of an independent compliance consultant engaged by Janus Capital Management ("JCM") regarding the form of each of those agreements and concluded that the proposed changes were consistent with industry practice and would reflect an appropriate delegation of authority to JCM clarifying its investment discretion over the Funds it manages.

In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by JCM and the respective subadvisers for subadvised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with JCM management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

Based on their evaluation of the information provided by JCM, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and JCM were fair and reasonable in light of the nature and quality of the services provided by JCM, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment.

In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of JCM and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of JCM and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by JCM or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of JCM and the actions taken by JCM in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by JCM and, if applicable, the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior

Janus Aspen Series December 31, 2005 19

Additional Information (unaudited) (continued)

to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that JCM and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that JCM had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by JCM in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed JCM's management fees for its separate account clients and for its sub-advised funds (for which JCM provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that JCM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that JCM charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to JCM and its affiliates of their relationships with each Fund and found JCM's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of JCM, which they found to be sound.

The Trustees concluded that the management fees and any other compensation payable by each Fund to JCM and its affiliates, as well as the fees paid by JCM or a Fund to the subadvisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees JCM charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by JCM, the investment performance of the Fund and the expense limitations agreed to by JCM.

Economies of Scale

The Trustees received and considered information about the potential of JCM to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except one Fund that has breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of JCM, JCM is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. The Trustees considered certain Amended Agreements that included a change to the advisory fee to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period. Such a fee structure is likely to increase or decrease JCM's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between JCM and the Fund of economies of scale at the current asset level of the Fund.

20 Janus Aspen Series December 31, 2005

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to JCM and its affiliates from their relationship with the Funds. They recognized that affiliates of JCM separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered JCM's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of JCM, as well as JCM's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that JCM's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by JCM and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefore, the Funds and JCM may potentially benefit from their relationship with each other in other ways. They concluded that JCM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from JCM's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of JCM. They further concluded that success of each Fund could attract other business to JCM or its other Funds and that the success of JCM could enhance JCM's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the current Investment Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. In approving the Amended Agreements the Independent Trustees also concluded that the Amended Agreement, as proposed, was in the best interest of the Fund and its shareholders.

Janus Aspen Series December 31, 2005 21

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

22 Janus Aspen Series December 31, 2005

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of uninvested cash balances earning interest or balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series December 31, 2005 23

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2005:

Dividends Received Deduction Percentage

Portfolio
Janus Aspen Growth and Income Portfolio	100%

24 Janus Aspen Series December 31, 2005

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of the report, collectively, these three registered investment companies consist of 69 series or funds.

In April 2003, the Trustees established an Advisory Board to provide the Trustees advice regarding Janus Aspen Growth and Income Portfolio and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and served a two-year term, which ended March 2005.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund and Janus Adviser Series.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees*

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 62	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus World Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 49	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 48	Trustee	6/02-Present	Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	69		Trustee of Asian Cultural Council.

Janus Aspen Series December 31, 2005 25

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees* (cont.)

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 67	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (metals distributor), and W.W. Grainger, Inc. (industrial distributor) and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), the University of Chicago, and Chicago Public Education Fund.

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Partners (private equity firm); and Professor Emeritus of Business of University of Colorado. Formerly, Professor of Business, University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 61	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 67	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 58	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005); and President of Leo Burnett (USA) (advertising agency) (1996-2000).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

26 Janus Aspen Series December 31, 2005

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

Thomas H. Bailey*** 151 Detroit Street Denver, CO 80206 Age 68	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation; and Director (1997-2001) of Janus Distributors, Inc.	69	N/A

* All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected by shareholders as Trustees of the Trust on December 29, 2005. In addition, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.

** Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

*** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Minyoung Sohn 151 Detroit Street Denver, CO 80206 Age 30	Executive Vice President and Portfolio Manager Growth and Income Portfolio	1/04-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (1998-2003) for Janus Capital Corporation.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 35	Chief Legal Counsel and Secretary	1/06-Present	Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Bonnie M. Howe** 151 Detroit Street Denver, CO 80206 Age 40	Vice President	12/99-1/06	Vice President and Assistant General Counsel of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 40	President and Chief Executive Officer General Counsel Vice President and Secretary	1/06-Present 4/04-12/05 12/99-12/05	Senior Vice President and General Counsel of Janus Capital and Janus Services LLC: and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

Janus Aspen Series December 31, 2005 27

Trustees and Officers (unaudited) (continued)

Officers (cont.)

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 48	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Girard C. Miller*** 151 Detroit Street Denver, CO 80206 Age 54	President and Chief Executive Officer	11/03-12/05	Executive Vice President and Chief Operating Officer of Janus Capital Group Inc. and Janus Capital; President of Janus Distributors LLC and Janus Capital International LLC; Executive Vice President of Janus Services LLC; President and Director of Janus Management Holdings Corporation; and Chief Operating Officer and President of Capital Group Partners, Inc. Formerly, President and Chief Executive Officer of ICMA Retirement Corporation (1993-2003).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 43	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Bonnie M. Howe intends to resign her positions with Janus Capital Group Inc. and its subsidiaries effective January 11, 2006.

*** Mr. Miller resigned his positions with Janus Capital Group Inc. and its subsidiaries effective December 30, 2005.

28 Janus Aspen Series December 31, 2005

[This page intentionally left blank.]

Janus Aspen Series December 31, 2005 29

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on November 22, 2005 and adjourned and reconvened to December 29, 2005. At the meeting, the following matters were voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

Elect nine Trustees, including eight "independent" candidates.

	Number of Shares			Percentage of Outstanding Shares			Percentage of Shares Voted
Trustees	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jerome S. Contro	305,036,919	13,749,999	318,786,918	76.17%	3.43%	79.60%	95.69%	4.31%	100.00%
William F. McCalpin	305,465,577	13,321,341	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
John W. McCarter, Jr.	305,094,088	13,692,830	318,786,918	76.18%	3.42%	79.60%	95.70%	4.30%	100.00%
Dennis B. Mullen	305,292,961	13,493,957	318,786,918	76.23%	3.37%	79.60%	95.77%	4.23%	100.00%
James T. Rothe	305,454,522	13,332,396	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
William D. Stewart	305,342,707	13,444,211	318,786,918	76.24%	3.36%	79.60%	95.78%	4.22%	100.00%
Martin H. Waldinger	304,893,973	13,892,945	318,786,918	76.13%	3.47%	79.60%	95.64%	4.36%	100.00%
Linda S. Wolf	304,970,915	13,816,003	318,786,918	76.15%	3.45%	79.60%	95.67%	4.33%	100.00%
Thomas H. Bailey	305,017,094	13,769,824	318,786,918	76.16%	3.44%	79.60%	95.68%	4.32%	100.00%

Proposal 2a

To approve amendments to the Trust's Amended and Restated Trust Instrument to provide for shareholder votes to be counted based upon each dollar of net asset value held by the shareholder rather than one vote for each share.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	280,014,672	28,222,128	10,550,118	-	69.92%	7.05%	2.63%	0.00%	87.84%	8.85%	3.31%	0.00%

Proposal 2b

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to reorganize all or a portion of the Trust or any of its Portfolios or classes.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	284,529,475	22,832,884	11,424,559	-	71.05%	5.70%	2.85%	0.00%	89.26%	7.16%	3.58%	0.00%

Proposal 2c

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to liquidate the Trust or any Portfolio or class thereof.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	278,988,114	27,248,932	12,549,871	-	69.67%	6.80%	3.13%	0.00%	87.51%	8.55%	3.94%	0.00%

30 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 31

Shareholder Meeting (unaudited) (continued)

Proposal 4a

To approve certain amendments to the Portfolio's investment advisory agreement with Janus Capital to conform to prevailing industry practice.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Portfolio	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Growth and Income Portfolio	5,172,107	3,841,910	210,532	219,670	-	74.28%	4.07%	4.25%	0.00%	89.93%	4.93%	5.14%	0.00%

32 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (01/06)

C-0106-363  109-02-712 02-06

2005 Annual Report

Janus Aspen Series

Janus Aspen International Growth Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Schedule of Investments	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	19

Additional Information	20

Explanations of Charts, Tables and Financial Statements	23

Trustees and Officers	25

Shareholder Meeting	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary are just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series December 31, 2005 1

Janus Aspen International Growth Portfolio
(unaudited)

Performance Overview

For the 12 month period ended December 31, 2005, Janus Aspen International Growth Portfolio's Institutional Shares gained 32.28%, the Service Shares returned 31.94% and the Service II Shares returned 31.97%. These results outperformed the Portfolio's primary benchmark, the Morgan Stanley Capital International (MSCI) EAFE® Index, which advanced 13.54% and its secondary benchmark, the MSCI EAFE® Growth Index, which posted a 13.28% return for the same period.

While we were pleased with the short-term performance of the Portfolio, we continue to focus on long-term investing and performance. With that in mind, I remain confident in our research process and optimistic about the longer-term prospects for our holdings.

Investment Strategy in This Environment

In general, global stock markets enjoyed a positive year, driven by the combination of reasonable economic growth, still-moderate interest rates and inflation. The U.S. economy demonstrated remarkable resilience in the face of higher oil prices, rising interest rates and devastating hurricanes. Although the economies of continental Europe remained in a slow-growth mode, Japan showed signs of a real acceleration in growth. China and India continued to be among the fastest-growing large economies in the world, driven by globalization, urbanization and infrastructure development. The Chinese economy has become the key growth engine for the Asian region.

Holdings in Japan, India, Brazil and South Korea significantly contributed to the Portfolio's performance during the period. Underperforming positions in Israel and the United Kingdom (U.K.) detracted from returns.

Currency markets also exerted a positive influence on the Portfolio's relative performance. During the 12 month period, the euro depreciated by 13.22% versus the U.S. dollar, and the British pound depreciated by 10.58% versus the U.S. dollar. With significant exposure to countries such as Canada, Brazil and South Korea, which are not held in the primary benchmark but have currencies that outperformed the euro and pound, the weakness of the European currencies helped performance on a relative basis.

Reflecting our conviction in our research, the general composition of the Portfolio remained fairly stable during the year. There was natural portfolio turnover as we found new investment opportunities and sold off stocks which had either reached our price targets or experienced unanticipated negative changes in their business fundamentals.

Our emerging market exposure remained at the high-end of historical trends as we found many exciting investment ideas across Asia. We were impressed by companies that improved their balance sheets, focused on core competencies and improved their competitive positioning during the Asian economic downturn, and now are reaping the benefits of a resurgence in end-demand.

Conglomerate and Materials Stocks Performed Well

As India's expansion proved enduring, conglomerate Reliance Industries rallied to lead the Portfolio. With interests ranging from oil refining and petrochemicals to power generation and telecommunications, Reliance has reported strong earnings and cash flow growth. Reliance enjoys strong market positions and should be poised to take advantage of continued economic growth and increasing levels of per capita consumption of energy products, petrochemicals and telecommunications in India.

Portfolio Snapshot

This growth portfolio invests primarily in companies located outside the U.S. Stocks are selected on their fundamental merits, rather than by geography, economic climate or industry sector.

Brent Lynn

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	December 31, 2005	December 31, 2004
Reliance Industries, Ltd.	6.4%	5.4%
Samsung Electronics Company, Ltd.	4.6%	4.2%
Tata Steel, Ltd.	3.0%	–
Amdocs, Ltd. (U.S. Shares)	2.8%	1.7%
Esprit Holdings, Ltd.	2.8%	0.6%
Caemi Mineracao e Metalurgica S.A.	2.8%	–
ASML Holding N.V.	2.8%	2.4%
Mitsubishi Estate Company, Ltd.	2.7%	1.0%
Sony Corp.	2.6%	–
Roche Holding A.G.	2.1%	1.1%

2 Janus Aspen Series December 31, 2005

(unaudited)

Samsung Electronics, the Korean semiconductor and electronics conglomerate, was another top contributor. Assistant portfolio manager Garth Yettick, along with Brad Slingerlend and other analysts on our technology team, have thoroughly researched Samsung. In addition to meeting with multiple levels of management, they have met with many of Samsung's key global competitors, equipment suppliers and customers. From these checks, we gained an appreciation of the high-growth opportunities in flash memory and in Samsung's competitive advantages in memory semiconductors.

Two Brazilian iron ore producers, Companhia Vale do Rio Doce and Caemi, further bolstered returns during the period. Throughout the year, analyst Laurent Saltiel met with many key players in the iron ore universe, including the main global suppliers from Brazil and Australia, large customers in China, the rest of Asia and Europe and commodity traders. These checks helped Laurent correctly predict significant iron ore price increases in 2005, and they helped give us confidence in the longer-term industry outlook and the cost competitiveness of the Brazilian producers.

Select Discretionary and Software Stocks Detracted From Performance

Weighing on returns was U.K. satellite television provider British Sky Broadcasting Group (BSkyB). Concerns over mounting competition and potential loss of exclusive rights to the U.K.'s Premier League Football contributed to the weak performance. Analyst Jean Barnard regularly conducts numerous checks with both internal and external sources to assess BSkyB's competitive position. Based in part on her work, we remain very comfortable with the company's future strength and growth prospects. It's a core franchise with an incredibly strong brand and double-digit revenue and profit growth.

Security software company Check Point Software also fell in an uneven year for technology companies. Garth Yettick's extensive analysis of the stock as well as his contacts with competitors and feedback from his proprietary surveys of Check Point customers have given me the confidence to hold the position. We are encouraged by Check Point's new products, which we believe will enhance customer internal network security and web security. We believe these products will contribute significantly to Check Point's revenues over the next few years.

Strategy in the Months Ahead

By nature, global stock markets often experience significant volatility. During such conditions, the conviction to hold existing positions or buy new ones is critical. My conviction comes from the tremendous, in-depth fundamental research generated by our analyst team on a daily basis. In this letter, I've tried to provide a few examples of the value-added research performed by our team. Laurent Saltiel, Garth Yettick, Brad Slingerlend, Jean Barnard and others travel thousands of miles every year meeting competitors, suppliers and customers of the companies in the Portfolio. These meetings help us understand our companies better and lay the foundation for high-conviction investments in the Portfolio.

While enduring turbulent markets, I have not changed my investment approach. I believe the best way to generate great long-term returns is to make long-term investments in world-class companies with exciting growth prospects trading at undeservedly low valuations. As manager of the Portfolio, my sole focus is to deliver superior long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Aspen International Growth Portfolio.

Significant Areas of Investment - Portfolio vs. Index (% of Net Assets)

Top Countries – (% of Net Assets)

Janus Aspen Series December 31, 2005 3

Janus Aspen International Growth Portfolio
(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2005

	One Year	Five Year	Ten Year	Since Inception*
Janus Aspen International Growth Portfolio - Institutional Shares	32.28%	3.93%	13.27%	13.00%
Janus Aspen International Growth Portfolio - Service Shares	31.94%	3.67%	12.92%	12.97%
Janus Aspen International Growth Portfolio - Service II Shares	31.97%	3.76%	12.97%	13.00%
Morgan Stanley Capital International EAFE® Index	13.54%	4.55%	5.84%	5.93%
Morgan Stanley Capital International EAFE® Growth Index	13.28%	1.92%	3.33%	3.70%**
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity International Funds	1/209	51/126	2/58	1/39

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares and Service II Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – May 2, 1994

** The Morgan Stanley Capital International EAFE® Growth Index since inception returns calculated from April 30, 1994

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05) *
Actual	$1,000.00	$1,295.40	$4.11
Hypothetical (5% return before expenses)	$1,000.00	$1,021.63	$3.62
Expense Example - Service Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05) *
Actual	$1,000.00	$1,293.20	$5.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89
Expense Example - Service II Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05) *
Actual	$1,000.00	$1,293.60	$5.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89

*Expenses are equal to the annualized expense ratio of 0.71% for Institutional Shares, 0.96% for Service Shares and 0.96% for Service II Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

There is no assurance that the investment process will consistently lead to successful investing.

This Portfolio may have significant exposure to emerging markets which may lead to greater price volatility. In recent years, investments in emerging markets have sustained significant gains and losses due to volatility in the emerging markets sector.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

4 Janus Aspen Series December 31, 2005

Janus Aspen International Growth Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Common Stock - 96.9%
Agricultural Chemicals - 1.5%
242,430	Potash Corporation of Saskatchewan, Inc.	$19,416,089
Airlines - 0.1%
46,115	Copa Holdings S.A. - Class A*	1,258,940
Apparel Manufacturers - 0.9%
1,588,968	Burberry Group PLC	11,748,516
Audio and Video Products - 2.6%
839,600	Sony Corp.	34,314,427
Automotive - Cars and Light Trucks - 1.5%
1,235,100	Nissan Motor Company, Ltd.	12,514,898
458,766	Tata Motors, Ltd.	6,657,944
		19,172,842
Automotive - Truck Parts and Equipment - Original - 0%
3,510	TI Automotive, Ltd.*,ß, oo	0
Brewery - 0.6%
55,752	Hite Brewery Company, Ltd.	7,942,116
Broadcast Services and Programming - 0.9%
148,361	Grupo Televisa S.A. (ADR)	11,943,061
Casino Hotels - 0.7%
139,710	Kerzner International, Ltd.*,#	9,605,063
Commercial Banks - 9.2%
569,842	Anglo Irish Bank Corporation PLC	8,648,791
523,000	Banco Nossa Caixa S.A.*	7,805,970
3,351,600	Bangkok Bank Public Company, Ltd.	8,578,135
423,363	Commerzbank A.G.	13,141,911
158,956	Julius Baer Holding, Ltd.#	11,261,979
228,340	Kookmin Bank*	17,280,516
1,515	Mitsubishi UFJ Financial Group, Inc.	20,553,695
3,092	Mizuho Financial Group, Inc.	24,539,892
779,128	Punjab National Bank, Ltd.	8,075,260
		119,886,149
Commercial Services - 1.1%
391,700	Park24 Company, Ltd.	14,015,975
Computers - 1.9%
368,475	Research In Motion, Ltd. (U.S. Shares)*	24,323,035
Computers - Peripheral Equipment - 0.9%
232,201	Logitech International S.A.*	10,911,618
Cosmetics and Toiletries - 1.2%
297,190	LG Household & Health Care, Ltd.	16,170,005
Distribution/Wholesale - 2.8%
5,098,000	Esprit Holdings, Ltd.	36,228,073
Diversified Minerals - 4.8%
24,764,630	Caemi Mineracao e Metalurgica S.A.	36,114,865
643,750	Companhia Vale do Rio Doce (ADR)#	26,483,875
		62,598,740
Diversified Operations - 4.8%
365,300	Bradespar S.A.*	9,264,119
3,374,000	China Resources Enterprise, Ltd.	6,026,826
297,082	Louis Vuitton Moet Hennessy S.A.#	26,396,112
17,177,000	Melco International Development, Ltd.	20,491,930
		62,178,987
E-Commerce/Products - 0.4%
310,160	Submarino S.A.*	5,504,700

Shares or Principal Amount		Value
Electric - Integrated - 0.1%
64,583	Reliance Energy, Ltd.	$868,307
Electric Products - Miscellaneous - 2.0%
4,384,000	Toshiba Corp.	26,169,805
Electronic Components - Miscellaneous - 0.4%
1,061,415	Hon Hai Precision Industry Company, Ltd.	5,820,136
Electronic Components - Semiconductors - 6.5%
9,765,012	ARM Holdings PLC	20,328,724
6,462,000	Chartered Semiconductor Manufacturing, Ltd.*	5,052,537
90,860	Samsung Electronics Company, Ltd.	59,234,051
		84,615,312
Energy - Alternate Sources - 0.7%
176,500	Suntech Power Holdings Company, Ltd. (ADR)*	4,809,625
246,933	Suzlon Energy, Ltd.*	4,909,848
		9,719,473
Enterprise Software/Services - 0.4%
25,059	SAP A.G.	4,544,423
Finance - Investment Bankers/Brokers - 2.1%
2,131,000	Mitsubishi UFJ Securities Company, Ltd.	26,742,528
Finance - Mortgage Loan Banker - 1.6%
753,457	Housing Development Finance Corporation, Ltd.	20,211,637
Gambling - Non-Hotel - 0.4%
167,710	OPAP S.A.	5,777,832
Insurance Brokers - 1.4%
491,490	Willis Group Holdings, Ltd.	18,155,641
Internet Connectivity Services - 0.7%
220,875	NDS Group PLC (ADR)*,#	9,089,006
Internet Gambling - 0.9%
4,000,295	IG Group Holdings PLC*	11,941,076
Internet Security - 1.0%
624,212	Check Point Software Technologies, Ltd. (U.S. Shares)*,#	12,546,661
Investment Companies - 1.3%
3,807,120	SM Investments Corp.	17,230,036
Machinery - Construction and Mining - 0.5%
381,000	Komatsu, Ltd.	6,302,887
Medical - Drugs - 2.8%
184,109	Roche Holding A.G.	27,643,321
104,138	Sanofi-Aventis	9,123,340
		36,766,661
Medical Instruments - 0.9%
763,800	Elekta AB - Class B	11,344,754
Metal - Diversified - 0.9%
273,315	Inco, Ltd.	11,873,549
Multi-Line Insurance - 0.5%
41,967	Allianz A.G.	6,357,131
Oil - Field Services - 1.6%
355,887	Technip S.A.#	21,403,696

See Notes to Schedules of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 5

Janus Aspen International Growth Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - 1.9%
162,392	Niko Resources, Ltd.	$7,714,126
236,058	Oil and Natural Gas Corporation, Ltd.	6,164,159
429,541	Western Oil Sands, Inc. - Class A*	10,276,172
		24,154,457
Oil Companies - Integrated - 3.0%
336,730	Lukoil (ADR)	19,867,070
302,975	Suncor Energy, Inc.	19,109,748
		38,976,818
Paper and Related Products - 0.2%
516,700	Suzano Bahia Sul Papel e Celulose S.A.	2,600,846
Petrochemicals - 6.4%
4,224,262	Reliance Industries, Ltd.	83,522,940
Real Estate Management/Services - 2.7%
1,668,000	Mitsubishi Estate Company, Ltd.	34,651,291
Real Estate Operating/Development - 5.0%
34,245,400	Ayala Land, Inc.	6,393,163
39,916,000	China Overseas Land & Investment, Ltd.	17,117,190
831,000	Cyrela Brazil Realty S.A.	11,372,365
5,394,000	Hang Lung Properties, Ltd.	8,417,636
358,515	Sumitomo Realty & Development Company, Ltd.	7,797,439
1,445,000	Sun Hung Kai Properties, Ltd.	14,070,470
		65,168,263
Semiconductor Components/Integrated Circuits - 0.9%
6,212,767	Taiwan Semiconductor Manufacturing Company, Ltd.	11,828,795
Semiconductor Equipment - 2.8%
1,796,440	ASML Holding N.V.*	35,942,837
Steel - Producers - 3.0%
4,632,683	Tata Steel, Ltd.	39,155,669
Storage and Warehousing - 0.3%
414,000	Sumitomo Warehouse Company, Ltd.	3,563,064
Sugar - 1.4%
604,700	Cosan S.A. Industria e Comercio*	17,618,873
Telecommunication Services - 2.8%
1,334,035	Amdocs, Ltd. (U.S. Shares)*,#	36,685,963
Television - 1.4%
2,055,855	British Sky Broadcasting Group PLC	17,561,585
Tobacco - 0.6%
549	Japan Tobacco, Inc.	8,006,783
Transportation - Railroad - 1.9%
575,300	All America Latina Logistica (GDR)	24,541,836
Total Common Stock (cost $840,481,906)		1,258,678,907
Preferred Stock - 0.1%
Web Portals/Internet Service Providers - 0.1%
153,300	Universo Online S.A. (cost $1,186,839)	1,291,541
Other Securities - 2.5%
32,005,469	State Street Navigator Securities Lending Prime Portfolio† (cost $32,005,469)	32,005,469

Shares or Principal Amount		Value
Time Deposit - 1.6%
$20,800,000	Canadian Imperial Bank, ETD 4.0313%, 1/3/06 (cost $20,800,000)	$20,800,000
Total Investments (total cost $894,474,214) – 101.1%		1,312,775,917
Liabilities, net of Cash, Receivables and Other Assets – (1.1)%		(14,351,260)
Net Assets – 100%		$1,298,424,657

Geographic Summary of Investments

Country	Value	% of Investment Securities
Bahamas	$9,605,063	0.7%
Bermuda	54,383,714	4.1%
Brazil	142,598,990	10.9%
Canada	92,712,719	7.1%
Cayman Islands	4,809,625	0.4%
France	56,923,148	4.3%
Germany	24,043,465	1.8%
Greece	5,777,832	0.4%
Hong Kong	66,124,052	5.0%
India	169,565,764	12.9%
Ireland	8,648,791	0.7%
Israel	12,546,661	1.0%
Japan	219,172,684	16.7%
Mexico	11,943,061	0.9%
Netherlands	35,942,837	2.7%
Panama	1,258,940	0.1%
Philippines	23,623,199	1.8%
Russia	19,867,070	1.5%
Singapore	5,052,537	0.4%
South Korea	100,626,688	7.7%
Sweden	11,344,754	0.9%
Switzerland	49,816,918	3.8%
Taiwan	17,648,931	1.3%
Thailand	8,578,135	0.7%
United Kingdom	107,354,870	8.2%
United States††	52,805,469	4.0%
Total	$1,312,775,917	100.0%

††Includes Short-Term Securities and Other Securities (0.0% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.

6 Janus Aspen Series December 31, 2005

Statement of Assets and Liabilities

As of December 31, 2005 (all numbers in thousands except net asset value per share)	Janus Aspen International Growth Portfolio
Assets:
Investments at cost(1)	$894,474
Investments at value(1)	$1,312,776
Cash	1,492
Cash denominated in foreign currency (cost $3,079)	3,092
Receivables:
Investments sold	656
Portfolio shares sold	15,694
Dividends	689
Interest	13
Other assets	19
Total Assets	1,334,431
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	32,005
Investments purchased	1,289
Portfolio shares repurchased	820
Dividends	–
Advisory fees	679
Transfer agent fees and expenses	1
Distribution fees - Service Shares	131
Distribution fees - Service II Shares	23
Non-interested Trustees' fees and expenses	8
Foreign tax liability	1,013
Accrued expenses	37
Total Liabilities	36,006
Net Assets	$1,298,425
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,313,015
Undistributed net investment income/(loss)*	1,614
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(433,502)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	417,298	(2)
Total Net Assets	$1,298,425
Net Assets - Institutional Shares	$549,948
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	15,476
Net Asset Value Per Share	$35.54
Net Assets - Service Shares	$635,357
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	18,063
Net Asset Value Per Share	$35.17
Net Assets - Service II Shares	$113,120
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,197
Net Asset Value Per Share	$35.38

*See Note 3 in Notes to Financial Statements.

(1) Investments at cost and value include $30,728,962 of securities loaned for Janus Aspen International Growth Portfolio (Note 1).

(2) Net of foreign taxes on investments of $1,012,895 for Janus Aspen International Growth Portfolio.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 7

Statement of Operations

For the fiscal year ended December 31, 2005 (all numbers in thousands)	Janus Aspen International Growth Portfolio
Investment Income:
Interest	$394
Securities lending income	249
Dividends	19,635
Foreign tax withheld	(1,570)
Total Investment Income	18,708
Expenses:
Advisory fees	6,913
Transfer agent expenses	5
Registration fees	5
Custodian fees	337
Professional fees	20
Non-interested Trustees' fees and expenses	34
Distribution fees - Service Shares	1,309
Distribution fees - Service II Shares	207
Other expenses	247
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	9,077
Expense and Fee Offsets	(21)
Net Expenses	9,056
Net Investment Income/(Loss)	9,652
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	167,436
Net realized gain/(loss) from foreign currency transactions	(897)
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	137,982 (1)
Payment from affiliate (Note 2)	1
Net Gain/(Loss) on Investments	304,522
Net Increase/(Decrease) in Net Assets Resulting from Operations	$314,174

(1)  Net of foreign taxes on investments of $1,012,895 for Janus Aspen International Growth Portfolio.

See Notes to Financial Statements.

8 Janus Aspen Series December 31, 2005

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen International Growth Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$9,652	$9,712
Net realized gain/(loss) from investment transactions	166,539	148,898
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	137,982	20,273
Payment from affiliate (Note 2)	1	111
Net Increase/(Decrease) in Net Assets Resulting from Operations	314,174	178,994
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(5,705)	(4,667)
Service Shares	(5,683)	(3,863)
Service II Shares	(996)	(559)
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	(12,384)	(9,089)
Capital Share Transactions:
Shares sold
Institutional Shares	105,176	119,751
Service Shares	90,022	126,294
Service II Shares	30,659	13,471
Redemption fees
Service II Shares	12	24
Reinvested dividends and distributions
Institutional Shares	5,705	4,668
Service Shares	5,683	3,863
Service II Shares	996	559
Shares repurchased
Institutional Shares	(156,400)	(381,164)
Service Shares	(106,767)	(165,376)
Service II Shares	(14,435)	(12,100)
Net Increase/(Decrease) from Capital Share Transactions	(39,349)	(290,010)
Net Increase/(Decrease) in Net Assets	262,441	(120,105)
Net Assets:
Beginning of period	1,035,984	1,156,089
End of period	$1,298,425	$1,035,984
Undistributed net investment income/(loss)*	$1,614	$1,274

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 9

Financial Highlights

Institutional Shares
For a share outstanding during	Janus Aspen International Growth Portfolio
each fiscal year ended December 31	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$27.19		$23.06		$17.30	$23.47	$30.90
Income from Investment Operations:
Net investment income/(loss)	.41		.30		.24	.18	.26
Net gain/(loss) on securities (both realized and unrealized)	8.30		4.05		5.75	(6.17)	(7.43)
Total from Investment Operations	8.71		4.35		5.99	(5.99)	(7.17)
Less Distributions and Other:
Dividends (from net investment income)*	(.36)		(.22)		(.23)	(.18)	(.26)
Distributions (from capital gains)*	–		–		–	–	–
Payment from affiliate	–		–	(1)	–	–	–
Total Distributions and Other	(.36)		(.22)		(.23)	(.18)	(.26)
Net Asset Value, End of Period	$35.54		$27.19		$23.06	$17.30	$23.47
Total Return	32.28%		18.99	%(2)	34.91%	(25.58)%	(23.23)%
Net Assets, End of Period (in thousands)	$549,948		$465,055		$637,918	$598,972	$869,983
Average Net Assets for the Period (in thousands)	$473,781		$556,677		$595,791	$736,907	$962,343
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.70%		0.69%		0.76%	0.74%	0.71%
Ratio of Net Expenses to Average Net Assets(4)	0.70%		0.68%		0.76%	0.74%	0.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.05%		1.02%		1.26%	0.90%	0.95%
Portfolio Turnover Rate	57%		65%		123%	74%	65%
Service Shares
For a share outstanding during	Janus Aspen International Growth Portfolio
each fiscal year ended December 31	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$26.94		$22.89		$17.18	$23.30	$30.64
Income from Investment Operations:
Net investment income/(loss)	.31		.20		.18	.13	.18
Net gain/(loss) on securities (both realized and unrealized)	8.24		4.05		5.71	(6.12)	(7.35)
Total from Investment Operations	8.55		4.25		5.89	(5.99)	(7.17)
Less Distributions and Other:
Dividends (from net investment income)*	(.32)		(.20)		(.18)	(.13)	(.17)
Distributions (from capital gains)*	–		–		–	–	–
Payment from affiliate	–	(1)	–	(1)	–	–	–
Total Distributions and Other	(.32)		(.20)		(.18)	(.13)	(.17)
Net Asset Value, End of Period	$35.17		$26.94		$22.89	$17.18	$23.30
Total Return	31.94	%(2)	18.69	%(2)	34.53%	(25.76)%	(23.43)%
Net Assets, End of Period (in thousands)	$635,357		$498,735		$457,965	$380,620	$541,803
Average Net Assets for the Period (in thousands)	$523,662		$457,088		$391,922	$477,995	$522,001
Ratio of Gross Expenses to Average Net Assets(3)(4)	0.95%		0.94%		1.01%	0.99%	0.96%
Ratio of Net Expenses to Average Net Assets(4)	0.95%		0.93%		1.01%	0.99%	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.78%		0.77%		0.99%	0.67%	0.68%
Portfolio Turnover Rate	57%		65%		123%	74%	65%

*  See Note 3 in Notes to Financial Statements.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended December 31, 2005 and the fiscal year ended December 31, 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4)  See "Explanation of Charts, Tables, and Financial Statements."

See Notes to Financial Statements.

10 Janus Aspen Series December 31, 2005

Service II Shares
For a share outstanding during	Janus Aspen International Growth Portfolio
each fiscal year ended December 31	2005		2004		2003	2002(1)
Net Asset Value, Beginning of Period	$27.11		$23.02		$17.27	$23.24
Income from Investment Operations:
Net investment income/(loss)	.30		.20		.17	.04
Net gain/(loss) on securities (both realized and unrealized)	8.31		4.08		5.75	(6.01)
Total from Investment Operations	8.61		4.28		5.92	(5.97)
Distributions and Other:
Dividends (from net investment income)*	(.34)		(.20)		(.18)	(.04)
Distributions (from capital gains)*	–		–		–	–
Redemption fees	–	(2)	.01		.01	.04
Payment from affiliate	–	(3)	–	(3)	–	–
Total Distributions and Other	(.34)		(.19)		(.17)	–
Net Asset Value, End of Period	$35.38		$27.11		$23.02	$17.27
Total Return	31.97	%(4)	18.75	%(4)	34.55%	(25.51)%
Net Assets, End of Period (in thousands)	$113,120		$72,194		$60,206	$35,742
Average Net Assets for the Period (in thousands)	$82,746		$63,943		$47,299	$15,892
Ratio of Gross Expenses to Average Net Assets(5)(6)	0.95%		0.94%		1.01%	1.01%
Ratio of Net Expenses to Average Net Assets(6)	0.95%		0.93%		1.01%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.78%		0.79%		0.98%	0.47%
Portfolio Turnover Rate	57%		65%		123%	74%

*  See Note 3 in Notes to Financial Statements.

(1)  Certain amounts have been reclassified from the original presentation to conform to current year presentation.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  During the fiscal year ended December 31, 2005 and the fiscal year ended December 31, 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%

(6)  See "Explanation of Charts, Tables, and Financial Statements."

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 11

Notes to Schedule of Investments

Lipper Variable Annuity International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International EAFE® Growth Index	Is a subset of the Morgan Stanley Capital International EAFE® Index and contains constituents of the Morgan Stanley Capital International EAFE® Index which are categorized as growth securities.

Morgan Stanley Capital International EAFE® Index	Is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East.

ADR	American Depositary Receipt

ETD	Euro Time Deposit

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange

  *  Non-income-producing security.

  ß  Security is illiquid.

  #  Loaned security; a portion or all of the security is on loan at December 31, 2005.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

ºº Schedule of Fair Valued Securities (as of December 31, 2005)

	Value	Value as % of Net Assets
Janus Aspen International Growth Portfolio
TI Automotive, Ltd.	–	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Portfolio's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

12 Janus Aspen Series December 31, 2005

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen International Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio will not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

Janus Aspen Series December 31, 2005 13

Notes to Financial Statements (continued)

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2005, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2005
Janus Aspen International Growth Portfolio	$30,728,962

As of December 31, 2005, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2005
Janus Aspen International Growth Portfolio	$32,005,469

As of December 31, 2005, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included on the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual

14 Janus Aspen Series December 31, 2005

distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have each adopted a Distribution and Shareholder Servicing Plan (the "Plans") pursuant to Rule 12b-1 under The 1940 Act. The Plans authorize payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares' and Service II Shares' average daily net assets.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by the Portfolio were $11,887 for the fiscal year ended December 31, 2005.

During the fiscal year ended December 31, 2005, Janus Services reimbursed the Portfolio $887 for Service II Shares as a result of dilutions caused by incorrectly processed shareholder activity.

During the fiscal year ended December 31, 2005, Janus Capital reimbursed the Portfolio $33 for Service Shares as a result of dilutions caused by certain trading and/or pricing errors.

For the fiscal year ended December 31, 2005, Janus Capital assumed $29,856 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds, based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

The tax components of capital shown in the table on the next page represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

In 2005, the Portfolio incurred "Post-October" losses during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Aspen Series December 31, 2005 15

Notes to Financial Statements (continued)

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2005, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen International Growth Portfolio(1)	$1,739,750	$–	$(422,181,377)	$(124,423)	$8,101	$405,967,496

(1)  Capital loss carryover is subject to annual limitations.

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2005

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011
Janus Aspen International Growth Portfolio(1)	$(83,118,582)	$(297,195,239)	$(41,867,556)

(1)  Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen International Growth Portfolio	$166,907,322

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005, are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen International Growth Portfolio	$905,795,526	$417,299,327	$(10,318,936)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen International Growth Portfolio	$12,382,967	$–	$–	$–
For the fiscal year ended December 31, 2004	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen International Growth Portfolio	$9,089,267	$–	$–	$–

16 Janus Aspen Series December 31, 2005

4. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen International Growth Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Institutional Shares
Shares sold	3,438	4,982
Reinvested dividends and distributions	190	196
Shares repurchased	(5,258)	(15,740)
Net Increase/(Decrease) in Capital Share Transactions	(1,630)	(10,562)
Shares Outstanding, Beginning of Period	17,106	27,668
Shares Outstanding, End of Period	15,476	17,106
Transactions in Portfolio Shares – Service Shares
Shares sold	3,048	5,256
Reinvested dividends and distributions	190	160
Shares repurchased	(3,687)	(6,913)
Net Increase/(Decrease) in Capital Share Transactions	(449)	(1,497)
Shares Outstanding, Beginning of Period	18,512	20,009
Shares Outstanding, End of Period	18,063	18,512
Transactions in Portfolio Shares – Service II Shares
Shares sold	1,006	546
Reinvested dividends and distributions	32	23
Shares repurchased	(504)	(521)
Net Increase/(Decrease) in Capital Share Transactions	534	48
Shares Outstanding, Beginning of Period	2,663	2,615
Shares Outstanding, End of Period	3,197	2,663

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For fiscal year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen International Growth Portfolio	$611,258,176	$682,469,214	$–	$–

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus

Janus Aspen Series December 31, 2005 17

Notes to Financial Statements (continued)

funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

18 Janus Aspen Series December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen International Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen International Growth Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 10, 2006

Janus Aspen Series December 31, 2005 19

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Amendments to Advisory Agreements to Conform to Prevailing Industry Practice

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an amended Investment Advisory Agreement ("Amended Agreement") for each applicable Fund and authorized the submission of each Amended Agreement to the Fund's shareholders for approval. Shareholders approved the Amended Agreement for their Fund at a special meeting of Shareholders held on December 29, 2005.

In approving the proposed Amended Agreements, the Trustees considered the recommendations of an independent compliance consultant engaged by Janus Capital Management LLC ("JCM") regarding the form of each of those agreements and concluded that the proposed changes were consistent with industry practice and would reflect an appropriate delegation of authority to JCM clarifying its investment discretion over the Funds it manages.

In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by JCM and the respective subadvisers for subadvised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with JCM management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

Based on their evaluation of the information provided by JCM, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and JCM were fair and reasonable in light of the nature and quality of the services provided by JCM, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment.

In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of JCM and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of JCM and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by JCM or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of JCM and the actions taken by JCM in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by JCM and, if applicable, the subadviser to each Fund were appropriate and consistent

20 Janus Aspen Series December 31, 2005

with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that JCM and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that JCM had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by JCM in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed JCM's management fees for its separate account clients and for its sub-advised funds (for which JCM provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that JCM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that JCM charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to JCM and its affiliates of their relationships with each Fund and found JCM's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of JCM, which they found to be sound.

The Trustees concluded that the management fees and any other compensation payable by each Fund to JCM and its affiliates, as well as the fees paid by JCM or a Fund to the subadvisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees JCM charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by JCM, the investment performance of the Fund and the expense limitations agreed to by JCM.

Economies of Scale

The Trustees received and considered information about the potential of JCM to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except one Fund that has breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of JCM, JCM is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. The Trustees considered certain Amended

Janus Aspen Series December 31, 2005 21

Additional Information (unaudited) (continued)

Agreements that included a change to the advisory fee to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period. Such a fee structure is likely to increase or decrease JCM's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between JCM and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to JCM and its affiliates from their relationship with the Funds. They recognized that affiliates of JCM separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered JCM's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of JCM, as well as JCM's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that JCM's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by JCM and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefore, the Funds and JCM may potentially benefit from their relationship with each other in other ways. They concluded that JCM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from JCM's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of JCM. They further concluded that success of each Fund could attract other business to JCM or its other Funds and that the success of JCM could enhance JCM's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the current Investment Agreement for each Fund was in the best interest of the Fund and its shareholders. In approving the Amended Agreements the Independent Trustees also concluded that the Amended Agreement, as proposed, was in the best interest of the Fund and its shareholders.

22 Janus Aspen Series December 31, 2005

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government Obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to- market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

Janus Aspen Series December 31, 2005 23

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The "Redemption Fees" refers to the fee paid to the Portfolio for shares held for three months or less by a shareholder. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of uninvested cash balances earning interest or balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

24 Janus Aspen Series December 31, 2005

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary.

Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of the report, collectively, these three registered investment companies consist of 69 series or funds.

In April 2003, the Trustees established an Advisory Board to provide the Trustees advice regarding Janus Aspen International Growth Portfolio and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and served a two-year term, which ended March 2005.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund and Janus Adviser Series.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees*

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 62	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus World Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 49	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 48	Trustee	6/02-Present	Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	69		Trustee of Asian Cultural Council.

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 67	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (metals distributor), and W.W. Grainger, Inc. (industrial distributor) and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), the University of Chicago, and Chicago Public Education Fund.

Janus Aspen Series December 31, 2005 25

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees* (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Partners (private equity firm); and Professor Emeritus of Business of University of Colorado. Formerly, Professor of Business, University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 61	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 67	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 58	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005); and President of Leo Burnett (USA) (advertising agency) (1996-2000).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

Interested Trustee

Thomas H. Bailey*** 151 Detroit Street Denver, CO 80206 Age 68	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation; and Director (1997-2001) of Janus Distributors, Inc.	69	N/A

* All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected by shareholders as Trustees of the Trust on December 29, 2005. In addition, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.

** Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

*** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

26 Janus Aspen Series December 31, 2005

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Brent A. Lynn 151 Detroit Street Denver, CO 80206 Age 41	Executive Vice President and Portfolio Manager International Growth Portfolio	1/01-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst for Janus Capital Corporation.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 35	Chief Legal Counsel and Secretary	1/06-Present	Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Bonnie M. Howe** 151 Detroit Street Denver, CO 80206 Age 40	Vice President	12/99-1/06	Vice President and Assistant General Counsel of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 40	President and Chief Executive Officer General Counsel Vice President and Secretary	1/06-Present 4/04-12/05 12/99-12/05	Senior Vice President and General Counsel of Janus Capital and Janus Services LLC: and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 48	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Bonnie M. Howe intends to resign her positions with Janus Capital Group Inc. and its subsidiaries effective January 11, 2006.

Janus Aspen Series December 31, 2005 27

Trustees and Officers (unaudited) (continued)

Officers (cont.)

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Girard C. Miller*** 151 Detroit Street Denver, CO 80206 Age 54	President and Chief Executive Officer	11/03-12/05	Executive Vice President and Chief Operating Officer of Janus Capital Group Inc. and Janus Capital; President of Janus Distributors LLC and Janus Capital International LLC; Executive Vice President of Janus Services LLC; President and Director of Janus Management Holdings Corporation; and Chief Operating Officer and President of Capital Group Partners, Inc. Formerly, President and Chief Executive Officer of ICMA Retirement Corporation (1993-2003).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 43	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

*** Mr. Miller resigned his positions with Janus Capital Group Inc. and its subsidiaries effective December 30, 2005.

28 Janus Aspen Series December 31, 2005

[This page intentionally left blank.]

Janus Aspen Series December 31, 2005 29

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on November 22, 2005 and adjourned and reconvened to December 29, 2005. At the meeting, the following matters were voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

Elect nine Trustees, including eight "independent" candidates.

	Number of Shares			Percentage of Outstanding Shares			Percentage of Shares Voted
Trustees	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jerome S. Contro	305,036,919	13,749,999	318,786,918	76.17%	3.43%	79.60%	95.69%	4.31%	100.00%
William F. McCalpin	305,465,577	13,321,341	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
John W. McCarter, Jr.	305,094,088	13,692,830	318,786,918	76.18%	3.42%	79.60%	95.70%	4.30%	100.00%
Dennis B. Mullen	305,292,961	13,493,957	318,786,918	76.23%	3.37%	79.60%	95.77%	4.23%	100.00%
James T. Rothe	305,454,522	13,332,396	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
William D. Stewart	305,342,707	13,444,211	318,786,918	76.24%	3.36%	79.60%	95.78%	4.22%	100.00%
Martin H. Waldinger	304,893,973	13,892,945	318,786,918	76.13%	3.47%	79.60%	95.64%	4.36%	100.00%
Linda S. Wolf	304,970,915	13,816,003	318,786,918	76.15%	3.45%	79.60%	95.67%	4.33%	100.00%
Thomas H. Bailey	305,017,094	13,769,824	318,786,918	76.16%	3.44%	79.60%	95.68%	4.32%	100.00%

Proposal 2a

To approve amendments to the Trust's Amended and Restated Trust Instrument to provide for shareholder votes to be counted based upon each dollar of net asset value held by the shareholder rather than one vote for each share.

	Number of Shares					Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	280,014,672	28,222,128	10,550,118	-	69.92%	7.05%	2.63%	0.00%	87.84%	8.85%	3.31%	0.00%

Proposal 2b

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to reorganize all or a portion of the Trust or any of its Portfolios or classes.

	Number of Shares					Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	284,529,475	22,832,884	11,424,559	-	71.05%	5.70%	2.85%	0.00%	89.26%	7.16%	3.58%	0.00%

Proposal 2c

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to liquidate the Trust or any Portfolio or class thereof.

	Number of Shares					Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	278,988,114	27,248,932	12,549,871	-	69.67%	6.80%	3.13%	0.00%	87.51%	8.55%	3.94%	0.00%

30 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 31

Shareholder Meeting (unaudited) (continued)

Proposal 4a

To approve certain amendments to the Portfolio's investment advisory agreement with Janus Capital to conform to prevailing industry practice.

	Number of Shares					Percentage of Outstanding Shares				Percentage of Shares Voted
Portfolio	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen International Growth Portfolio	37,087,803	23,209,577	1,114,665	917,483	-	62.58%	3.01%	2.47%	0.00%	91.94%	4.42%	3.64%	0.00%

32 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (01/06)

C-0106-363  109-02-707 02-06

2005 Annual Report

Janus Aspen Series

Janus Aspen Large Cap Growth Portfolio

Portfolio Managers' Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Schedule of Investments	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	19

Additional Information	20

Explanations of Charts, Tables and Financial Statements	23

Designation Requirements	25

Trustees and Officers	26

Shareholder Meeting	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary are just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series December 31, 2005 1

Janus Aspen Large Cap Growth Portfolio (unaudited)

Performance Overview

Large-capitalization growth companies finally made a reemergence as a viable option for many investors during the period, but the transition proved gradual as returns were modest in nature. As such, Janus Aspen Large Cap Growth Portfolio's Institutional Shares saw a gain of 4.23% for the 12 month period ended December 31, 2005, while its Service Shares experienced a 4.01% return. By comparison, the Portfolio's primary benchmark, the Russell 1000® Growth Index, posted a 5.26% return, while its secondary benchmark, the S&P 500® Index, returned 4.91%.

Driving the Portfolio's gains were food and staples retailing investments as well as healthcare equipment and services holdings, which turned in particularly strong performance during the period. While posting solid returns and offering strong growth prospects, stocks tied to the drug business – not including the beleaguered large pharmaceuticals – and health maintenance organization (HMO) operators provided the largest boost. Meanwhile, the Portfolio's semiconductor holdings slumped amid a mid-period downturn within the cyclical chip sector, while its media positions lagged as part of general dissatisfaction with future growth prospects.

Strategy in This Environment

Continued worries over the Federal Reserve's ongoing campaign to raise interest rates as well as surging oil prices kept a lid on equity markets for most of the period. The devastation caused by last fall's hurricanes, along with the resulting disruption in the energy and raw materials markets, only served to compound investors' malaise. As the short-term impact on the economy, inflationary factors and consumer confidence all proved difficult to gauge, investors adopted a more defensive mindset. Toward the end of the period this translated into what appeared to be a growing preference for large-cap growth stocks, which featured valuations at the low end of historical ranges and increased protection against more cyclical alternatives.

In this environment, we relied heavily on the expertise of the Janus research team to identify companies we believe can grow their businesses in any economic environment. We also continued to diversify the Portfolio's holdings across a broad group of industries to gain exposure to what we believe are pockets of strength throughout the market.

Portfolio Composition

As of December 31, 2005, equities accounted for 96.8% of the Portfolio's total net assets, including 22.3% in foreign holdings. Of total net assets, the Portfolio's top 10 equity holdings represented 26.2% and cash comprised 3.2%.

Materials and Drug-Related Stocks Lifted Results

While we avoided large pharmaceutical companies, which faced safety issues and looming patent expirations, we focused the Portfolio's health-related investments on companies such as Alcon, a large-cap pharmaceutical company known for its eye-care products. Alcon's stock gained due to its excellent pipeline of lens and drug products as well as its disciplined business practices. Also boding well for the company is a bright outlook due to the aging of the baby boomer population, which has spurred demand in recent years.

Portfolio Snapshot

This portfolio invests primarily in common stocks of larger, more established companies singled out for their growth potential. In addition, part of the portfolio is invested in small and mid-cap companies from a diverse collection of businesses representing nearly every sector of the economy.

Blaine Rollins

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	December 31, 2005	December 31, 2004
Boeing Co.	4.3%	1.3%
Procter & Gamble Co.	3.4%	1.3%
Yahoo!, Inc.	3.0%	0.6%
UnitedHealth Group, Inc.	2.8%	0.4%
Microsoft Corp.	2.5%	–
General Electric Co.	2.4%	–
Caremark Rx, Inc.	2.0%	1.0%
Teva Pharmaceutical Industries, Ltd. (ADR)	2.0%	–
eBay, Inc.	1.9%	1.1%
United Parcel Service, Inc. - Class B	1.9%	2.5%

2 Janus Aspen Series December 31, 2005

(unaudited)

Drugstore chain Walgreen was another of the Portfolio's top gainers for the period. The company continued to generate steady returns and, we believe, stands to benefit from the new Medicare prescription plan scheduled to take effect at the beginning of 2006.

Another leader was Companhia Vale do Rio Doce, a Brazilian mining company that exports iron ore and other key raw materials. During the period, prices for these materials increased on the back of extensive growth in the Chinese and Indian markets, as well as supply shortages in the U.S. resulting from Hurricanes Katrina and Rita.

Cable, Semiconductor and Network Infrastructure Holdings Restrain Performance

Cable and Internet provider Comcast was the Portfolio's biggest detractor. Media companies' valuations experienced pressure for much of the year, including Comcast. Furthermore, some investors believe telephone service may become a "zero-profit" market area, and Comcast has been building out this segment of its business. It's important to note, however, that telephony represents just a small component of the company's offerings; therefore, Comcast remains a position in the Portfolio.

The semiconductor sector can prove challenging at times, something we've witnessed firsthand as longtime owners of Maxim Integrated Products, a developer of analog chips. While we pared our holdings in the stock, its poor performance still hampered results. Maxim was hurt in part by dissatisfaction with the company's efforts to shore up its balance sheet. However, it did recover somewhat in the closing months of the period, as orders picked up and its valuation proved appealing.

We also reduced our position in networker Cisco. Although the company did not suffer any fundamental disappointments – indeed, it generated strong cash flows which it used in part to fund a steady stock buyback effort – its top-line growth proved unsatisfactory to some. Enterprise spending, which affects approximately two-thirds of Cisco's business, has picked up, but not as briskly as many had hoped. Nevertheless, we're seeing favorable trends for Cisco, such as an effort to push broadband services through wireless networks.

Investment Strategy and Outlook

We will closely monitor the consumer in the near term, as it's very possible interest rates could drive sentiment. For instance, if rates continue climbing, concern over credit card bills and adjustable rate mortgage loans could grow. On the other hand, a continued solid job market could bolster confidence.

We will also continue to identify stocks that we believe are positioned to benefit from exponential growth in emerging markets such as China and India, most notably in the commercial aerospace arena. In addition, we've seen a revitalization in the Japanese consumer after nearly 15 down years. Given this development, we are exploring high-end retailers that cater to the Japanese market.

Domestically, we are excited about the individualization of media content, which allows each distinct consumer to tailor entertainment offerings to personal tastes and preferences. In a sector that's struggling to find its way, we believe this trend offers some solid upside potential.

As always, we will continue to use bottom-up research and careful analysis to make all investment choices.

Thank you for your investment in Janus Aspen Large Cap Growth Portfolio.

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

Janus Aspen Series December 31, 2005 3

Janus Aspen Large Cap Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2005

	One Year	Five Year	Ten Year	Since Inception*
Janus Aspen Large Cap Growth Portfolio - Institutional Shares	4.23%	(4.50)%	6.78%	8.31%
Janus Aspen Large Cap Growth Portfolio - Service Shares	4.01%	(4.74)%	6.50%	7.99%
Russell 1000® Growth Index	5.26%	(3.58)%	6.73%	8.78%
S&P 500® Index	4.91%	0.54%	9.07%	10.41%
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	142/183	69/108	25/44	15/28

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date - September 13, 1993

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example – Institutional Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05)*
Actual	$1,000.00	$1,066.30	$3.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.36
Expense Example – Service Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05)*
Actual	$1,000.00	$1,064.90	$4.74
Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63

*Expenses are equal to the annualized expense ratio of 0.66% for Institutional Shares and 0.91% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
See "Explanations of Charts, Tables and Financial Statements."

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Effective May 1, 2005, Janus Aspen Growth Portfolio changed its name to Janus Aspen Large Cap Growth Portfolio and added to its investment policy to state that at least 80% of its net assets will be invested in large sized companies.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

Effective May 1, 2005 the Portfolio changed its primary benchmark from the S&P 500 Index to the Russell 1000 Growth Index. The new primary benchmark will provide a more appropriate comparison to the Portfolio's investment style. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Portfolio will retain the S&P 500 Index as a secondary index.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

Effective February 1, 2006, Blaine Rollins is no longer the portfolio manager of Janus Aspen Large Cap Growth Portfolio and David Corkins is now the portfolio manager.

4 Janus Aspen Series December 31, 2005

Janus Aspen Large Cap Growth Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Common Stock - 96.8%
Aerospace and Defense - 5.9%
504,187	BAE Systems PLC**	$3,311,484
541,539	Boeing Co.	38,037,698
151,760	Lockheed Martin Corp.	9,656,489
21,755	Northrop Grumman Corp.	1,307,693
		52,313,364
Agricultural Chemicals - 1.8%
150,825	CF Industries Holdings, Inc.*,#	2,300,081
119,740	Monsanto Co.	9,283,443
39,333	Syngenta A.G.*	4,893,988
		16,477,512
Airlines - 0.4%
204,810	Southwest Airlines Co.	3,365,028
Apparel Manufacturers - 1.1%
812,565	Burberry Group PLC**	6,007,945
121,585	Coach, Inc.*	4,053,644
		10,061,589
Applications Software - 2.7%
58,190	Citrix Systems, Inc.*	1,674,708
851,530	Microsoft Corp.	22,267,510
		23,942,218
Athletic Footwear - 1.0%
107,482	NIKE, Inc. - Class B	9,328,363
Automotive - Cars and Light Trucks - 0.4%
39,567	BMW A.G.**	1,733,196
223,800	Nissan Motor Company, Ltd.**	2,267,699
		4,000,895
Automotive - Truck Parts and Equipment - Original - 0%
6,855	Autoliv, Inc.	311,354
Beverages - Non-Alcoholic - 0.8%
121,171	PepsiCo, Inc.	7,158,783
Beverages - Wine and Spirits - 0.4%
61,374	Diageo PLC (ADR)**,#	3,578,104
Building - Residential and Commercial - 1.2%
71,791	D.R. Horton, Inc.	2,565,092
3,918	NVR, Inc.*,#	2,750,436
127,859	Pulte Homes, Inc.	5,032,531
		10,348,059
Building Products - Cement and Aggregate - 0.6%
91,580	Cemex S.A. de C.V. (ADR)	5,433,441
Cable Television - 0.7%
232,982	Comcast Corp. - Special Class A*	5,985,308
Casino Hotels - 0.7%
82,325	Harrah's Entertainment, Inc.	5,868,949
Cellular Telecommunications - 0.3%
79,750	America Movil S.A. de C.V. - Series L (ADR)	2,333,485
Chemicals - Diversified - 0.5%
83,900	Shin-Etsu Chemical Company, Ltd.**	4,460,533
Commercial Banks - 1.7%
96,557	Commerzbank A.G.**	2,997,294
758	Mizuho Financial Group, Inc.**	6,015,924
60,978	UBS A.G. (ADR)	5,802,057
		14,815,275

Shares or Principal Amount		Value
Commercial Services - 0.2%
44,395	Iron Mountain, Inc.*,#	$1,874,357
Commercial Services - Finance - 1.7%
76,355	Moody's Corp.	4,689,724
276,531	Paychex, Inc.	10,541,362
		15,231,086
Computers - 2.4%
13,720	Apple Computer, Inc.*	986,331
142,679	Hewlett-Packard Co.	4,084,900
253,382	Research In Motion, Ltd. (U.S. Shares)*	16,725,745
		21,796,976
Computers - Memory Devices - 1.2%
600,850	EMC Corp.*	8,183,577
42,680	SanDisk Corp.*	2,681,158
		10,864,735
Containers - Metal and Glass - 0.5%
107,456	Ball Corp.	4,268,152
Cosmetics and Toiletries - 3.4%
513,666	Procter & Gamble Co.	29,730,988
Data Processing and Management - 0.4%
75,325	NAVTEQ Corp.*	3,304,508
Dental Supplies and Equipment - 0.5%
145,444	Patterson Companies, Inc.*,#	4,857,830
Distribution/Wholesale - 0.4%
558,002	Esprit Holdings, Ltd.	3,965,347
Diversified Minerals - 1.9%
408,920	Companhia Vale do Rio Doce (ADR)	16,822,969
Diversified Operations - 2.4%
600,460	General Electric Co.	21,046,123
E-Commerce/Services - 1.9%
396,575	eBay, Inc.*	17,151,869
Electric - Generation - 0.3%
165,227	AES Corp.*	2,615,543
Electric Products - Miscellaneous - 0.9%
103,610	Emerson Electric Co.	7,739,667
Electronic Components - Miscellaneous - 0.6%
169,272	Koninklijke (Royal) Philips Electronics N.V. (U.S. Shares)**	5,264,359
Electronic Components - Semiconductors - 1.7%
295,975	Advanced Micro Devices, Inc.*	9,056,835
191,545	Texas Instruments, Inc.	6,142,848
		15,199,683
Electronic Forms - 0.8%
188,637	Adobe Systems, Inc.	6,972,024
Enterprise Software/Services - 1.5%
268,810	Oracle Corp.*	3,282,170
223,285	SAP A.G. (ADR)**,#	10,063,455
		13,345,625
Finance - Credit Card - 1.6%
149,375	American Express Co.	7,686,838
125,900	Credit Saison Company, Ltd.**	6,287,794
		13,974,632

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 5

Janus Aspen Large Cap Growth Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Finance - Investment Bankers/Brokers - 1.0%
90,512	Merrill Lynch & Company, Inc.	$6,130,378
192,000	Mitsubishi UFJ Securities Company, Ltd.**	2,409,463
		8,539,841
Finance - Other Services - 0.4%
9,540	Chicago Mercantile Exchange Holdings, Inc.	3,505,855
Financial Guarantee Insurance - 0.5%
73,334	MBIA, Inc.#	4,411,773
Food - Confectionary - 0.5%
67,163	Wm. Wrigley Jr. Co.	4,465,668
Food - Retail - 1.2%
142,003	Whole Foods Market, Inc.#	10,989,612
Food - Wholesale/Distribution - 0.4%
108,920	Sysco Corp.	3,381,966
Internet Infrastructure Software - 0.2%
74,800	Akamai Technologies, Inc.*,#	1,490,764
Investment Management and Advisory Services - 0.1%
10,680	T. Rowe Price Group, Inc.	769,280
Medical - Biomedical and Genetic - 2.8%
120,435	Amgen, Inc.*	9,497,504
91,543	Celgene Corp.*	5,931,986
86,525	Genentech, Inc.*	8,003,563
18,080	Invitrogen Corp.*,#	1,204,851
		24,637,904
Medical - Drugs - 3.6%
112,375	Abbott Laboratories	4,430,946
277,776	Eli Lilly and Co.	15,719,344
247,500	Merck & Company, Inc.	7,872,975
24,125	Roche Holding A.G.	3,622,284
		31,645,549
Medical - Generic Drugs - 2.0%
409,464	Teva Pharmaceutical Industries, Ltd. (ADR)#	17,611,047
Medical - HMO - 3.9%
177,375	Coventry Health Care, Inc.*	10,103,280
395,153	UnitedHealth Group, Inc.	24,554,807
		34,658,087
Medical Instruments - 1.3%
32,445	Intuitive Surgical, Inc.*,#	3,804,825
138,938	Medtronic, Inc.	7,998,661
		11,803,486
Medical Products - 0.5%
93,636	Varian Medical Systems, Inc.*	4,713,636
Metal - Diversified - 0.8%
166,285	Inco, Ltd. (U.S. Shares)#	7,245,037
Metal Processors and Fabricators - 1.1%
185,115	Precision Castparts Corp.	9,590,808
Motorcycle and Motor Scooter Manufacturing - 0.9%
150,046	Harley-Davidson, Inc.#	7,725,869
Multi-Line Insurance - 0.1%
30,805	HCC Insurance Holdings, Inc.#	914,292
Networking Products - 1.9%
469,857	Cisco Systems, Inc.*	8,043,952
397,550	Juniper Networks, Inc.*	8,865,365
		16,909,317

Shares or Principal Amount		Value
Oil - Field Services - 1.8%
146,520	Halliburton Co.	$9,078,380
69,716	Schlumberger, Ltd. (U.S. Shares)**	6,772,909
		15,851,289
Oil Companies - Exploration and Production - 0.9%
34,789	Apache Corp.	2,383,742
81,445	EOG Resources, Inc.	5,975,620
		8,359,362
Oil Companies - Integrated - 1.4%
193,669	Exxon Mobil Corp.	10,878,388
27,832	Suncor Energy, Inc. (U.S. Shares)	1,757,034
		12,635,422
Optical Supplies - 1.8%
126,858	Alcon, Inc. (U.S. Shares)	16,440,797
Pharmacy Services - 2.7%
348,911	Caremark Rx, Inc.*	18,070,101
110,805	Medco Health Solutions, Inc.*	6,182,919
		24,253,020
Property and Casualty Insurance - 1.2%
44,300	Chubb Corp.	4,325,895
128,145	W. R. Berkley Corp.#	6,102,265
		10,428,160
Real Estate Management/Services - 0.5%
199,000	Mitsubishi Estate Company, Ltd.**	4,134,057
Retail - Apparel and Shoe - 0.8%
111,181	Industria de Diseno Textil S.A.**	3,626,312
100,660	Nordstrom, Inc.	3,764,684
		7,390,996
Retail - Building Products - 0.7%
90,279	Lowe's Companies, Inc.	6,017,998
Retail - Discount - 0.8%
39,922	Costco Wholesale Corp.	1,974,941
102,065	Target Corp.	5,610,513
		7,585,454
Retail - Drug Store - 0.6%
119,366	Walgreen Co.	5,283,139
Retail - Office Supplies - 0.6%
231,088	Staples, Inc.	5,248,008
Semiconductor Components/Integrated Circuits - 1.6%
167,160	Linear Technology Corp.	6,029,461
54,390	Marvell Technology Group, Ltd.*	3,050,735
137,115	Maxim Integrated Products, Inc.	4,969,048
		14,049,244
Semiconductor Equipment - 0.5%
262,070	Applied Materials, Inc.	4,701,536
Soap and Cleaning Preparations - 0.8%
217,144	Reckitt Benckiser PLC**	7,173,003
Steel - Producers - 0.4%
32,265	Tenaris S.A. (ADR)**,#	3,694,343
Telecommunication Equipment - Fiber Optics - 0.8%
384,028	Corning, Inc.*	7,549,990
Textile-Home Furnishings - 0.3%
25,750	Mohawk Industries, Inc.*,#	2,239,735

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series December 31, 2005

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Therapeutics - 1.1%
179,858	Gilead Sciences, Inc.*	$9,465,927
Transportation - Railroad - 0.4%
45,525	Union Pacific Corp.	3,665,218
Transportation - Services - 2.2%
58,420	C.H. Robinson Worldwide, Inc.	2,163,293
227,227	United Parcel Service, Inc. - Class B	17,076,109
		19,239,402
Transportation - Truck - 0.2%
66,770	J.B. Hunt Transport Services, Inc.#	1,511,673
Web Portals/Internet Service Providers – 4.0%
20,690	Google, Inc. - Class A*	8,583,453
678,074	Yahoo!, Inc.*	26,566,939
		35,150,392
Wireless Equipment - 3.0%
182,075	Crown Castle International Corp.*	4,899,638
654,827	Nokia Oyj (ADR)**	11,983,334
218,235	QUALCOMM, Inc.	9,401,564
		26,284,536
Total Common Stock (cost $691,189,738)		859,171,225
Other Securities - 5.0%
44,692,905	State Street Navigator Securities Lending Prime Portfolio† (cost $44,692,905)	44,692,905
Short-Term U.S. Government Agencies - 0.6%
$5,000,000	Federal Home Loan Bank System 4.02%, 1/6/06 (amortized cost $4,997,208)	4,997,208
Time Deposit - 2.5%
22,400,000	Canadian Imperial Bank, ETD 4.0313%, 1/3/06 (cost $22,400,000)	22,400,000
Total Investments (total cost $763,279,851) – 104.9%		931,261,338
Liabilities, net of Cash, Receivables and Other Assets – (4.9)%		(43,846,166)
Net Assets – 100%		$887,415,172

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$7,016,082	0.7%
Brazil	16,822,969	1.8%
Canada	25,727,816	2.8%
Finland	11,983,334	1.3%
Germany	14,793,945	1.6%
Israel	17,611,047	1.9%
Japan	25,575,470	2.7%
Luxembourg	3,694,343	0.4%
Mexico	7,766,926	0.8%
Netherlands	12,037,268	1.3%
Spain	3,626,312	0.4%
Switzerland	30,759,126	3.3%
United Kingdom	20,070,536	2.2%
United States††	733,776,164	78.8%
Total	$931,261,338	100.0%

††Includes Short-Term Securities and Other Securities (71.1% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in $ U.S.	Unrealized Gain/(Loss)
British Pound 1/27/06	600,000	$1,031,929	$24,851
British Pound 2/23/06	1,200,000	2,063,836	102,164
British Pound 5/11/06	3,775,000	6,496,257	(10,580)
Euro 1/27/06	9,750,000	11,559,448	401,552
Euro 2/9/06	900,000	1,067,771	68,416
Japanese Yen 2/9/06	705,000,000	6,009,518	66,968
Total		$28,228,759	$653,371

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 7

Statement of Assets and Liabilities

As of December 31, 2005 (all numbers in thousands except net asset value per share)	Janus Aspen Large Cap Growth Portfolio(1)
Assets:
Investments at cost(2)	$763,280
Investments at value(2)	$931,261
Cash	1,349
Receivables:
Investments sold	4,427
Portfolio shares sold	170
Dividends	480
Interest	8
Other assets	16
Forward currency contracts	664
Total Assets	938,375
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	44,693
Investments purchased	3,983
Portfolio shares repurchased	1,706
Dividends	–
Advisory fees	491
Transfer agent fees and expenses	–
Distribution fees – Service Shares	34
Non-interested Trustees' fees and expenses	8
Accrued expenses	34
Forward currency contracts	11
Total Liabilities	50,960
Net Assets	$887,415
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,970,315
Undistributed net investment income/(loss)*	306
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,251,841)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	168,635
Total Net Assets	$887,415
Net Assets – Institutional Shares	$730,374
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	35,014
Net Asset Value Per Share	$20.86
Net Assets – Service Shares	$157,041
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	7,618
Net Asset Value Per Share	$20.62

*  See Note 3 in Notes to Financial Statements.

(1)  Formerly named Janus Aspen Growth Portfolio.

(2)  Investments at cost and value include $43,688,729 of securities loaned for Janus Aspen Large Cap Growth Portfolio (Note 1).

See Notes to Financial Statements.

8 Janus Aspen Series December 31, 2005

Statement of Operations

For the fiscal year ended December 31, 2005 (all numbers in thousands)	Janus Aspen Large Cap Growth Portfolio(1)
Investment Income:
Interest	$736
Securities lending income	59
Dividends	9,375
Foreign tax withheld	(265)
Total Investment Income	9,905
Expenses:
Advisory fees	6,537
Transfer agent expenses	4
Registration fees	13
Custodian fees	42
Professional fees	25
Non-interested Trustees' fees and expenses	35
Distribution fees – Service Shares	409
Other expenses	127
Non-recurring costs (Note 2)	1
Costs assumed by Janus Capital Management LLC (Note 2)	(1)
Total Expenses	7,192
Expense and Fee Offsets	(11)
Net Expenses	7,181
Net Investment Income/(Loss)	2,724
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	105,299 (2)
Net realized gain/(loss) from foreign currency transactions	1,613
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(95,439)
Net Gain/(Loss) on Investments	11,473
Net Increase/(Decrease) in Net Assets Resulting from Operations	$14,197

(1)  Formerly named Janus Aspen Growth Portfolio.

(2)  Includes $31,876,889 of realized gains resulting from a redemption-in-kind during the fiscal year ended December 31, 2005 for the Janus Aspen Large Cap Growth Portfolio.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 9

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Large Cap Growth Portfolio(1)
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$2,724	$1,766
Net realized gain/(loss) from investment and foreign currency transactions	106,912	45,914
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(95,439)	9,655
Net Increase/(Decrease) in Net Assets Resulting from Operations	14,197	57,335
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(2,520)	(1,766)
Service Shares	(204)	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(2,724)	(1,766)
Capital Share Transactions:
Shares sold
Institutional Shares	27,071	67,164
Service Shares	7,591	16,092
Reinvested dividends and distributions
Institutional Shares	2,520	1,766
Service Shares	204	–
Shares repurchased(2)
Institutional Shares	(482,533)	(606,730)
Service Shares	(39,084)	(51,105)
Net Increase/(Decrease) from Capital Share Transactions	(484,231)	(572,813)
Net Increase/(Decrease) in Net Assets	(472,758)	(517,244)
Net Assets:
Beginning of period	1,360,173	1,877,417
End of period	$887,415	$1,360,173
Undistributed net investment income/(loss)*	$306	$312

*  See Note 3 in Notes to Financial Statements.

(1)  Formerly named Janus Aspen Growth Portfolio.

(2)  During the fiscal year ended December 31, 2005 and the year ended December 31, 2004, the Janus Aspen Large Cap Growth Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $267,997,880 and $183,500,092, respectively, on the date of redemption.

See Notes to Financial Statements.

10 Janus Aspen Series December 31, 2005

Financial Highlights

Institutional Shares

For a share outstanding during	Janus Aspen Large Cap Growth Portfolio(1)
each fiscal year ended December 31	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$20.08	$19.23	$14.61	$19.89	$26.48
Income from Investment Operations:
Net investment income/(loss)	.09	.04	.02	.01	.02
Net gain/(loss) on securities (both realized and unrealized)	.76	.84	4.62	(5.29)	(6.56)
Total from Investment Operations	.85	.88	4.64	(5.28)	(6.54)
Less Distributions:
Dividends (from net investment income)*	(.07)	(.03)	(.02)	–	(.01)
Distributions (from capital gains)*	–	–	–	–	(.04)
Total Distributions	(.07)	(.03)	(.02)	–	(.05)
Net Asset Value, End of Period	$20.86	$20.08	$19.23	$14.61	$19.89
Total Return	4.23%	4.57%	31.73%	(26.51)%	(24.73)%
Net Assets, End of Period (in thousands)	$730,374	$1,177,145	$1,666,317	$1,484,889	$2,490,954
Average Net Assets for the Period (in thousands)	$857,660	$1,462,102	$1,533,995	$1,967,021	$2,911,331
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.66%	0.67%	0.67%	0.67%	0.66%
Ratio of Net Expenses to Average Net Assets(3)	0.66%	0.66%	0.67%	0.67%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.31%	0.14%	0.12%	(0.08)%	0.07%
Portfolio Turnover Rate	87%	33%	24%	36%	48%

Service Shares

For a share outstanding during	Janus Aspen Large Cap Growth Portfolio(1)
each fiscal year ended December 31	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$19.85	$19.04	$14.48	$19.76	$26.36
Income from Investment Operations:
Net investment income/(loss)	(.02)	(.04)	(.03)	(.04)	(.02)
Net gain/(loss) on securities (both realized and unrealized)	.82	.85	4.59	(5.24)	(6.54)
Total from Investment Operations	.80	.81	4.56	(5.28)	(6.56)
Less Distributions:
Dividends (from net investment income)*	(.03)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	(.04)
Total Distributions	(.03)	–	–	–	(.04)
Net Asset Value, End of Period	$20.62	$19.85	$19.04	$14.48	$19.76
Total Return	4.01%	4.25%	31.49%	(26.72)%	(24.90)%
Net Assets, End of Period (in thousands)	$157,041	$183,028	$211,100	$177,327	$237,012
Average Net Assets for the Period (in thousands)	$163,753	$191,544	$188,994	$219,594	$160,200
Ratio of Gross Expenses to Average Net Assets(2)(3)	0.91%	0.92%	0.92%	0.92%	0.91%
Ratio of Net Expenses to Average Net Assets(3)	0.91%	0.91%	0.92%	0.92%	0.91%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.06%	(0.11)%	(0.13)%	(0.33)%	(0.20)%
Portfolio Turnover Rate	87%	33%	24%	36%	48%

*  See Note 3 in Notes to Financial Statements.

(1)  Formerly named Janus Aspen Growth Portfolio.

(2)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(3)  See "Explanation of Charts, Tables, and Financial Statements."

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 11

Notes to Schedule of Investments

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Contains those securities in the Russell 1000® Index with a greater-than average growth orientation. Companies in the index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

ADR	American Depositary Receipt

ETD	Euro Time Deposit

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or when-issued securities.

  #  Loaned security; a portion or all of the security is on loan at December 31, 2005.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, when-issued securities and/or securities with extended settlement dates as of December 31, 2005 are noted below.

Portfolio	Aggregate Value
Janus Aspen Large Cap Growth Portfolio(1)	$86,960,166

(1) Formerly named Janus Aspen Growth Portfolio.

12 Janus Aspen Series December 31, 2005

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Large Cap Growth Portfolio (formerly named Janus Aspen Growth Portfolio) (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio will not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

Janus Aspen Series December 31, 2005 13

Notes to Financial Statements (continued)

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2005, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2005
Janus Aspen Large Cap Growth Portfolio(1)	$43,688,729

(1)  Formerly named Janus Aspen Growth Portfolio.

As of December 31, 2005, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2005
Janus Aspen Large Cap Growth Portfolio(1)	$44,692,905

(1)  Formerly named Janus Aspen Growth Portfolio.

As of December 31, 2005, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included on the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the

14 Janus Aspen Series December 31, 2005

Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of Service Shares' average daily net assets.

For the fiscal year ended December 31, Janus Capital assumed $29,856 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

The tax components of capital shown in the table on the next page represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2005, the Portfolio incurred "Post-October" losses during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

Janus Aspen Series December 31, 2005 15

Notes to Financial Statements (continued)

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2005, that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post-October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Large Cap Growth Portfolio(1)(2)	$308,449	$–	$(1,249,892,113)	$(2,033)	$–	$166,685,584

(1) Capital loss carryover is subject to annual limitations.

(2) Formerly named Janus Aspen Growth Portfolio.

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2005

Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011
Janus Aspen Large Cap Growth Portfolio(1)(2)	$(515,930)	$(746,133,290)	$(374,579,329)	$(128,663,564)

(1) Capital loss carryover is subject to annual limitations.

(2) Formerly named Janus Aspen Growth Portfolio.

During the year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Large Cap Growth Portfolio(1)	$54,365,479

(1) Formerly named Janus Aspen Growth Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Large Cap Growth Portfolio(1)	$764,575,754	$176,362,608	$(9,677,024)

(1) Formerly named Janus Aspen Growth Portfolio.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Large Cap Growth Portfolio(1)	$2,723,575	$–	$–	$–

(1) Formerly named Janus Aspen Growth Portfolio.

For the fiscal year ended December 31, 2004	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Growth Portfolio	$1,766,099	$–	$–	$–

16 Janus Aspen Series December 31, 2005

4. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Large Cap Growth Portfolio(1)
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,361	3,527
Reinvested dividends and distributions	125	88
Shares repurchased	(25,104)	(31,619)
Net Increase/(Decrease) in Capital Share Transactions	(23,618)	(28,004)
Shares Outstanding, Beginning of Period	58,632	86,636
Shares Outstanding, End of Period	35,014	58,632
Transactions in Portfolio Shares – Service Shares
Shares sold	384	849
Reinvested dividends and distributions	10	–
Shares repurchased	(1,997)	(2,718)
Net Increase/(Decrease) in Capital Share Transactions	(1,603)	(1,869)
Shares Outstanding, Beginning of Period	9,221	11,090
Shares Outstanding, End of Period	7,618	9,221

(1) Formerly named Janus Aspen Growth Portfolio.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Large Cap Growth Portfolio(1)	$869,255,235	$1,361,235,040	$–	$–

(1) Formerly named Janus Aspen Growth Portfolio.

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay

Janus Aspen Series December 31, 2005 17

Notes to Financial Statements (continued)

Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

18 Janus Aspen Series December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Large Cap Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Large Cap Growth Portfolio (formerly known as Janus Aspen Growth Portfolio) (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 10, 2006

Janus Aspen Series December 31, 2005 19

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Amendments to Advisory Agreements to Conform to Prevailing Industry Practice

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an amended Investment Advisory Agreement ("Amended Agreement") for each applicable Fund and authorized the submission of each Amended Agreement to the Fund's shareholders for approval. Shareholders approved the Amended Agreement for their Fund at a special meeting of Shareholders held on December 29, 2005.

In approving the proposed Amended Agreements, the Trustees considered the recommendations of an independent compliance consultant engaged by Janus Capital Management LLC ("JCM") regarding the form of each of those agreements and concluded that the proposed changes were consistent with industry practice and would reflect an appropriate delegation of authority to JCM clarifying its investment discretion over the Funds it manages.

In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by JCM and the respective subadvisers for subadvised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with JCM management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

Based on their evaluation of the information provided by JCM, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and JCM were fair and reasonable in light of the nature and quality of the services provided by JCM, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment.

In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of JCM and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of JCM and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by JCM or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of JCM and the actions taken by JCM in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by JCM and, if applicable, the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior

20 Janus Aspen Series December 31, 2005

to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that JCM and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that JCM had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by JCM in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed JCM's management fees for its separate account clients and for its sub-advised funds (for which JCM provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that JCM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that JCM charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to JCM and its affiliates of their relationships with each Fund and found JCM's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of JCM, which they found to be sound.

The Trustees concluded that the management fees and any other compensation payable by each Fund to JCM and its affiliates, as well as the fees paid by JCM or a Fund to the subadvisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees JCM charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by JCM, the investment performance of the Fund and the expense limitations agreed to by JCM.

Economies of Scale

The Trustees received and considered information about the potential of JCM to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except one Fund that has breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of JCM, JCM is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. The Trustees considered certain Amended Agreements that included a change to the advisory fee to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period. Such a fee structure is likely to increase or decrease JCM's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between JCM

Janus Aspen Series December 31, 2005 21

Additional Information (unaudited) (continued)

and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to JCM and its affiliates from their relationship with the Funds. They recognized that affiliates of JCM separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered JCM's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of JCM, as well as JCM's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that JCM's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by JCM and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefore, the Funds and JCM may potentially benefit from their relationship with each other in other ways. They concluded that JCM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from JCM's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of JCM. They further concluded that success of each Fund could attract other business to JCM or its other Funds and that the success of JCM could enhance JCM's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the current Investment Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. In approving the Amended Agreements the Independent Trustees also concluded that the Amended Agreement, as proposed, was in the best interest of the Fund and its shareholders.

22 Janus Aspen Series December 31, 2005

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series December 31, 2005 23

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also reported.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of uninvested cash balances earning interest or balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

24 Janus Aspen Series December 31, 2005

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2005:

Dividends Received Deduction Percentage

Portfolio
Janus Aspen Large Cap Growth Portfolio(1)	100%

(1) Formerly named Janus Aspen Growth Portfolio.

Janus Aspen Series December 31, 2005 25

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary.

Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of the report, collectively, these three registered investment companies consist of 69 series or funds.

In April 2003, the Trustees established an Advisory Board to provide the Trustees advice regarding Janus Aspen Large Cap Growth Portfolio and certain other Janus funds that, in connection with the reorganization of the Berger family of funds into the Janus funds, received assets from the Berger funds. The Advisory Board was designated by a majority vote of the Trustees and served a two-year term, which ended March 2005.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund and Janus Adviser Series.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees*

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 62	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus World Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 49	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 48	Trustee	6/02-Present	Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	69		Trustee of Asian Cultural Council.

26 Janus Aspen Series December 31, 2005

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees* (cont.)

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 67	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69	Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (metals distributor), and W.W. Grainger, Inc. (industrial distributor) and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), the University of Chicago, and Chicago Public Education Fund.

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Partners (private equity firm); and Professor Emeritus of Business of University of Colorado. Formerly, Professor of Business, University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 61	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 67	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 58	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005); and President of Leo Burnett (USA) (advertising agency) (1996-2000).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

Janus Aspen Series December 31, 2005 27

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

Thomas H. Bailey*** 151 Detroit Street Denver, CO 80206 Age 68	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation; and Director (1997-2001) of Janus Distributors, Inc.	69	N/A

* All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected by shareholders as Trustees of the Trust on December 29, 2005. In addition, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.

** Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

*** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Blaine P. Rollins 151 Detroit Street Denver, CO 80206 Age 38	Executive Vice President and Portfolio Manager Large Cap Growth Portfolio	1/00-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 35	Chief Legal Counsel and Secretary	1/06-Present	Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Bonnie M. Howe** 151 Detroit Street Denver, CO 80206 Age 40	Vice President	12/99-1/06	Vice President and Assistant General Counsel of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 40	President and Chief Executive Officer General Counsel Vice President and Secretary	1/06-Present 4/04-12/05 12/99-12/05	Senior Vice President and General Counsel of Janus Capital and Janus Services LLC: and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Bonnie M. Howe intends to resign her positions with Janus Capital Group Inc. and its subsidiaries effective January 11, 2006.

28 Janus Aspen Series December 31, 2005

Officers (cont.)

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 48	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Girard C. Miller*** 151 Detroit Street Denver, CO 80206 Age 54	President and Chief Executive Officer	11/03-12/05	Executive Vice President and Chief Operating Officer of Janus Capital Group Inc. and Janus Capital; President of Janus Distributors LLC and Janus Capital International LLC; Executive Vice President of Janus Services LLC; President and Director of Janus Management Holdings Corporation; and Chief Operating Officer and President of Capital Group Partners, Inc. Formerly, President and Chief Executive Officer of ICMA Retirement Corporation (1993-2003).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 43	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

*** Mr. Miller resigned his positions with Janus Capital Group Inc. and its subsidiaries effective December 30, 2005.

Janus Aspen Series December 31, 2005 29

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on November 22, 2005 and adjourned and reconvened to December 29, 2005. At the meeting, the following matters were voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

Elect nine Trustees, including eight "independent" candidates.

	Number of Shares			Percentage of Outstanding Shares			Percentage of Shares Voted
Trustees	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jerome S. Contro	305,036,919	13,749,999	318,786,918	76.17%	3.43%	79.60%	95.69%	4.31%	100.00%
William F. McCalpin	305,465,577	13,321,341	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
John W. McCarter, Jr.	305,094,088	13,692,830	318,786,918	76.18%	3.42%	79.60%	95.70%	4.30%	100.00%
Dennis B. Mullen	305,292,961	13,493,957	318,786,918	76.23%	3.37%	79.60%	95.77%	4.23%	100.00%
James T. Rothe	305,454,522	13,332,396	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
William D. Stewart	305,342,707	13,444,211	318,786,918	76.24%	3.36%	79.60%	95.78%	4.22%	100.00%
Martin H. Waldinger	304,893,973	13,892,945	318,786,918	76.13%	3.47%	79.60%	95.64%	4.36%	100.00%
Linda S. Wolf	304,970,915	13,816,003	318,786,918	76.15%	3.45%	79.60%	95.67%	4.33%	100.00%
Thomas H. Bailey	305,017,094	13,769,824	318,786,918	76.16%	3.44%	79.60%	95.68%	4.32%	100.00%

Proposal 2a

To approve amendments to the Trust's Amended and Restated Trust Instrument to provide for shareholder votes to be counted based upon each dollar of net asset value held by the shareholder rather than one vote for each share.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	280,014,672	28,222,128	10,550,118	-	69.92%	7.05%	2.63%	0.00%	87.84%	8.85%	3.31%	0.00%

Proposal 2b

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to reorganize all or a portion of the Trust or any of its Portfolios or classes.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	284,529,475	22,832,884	11,424,559	-	71.05%	5.70%	2.85%	0.00%	89.26%	7.16%	3.58%	0.00%

Proposal 2c

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to liquidate the Trust or any Portfolio or class thereof.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	278,988,114	27,248,932	12,549,871	-	69.67%	6.80%	3.13%	0.00%	87.51%	8.55%	3.94%	0.00%

Proposal 4a

To approve certain amendments to the Portfolio's investment advisory agreement with Janus Capital to conform to prevailing industry practice.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Portfolio	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Large Cap Growth Portfolio(1)	44,889,971	36,053,483	1,592,081	1,504,940	-	80.31%	3.55%	3.35%	0.00%	92.09%	4.07%	3.84%	0.00%

(1) Formerly named Janus Aspen Growth Portfolio.

30 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 31

Notes

32 Janus Aspen Series December 31, 2005

Notes

Janus Aspen Series December 31, 2005 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (01/06)

C-0106-363  109-02-701 02-06

2005 Annual Report

Janus Aspen Series

Janus Aspen Mid Cap Growth Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Schedule of Investments	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	19

Additional Information	20

Explanation of Charts, Tables and Financial Statements	23

Trustees and Officers	25

Shareholder Meeting	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary are just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series December 31, 2005 1

Janus Aspen Mid Cap Growth Portfolio (unaudited)

"My goal isn't to be brilliant or flashy in individual races, just to be consistent over the long run." – Four time America's Cup winner Dennis Connor

In managing your Portfolio, I believe consistency of process is the best way to generate good investment performance over the long run. While consistency of process may not lead to flashy performance in the near-term, I am hopeful it leads to long-term success. In my opinion, winning the long-term race in the investment world requires balancing risk and reward – seeking the reward by growing your investment when the market is favorable and being cognizant of the risk by attempting to limit losses of capital when the environment is less favorable.

I continue to look for the best balance of risk/reward in companies with exciting growth opportunities, but that also possess predictable revenue streams, expanding profit margins and a balance sheet appropriate to the business model. I also remain committed to finding growth stocks in a wide variety of industries rather than just focusing on a few, as well as constructing a Portfolio that is not overly concentrated in a few large holdings. Janus' strong team of analysts is an invaluable resource in these endeavors and I am greatly indebted to their hard work and subject expertise.

In past communications, I've written about the virtues of patience as exhibited by low turnover, or frequency of trading, for the Portfolio. This strategy seeks to result in lower trading costs to you as a shareholder and also in a lower tax burden over time. I am happy to report that your turnover rate remained consistent and below average relative to other mid-cap growth portfolios. For the fiscal year 2004, the turnover rate in your Portfolio was 25.12%, and for the most recent fiscal year the turnover rate was 31.58%.

Performance Review

Janus Aspen Mid Cap Growth Portfolio gained 12.31% for its Institutional Shares and 12.03% for its Service Shares for the 12 months ended December 31, 2005. In comparison, the Portfolio's primary benchmark, the Russell Midcap® Growth Index, and its secondary benchmark, the S&P MidCap 400 Index, returned 12.10% and 12.56%, respectively. In general, mid-cap stocks continued to outperform those in the large-cap arena. While this will not continue indefinitely, mid-cap stocks continue to have many attributes which make them attractive, most notably their ability to grow earnings at attractive rates.

From a macro perspective, strong corporate earnings growth trumped the many concerns buffeting markets during the period. Rising raw materials prices, generally increasing interest rates and somewhat weaker consumer confidence are potential negatives which will bear watching in the coming months.

Now I'd like to discuss the Portfolio's results in greater detail, giving you some specific examples of stock picks that both helped and hurt performance. Effective stock selection within the negative technology hardware and equipment sector contributed significantly to the Portfolio's performance, as did select holdings from the pharmaceuticals and biotechnology group. Meanwhile, setbacks among stocks in the consumer durables and materials groups held back the Portfolio's relative performance.

Winners Included Longtime Energy Position

One of the Portfolio's longtime energy holdings, EOG Resources, benefited from the extended rise in natural gas prices. The company has an impressive track record of extracting gas from the fields it owns, while also effectively replacing the gas it extracts with newfound reserves elsewhere on land it controls. Such "reserve replacement" helps provide long-term visibility as to the future stream of cash the company can generate. High natural gas prices should continue to help EOG, and the company is exploring a new gas field that could yield promising results in 2006. As the stock appreciated this year, I used the opportunity to trim the position, although it remained among the top holdings in the Portfolio.

Portfolio Snapshot

This portfolio invests in medium-sized companies believed to have moved beyond their emerging growth phase but that still may have room to expand their business and grow.

Jonathan Coleman

portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	December 31, 2005	December 31, 2004
Celgene Corp.	3.2%	1.3%
EOG Resources, Inc.	3.1%	2.0%
Nextel Partners, Inc. - Class A	3.1%	1.1%
Lamar Advertising Co.	2.8%	2.7%
Advanced Micro Devices, Inc.	2.4%	1.7%
Kinder Morgan, Inc.	2.3%	2.9%
T. Rowe Price Group, Inc.	2.3%	2.1%
Dean Foods Co.	1.9%	1.2%
Ball Corp.	1.9%	2.5%
Marvell Technology Group, Ltd.	1.8%	1.2%

2 Janus Aspen Series December 31, 2005

(unaudited)

Biotechnology concern Celgene was an exceptionally strong performer, as an advisory review panel gave a positive vote to the company's Revlimid treatment for the blood cancer myelodysplastic syndromes (MDS). The Food and Drug Administration approved the drug during the final week of December 2005. Janus' surveys of physicians indicate that market response to Revlimid could be decidedly positive over the coming months and years. A number of specialists indicated that the drug would be heavily utilized in the appropriate patient population. We have owned Celgene for several years, attracted to its significant development pipeline of new drugs such as Revlimid, its existing drug Thalomid, which generates profits for the company today, and its cash-rich balance sheet, which funds future drug development.

Select Biotechnology and Semiconductor Names Slowed Results

As it inevitably occurs, I also make mistakes in selecting stocks for the Portfolio, and this year was no exception. Two of the biggest laggards during the period came from the biotechnology and semiconductor space, where rewards can be high, but so can risks.

Biotechnology firm Pharmion was a disappointment as it reported slower-than-expected growth in its Vidaza treatment for MDS. Our surveys of physicians showed that the increasing percentage of new patients taking Vidaza was adequate to meet the company's financial projections. What we missed is that existing patients were dropping off treatment faster than expected due to what we believe was a poor marketing effort from Pharmion. With continuing concerns about the company's ability to effectively market Vidaza, we decided to sell the stock. We've learned a valuable lesson and will incorporate such analysis in our future surveys.

Semiconductor producer International Rectifier, which declined after posting disappointing revenue and earnings growth in two consecutive quarters, was another significant underperformer. We believe the company is transitioning from a commodity, low margin supplier to a more value-added, higher-margin model. The transition has clearly not been without its challenges, but we believe there are still a number of attractive elements to the company. First, it has expertise in fast-growing areas such as semiconductors used to control various functions in hybrid automobiles. Additionally, the company had over $900 million in cash on its balance sheet at the end of the year, a portion of which it has elected to return to shareholders via a stock repurchase. While I am disappointed in the short-term performance, I believe the long-term investment thesis is largely unchanged and therefore maintained a position in the stock.

Summary

I would like to close by reiterating that I am an investor alongside you in the Portfolio's retail counterpart, Janus Enterprise Fund. I contribute a portion of every paycheck into Janus Enterprise Fund and have never sold a share since taking over its management in February 2002. I take my obligation of trust very seriously and work every day to support the confidence you have placed in me and in Janus.

Thank you for your continued investment in Janus Aspen Mid Cap Growth Portfolio.

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

Janus Aspen Series December 31, 2005 3

Janus Aspen Mid Cap Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2005

	One Year	Five Year	Ten Year	Since Inception*
Janus Aspen Mid Cap Growth Portfolio - Institutional Shares	12.31%	(4.38)%	7.21%	10.75%
Janus Aspen Mid Cap Growth Portfolio - Service Shares	12.03%	(4.61)%	6.94%	10.47%
Russell Midcap® Growth Index	12.10%	1.38%	9.27%	10.25%
S&P MidCap 400 Index	12.56%	8.60%	14.36%	14.09%
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Mid-Cap Growth Funds	44/137	55/74	14/23	5/13

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – September 13, 1993

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05)*
Actual	$1,000.00	$1,117.90	$3.63
Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47
Expense Example - Service Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05)*
Actual	$1,000.00	$1,116.70	$4.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.74

*Expenses are equal to the annualized expense ratio of 0.68% for Institutional Shares and 0.93% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

There is no assurance that the investment process will consistently lead to successful investing.

A Portfolio that emphasizes investments in smaller companies may experience greater price volatility.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

4 Janus Aspen Series December 31, 2005

Janus Aspen Mid Cap Growth Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Common Stock - 99.1%
Advertising Sales - 2.8%
482,091	Lamar Advertising Co.*,#	$22,243,679
Airlines - 1.2%
169,709	Ryanair Holdings PLC (ADR)*,#	9,502,007
Apparel Manufacturers - 0.7%
156,537	Coach, Inc.*	5,218,944
Applications Software - 0.4%
99,973	Citrix Systems, Inc.*	2,877,223
Audio and Video Products - 1.5%
119,134	Harman International Industries, Inc.	11,657,262
Batteries and Battery Systems - 0.4%
61,860	Energizer Holdings, Inc.*,#	3,080,009
Broadcast Services and Programming - 0.4%
242,180	CKX, Inc.*,#	3,148,340
Building - Mobile Home and Manufactured Homes - 1.5%
305,065	Thor Industries, Inc.#	12,223,955
Building - Residential and Commercial - 0.9%
10,640	NVR, Inc.*,#	7,469,280
Casino Services - 0.6%
172,808	Scientific Games Corp. - Class A*,#	4,714,202
Cellular Telecommunications - 3.1%
871,687	Nextel Partners, Inc. - Class A*,#	24,354,935
Coal - 0%
21,720	International Coal Group, Inc.*	206,340
Commercial Services - 1.0%
193,752	Iron Mountain, Inc.*,#	8,180,209
Commercial Services - Finance - 3.4%
233,094	Jackson Hewitt Tax Service, Inc.#	6,459,035
158,876	Moody's Corp.	9,758,164
267,590	Paychex, Inc.	10,200,530
		26,417,729
Computer Services - 1.0%
157,705	Ceridian Corp.*	3,918,969
203,320	IHS, Inc. - Class A*,#	4,172,127
		8,091,096
Computers - 1.0%
113,079	Apple Computer, Inc.*	8,129,249
Computers - Integrated Systems - 0.4%
104,894	NCR Corp.*,#	3,560,102
Containers - Metal and Glass - 2.9%
371,361	Ball Corp.	14,750,459
392,177	Owens-Illinois, Inc.*	8,251,404
		23,001,863
Cruise Lines - 0.5%
82,591	Royal Caribbean Cruises, Ltd. (U.S. Shares)#	3,721,550
Data Processing and Management - 1.3%
236,379	NAVTEQ Corp.*	10,369,947
Dental Supplies and Equipment - 0.8%
190,840	Patterson Companies, Inc.*,#	6,374,056
Diagnostic Kits - 1.1%
215,700	Dade Behring Holdings, Inc.#	8,819,973

Shares or Principal Amount		Value
E-Commerce/Services - 0.7%
202,725	IAC/InterActiveCorp*	$5,739,145
Electric Products - Miscellaneous - 1.3%
234,782	AMETEK, Inc.#	9,987,626
Electronic Components - Semiconductors - 3.8%
609,450	Advanced Micro Devices, Inc.*	18,649,170
292,199	ATI Technologies, Inc. (U.S. Shares)*,#	4,964,461
207,429	International Rectifier Corp.*,#	6,616,985
		30,230,616
Electronic Measuring Instruments - 0.5%
109,975	Trimble Navigation, Ltd.*,#	3,903,013
Entertainment Software - 1.3%
365,305	Activision, Inc.*	5,019,291
100,005	Electronic Arts, Inc.*	5,231,261
		10,250,552
Fiduciary Banks - 1.3%
99,288	Investors Financial Services Corp.#	3,656,777
128,953	Northern Trust Corp.	6,682,345
		10,339,122
Finance - Commercial - 0.9%
330,370	CapitalSource, Inc.*,#	7,400,288
Finance - Other Services - 1.2%
26,863	Chicago Mercantile Exchange Holdings, Inc.	9,871,884
Food - Canned - 0.6%
258,890	TreeHouse Foods, Inc.*	4,846,421
Food - Dairy Products - 1.9%
397,371	Dean Foods Co.*	14,964,992
Hotels and Motels - 1.4%
14,535	Four Seasons Hotels, Inc.	723,116
156,096	Starwood Hotels & Resorts Worldwide, Inc.	9,968,291
		10,691,407
Human Resources - 1.8%
232,499	Manpower, Inc.	10,811,203
80,155	Robert Half International, Inc.	3,037,073
		13,848,276
Industrial Automation and Robotics - 0.5%
73,371	Rockwell Automation, Inc.	4,340,628
Instruments - Scientific - 1.1%
141,768	Fisher Scientific International, Inc.*,#	8,769,768
Insurance Brokers - 0.5%
98,255	Willis Group Holdings, Ltd.	3,629,540
Internet Infrastructure Software - 0.9%
88,830	F5 Networks, Inc.*,#	5,080,187
300,791	TIBCO Software, Inc.*,#	2,246,909
		7,327,096
Internet Security - 0.5%
196,307	Check Point Software Technologies, Ltd. (U.S. Shares)*	3,945,771
Investment Management and Advisory Services - 2.8%
78,945	National Financial Partners Corp.#	4,148,560
248,923	T. Rowe Price Group, Inc.	17,929,923
		22,078,483
Leisure and Recreation Products - 0.6%
121,517	Brunswick Corp.#	4,940,881

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 5

Janus Aspen Mid Cap Growth Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Machinery - Construction and Mining - 1.7%
220,634	Terex Corp.*	$13,105,660
Machinery - Pumps - 0.6%
134,230	Graco, Inc.	4,896,710
Medical - Biomedical and Genetic - 4.1%
388,073	Celgene Corp.*	25,147,130
112,035	Invitrogen Corp.*,#	7,466,012
		32,613,142
Medical - Drugs - 0.9%
60,305	Forest Laboratories, Inc.*	2,453,207
52,477	Merck KGaA	4,352,012
		6,805,219
Medical - HMO - 1.6%
215,761	Coventry Health Care, Inc.*	12,289,747
Medical - Nursing Homes - 0.8%
165,900	Manor Care, Inc.#	6,597,843
Medical Instruments - 1.7%
50,565	Foxhollow Technologies, Inc.*,#	1,506,331
31,287	Intuitive Surgical, Inc.*,#	3,669,026
169,672	St. Jude Medical, Inc.*	8,517,535
		13,692,892
Medical Products - 0.9%
135,108	Varian Medical Systems, Inc.*	6,801,337
Motion Pictures and Services - 0.5%
540,902	Lions Gate Entertainment Corp. (U.S. Shares)*	4,154,127
Multi-Line Insurance - 1.4%
247,771	Assurant, Inc.	10,775,561
Oil Companies - Exploration and Production - 4.1%
334,419	EOG Resources, Inc.	24,536,321
139,491	Murphy Oil Corp.#	7,531,119
		32,067,440
Optical Supplies - 0.9%
52,018	Alcon, Inc. (U.S. Shares)	6,741,533
Pipelines - 2.3%
200,778	Kinder Morgan, Inc.	18,461,537
Printing - Commercial - 0.6%
132,755	R.R. Donnelley & Sons Co.	4,541,549
Property and Casualty Insurance - 1.0%
161,687	W. R. Berkley Corp.	7,699,535
Recreational Vehicles - 0.6%
101,313	Polaris Industries, Inc.#	5,085,913
Reinsurance - 1.7%
4,524	Berkshire Hathaway, Inc. - Class B*	13,280,202
Respiratory Products - 0.8%
180,724	Respironics, Inc.*	6,699,439
Retail - Apparel and Shoe - 0.3%
61,525	Nordstrom, Inc.	2,301,035
Retail - Auto Parts - 0.8%
147,408	Advance Auto Parts, Inc.*	6,406,352
Retail - Office Supplies - 2.0%
132,845	Office Depot, Inc.*,#	4,171,333
500,760	Staples, Inc.	11,372,260
		15,543,593

Shares or Principal Amount		Value
Retail - Restaurants - 0.4%
64,357	Yum! Brands, Inc.	$3,017,056
Schools - 1.2%
90,139	Apollo Group, Inc. - Class A*	5,449,804
39,541	Strayer Education, Inc.#	3,704,992
		9,154,796
Semiconductor Components/Integrated Circuits - 2.6%
157,276	Linear Technology Corp.	5,672,945
260,804	Marvell Technology Group, Ltd.*	14,628,497
		20,301,442
Semiconductor Equipment - 1.3%
117,656	KLA-Tencor Corp.	5,803,971
197,462	Novellus Systems, Inc.*	4,762,783
		10,566,754
Telecommunication Equipment - 1.6%
179,225	Adtran, Inc.	5,330,152
167,532	Harris Corp.	7,205,551
		12,535,703
Telecommunication Services - 1.0%
275,967	Amdocs, Ltd. (U.S. Shares)*,#	7,589,093
Television - 0.9%
230,128	Univision Communications, Inc. - Class A*	6,763,462
Textile-Home Furnishings - 1.0%
89,057	Mohawk Industries, Inc.*	7,746,178
Therapeutics - 3.1%
167,541	Gilead Sciences, Inc.*	8,817,683
210,265	Neurocrine Biosciences, Inc.*	13,189,923
40,960	United Therapeutics Corp.*	2,831,155
		24,838,761
Toys - 1.0%
469,995	Marvel Entertainment, Inc.*,#	7,698,518
Transportation - Marine - 0.7%
97,643	Alexander & Baldwin, Inc.#	5,296,156
Transportation - Railroad - 1.1%
108,215	Canadian National Railway Co. (U.S. Shares)	8,656,118
Transportation - Services - 1.6%
171,860	C.H. Robinson Worldwide, Inc.	6,363,976
86,971	Expeditors International of Washington, Inc.#	5,871,412
		12,235,388
Transportation - Truck - 0.5%
179,515	J.B. Hunt Transport Services, Inc.	4,064,220
Wireless Equipment - 1.3%
368,525	Crown Castle International Corp.*	9,917,008
Total Common Stock (cost $499,851,458)		781,408,478
Other Securities - 9.1%
72,129,592	State Street Navigator Securities Lending Prime Portfolio† (cost $72,129,592)	72,129,592

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series December 31, 2005

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Repurchase Agreement - 1.1%
$8,300,000	Bear Stearns & Company, Inc., 4.30% dated 12/30/05, maturing 1/3/06 to be repurchased at $8,303,966 collateralized by $73,931,148 in U.S. Government Agencies 0% - 27.045%, 2/15/09 - 12/25/35 with a value of $8,466,016 (cost $8,300,000)	$8,300,000
Total Investments (total cost $580,281,050) – 109.3%		861,838,070
Liabilities, net of Cash, Receivables and Other Assets — (9.3)%		(73,527,637)
Net Assets – 100%		$788,310,433

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$18,258,037	2.1%
Canada	18,497,822	2.1%
Germany	4,352,012	0.5%
Ireland	9,502,007	1.1%
Israel	3,945,771	0.5%
Liberia	3,721,550	0.4%
Switzerland	6,741,533	0.8%
United Kingdom	7,589,093	0.9%
United States††	789,230,245	91.6%
Total	$861,838,070	100.0%

††Includes Short-Term Securities and Other Securities (82.2% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 7

Statement of Assets and Liabilities

As of December 31, 2005 (all numbers in thousands except net asset value per share)	Janus Aspen Mid Cap Growth Portfolio
Assets:
Investments at cost(1)	$580,281
Investments at value(1)	$861,838
Cash	972
Receivables:
Investments sold	794
Portfolio shares sold	85
Dividends	1,031
Interest	13
Other assets	12
Total Assets	864,745
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	72,130
Investments purchased	647
Portfolio shares repurchased	3,113
Advisory fees	435
Transfer agent fees and expenses	1
Distribution fees - Service Shares	55
Non-interested Trustees' fees and expenses	8
Accrued expenses	46
Total Liabilities	76,435
Net Assets	$788,310
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,005,131
Undistributed net investment income/(loss)*	(13)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(498,365)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	281,557
Total Net Assets	$788,310
Net Assets - Institutional Shares	$532,085
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	18,332
Net Asset Value Per Share	$29.02
Net Assets - Service Shares	$256,225
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,020
Net Asset Value Per Share	$28.41

*  See Note 3 in Notes to Financial Statements.

(1)  Investments at cost and value include $70,471,652 of securities loaned for Janus Aspen Mid Cap Growth Portfolio (Note 1).

See Notes to Financial Statements.

8 Janus Aspen Series December 31, 2005

Statement of Operations

For the fiscal year ended December 31, 2005 (all numbers in thousands)	Janus Aspen Mid Cap Growth Portfolio
Investment Income:
Interest	$372
Securities lending income	103
Dividends	5,949
Foreign tax withheld	(49)
Total Investment Income	6,375
Expenses:
Advisory fees	6,089
Transfer agent fees and expenses	4
Registration fees	12
Custodian fees	21
Professional fees	23
Non-interested Trustees' fees and expenses	35
Distribution fees - Service Shares	611
Other expenses	211
Non-recurring costs (Note 2)	1
Costs assumed by Janus Capital Management LLC (Note 2)	(1)
Total Expenses	7,006
Expense and Fee Offsets	(9)
Net Expenses	6,997
Net Investment Income/(Loss)	(622)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	249,030 (1)
Net realized gain/(loss) from foreign currency transactions	(14)
Change in net unrealized appreciation/(depreciation) of investments and foreign currency translations	(202,680)
Payment from affiliate (Note 2)	11
Net Realized and Unrealized Gain/(Loss) on Investments	46,347
Net Increase/(Decrease) in Net Assets Resulting from Operations	$45,725

(1)  Includes $140,562,048 of realized gains resulting from a redemption-in-kind during the fiscal year ended December 31, 2005 for the Janus Aspen Mid Cap Growth Portfolio.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 9

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Mid Cap Growth Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$(622)	$(1,384)
Net realized gain/(loss) from investment and foreign currency transactions	249,016	254,164
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(202,680)	74,974
Payment from affiliate (Note 2)	11	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	45,725	327,754
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	–	–
Service Shares	–	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	–	–
Capital Share Transactions:
Shares sold
Institutional Shares	46,429	65,902
Service Shares	45,107	61,936
Reinvested dividends and distributions
Institutional Shares	–	–
Service Shares	–	–
Shares repurchased(1)
Institutional Shares	(738,113)	(797,125)
Service Shares	(57,069)	(66,497)
Net Increase/(Decrease) from Capital Share Transactions	(703,646)	(735,784)
Net Increase/(Decrease) in Net Assets	(657,921)	(408,030)
Net Assets:
Beginning of period	1,446,231	1,854,261
End of period	$788,310	$1,446,231
Undistributed net investment income/(loss)*	$(13)	$–

*  See Note 3 in Notes to Financial Statements.

(1)  During the fiscal year ended December 31, 2005 and the fiscal year ended December 31, 2004, Janus Aspen Mid Cap Growth Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $548,227,740 and $433,731,937, respectively, on the date of redemption.

See Notes to Financial Statements.

10 Janus Aspen Series December 31, 2005

Financial Highlights

Institutional Shares For a share outstanding during	Janus Aspen Mid Cap Growth Portfolio
each fiscal year ended December 31	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$25.84		$21.40	$15.84	$21.98	$36.30
Income from Investment Operations:
Net investment income/(loss)	.08		.02	.01	(.01)	– (1)
Net gain/(loss) on securities (both realized and unrealized)	3.10		4.42	5.55	(6.13)	(14.32)
Total from Investment Operations	3.18		4.44	5.56	(6.14)	(14.32)
Less Distributions and Other:
Dividends (from net investment income)*	–		–	–	–	–
Distributions (from capital gains)*	–		–	–	–	–
Payment from affiliate	–	(2)	–	–	–	–
Total Distributions and Other	–		–	–	–	–
Net Asset Value, End of Period	$29.02		$25.84	$21.40	$15.84	$21.98
Total Return	12.31	%(3)	20.75%	35.10%	(27.93)%	(39.45)%
Net Assets, End of Period (in thousands)	$532,085		$1,205,813	$1,649,423	$1,324,273	$2,104,733
Average Net Assets for the Period (in thousands)	$706,963		$1,579,383	$1,461,491	$1,609,280	$2,508,186
Ratio of Gross Expenses to Average Net Assets(4)(5)	0.67%		0.66%	0.67%	0.67%	0.67%
Ratio of Net Expenses to Average Net Assets(5)	0.67%		0.66%	0.67%	0.67%	0.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.01)%		(0.05)%	(0.11)%	(0.07)%	(0.22)%
Portfolio Turnover Rate	32%		25%	36%	63%	99%
Service Shares For a share outstanding during	Janus Aspen Mid Cap Growth Portfolio
each fiscal year ended December 31	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$25.36		$21.05	$15.62	$21.73	$35.97
Income from Investment Operations:
Net investment income/(loss)	(.05)		(.05)	(.03)	(.04)	(.09)
Net gain/(loss) on securities (both realized and unrealized)	3.10		4.36	5.46	(6.07)	(14.15)
Total from Investment Operations	3.05		4.31	5.43	(6.11)	(14.24)
Less Distributions and Other:
Dividends (from net investment income)*	–		–	–	–	–
Distributions (from capital gains)*	–		–	–	–	–
Payment from affiliate	–	(2)	–	–	–	–
Total Distributions and Other	–		–	–	–	–
Net Asset Value, End of Period	$28.41		$25.36	$21.05	$15.62	$21.73
Total Return	12.03	%(3)	20.48%	34.76%	(28.12)%	(39.59)%
Net Assets, End of Period (in thousands)	$256,225		$240,418	$204,838	$137,089	$169,656
Average Net Assets for the Period (in thousands)	$244,487		$211,792	$167,689	$149,682	$146,884
Ratio of Gross Expenses to Average Net Assets(4)(5)	0.92%		0.91%	0.92%	0.92%	0.92%
Ratio of Net Expenses to Average Net Assets(5)	0.92%		0.91%	0.92%	0.92%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.23)%		(0.28)%	(0.35)%	(0.32)%	(0.48)%
Portfolio Turnover Rate	32%		25%	36%	63%	99%%

*  See Note 3 in Notes to Financial Statements.

(1)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended December 31, 2005, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(5)  See "Explanations of Charts, Tables and Financial Statements."

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 11

Notes to Schedule of Investments

Lipper Variable Annuity Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400® Index.

Russell Midcap® Growth Index	Consists of stocks from the Russell MidCap® Index with a greater-than-average growth orientation. The Russell MidCap® Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization.

S&P MidCap 400 Index	Is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*  Non-income-producing security.

#  Loaned security; a portion or all of the security is on loan at December 31, 2005.

†  The security is purchased with the cash collateral received from securities on loan (Note 1).

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

12 Janus Aspen Series December 31, 2005

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Mid Cap Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Portfolio will not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

Janus Aspen Series December 31, 2005 13

Notes to Financial Statements (continued)

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2005, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2005
Janus Aspen Mid Cap Growth Portfolio	$70,471,652

As of December 31, 2005, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2005
Janus Aspen Mid Cap Growth Portfolio	$72,129,592

As of December 31, 2005, all cash collateral received by the Portfolio was invested into the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included on the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and

14 Janus Aspen Series December 31, 2005

may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

For the fiscal year ended December 31, 2005, Janus Capital assumed $29,856 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

During the fiscal year ended December 31, 2005, Janus Capital reimbursed the Portfolio $7,570 for Institutional Shares and $3,118 for Service Shares, as a result of dilutions caused by pricing and/or valuation errors.

During the fiscal year ended December 31, 2005, Janus Services reimbursed the Portfolio $2 for Service Shares, as a result of dilutions caused by incorrectly processed shareholder activity.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

The tax components of capital shown in the table on the next page represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2005, the Portfolio incurred "Post-October" losses during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Aspen Series December 31, 2005 15

Notes to Financial Statements (continued)

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2005, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Mid Cap Growth Portfolio(1)	$–	$–	$(498,245,523)	$(12,540)	$–	$281,437,617

(1)  Capital Loss Carryover is subject to annual limitations.

The capital loss carryover in Janus Aspen Mid Cap Growth Portfolio is subject to annual limitations under applicable tax laws and may expire unused as a result of a significant change in share ownership during the current year. Due to these limitations, $1,705,786,573 of the carryover will not be available for use. As a result, this amount has been reclassified to paid-in-capital.

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2005

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011
Janus Aspen Mid Cap Growth Portfolio(1)	$(420,989,807)	$(53,089,575)	$(24,166,141)

(1)  Capital Loss Carryover is subject to annual limitations.

During the year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Mid Cap Growth Portfolio	$107,905,953

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below.Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Mid Cap Growth Portfolio	$580,400,453	$296,631,624	$(15,194,007)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Mid Cap Growth Portfolio	$–	$–	$–	$(612,343)
For the fiscal year ended December 31, 2004	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Mid Cap Growth Portfolio	$–	$–	$–	$(1,380,578)

16 Janus Aspen Series December 31, 2005

4. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Mid Cap Growth Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,755	2,862
Reinvested dividends and distributions	–	–
Shares repurchased	(30,080)	(33,274)
Net Increase/(Decrease) in Capital Share Transactions	(28,325)	(30,412)
Shares Outstanding, Beginning of Period	46,657	77,069
Shares Outstanding, End of Period	18,332	46,657
Transactions in Portfolio Shares – Service Shares
Shares sold	1,762	2,764
Reinvested dividends and distributions	–	–
Shares repurchased	(2,222)	(3,014)
Net Increase/(Decrease) in Capital Share Transactions	(460)	(250)
Shares Outstanding, Beginning of Period	9,480	9,730
Shares Outstanding, End of Period	9,020	9,480

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Mid Cap Growth Portfolio	$298,388,019	$994,684,990	$–	$–

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its

Janus Aspen Series December 31, 2005 17

Notes to Financial Statements (continued)

affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

18 Janus Aspen Series December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Mid Cap Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Mid Cap Growth Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 10, 2006

Janus Aspen Series December 31, 2005 19

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Amendments to Advisory Agreements to Conform to Prevailing Industry Practice

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an  amended Investment Advisory Agreement ("Amended Agreement") for each applicable Fund and authorized the submission of each Amended Investment Agreement to the Fund's shareholders for approval. Shareholders approved the Amended Agreement for their Fund at a special meeting of Shareholders held on December 29, 2005.

In approving the proposed Agreements, the Trustees considered the recommendations of an independent compliance consultant engaged by Janus Capital Management LLC ("JCM") regarding the form of each of those agreements and concluded that the proposed changes were consistent with industry practice and would reflect an appropriate delegation of authority to JCM clarifying its investment discretion over the Funds it manages.

In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by JCM and the respective subadvisers for subadvised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with JCM management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

Based on their evaluation of the information provided by JCM, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and JCM were fair and reasonable in light of the nature and quality of the services provided by JCM, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment.

In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of JCM and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of JCM and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by JCM or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of JCM and the actions taken by JCM in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by JCM and, if applicable, the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms

20 Janus Aspen Series December 31, 2005

in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that JCM and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that JCM had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by JCM in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed JCM's management fees for its separate account clients and for its sub-advised funds (for which JCM provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that JCM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that JCM charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to JCM and its affiliates of their relationships with each Fund and found JCM's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of JCM, which they found to be sound.

The Trustees concluded that the management fees and any other compensation payable by each Fund to JCM and its affiliates, as well as the fees paid by JCM or a Fund to the subadvisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees JCM charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by JCM, the investment performance of the Fund and the expense limitations agreed to by JCM.

Economies of Scale

The Trustees received and considered information about the potential of JCM to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except one Fund that has breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of JCM, JCM is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. The Trustees considered certain Amended Agreements that included a change to the advisory fee to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period. Such a fee structure is likely to increase or declined. The Trustees considered certain Amended Agreements that included a change to the JCM's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between JCM and the Fund of economies of scale at the current asset level of the Fund.

Janus Aspen Series December 31, 2005 21

Additional Information (unaudited) (continued)

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to JCM and its affiliates from their relationship with the Funds. They recognized that affiliates of JCM separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered JCM's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of JCM, as well as JCM's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that JCM's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by JCM and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefore, the Funds and JCM may potentially benefit from their relationship with each other in other ways. They concluded that JCM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from JCM's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of JCM. They further concluded that success of each Fund could attract other business to JCM or its other Funds and that the success of JCM could enhance JCM's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the current Investment Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. In approving the Amended Agreements the Independent Trustees also concluded that the Amended Agreement, as proposed, was in the best interest of the Fund and its shareholders.

22 Janus Aspen Series December 31, 2005

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series December 31, 2005 23

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings. The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of uninvested cash balances earning interest or balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

24 Janus Aspen Series December 31, 2005

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of the report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund and Janus Adviser Series.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees*

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 62	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus World Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 49	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 48	Trustee	6/02-Present	Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	69		Trustee of Asian Cultural Council.

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 67	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (metals distributor), and W.W. Grainger, Inc. (industrial distributor) and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), the University of Chicago, and Chicago Public Education Fund.

Janus Aspen Series December 31, 2005 25

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees* (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Partners (private equity firm); and Professor Emeritus of Business of University of Colorado. Formerly, Professor of Business, University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 61	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 67	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 58	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005); and President of Leo Burnett (USA) (advertising agency) (1996-2000).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

Interested Trustee

Thomas H. Bailey*** 151 Detroit Street Denver, CO 80206 Age 68	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation; and Director (1997-2001) of Janus Distributors, Inc.	69	N/A

* All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected by shareholders as Trustees of the Trust on December 29, 2005. In addition, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.

** Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

*** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

26 Janus Aspen Series December 31, 2005

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jonathan D. Coleman 151 Detroit Street Denver, CO 80206 Age 34	Executive Vice President and Portfolio Manager Mid Cap Growth Portfolio	2/02-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (2000-2002) for Janus Capital Corporation.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 35	Chief Legal Counsel and Secretary	1/06-Present	Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Bonnie M. Howe** 151 Detroit Street Denver, CO 80206 Age 40	Vice President	12/99-1/06	Vice President and Assistant General Counsel of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 40	President and Chief Executive Officer General Counsel Vice President and Secretary	1/06-Present 4/04-12/05 12/99-12/05	Senior Vice President and General Counsel of Janus Capital and Janus Services LLC: and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 48	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Bonnie M. Howe intends to resign her positions with Janus Capital Group Inc. and its subsidiaries effective January 11, 2006.

Janus Aspen Series December 31, 2005 27

Trustees and Officers (unaudited) (continued)

Officers (cont.)

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Girard C. Miller*** 151 Detroit Street Denver, CO 80206 Age 54	President and Chief Executive Officer	11/03-12/05	Executive Vice President and Chief Operating Officer of Janus Capital Group Inc. and Janus Capital; President of Janus Distributors LLC and Janus Capital International LLC; Executive Vice President of Janus Services LLC; President and Director of Janus Management Holdings Corporation; and Chief Operating Officer and President of Capital Group Partners, Inc. Formerly, President and Chief Executive Officer of ICMA Retirement Corporation (1993-2003).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 43	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

*** Mr. Miller resigned his positions with Janus Capital Group Inc. and its subsidiaries effective December 30, 2005.

28 Janus Aspen Series December 31, 2005

[This page intentionally left blank.]

Janus Aspen Series December 31, 2005 29

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on November 22, 2005 and adjourned and reconvened to December 29, 2005. At the meeting, the following matters were voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

Elect nine Trustees, including eight "independent" candidates.

	Number of Shares			Percentage of Outstanding Shares			Percentage of Shares Voted
Trustees	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jerome S. Contro	305,036,919	13,749,999	318,786,918	76.17%	3.43%	79.60%	95.69%	4.31%	100.00%
William F. McCalpin	305,465,577	13,321,341	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
John W. McCarter, Jr.	305,094,088	13,692,830	318,786,918	76.18%	3.42%	79.60%	95.70%	4.30%	100.00%
Dennis B. Mullen	305,292,961	13,493,957	318,786,918	76.23%	3.37%	79.60%	95.77%	4.23%	100.00%
James T. Rothe	305,454,522	13,332,396	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
William D. Stewart	305,342,707	13,444,211	318,786,918	76.24%	3.36%	79.60%	95.78%	4.22%	100.00%
Martin H. Waldinger	304,893,973	13,892,945	318,786,918	76.13%	3.47%	79.60%	95.64%	4.36%	100.00%
Linda S. Wolf	304,970,915	13,816,003	318,786,918	76.15%	3.45%	79.60%	95.67%	4.33%	100.00%
Thomas H. Bailey	305,017,094	13,769,824	318,786,918	76.16%	3.44%	79.60%	95.68%	4.32%	100.00%

Proposal 2a

To approve amendments to the Trust's Amended and Restated Trust Instrument to provide for shareholder votes to be counted based upon each dollar of net asset value held by the shareholder rather than one vote for each share.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	280,014,672	28,222,128	10,550,118	-	69.92%	7.05%	2.63%	0.00%	87.84%	8.85%	3.31%	0.00%

Proposal 2b

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to reorganize all or a portion of the Trust or any of its Portfolios or classes.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	284,529,475	22,832,884	11,424,559	-	71.05%	5.70%	2.85%	0.00%	89.26%	7.16%	3.58%	0.00%

Proposal 2c

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to liquidate the Trust or any Portfolio or class thereof.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	278,988,114	27,248,932	12,549,871	-	69.67%	6.80%	3.13%	0.00%	87.51%	8.55%	3.94%	0.00%

30 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 31

Shareholder Meeting (unaudited) (continued)

Proposal 4a

To approve certain amendments to the Portfolio's investment advisory agreement with Janus Capital to conform to prevailing industry practice.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Portfolio	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Mid Cap Growth Portfolio	28,356,000	18,433,170	743,458	920,570	-	65.01%	2.62%	3.25%	0.00%	91.72%	3.70%	4.58%	0.00%

32 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (01/06)

C-0106-363  109-02-702 02-06

2005 Annual Report

Janus Aspen Series

Janus Aspen Mid Cap Value Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	8

Statement of Operations	9

Statements of Changes in Net Assets	10

Financial Highlights	11

Notes to Schedule of Investments	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	19

Additional Information	20

Explanations of Charts, Tables and Financial Statements	22

Designation Requirements	24

Trustees and Officers	25

Shareholder Meeting	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary are just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing fee applicable to Service Shares, the administrative service fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2007. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series December 31, 2005 1

Janus Aspen Mid Cap Value Portfolio (unaudited)

Managed by Perkins, Wolf, McDonnell and Company, LLC

Performance Overview

For the 12 month period ended December 31, 2005, Janus Aspen Mid Cap Value Portfolio's Institutional Shares and Service Shares gained 10.43% and 9.93%, respectively. Meanwhile, the Portfolio's primary benchmark, the Russell Midcap® Value Index, returned 12.65%. For the same period, the S&P 500® Index gained 4.91% and the S&P MidCap 400 Index returned 12.56%.

The biggest factor in the Portfolio's underperformance relative to its benchmark was its historically large cash position. Disappointing returns from stocks within the insurance and telecommunications sectors also diminished the Portfolio's performance. Within the insurance group, our stock selection versus the benchmark suffered as our focus on property and casualty policy writers proved challenging in the wake of last fall's hurricanes. A combination of community and regional banks lifted the Portfolio's smaller-than-the-benchmark stake in bank holdings, while our long-term significant overweight position in the energy sector bolstered returns as well.

Strategy in This Environment

Mid-cap value stocks made little progress until the latter half of the year. Market headwinds included historically high stock valuations and a steady tightening of the Federal Reserve's monetary policy. At the same time, volatile oil prices and fevered real estate markets continued to fuel fears of retrenchment in consumer demand.

While growth-oriented names and riskier stocks gained in popularity, companies displaying classic value characteristics generally led the market. As investors bid prices higher, however, risk/reward profiles strayed from our targets. Because we try not to pursue investments in which the perceived downside risk outweighs the upside potential, replacing holdings that reached our price objectives proved an arduous task. In spite of the short-term challenges, we continued to maintain our discipline, which has proven to be the key to our long-term investment success and resulted in solid Portfolio performance in 2005.

Portfolio Composition

The Portfolio was 89.8% invested in equities with foreign stocks accounting for 4.8% of our total net assets as of December 31, 2005. The Portfolio's 10 largest positions represented 15.4% of its total net assets and we held 10.2% in cash.

Muting Performance were Auto Suppliers and the Insurance Group

Weighing most heavily on returns was our long-term holding in the high-quality Bermuda-based reinsurer IPC Holdings, which sagged as property and casualty insurance claims stemming from Hurricanes Katrina and Rita resulted in large underwriting losses. However, our confidence in the long-term potential of this company prompted us to use the decline as a buying opportunity and we increased our position.

Elsewhere, slowing sales in the automobile industry were felt by even the smallest suppliers, tripping up key equipment manufacturers such as interior fabricator Lear and tire maker Cooper Tire & Rubber. While we decided to liquidate our position in Lear, we added to our holding in Cooper Tire & Rubber, convinced that its long-term outlook remains solid.

Portfolio Snapshot

This portfolio seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet recognized by the market.

Top 10 Equity Holdings – (% of Net Assets)

	December 31, 2005	December 31, 2004
Alliance Capital Management Holding L.P.	2.4%	–
Berkshire Hathaway, Inc. - Class B	2.0%	2.5%
Old Republic International Corp.	1.9%	1.4%
Newfield Exploration Co.	1.5%	0.9%
Laboratory Corporation of America Holdings	1.4%	0.7%
IPC Holdings, Ltd.	1.4%	0.8%
DPL, Inc.	1.3%	–
SunTrust Banks, Inc.	1.2%	0.6%
Lubrizol Corp.	1.2%	1.4%
Union Pacific Corp.	1.1%	–

2 Janus Aspen Series December 31, 2005

(unaudited)

Energy and Healthcare Holdings Boosted Results

Energy was the best-performing area for much of the period, rewarding our decision to maintain a multiyear overweight stake relative to the benchmark. We continued to favor exploration and production (E&P) companies over their oil services peers, as we do not believe that these stocks fully reflect long-term normalized commodity prices. We eliminated some of our holdings such as Devon Energy and Unocal, which reached our price targets. We reinvested proceeds from these sales and increased weightings in some of our E&P holdings, including Newfield Exploration, a leading gainer. Elsewhere in the energy space, Arch Coal appreciated amid steadily climbing demand for coal-fueled electric generation.

The Portfolio's biggest contributor was Omnicare, a pharmacy services provider in which we significantly increased our investment in 2004 when the stock weakened because of a short-term earnings disappointment. Other top gainers included construction services firm Jacobs Engineering Group and asset manager Alliance Capital Management.

Investment Strategy and Outlook

We're pleased with the Portfolio's solid absolute performance given our somewhat cautious portfolio positioning and our investment strategy of emphasizing stocks offering what we believe to be attractive risk/reward profiles. Our sensitivity to risk has been heightened in recent years, as we have seen the damaging impact of excessively negative declines on long-term returns. Stock valuations have come down as earnings gains have outpaced stock prices. However, we believe valuations remain at above average levels and could be vulnerable to reduced fiscal and monetary stimuli and geopolitical disturbances.

Additionally, there remains a general sense of complacency among investors, as reflected in historically low levels of the market's volatility index and if the lower volatility were to be upset, we are concerned that the extensive use of derivatives could exacerbate any resulting problems. Beyond that, the market rebound since the autumn 2002 low has been equal in magnitude and longer in duration than the median 20th century bull market. Given this, we are even more sensitive to not stretching the investment discipline that has been the key to our long-term success.

We believe that substantially reducing the Portfolio's cash level would stretch our stringent selection criteria by taking on an inordinate amount of risk without adequate reward potential. However, if and when we find attractive opportunities we will become more fully invested. We recognize that this committed approach can sometimes result in short-term underperformance in a momentum-driven market. However, our focus remains on the long-term, not on the short-term results.

We are witnessing an increasing blurring in the valuation differentials between growth and value stocks on one hand, and large- and small-caps on the other. As a result, the average capitalization of stocks in the Portfolio is somewhat larger than it was entering the fiscal year. Additionally, we are finding more relative value in fallen and undervalued growth stocks. Given these trends, the Portfolio's flexible charter continues to work in our favor, allowing us to invest in a wide range of capitalizations and industries and to seek values wherever we find them. Through this disciplined and opportunistic approach, we will strive to deliver consistent strong long-term returns relative to our benchmark. Our goal is to be an all weather Portfolio, in essence to provide shareholders with relatively consistent performance regardless of the short-term style preference of the market.

Thank you for your continued investment.

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

Janus Aspen Series December 31, 2005 3

Janus Aspen Mid Cap Value Portfolio
(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2005

	One Year	Since Inception*
Janus Aspen Mid Cap Value Portfolio - Institutional Shares#	10.43%	20.83%
Janus Aspen Mid Cap Value Portfolio - Service Shares	9.93%	20.83%
Russell Midcap® Value Index	12.65%	24.38%
Lipper Ranking - Institutional Shares based on total returns for Variable Annuity Mid-Cap Value Funds	21/56	15/54

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Janus Aspen Mid Cap Value Portfolio – Institutional Shares for periods prior to May 1, 2003 are derived from the historical performance of its Service Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – December 31, 2002

# Institutional Shares inception date – May 1, 2003

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05)*
Actual	$1,000.00	$1,072.50	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38
Expense Example - Service Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05)*
Actual	$1,000.00	$1,070.40	$6.31
Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16

*Expenses are equal to the annualized expense ratio of 0.86% for Institutional Shares and 1.21% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

This Portfolio is designed for long-term investors who can accept the special risks associated with value investing.

The Portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual Portfolio.

Janus Capital Group Inc. has a 30% ownership stake in the investment advisory business of Perkins, Wolf, McDonnell and Company, LLC.

There is no assurance that the investment process will consistently lead to successful investing.

Due to recent market volatility, the Portfolio may have an increased position in cash for temporary defensive purposes.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

Janus Capital has contractually agreed to waive each Portfolio's total operating expenses to the levels indicated in the Statement of Additional Information until at least May 1, 2007. Total returns shown include fee waivers, if any and without such waivers, total returns would have been lower.

4 Janus Aspen Series December 31, 2005

Janus Aspen Mid Cap Value Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Common Stock - 89.8%
Advertising Agencies - 0.7%
4,500	Omnicom Group, Inc.	$383,085
Apparel Manufacturers - 0.5%
9,300	Jones Apparel Group, Inc.	285,696
Automotive - Truck Parts and Equipment - Original - 0.9%
3,600	Autoliv, Inc.	163,512
4,400	Magna International, Inc. - Class A (U.S. Shares)	316,756
		480,268
Brewery - 0.6%
4,700	Molson Coors Brewing Co. - Class B	314,853
Broadcast Services and Programming - 0.6%
39,900	Liberty Media Corp. - Class A*	314,013
Building - Residential and Commercial - 0.6%
9,000	Pulte Homes, Inc.	354,240
Chemicals - Specialty - 1.2%
15,100	Lubrizol Corp.	655,793
Coal - 0.6%
4,600	Arch Coal, Inc.	365,700
Commercial Banks - 1.2%
6,200	Compass Bancshares, Inc.	299,398
6,100	Synovus Financial Corp.	164,761
8,400	Valley National Bancorp	202,440
		666,599
Commercial Services - 0.5%
25,800	ServiceMaster Co.	308,310
Commercial Services - Finance - 0.6%
14,300	H&R Block, Inc.	351,065
Computers - Integrated Systems - 0.7%
9,900	Diebold, Inc.	376,200
Containers - Metal and Glass - 0.6%
8,400	Ball Corp.	333,648
Cosmetics and Toiletries - 2.4%
14,200	Alberto-Culver Co.	649,650
15,000	Avon Products, Inc.	428,250
8,200	Estee Lauder Companies, Inc. - Class A	274,536
		1,352,436
Data Processing and Management - 0.7%
8,600	First Data Corp.	369,886
Diagnostic Equipment - 0.3%
6,000	Cytyc Corp.*	169,380
Distribution/Wholesale - 2.1%
4,500	Genuine Parts Co.	197,640
15,700	Tech Data Corp.*	622,976
5,400	W.W. Grainger, Inc.	383,940
		1,204,556
Diversified Operations - 1.4%
6,500	Dover Corp.	263,185
17,600	Tyco International, Ltd. (U.S. Shares)	507,936
		771,121
Diversified Operations - Commercial Services - 0.5%
16,400	Cendant Corp.	282,900
Electric - Integrated - 1.3%
27,900	DPL, Inc.	725,679

Shares or Principal Amount		Value
Electric Products - Miscellaneous - 0.5%
3,600	Emerson Electric Co.	$268,920
Electronic Components - Miscellaneous - 0.9%
22,800	Flextronics International, Ltd. (U.S. Shares)*	238,032
19,600	Vishay Intertechnology, Inc.*	269,696
		507,728
Electronic Components - Semiconductors - 1.2%
15,800	QLogic Corp.*	513,658
6,500	Xilinx, Inc.	163,865
		677,523
Engineering - Research and Development Services - 0.7%
5,800	Jacobs Engineering Group, Inc.*	393,646
Fiduciary Banks - 2.1%
11,400	Bank of New York Company, Inc.	363,090
17,300	Mellon Financial Corp.	592,525
4,600	State Street Corp.	255,024
		1,210,639
Finance - Commercial - 0.6%
6,500	CIT Group, Inc.	336,570
Food - Confectionary - 0.8%
9,600	J.M. Smucker Co.	422,400
Food - Diversified - 0.9%
9,900	Corn Products International, Inc.	236,511
7,600	H.J. Heinz Co.	256,272
		492,783
Food - Retail - 0.3%
8,000	Albertson's, Inc.	170,800
Food - Wholesale/Distribution - 0.8%
13,700	Supervalu, Inc.	444,976
Forestry - 0.7%
10,800	Plum Creek Timber Company, Inc.	389,340
Hotels and Motels - 1.3%
8,000	Fairmont Hotels & Resorts, Inc. (U.S. Shares)*	339,280
16,500	Hilton Hotels Corp.	397,815
		737,095
Human Resources - 1.1%
6,300	Hewitt Associates, Inc. - Class A*	176,463
9,400	Manpower, Inc.	437,100
		613,563
Industrial Gases - 0.6%
5,300	Air Products and Chemicals, Inc.	313,707
Instruments - Scientific - 0.4%
4,100	Fisher Scientific International, Inc.*	253,626
Insurance Brokers - 0.6%
11,600	Arthur J. Gallagher & Co.	358,208
Internet Infrastructure Equipment - 0.6%
11,600	Avocent Corp.*	315,404
Internet Security - 0.7%
13,000	Check Point Software Technologies, Ltd. (U.S. Shares)*	261,300
9,000	Symantec Corp.*	157,500
		418,800

See Notes to Schedules of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 5

Janus Aspen Mid Cap Value Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Investment Management and Advisory Services - 3.8%
24,400	Alliance Capital Management Holding L.P.*	$1,378,356
7,500	Federated Investors, Inc. - Class B	277,800
23,200	Waddell & Reed Financial, Inc. - Class A	486,504
		2,142,660
Machinery - Farm - 0.8%
6,500	Deere & Co.	442,715
Medical - Biomedical and Genetic - 0.2%
1,900	Millipore Corp.*	125,476
Medical - Drugs - 0.5%
8,700	Endo Pharmaceuticals Holdings, Inc.*	263,262
Medical - Generic Drugs - 0.5%
20,100	Perrigo Co.	299,691
Medical - Hospitals - 1.3%
16,100 Health Management Associates, Inc. -	Class A	353,556
9,600	LifePoint Hospitals, Inc.*	360,000
		713,556
Medical - Nursing Homes - 1.0%
13,700	Manor Care, Inc.	544,849
Medical Instruments - 1.0%
5,500	Beckman Coulter, Inc.	312,950
10,100	Boston Scientific Corp.*	247,349
		560,299
Medical Labs and Testing Services - 1.4%
14,800	Laboratory Corporation of America Holdings*	796,980
Medical Products - 1.6%
10,000	Biomet, Inc.	365,700
4,900	Cooper Companies, Inc.	251,370
6,400	Henry Schein, Inc.*	279,296
		896,366
Medical Sterilization Products - 0.6%
12,500	Steris Corp.	312,750
Multi-Line Insurance - 1.9%
40,100	Old Republic International Corp.	1,053,026
Multimedia - 0.9%
10,100	McGraw-Hill Companies, Inc.	521,463
Networking Products - 0.3%
10,800	Foundry Networks, Inc.*	149,148
Non-Hazardous Waste Disposal - 1.5%
8,900	Republic Services, Inc.	334,195
16,900	Waste Management, Inc.	512,915
		847,110
Office Automation and Equipment - 0.9%
33,600	Xerox Corp.*	492,240
Oil - Field Services - 0.4%
6,400	BJ Services Co.	234,688
Oil and Gas Drilling - 0.5%
1,500	Nabors Industries, Ltd.*	113,625
5,000	Precision Drilling Trust (U.S. Shares)	165,000
		278,625

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - 7.9%
6,600	Anadarko Petroleum Corp.	$625,350
2,400	Apache Corp.	164,448
7,800	Cimarex Energy Co.*	335,478
9,500	Forest Oil Corp.*	432,915
6,100	Houston Exploration Co.*	322,080
7,600	Murphy Oil Corp.	410,324
16,900	Newfield Exploration Co.*	846,184
15,918	Noble Energy, Inc.	641,495
5,700	St. Mary Land & Exploration Co.	209,817
10,100	Stone Energy Corp.*	459,853
		4,447,944
Oil Companies - Integrated - 0.6%
5,100	Marathon Oil Corp.	310,947
Paper and Related Products - 3.3%
9,900	Potlatch Corp.*	504,702
13,132	Rayonier, Inc.	523,310
34,300	Smurfit-Stone Container Corp.*	486,031
7,300	Temple-Inland, Inc.	327,405
		1,841,448
Pharmacy Services - 0.6%
6,100	Omnicare, Inc.	349,042
Pipelines - 0.3%
3,200	Western Gas Resources, Inc.	150,688
Publishing - Newspapers - 0.4%
7,900	Tribune Co.	239,054
Publishing - Periodicals - 0.3%
10,000	Reader's Digest Association, Inc.	152,200
Radio - 1.1%
27,800	Cox Radio, Inc. - Class A*	391,424
13,400	Westwood One, Inc.	218,420
		609,844
Reinsurance - 3.4%
389	Berkshire Hathaway, Inc. - Class B*	1,141,910
28,800	IPC Holdings, Ltd.	788,544
		1,930,454
REIT - Apartments - 0.7%
10,200	Home Properties, Inc.	416,160
REIT - Health Care - 0.5%
11,400	Health Care Property Investors, Inc.	291,384
REIT - Office Property - 1.1%
2,800	Alexandria Real Estate Equities, Inc.	225,400
10,000	BioMed Realty Trust, Inc.	244,000
6,885	Trizec Properties, Inc.	157,804
		627,204
REIT - Regional Malls - 0.3%
2,400	Macerich Co.	161,136
REIT - Shopping Centers - 0.4%
10,300	Equity One, Inc.	238,136
REIT - Single Tenant - 0.2%
7,200	Trustreet Properties, Inc.	105,264
REIT - Warehouse and Industrial - 0.6%
7,800	ProLogis	364,416

See Notes to Schedules of Investments and Financial Statements.

6 Janus Aspen Series December 31, 2005

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Retail - Apparel and Shoe - 1.5%
8,900	Aeropostale, Inc.	$234,070
17,600	Gap, Inc.	310,464
11,400	Talbots, Inc.	317,148
		861,682
Retail - Drug Store - 0.9%
19,500	CVS Corp.	515,190
Retail - Major Department Stores - 0.2%
8,100	Saks, Inc.*	136,566
Retail - Restaurants - 0.7%
12,600	Applebee's International, Inc.	284,634
2,400	Wendy's International, Inc.	132,624
		417,258
Rubber - Tires - 0.7%
24,800	Cooper Tire & Rubber Co.	379,936
Savings/Loan/Thrifts - 1.4%
16,930	Astoria Financial Corp.	497,742
12,860	Washington Federal, Inc.	295,651
		793,393
Super-Regional Banks - 1.8%
5,300	PNC Bank Corp.	327,699
9,068	SunTrust Banks, Inc.	659,788
		987,487
Telecommunication Equipment - 0.6%
18,800	Andrew Corp.*	201,724
12,500	Avaya, Inc.*	133,375
		335,099
Telephone - Integrated - 1.8%
7,200	ALLTEL Corp.	454,320
16,400	CenturyTel, Inc.	543,824
		998,144
Television - 0.6%
11,000	Univision Communications, Inc. - Class A*	323,290
Toys - 0.5%
18,200	Mattel, Inc.	287,924
Transportation - Railroad - 3.1%
19,000	Kansas City Southern*	464,170
14,200	Norfolk Southern Corp.	636,586
8,100	Union Pacific Corp.	652,131
		1,752,887
Transportation - Services - 1.1%
27,500	Laidlaw International, Inc.	638,825
Transportation - Truck - 1.0%
25,100	J.B. Hunt Transport Services, Inc.	568,264
Wireless Equipment - 0.4%
47,400	Wireless Facilities, Inc.*	241,740
	Total Common Stock (cost $44,387,804)	50,539,066

Shares or Principal Amount		Value
Repurchase Agreement - 10.8%
$6,100,000	Bear Stearns & Company, Inc., 4.30% dated 12/30/05, maturing 1/3/06 to be repurchased at $6,102,914 collateralized by $54,334,940 in U.S. Government Agencies 0% - 27.045%, 2/15/09 - 12/25/35 with a value of $6,222,012 (cost $6,100,000)	$6,100,000
Short-Term U.S. Treasury Bills - 0%
	U.S. Treasury Bills:
10,000	3.52%, 1/5/06**	9,996
10,000	3.91%, 2/16/06**	9,952
Total Short-Term U.S. Treasury Bills (amortized cost $19,948)		19,948
Total Investments (total cost $50,507,752) – 100.6%		56,659,014
Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(342,617)
Net Assets – 100%		$56,316,397

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$1,410,105	2.5%
Canada	821,036	1.4%
Israel	261,300	0.5%
Singapore	238,032	0.4%
United States††	53,928,541	95.2%
Total	$56,659,014	100.0%

†† Includes Short-Term Securities (84.4% excluding Short-Term Securities)

Financial Futures – Long
6 Contracts S&P 400® Index (Emini) expires March 2006, principal amount $453,946, value $445,920 cumulative depreciation	$(8,026)

See Notes to Schedules of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 7

Statement of Assets and Liabilities

As of December 31, 2005 (all numbers in thousands except net asset value per share)	Janus Aspen Mid Cap Value Portfolio
Assets:
Investments at cost	$50,508
Investments at value	$50,559
Repurchase agreement	6,100
Cash	126
Receivables:
Investments sold	100
Portfolio shares sold	122
Dividends	43
Interest	2
Other assets	1
Total Assets	57,053
Liabilities:
Payables:
Investments purchased	663
Portfolio shares repurchased	1
Dividends	–
Advisory fees	30
Transfer agent fees and expenses	–
Distribution fees - Service Shares	10
Administrative services fees	4
Non-interested Trustees' fees and expenses	3
Accrued expenses	24
Variation margin	2
Total Liabilities	737
Net Assets	$56,316
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$50,102
Undistributed net investment income/(loss)*	77
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(6)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	6,143
Total Net Assets	$56,316
Net Assets - Institutional Shares	$9,922
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	648
Net Asset Value Per Share	$15.32
Net Assets - Service Shares	$46,394
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,040
Net Asset Value Per Share	$15.26

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8 Janus Aspen Series December 31, 2005

Statement of Operations

For the fiscal year ended December 31, 2005 (all numbers in thousands)	Janus Aspen Mid Cap Value Portfolio
Investment Income:
Interest	$171
Dividends	794
Foreign tax withheld	(1)
Total Investment Income	964
Expenses:
Advisory fees	299
Transfer agent fees and expenses	3
Registration fees	6
Custodian fees	17
Professional fees	24
Non-interested Trustees' fees and expenses	16
Distribution fees - Service Shares	91
Administrative services fees	37
Legal fees	11
System fees	20
Other expenses	10
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	534
Expense and Fee Offsets	(1)
Net Expenses	533
Net Investment Income/(Loss)	431
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	3,826
Net realized gain/(loss) from foreign currency transactions	–
Net realized gain/(loss) from futures contracts	55
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	386
Payment from affiliate (Note 2)	8
Net Realized and Unrealized Gain/(Loss) on Investments	4,275
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,706

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 9

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Mid Cap Value Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$431	$13
Net realized gain/(loss) from investment and foreign currency transactions	3,826	5,229
Net realized gain/(loss) from futures contracts	55	–
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	386	611
Payment from affiliate (Note 2)	8	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,706	5,853
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(84)	(23)
Service Shares	(283)	(6)
Net realized gain from investment transactions*
Institutional Shares	(985)	(253)
Service Shares	(3,623)	(799)
Net Decrease from Dividends and Distributions	(4,975)	(1,081)
Capital Share Transactions:
Shares sold
Institutional Shares	2,564	5,272
Service Shares	15,948	7,752
Reinvested dividends and distributions
Institutional Shares	1,069	277
Service Shares	3,906	804
Shares repurchased
Institutional Shares	(3,744)	(2,664)
Service Shares	(4,722)	(4,347)
Net Increase/(Decrease) from Capital Share Transactions	15,021	7,094
Net Increase/(Decrease) in Net Assets	14,752	11,866
Net Assets:
Beginning of period	41,564	29,698
End of period	$56,316	$41,564
Undistributed net investment income/(loss)*	$77	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

10 Janus Aspen Series December 31, 2005

Financial Highlights

Institutional Shares

For a share outstanding during	Janus Aspen Mid Cap Value Portfolio
each fiscal year or period ended December 31	2005		2004	2003(1)
Net Asset Value, Beginning of Period	$15.54		$13.61	$10.07
Income from Investment Operations:
Net investment income/(loss)	.19		.04	.03
Net gain/(loss) on securities (both realized and unrealized)	1.31		2.39	3.54
Total from Investment Operations	1.50		2.43	3.57
Less Distributions and Other:
Dividends (from net investment income)*	(.13)		(.04)	(.03)
Distributions (from capital gains)*	(1.59)		(.46)	–
Payment from affiliate	–	(2)	–	–
Total Distributions and Other	(1.72)		(.50)	(.03)
Net Asset Value, End of Period	$15.32		$15.54	$13.61
Total Return**	10.43	%(3)	18.19%	35.41%
Net Assets, End of Period (in thousands)	$9,922		$10,099	$6,070
Average Net Assets for the Period (in thousands)	$10,160		$8,108	$4,457
Ratio of Gross Expenses to Average Net Assets***(4)	0.87%		1.01%	1.25%
Ratio of Net Expenses to Average Net Assets***(4)	0.86%		1.01%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.16%		0.31%	0.46%
Portfolio Turnover Rate***	74%		92%	120%

Service Shares

For a share outstanding during	Janus Aspen Mid Cap Value Portfolio
each fiscal year ended December 31	2005		2004	2003
Net Asset Value, Beginning of Period	$15.52		$13.61	$10.00
Income from Investment Operations:
Net investment income/(loss)	.11		– (5)	.02
Net gain/(loss) on securities (both realized and unrealized)	1.32		2.37	3.60
Total from Investment Operations	1.43		2.37	3.62
Less Distributions and Other:
Dividends (from net investment income)*	(.10)		– (5)	(.01)
Distributions (from capital gains)*	(1.59)		(.46)	–
Payment from affiliate	–	(2)	–	–
Total Distributions and Other	(1.69)		(.46)	(.01)
Net Asset Value, End of Period	$15.26		$15.52	$13.61
Total Return	9.93	%(3)	17.79%	36.24%
Net Assets, End of Period (in thousands)	$46,394		$31,465	$23,628
Average Net Assets for the Period (in thousands)	$36,590		$25,782	$14,025
Ratio of Gross Expenses to Average Net Assets(4)	1.22%		1.36%	1.50%
Ratio of Net Expenses to Average Net Assets(4)	1.22%		1.36%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.86%		(0.05)%	0.20%
Portfolio Turnover Rate	74%		92%	120%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Fiscal period from May 1, 2003 (inception date) through December 31, 2003.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended December 31, 2005, Janus Capital fully reimbursed the Portfolio for a loss on a transaction from certain trading and/or pricing errors, which otherwise would have reduced total return by 0.02%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Net investment income/(loss) and dividends (from net investment income) aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 11

Notes to Schedule of Investments

Lipper Variable Annuity Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Russell Midcap® Index	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index	Measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks is a widely recognized, unmanaged index of common stock prices.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts and/or when-issued securities.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, when-issued securities and/or securities with extended settlement dates as of December 31, 2005 are noted below.

Portfolio	Aggregate Value
Janus Aspen Mid Cap Value Portfolio	$19,948

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of a Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

12 Janus Aspen Series December 31, 2005

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Mid Cap Value Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares, which commenced operations on May 1, 2003 and December 31, 2002, respectively. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Futures Contracts

The Portfolio may enter into futures contracts. The Portfolio intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded on the Statement of Operations, equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments. Such collateral is in the possession of the Portfolio's custodian.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on

Janus Aspen Series December 31, 2005 13

Notes to Financial Statements (continued)

investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.64%. Effective February 1, 2006, the investment advisory fee rates will change from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to a selected benchmark index. This change will not impact the current investment advisory fee until one year after the effective date when the performance adjustment takes effect.

Perkins serves as subadviser to the Portfolio. As compensation for its services, Perkins receives directly a fee equal to 50% of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, may receive from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Capital has agreed until at least May 1, 2007 to reimburse the Portfolio by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing fee applicable to Service Shares, the administrative services fee applicable to the Service Shares, brokerage commissions, interest, taxes and extraordinary expenses,

14 Janus Aspen Series December 31, 2005

exceed an annual rate of 1.24% of the average daily net assets of the Portfolio.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

During the fiscal year ended December 31, 2005, Janus Capital reimbursed the Portfolio $1,554 for Institutional Shares and $6,300 for Service Shares as a result of dilutions caused by certain trading and/or pricing errors.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

For the fiscal year ended December 31, 2005, Janus Capital assumed $29,856 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds, based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations. The effect of non-recurring costs with respect to the Portfolio was de minimis.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2005, the Portfolio incurred "Post-October" losses during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The
Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2005, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Mid Cap Value Portfolio(1)	$1,265,178	$2,085,830	$(3,200,210)	$(180)	$–	$6,063,445

(1)  Capital loss carryover is subject to annual limitations.

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2005

Portfolio	December 31, 2008	December 31, 2009	December 31, 2010
Janus Aspen Mid Cap Value Portfolio(1)	$(171,318)	$(2,388,850)	$(640,042)

(1)  Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Mid Cap Value Portfolio	$640,042

Janus Aspen Series December 31, 2005 15

Notes to Financial Statements (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio Federal Tax	Unrealized Cost	Unrealized Appreciation	(Depreciation)
Janus Aspen Mid Cap Value Portfolio	$50,595,569	$7,335,248	$(1,271,803)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

	Distributions
For the fiscal year ended December 31, 2005 Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Mid Cap Value Portfolio	$3,187,635	$1,787,477	$–	$–

	Distributions
For the fiscal year ended December 31, 2004 Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Mid Cap Value Portfolio	$1,080,964	$–	$–	$–

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the fiscal year or period ended December 31	Institutional Shares			Service Shares
Portfolio	2005(1)	2004(1)	2003(2)	2005(1)	2004(1)	2003
Janus Aspen Mid Cap Value Portfolio	0.87%	1.01%	1.36%	1.22%	1.36%	1.90%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Fiscal period from May 1, 2003 (inception date) through December 31, 2003.

16 Janus Aspen Series December 31, 2005

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Mid Cap Value Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Institutional Shares
Shares sold	169	371
Reinvested dividends and distributions	74	19
Shares repurchased	(245)	(186)
Net Increase/(Decrease) in Capital Share Transactions	(2)	204
Shares Outstanding, Beginning of Period	650	446
Shares Outstanding, End of Period	648	650
Transactions in Portfolio Shares – Service Shares
Shares sold	1,054	543
Reinvested dividends and distributions	271	57
Shares repurchased	(313)	(309)
Net Increase/(Decrease) in Capital Share Transactions	1,012	291
Shares Outstanding, Beginning of Period	2,028	1,737
Shares Outstanding, End of Period	3,040	2,028

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Mid Cap Value Portfolio	$40,289,005	$30,996,122	$–	$–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the

Janus Aspen Series December 31, 2005 17

Notes to Financial Statements (continued)

Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

18 Janus Aspen Series December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Mid Cap Value Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Mid Cap Value Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 10, 2006

Janus Aspen Series December 31, 2005 19

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Performance-Based Advisory Fee Proposal – For Mid Cap Value Portfolio

On September 20, 2005 and October 19, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an Amended Investment Advisory Agreement for the Fund ("Proposed Agreement") and authorized the submission of the Proposed Agreement to the Fund's shareholders for approval. The Proposed Agreement changed the advisory fee paid by the Fund from a fixed rate to a rate that adjusts upward or downward based on the Fund's performance relative to a selected benchmark index. Shareholders of the Fund approved the Proposed Agreement at a special meeting of Shareholders held on December 29, 2005.

For more than a year the Independent Trustees and their independent fee consultant, in consultation with independent legal counsel to the Independent Trustees, explored the possibility of modifying the fee structure for certain funds to provide for a performance-based adjustment to the current investment advisory fee rate that would increase or decrease the fee based on whether the Fund's total return performance exceeds or lags a stated relevant benchmark index.

The Independent Trustees also worked with Janus Capital Management LLC ("JCM") to develop a performance structure that was acceptable to JCM. In doing so, the Independent Trustees were seeking to provide a closer alignment of the interests of JCM with those of the Funds and their shareholders. They believe that the fee structure proposed for each Fund will achieve that objective. Included as part of their analysis of the overall performance fee structure, the Trustees, in consultation with their independent fee consultant, considered the appropriate performance range for achieving the maximum and minimum advisory fee that would result in the performance adjustment of up to 0.15% (positive or negative) of a Fund's average daily net assets during the applicable performance measurement period. The Trustees reviewed information provided by JCM and prepared by their independent fee consultant with respect to an appropriate deviation of excess/under returns relative to a Fund's benchmark index, taking into consideration expected tracking error of the Fund, expected returns and potential risks and economics involved both for JCM and the Fund's shareholders. The Trustees also reviewed the structure of performance fees applied by other mutual fund complexes. Based on this information, the Trustees determined that a performance range that approximates one standard deviation of excess/under returns relative to a Fund's benchmark index was appropriate for calculating the maximum range (positive or negative) of the performance adjustment.

As described above, the performance adjustment that will be added to or subtracted from the "Base Fee" (as defined in the Proposed Agreement) as a result of a Fund's performance relative to its benchmark index is a variable up to 0.15% of average net assets during the performance measurement period. Importantly, the performance is computed after deducting the Fund's operating expenses (including advisory fees), which means that in order to receive any upward adjustment from the Base Fee, JCM must deliver a total return after expenses that exceeds the return of the benchmark index, which does not incur any expenses.

The Trustees determined that the benchmark index specified in each of the Proposed Agreements for purposes of computing the performance fee adjustments is appropriate for the respective Fund based on a number of factors, including the fact that the index is broad-based and is composed of securities of the types in which the Fund may invest. The Trustees believe that divergence between the Fund's performance and performance of the index can be attributed, in part, to the ability of the portfolio manager in making investment decisions within the parameters of the Fund's investment objective and investment policies and restrictions.

The Trustees determined that the class of shares of each Fund selected for purposes of calculating the Performance Adjustment as applied to the Fund is the most appropriate class for use in calculating such Fund's Performance Adjustment. In making that determination, the Trustees

20 Janus Aspen Series December 31, 2005

considered the fee structure and expenses paid by each class of shares, any fees paid to or retained by JCM or its affiliates, as well as the distribution channel for each class of shares.

The time periods to be used in determining any performance adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the performance of the Fund and of the index. In that regard the Trustees concluded that it would be appropriate for there to be no adjustment from the Base Fee for the first 12 months after the effective date of each Proposed Agreement before implementation of any performance adjustment, and that, once implemented, the performance adjustment should reflect only the Fund's performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty sixth month after the effective date, the performance measurement period would be fully implemented, and that the performance adjustment should thereafter be based upon a thirty-six month rolling performance measurement period.

In addition to considering the performance fee structure reflected in each Proposed Agreement, in approving each of those agreements, the Trustees followed the process and considered the factors and reached the conclusions described above under Amendments to Advisory Agreements to conform to prevailing industry practice.

Janus Aspen Series December 31, 2005 21

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

22 Janus Aspen Series December 31, 2005

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that is used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of uninvested cash balances earning interest or balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series December 31, 2005 23

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2005:

Capital Gain Distributions

Portfolio
Janus Aspen Mid Cap Value Portfolio	$1,787,477

Distribution Received Deduction Percentage

Portfolio
Janus Aspen Mid Cap Value Portfolio	14%

24 Janus Aspen Series December 31, 2005

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of the report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund and Janus Adviser Series.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees*

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 62	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus World Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 49	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 48	Trustee	6/02-Present	Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	69		Trustee of Asian Cultural Council.

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 67	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (metals distributor), and W.W. Grainger, Inc. (industrial distributor) and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), the University of Chicago, and Chicago Public Education Fund.

Janus Aspen Series December 31, 2005 25

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees* (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Partners (private equity firm); and Professor Emeritus of Business of University of Colorado. Formerly, Professor of Business, University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 61	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 67	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 58	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005); and President of Leo Burnett (USA) (advertising agency) (1996-2000).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

Interested Trustee

Thomas H. Bailey*** 151 Detroit Street Denver, CO 80206 Age 68	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation; and Director (1997-2001) of Janus Distributors, Inc.	69	N/A

* All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected by shareholders as Trustees of the Trust on December 29, 2005. In addition, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.

** Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

*** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

26 Janus Aspen Series December 31, 2005

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 35	Chief Legal Counsel and Secretary	1/06-Present	Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Bonnie M. Howe** 151 Detroit Street Denver, CO 80206 Age 40	Vice President	12/99-1/06	Vice President and Assistant General Counsel of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 40	President and Chief Executive Officer General Counsel Vice President and Secretary	1/06-Present 4/04-12/05 12/99-12/05	Senior Vice President and General Counsel of Janus Capital and Janus Services LLC: and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 48	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Bonnie M. Howe intends to resign her positions with Janus Capital Group Inc. and its subsidiaries effective January 11, 2006.

Janus Aspen Series December 31, 2005 27

Trustees and Officers (unaudited) (continued)

Officers (cont.)

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Girard C. Miller*** 151 Detroit Street Denver, CO 80206 Age 54	President and Chief Executive Officer	11/03-12/05	Executive Vice President and Chief Operating Officer of Janus Capital Group Inc. and Janus Capital; President of Janus Distributors LLC and Janus Capital International LLC; Executive Vice President of Janus Services LLC; President and Director of Janus Management Holdings Corporation; and Chief Operating Officer and President of Capital Group Partners, Inc. Formerly, President and Chief Executive Officer of ICMA Retirement Corporation (1993-2003).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 43	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

*** Mr. Miller resigned his positions with Janus Capital Group Inc. and its subsidiaries effective December 30, 2005.

28 Janus Aspen Series December 31, 2005

[This page intentionally left blank.]

Janus Aspen Series December 31, 2005 29

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on November 22, 2005 and adjourned and reconvened to December 29, 2005. At the meeting, the following matters were voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below. Approval of Proposal 4b was contingent upon approval of the same proposal by similar funds in other trusts. Proposal 4b was approved on January 9, 2006.

Proposal 1

Elect nine Trustees, including eight "independent" candidates.

	Number of Shares			Percentage of Outstanding Shares			Percentage of Shares Voted
Trustees	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jerome S. Contro	305,036,919	13,749,999	318,786,918	76.17%	3.43%	79.60%	95.69%	4.31%	100.00%
William F. McCalpin	305,465,577	13,321,341	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
John W. McCarter, Jr.	305,094,088	13,692,830	318,786,918	76.18%	3.42%	79.60%	95.70%	4.30%	100.00%
Dennis B. Mullen	305,292,961	13,493,957	318,786,918	76.23%	3.37%	79.60%	95.77%	4.23%	100.00%
James T. Rothe	305,454,522	13,332,396	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
William D. Stewart	305,342,707	13,444,211	318,786,918	76.24%	3.36%	79.60%	95.78%	4.22%	100.00%
Martin H. Waldinger	304,893,973	13,892,945	318,786,918	76.13%	3.47%	79.60%	95.64%	4.36%	100.00%
Linda S. Wolf	304,970,915	13,816,003	318,786,918	76.15%	3.45%	79.60%	95.67%	4.33%	100.00%
Thomas H. Bailey	305,017,094	13,769,824	318,786,918	76.16%	3.44%	79.60%	95.68%	4.32%	100.00%

Proposal 2a

To approve amendments to the Trust's Amended and Restated Trust Instrument to provide for shareholder votes to be counted based upon each dollar of net asset value held by the shareholder rather than one vote for each share.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	280,014,672	28,222,128	10,550,118	-	69.92%	7.05%	2.63%	0.00%	87.84%	8.85%	3.31%	0.00%

Proposal 2b

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to reorganize all or a portion of the Trust or any of its Portfolios or classes.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	284,529,475	22,832,884	11,424,559	-	71.05%	5.70%	2.85%	0.00%	89.26%	7.16%	3.58%	0.00%

Proposal 2c

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to liquidate the Trust or any Portfolio or class thereof.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	278,988,115	27,248,932	12,549,871	-	69.67%	6.80%	3.13%	0.00%	87.51%	8.55%	3.94%	0.00%

Proposal 4b

To approve an amended investment advisory agreement between the Portfolio and Janus Capital to change the investment advisory fee rate from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Portfolio	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Mid Cap Value Portfolio	3,339,930	2,033,502	164,992	59,213	-	60.89%	4.94%	1.77%	0.00%	90.07%	7.31%	2.62%	0.00%

30 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 31

Notes

32 Janus Aspen Series December 31, 2005

Notes

Janus Aspen Series December 31, 2005 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (1/06)

C-0106-363  109-02-719 02-06

2005 Annual Report

Janus Aspen Series

Janus Aspen Money Market Portfolio

Schedule of Investments	3

Statement of Assets and Liabilities	4

Statement of Operations	5

Statements of Changes in Net Assets	6

Financial Highlights	7

Notes to Schedule of Investments	8

Notes to Financial Statements	9

Report of Independent Registered Public Accounting Firm	13

Additional Information	14

Explanations of Charts, Tables and Financial Statements	17

Trustees and Officers	19

Shareholder Meeting	24

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears on page 2 of this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2006. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series December 31, 2005 1

Janus Aspen Money Market
Portfolio (unaudited)

Portfolio Manager

Eric Thorderson

Average Annual Total Return
For the period ended December 31, 2005

Institutional Shares
1 Year	2.94%
5 Year	2.14%
10 Year	3.74%
Since Inception (May 1, 1995)	3.84%
Seven-Day Current Yield Institutional Shares:
With Reimbursement	3.89%
Without Reimbursement	3.32%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains.

Portfolio Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in this chart.

Expense Example - Institutional Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05)*
Actual	$1,000.00	$1,017.30	$2.54
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.55

*Expenses are equal to the annualized expense ratio of 0.50% for Institutional Shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include the effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

Income may be subject to state or local taxes and to a limited extent certain federal tax.

The yield more closely reflects the current earnings of the Janus Aspen Money Market Portfolio than the total return.

Total return includes reinvestment of dividends and capital gains.

Janus Capital has contractually agreed to waive each Portfolio's total operating expenses to the level indicated in the Statement of Additional Information until at least March 1, 2006. Without such waivers, yields and total returns would have been lower.

See Notes to Schedules of Investments and Financial Statements.

2 Janus Aspen Series December 31, 2005

Janus Aspen Money Market Portfolio

Schedule of Investments

As of December 31, 2005

Principal Amount		Value
Commercial Paper - 41.9%
$500,000	Bavaria TRR Corp. 4.36%, 1/20/06 (Section 4(2))	$498,849
450,000	Check Point Charlie, Inc. 4.43%, 2/13/06 (Section 4(2))	447,619
570,000	Gotham Funding Corp. 4.30%, 3/27/06 (Section 4(2))	564,214
500,000	La Fayette Asset Securitization LLC 4.25% 1/20/06 (Section 4(2))	498,878
500,000	Manhattan Asset Funding Company LLC 4.29%, 1/23/06 (Section 4(2))	498,689
509,000	PB Finance (Delaware), Inc. 4.35%, 1/17/06	508,016
500,000	Rhineland Funding Capital Corp. 4.38%, 2/24/06 (Section 4(2))	496,715
500,000	Victory Receivables Corp. 4.23%, 2/6/06 (Section 4(2))	497,885
333,000	Whistlejacket Capital, Ltd. 4.44%, 3/3/06 (144A)	330,495
Total Commercial Paper (cost $4,341,360)		4,341,360
Taxable Variable Rate Demand Notes - 36.1%
300,000	Anaheim California Housing Authority Multifamily Housing Revenue (Cobblestone) 4.49%, 3/15/33	300,000
780,000	Arapahoe County, Colorado, Industrial Development Revenue, (Cottrell) Series B, 4.51%, 10/1/19	780,000
1,510,000	Cunat Capital Corp., Series 1998-A 4.57%, 12/1/28	1,510,000
810,000	Medical Properties, Inc., North Dakota (Dakota Clinic Project), 4.50%, 12/22/24	810,000
335,000	Ohio State Higher Education Facilities Revenue (Columbus College Project) Series 2003A, 4.50%, 9/1/07	335,000
Total Taxable Variable Rate Demand Notes (cost $3,735,000)		3,735,000
Repurchase Agreement - 22.2%
2,300,000	Bear Stearns & Company, Inc., 4.30% dated 12/30/05, maturing 1/3/06; to be repurchased at $2,301,099; collateralized by $20,486,945; in U.S. Government Agencies; 0% - 27.045%, 2/15/09 - 12/25/35; with a value of $2,346,004 (cost $2,300,000)	2,300,000
Total Investments (total cost $10,376,360) – 100.2%		10,376,360
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(15,913)
Net Assets – 100%		$10,360,447

See Notes to Schedules of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 3

Statement of Assets and Liabilities

As of December 31, 2005 (all numbers in thousands except net asset value per share)	Janus Aspen Money Market Portfolio
Assets:
Investments at cost	$10,376
Investments at value	$8,076
Repurchase agreement	2,300
Cash	88
Receivables:
Interest	19
Due from adviser	5
Other assets	1
Total Assets	10,489
Liabilities:
Payables:
Portfolio shares repurchased	105
Dividends	–
Advisory fees	2
Transfer agent fees and expenses	–
Non-interested Trustees' fees and expenses	3
Accrued expenses	19
Total Liabilities	129
Net Assets	$10,360
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$10,360
Undistributed net investment income/(loss)*	–
Undistributed net realized gain/(loss) from investments	–
Total Net Assets	$10,360
Net Assets - Institutional Shares	$10,360
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	10,360
Net Asset Value Per Share	$1.00

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

4 Janus Aspen Series December 31, 2005

Statement of Operations

For the fiscal year ended December 31, 2005 (all numbers in thousands)	Janus Aspen Money Market Portfolio
Investment Income:
Interest	$407
Total Investment Income	407
Expenses:
Advisory fees	30
Transfer agent fees and expenses	2
Custodian fees	7
Professional fees	14
Non-interested Trustees' fees and expenses	14
Legal fees	11
System fees	20
Other expenses	5
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	103
Expense and Fee Offsets	–
Net Expenses	103
Less: Excess Expense Reimbursement	(43)
Net Expenses after Expense Reimbursement	60
Net Investment Income/(Loss)	347
Net Realized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	–
Net Realized Gain/(Loss) on Investments	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	$347

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 5

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Money Market Portfolio
(all numbers in thousands)	2005(1)	2004
Operations:
Net investment income/(loss)	$347	$149
Net realized gain/(loss) from investment	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	347	149
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(347)	(149)
Service Shares	–	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(347)	(149)
Capital Share Transactions:
Shares sold
Institutional Shares	7,319	7,509
Service Shares	–	–
Reinvested dividends and distributions
Institutional Shares	347	149
Service Shares	–	–
Shares repurchased
Institutional Shares	(9,444)	(16,281)
Service Shares	(11)	–
Net Increase/(Decrease) from Capital Share Transactions	(1,789)	(8,623)
Net Increase/(Decrease) in Net Assets	(1,789)	(8,623)
Net Assets:
Beginning of period	12,149	20,772
End of period	$10,360	$12,149
Undistributed net investment income/(loss)*	$–	$3

(1) Period January 1, 2005 to March 28, 2005 for Service Shares. See Note 1.

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

6 Janus Aspen Series December 31, 2005

Financial Highlights

Institutional Shares
For a share outstanding during	Janus Aspen Money Market Portfolio
each fiscal year ended December 31	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.03	.01	.01	.02	.04
Net gain/(loss) on securities	– (1)	– (1)	– (1)	–	–
Total from Investment Operations	.03	.01	.01	.02	.04
Less Distributions:
Dividends (from net investment income)*	(.03)	(.01)	(.01)	(.02)	(.04)
Distributions (from capital gains)*	–	– (1)	– (1)	–	–
Total Distributions	(.03)	(.01)	(.01)	(.02)	(.04)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	2.94%	1.09%	0.86%	1.63%	4.22%
Net Assets, End of Period (in thousands)	$10,360	$12,138	$20,761	$73,402	$100,231
Average Net Assets for the Period (in thousands)	$12,086	$14,396	$31,124	$93,310	$96,524
Ratio of Gross Expenses to Average Net Assets(2)	0.50%	0.50%	0.50%	0.39%	0.34%
Ratio of Net Expenses to Average Net Assets(2)	0.50%	0.50%	0.50%	0.39%	0.34%
Ratio of Net Investment Income/(Loss) to Average Net Assets	2.87%	1.04%	0.87%	1.63%	4.07%

*  See Note 3 in Notes to Financial Statements.

(1)  Net gain/(loss) on securities and/or distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 7

Notes to Schedule of Investments

144A	Securities sold under Rule 144A of the Securities Act of 1933 and are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

The interest rate for variable rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of December 31, 2005.

Money market portfolios may hold securities with stated maturities of greater than 397 days when those securities have features that allow a Portfolio to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

8 Janus Aspen Series December 31, 2005

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Money Market Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests in short-term money market securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Institutional Shares. The class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

On March 22, 2005, the Board of Trustees of Janus Aspen Series approved the liquidation of the Service Shares class of Money Market Portfolio. The sole shareholder holding Service Shares of the Portfolio subsequently redeemed its holdings. Accordingly, the Money Market Portfolio - Service Shares are no longer offered for sale to the public.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Investments held by the Portfolio with maturities over 60 days are valued at market value. Short-term investments maturing within 60 days or less are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Prior to the liquidation of Service Shares, expenses were allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permit it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2005, the Portfolio was not invested in when-issued securities.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and

Janus Aspen Series December 31, 2005 9

Notes to Financial Statements (continued)

may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends representing substantially all of the net investment income and any net realized capital gains on sales of securities are declared daily and distributed monthly. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.25%.

Janus Capital has agreed until at least May 1, 2006 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee applicable to the Service Shares that was in effect prior to the liquidation, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 0.50% of the average daily net assets.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio.

For the fiscal year ended December 31, 2005, Janus Capital assumed $29,856 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds, based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian. Custody credits received reduce Custodian Fees. The Portfolio could have employed the assets used by the broker and/or the custodian to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

Portfolio	Accumulated Capital Losses	Federal Tax Cost
Janus Aspen Money Market Portfolio	$–	$10,376,360

10 Janus Aspen Series December 31, 2005

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Money Market Portfolio	$346,528	$–	$–	$–

For the fiscal year ended December 31, 2004	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Money Market Portfolio	$149,340	$–	$–	$–

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the fiscal year ended December 31	Institutional Shares
Portfolio	2005(1)	2004(1)	2003	2002	2001
Janus Aspen Money Market Portfolio	0.86%	0.98%	0.78%	0.39%	0.34%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31 (all numbers in thousands)	Janus Aspen Money Market Portfolio
	2005	2004
Transactions in Portfolio Shares - Institutional Shares
Shares sold	7,319	7,509
Reinvested dividends and distributions	347	149
Shares repurchased	(9,444)	(16,281)
Net Increase/(Decrease) in Capital Share Transactions	(1,778)	(8,623)
Shares Outstanding, Beginning of Period	12,138	20,761
Shares Outstanding, End of Period	10,360	12,138
Transactions in Portfolio Shares - Service Shares(1)
Shares sold	–	–
Reinvested dividends and distributions	–	–
Shares repurchased	(11)	–
Net Increase/(Decrease) in Capital Share Transactions	(11)	–
Shares Outstanding, Beginning of Period	11	11
Shares Outstanding, End of Period	–	11

(1)  Period from January 1, 2005 through March 28, 2005 for Service Shares. See Note 1.

Janus Aspen Series December 31, 2005 11

Notes to Financial Statements (continued)

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

12 Janus Aspen Series December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Money Market Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Money Market Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 10, 2006

Janus Aspen Series December 31, 2005 13

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Amendments to Advisory Agreements to Conform to Prevailing Industry Practice

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an amended Investment Advisory Agreement ("Amended Agreement") for each applicable Fund and authorized the submission of each Amended Agreement to the Fund's shareholders for approval. Shareholders approved the Amended Agreement for their Fund at a special meeting of Shareholders held on December 29, 2005.

In approving the proposed Amended Agreements, the Trustees considered the recommendations of an independent compliance consultant engaged by Janus Capital Management LLC ("JCM") regarding the form of each of those agreements and concluded that the proposed changes were consistent with industry practice and would reflect an appropriate delegation of authority to JCM clarifying its investment discretion over the Funds it manages.

In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by JCM and the respective subadvisers for subadvised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with JCM management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

Based on their evaluation of the information provided by JCM, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and JCM were fair and reasonable in light of the nature and quality of the services provided by JCM, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment.

In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of JCM and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of JCM and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by JCM or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of JCM and the actions taken by JCM in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by JCM and, if applicable, the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were

14 Janus Aspen Series December 31, 2005

likely to benefit from the continued provision of those services. They also concluded that JCM and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that JCM had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by JCM in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed JCM's management fees for its separate account clients and for its sub-advised funds (for which JCM provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that JCM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that JCM charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to JCM and its affiliates of their relationships with each Fund and found JCM's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of JCM, which they found to be sound.

The Trustees concluded that the management fees and any other compensation payable by each Fund to JCM and its affiliates, as well as the fees paid by JCM or a Fund to the subadvisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees JCM charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by JCM, the investment performance of the Fund and the expense limitations agreed to by JCM.

Economies of Scale

The Trustees received and considered information about the potential of JCM to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except one Fund that has breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of JCM, JCM is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. The Trustees considered certain Amended Agreements that included a change to the advisory fee to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period. Such a fee structure is likely to increase or decrease JCM's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between JCM

Janus Aspen Series December 31, 2005 15

Additional Information (unaudited) (continued)

and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to JCM and its affiliates from their relationship with the Funds. They recognized that affiliates of JCM separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered JCM's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of JCM, as well as JCM's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that JCM's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by JCM and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefore, the Funds and JCM may potentially benefit from their relationship with each other in other ways. They concluded that JCM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from JCM's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of JCM. They further concluded that success of each Fund could attract other business to JCM or its other Funds and that the success of JCM could enhance JCM's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the current Investment Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. In approving the Amended Agreements the Independent Trustees also concluded that the Amended Agreement, as proposed, was in the best interest of the Fund and its shareholders.

16 Janus Aspen Series December 31, 2005

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemption of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (commercial paper, demand notes, U.S. Government notes, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. Investments held by the Portfolio with maturities over 60 days are valued at market value. Short-term investments maturing within 60 days are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital. The last line of this statement reports the Portfolio's net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses and gains and losses on securities.

The first section in this statement, entitled "Investment Income," reports the interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses and expense offsets incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size and expense ratios.

Janus Aspen Series December 31, 2005 17

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises interest income earned on securities held by the Portfolio. Following is the total of realized gains. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that was used to cover operating expenses during the period.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of uninvested cash balances earning interest or balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable. The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

18 Janus Aspen Series December 31, 2005

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of the report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund and Janus Adviser Series.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees*

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 62	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus World Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 49	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 48	Trustee	6/02-Present	Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	69		Trustee of Asian Cultural Council.

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 67	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (metals distributor), and W.W. Grainger, Inc. (industrial distributor) and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), the University of Chicago, and Chicago Public Education Fund.

Janus Aspen Series December 31, 2005 19

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees* (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Partners (private equity firm); and Professor Emeritus of Business of University of Colorado. Formerly, Professor of Business, University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 61	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 67	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 58	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005); and President of Leo Burnett (USA) (advertising agency) (1996-2000).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

Interested Trustee

Thomas H. Bailey*** 151 Detroit Street Denver, CO 80206 Age 68	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation; and Director (1997-2001) of Janus Distributors, Inc.	69	N/A

 * All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected by shareholders as Trustees of the Trust on December 29, 2005. In addition, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.

** Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

*** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

20 Janus Aspen Series December 31, 2005

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
J. Eric Thorderson 151 Detroit Street Denver, CO 80206 Age 44	Executive Vice President and Portfolio Manager Money Market Portfolio	1/01-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. (1996-1999) for Janus Capital Corporation.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 35	Chief Legal Counsel and Secretary	1/06-Present	Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Bonnie M. Howe** 151 Detroit Street Denver, CO 80206 Age 40	Vice President	12/99-1/06	Vice President and Assistant General Counsel of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 40	President and Chief Executive Officer General Counsel Vice President and Secretary	1/06-Present 4/04-12/05 12/99-12/05	Senior Vice President and General Counsel of Janus Capital and Janus Services LLC: and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 48	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Bonnie M. Howe intends to resign her positions with Janus Capital Group Inc. and its subsidiaries effective January 11, 2006.

Janus Aspen Series December 31, 2005 21

Trustees and Officers (unaudited) (continued)

Officers (cont.)

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Girard C. Miller*** 151 Detroit Street Denver, CO 80206 Age 54	President and Chief Executive Officer	11/03-12/05	Executive Vice President and Chief Operating Officer of Janus Capital Group Inc. and Janus Capital; President of Janus Distributors LLC and Janus Capital International LLC; Executive Vice President of Janus Services LLC; President and Director of Janus Management Holdings Corporation; and Chief Operating Officer and President of Capital Group Partners, Inc. Formerly, President and Chief Executive Officer of ICMA Retirement Corporation (1993-2003).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 43	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

 * Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

*** Mr. Miller resigned his positions with Janus Capital Group Inc. and its subsidiaries effective December 30, 2005.

22 Janus Aspen Series December 31, 2005

[This page intentionally left blank.]

Janus Aspen Series December 31, 2005 23

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on November 22, 2005 and adjourned and reconvened to December 29, 2005. At the meeting, the following matters were voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

Elect nine Trustees, including eight "independent" candidates.

	Number of Shares			Percentage of Outstanding Shares			Percentage of Shares Voted
Trustees	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jerome S. Contro	305,036,919	13,749,999	318,786,918	76.17%	3.43%	79.60%	95.69%	4.31%	100.00%
William F. McCalpin	305,465,577	13,321,341	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
John W. McCarter, Jr.	305,094,088	13,692,830	318,786,918	76.18%	3.42%	79.60%	95.70%	4.30%	100.00%
Dennis B. Mullen	305,292,961	13,493,957	318,786,918	76.23%	3.37%	79.60%	95.77%	4.23%	100.00%
James T. Rothe	305,454,522	13,332,396	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
William D. Stewart	305,342,707	13,444,211	318,786,918	76.24%	3.36%	79.60%	95.78%	4.22%	100.00%
Martin H. Waldinger	304,893,973	13,892,945	318,786,918	76.13%	3.47%	79.60%	95.64%	4.36%	100.00%
Linda S. Wolf	304,970,915	13,816,003	318,786,918	76.15%	3.45%	79.60%	95.67%	4.33%	100.00%
Thomas H. Bailey	305,017,094	13,769,824	318,786,918	76.16%	3.44%	79.60%	95.68%	4.32%	100.00%

Proposal 2a

To approve amendments to the Trust's Amended and Restated Trust Instrument to provide for shareholder votes to be counted based upon each dollar of net asset value held by the shareholder rather than one vote for each share.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	280,014,672	28,222,128	10,550,118	-	69.92%	7.05%	2.63%	0.00%	87.84%	8.85%	3.31%	0.00%

Proposal 2b

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to reorganize all or a portion of the Trust or any of its Portfolios or classes.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	284,529,475	22,832,884	11,424,559	-	71.05%	5.70%	2.85%	0.00%	89.26%	7.16%	3.58%	0.00%

Proposal 2c

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to liquidate the Trust or any Portfolio or class thereof.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	278,988,114	27,248,932	12,549,871	-	69.67%	6.80%	3.13%	0.00%	87.51%	8.55%	3.94%	0.00%

Proposal 4a

To approve certain amendments to the Portfolio's investment advisory agreement with Janus Capital to conform to prevailing industry practice.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Portfolio	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Money Market Portfolio	12,534,132	11,763,764	513,369	256,999	-	93.85%	4.10%	2.05%	0.00%	93.85%	4.10%	2.05%	0.00%

24 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 25

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street
Denver, CO 80206
1-800-525-0020

Portfolio distributed by Janus Distributors LLC (01/06)

C-0106-363  109-02-708 02-06

2005 Annual Report

Janus Aspen Series

Janus Aspen Risk-Managed Core Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Schedule of Investments	13

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	19

Additional Information	20

Explanations of Charts, Tables and Financial Statements	24

Designation Requirements	26

Trustees and Officers	27

Shareholder Meeting	32

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary are just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing fee applicable to Service Shares, the administrative service fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2007. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series December 31, 2005 1

Janus Aspen Risk-Managed Core Portfolio
(unaudited)

Managed by INTECH

Portfolio Snapshot

This portfolio uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

For the 12 months ended December 31, 2005, Janus Aspen Risk-Managed Core Portfolio - Service Shares returned 10.92%. This compares to a 4.91% gain by the S&P 500® Index, the Portfolio's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Portfolio, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Portfolio's goal is to produce returns in excess of its primary benchmark with an equal or lesser amount of risk.

The Portfolio's mathematical investing process seeks to build a more efficient Portfolio than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver return over and above the Index over the long-term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Portfolio in an attempt to keep the Portfolio more efficient than the Index, without increasing relative risk. While individual stock volatility was low during the period, we believe there was indeed adequate fluctuation overall to allow our process to work well. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short-term, we believe that the consistent application of our process will help the Portfolio perform well over the long-term.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long-term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Portfolio may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Aspen Risk-Managed Core Portfolio.

Top 10 Equity Holdings – (% of Net Assets)

	December 31, 2005	December 31, 2004
Procter & Gamble Co.	1.7%	0.8%
Johnson & Johnson	1.5%	0.9%
Exxon Mobil Corp.	1.5%	1.8%
Medco Health Solutions, Inc.	1.4%	0.1%
General Electric Co.	1.2%	1.2%
HCA, Inc.	1.2%	–
Loews Corp.	1.2%	1.1%
Valero Energy Corp.	1.1%	1.0%
Franklin Resources, Inc.	1.1%	0.1%
Public Service Enterprise Group, Inc.	1.1%	0.4%

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

2 Janus Aspen Series December 31, 2005

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2005

	One Year	Since Inception*
Janus Aspen Risk-Managed Core Portfolio – Service Shares	10.92%	17.68%
S&P 500® Index	4.91%	13.18%
Lipper Ranking - based on total returns for Variable Annuity Multi-Cap Core Funds	18/167	31/141

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date - January 2, 2003

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in this chart.

Expense Example - Service Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05)*
Actual	$1,000.00	$1,077.10	$7.12
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.92

*Expenses are equal to the annualized expense ratio of 1.36%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Since the Portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses for investors compared to a "buy and hold" or index portfolio strategy.

The weighting of securities within the Portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

INTECH is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Capital has contractually agreed to waive each Portfolio's total operating expenses to the levels indicated in the Statement of Additional Information until at least May 1, 2007. Total returns shown include fee waivers, if any and without such waivers, total returns would have been lower.

Janus Aspen Series December 31, 2005 3

Janus Aspen Risk-Managed Core Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Common Stock - 98.5%
Advertising Agencies - 0.3%
200	Interpublic Group of Companies, Inc.*	$1,930
700	Omnicom Group, Inc.	59,591
		61,521
Aerospace and Defense - 1.0%
500	Boeing Co.	35,120
600	Lockheed Martin Corp.	38,178
100	Northrop Grumman Corp.	6,011
1,000	Raytheon Co.	40,150
1,800	Rockwell Collins, Inc.	83,646
		203,105
Aerospace and Defense - Equipment - 0.2%
300	B.F. Goodrich Co.	12,330
500	United Technologies Corp.	27,955
		40,285
Agricultural Chemicals - 0.9%
2,200	Monsanto Co.	170,566
Agricultural Operations - 0.7%
5,200	Archer-Daniels-Midland Co.	128,232
Apparel Manufacturers - 0.3%
1,000	V. F. Corp.	55,340
Appliances - 0%
100	Whirlpool Corp.	8,376
Applications Software - 1.3%
1,600	Citrix Systems, Inc.*	46,048
1,200	Intuit, Inc.*	63,960
100	Mercury Interactive Corp.*	2,779
3,900	Microsoft Corp.	101,985
3,900	Siebel Systems, Inc.	41,262
		256,034
Athletic Footwear - 0.3%
900	Reebok International, Ltd.	52,407
Automotive - Truck Parts and Equipment - Original - 0%
100	Johnson Controls, Inc.	7,291
Beverages - Non-Alcoholic - 1.7%
2,600	Coca-Cola Co.	104,806
5,000	Coca-Cola Enterprises, Inc.	95,850
1,100	Pepsi Bottling Group, Inc.	31,471
1,900	PepsiCo, Inc.	112,252
		344,379
Beverages - Wine and Spirits - 0.5%
1,300	Brown-Forman Corp. - Class B	90,116
Broadcast Services and Programming - 0.2%
1,000	Clear Channel Communications, Inc.*	31,450
Building - Residential and Commercial - 0.3%
900	KB Home	65,394
Building and Construction Products - Miscellaneous - 0.2%
600	Vulcan Materials Co.	40,650
Building Products - Air and Heating - 0%
100	American Standard Companies, Inc.	3,995
Cable Television - 0.4%
2,900	Comcast Corp. - Class A*	75,284
Casino Hotels - 0.4%
1,200	Harrah's Entertainment, Inc.	85,548

Shares or Principal Amount		Value
Chemicals - Diversified - 0.1%
100	Dow Chemical Co.	$4,382
200	E.I. du Pont de Nemours and Co.	8,500
100	PPG Industries, Inc.*	5,790
200	Rohm & Haas Co.	9,684
		28,356
Chemicals - Specialty - 0.2%
300	Ashland, Inc.	17,370
400	Ecolab, Inc.	14,508
		31,878
Coatings and Paint Products - 0.2%
900	Sherwin-Williams Co.	40,878
Commercial Banks - 0.7%
500	AmSouth Bancorporation	13,105
100	BB&T Corp.	4,191
700	M&T Bank Corp.	76,335
100	Marshall & Ilsley Corp.	4,304
400	Regions Financial Corp.	13,664
600	Synovus Financial Corp.	16,206
100	Zions Bancorporation*	7,556
		135,361
Commercial Services - 0%
125	CCE Spinco, Inc.*	1,638
Commercial Services - Finance - 1.0%
2,100	Equifax, Inc.	79,842
200	H&R Block, Inc.	4,910
1,300	Moody's Corp.	79,846
800	Paychex, Inc.	30,496
		195,094
Computer Aided Design - 0.3%
1,500	Autodesk, Inc.	64,425
Computers - 1.5%
2,200	Apple Computer, Inc.*	158,158
200	Dell, Inc.*	5,998
4,200	Hewlett-Packard Co.	120,246
200	IBM Corp.	16,440
		300,842
Computers - Integrated Systems - 0.4%
2,100	NCR Corp.*	71,274
Computers - Memory Devices - 0%
500	EMC Corp.*	6,810
Consumer Products - Miscellaneous - 0.9%
2,300	Clorox Co.	130,847
500	Fortune Brands, Inc.	39,010
		169,857
Containers - Metal and Glass - 0%
200	Ball Corp.	7,944
Containers - Paper and Plastic - 0%
100	Sealed Air Corp.*	5,617
Cosmetics and Toiletries - 2.3%
1,900	Colgate-Palmolive Co.	104,215
100	International Flavors & Fragrances, Inc.*	3,350
5,827	Procter & Gamble Co.	337,267
		444,832

See Notes to Schedule of Investments and Financial Statements.

4 Janus Aspen Series December 31, 2005

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Data Processing and Management - 0.6%
1,100	Automatic Data Processing, Inc.	$50,479
500	First Data Corp.	21,505
1,300	Fiserv, Inc.*	56,251
		128,235
Dental Supplies and Equipment - 0%
100	Patterson Companies, Inc.*	3,340
Disposable Medical Products - 0.5%
1,400	C.R. Bard, Inc.	92,288
Distribution/Wholesale - 0.5%
2,300	Genuine Parts Co.	101,016
Diversified Financial Services - 0.1%
300	Morgan Stanley Co.*	17,022
Diversified Operations - 1.9%
200	3M Co.	15,500
300	Danaher Corp.	16,734
6,700	General Electric Co.	234,835
600	ITT Industries, Inc.	61,692
500	Textron, Inc.	38,490
100	Tyco International, Ltd. (U.S. Shares)	2,886
		370,137
Drug Delivery Systems - 0.5%
2,200	Hospira, Inc.*	94,116
E-Commerce/Products - 0.1%
400	Amazon.com, Inc.*	18,860
Electric - Integrated - 7.4%
400	Allegheny Energy, Inc.*	12,660
1,300	Ameren Corp.	66,612
100	American Electric Power Company, Inc.	3,709
100	Cinergy Corp.	4,246
1,500	CMS Energy Corp.*	21,765
1,500	Consolidated Edison, Inc.	69,495
700	Constellation Energy Group, Inc.	40,320
900	Dominion Resources, Inc.	69,480
1,900	DTE Energy Co.	82,061
200	Duke Energy Corp.	5,490
4,300	Edison International	187,523
1,100	Entergy Corp.	75,515
2,200	Exelon Corp.	116,908
1,700	FirstEnergy Corp.	83,283
1,000	FPL Group, Inc.	41,560
3,500	PG&E Corp.	129,920
900	PPL Corp.	26,460
3,200	Public Service Enterprise Group, Inc.	207,903
1,600	Southern Co.	55,248
2,800	TECO Energy, Inc.	48,104
1,600	TXU Corp.	80,304
2,100	Xcel Energy, Inc.	38,766
		1,467,332
Electronic Components - Miscellaneous - 0.2%
1,300	Jabil Circuit, Inc.*	48,217
Electronic Components - Semiconductors - 1.2%
1,200	Broadcom Corp. - Class A*	56,580
200	Freescale Semiconductor, Inc. - Class B*	5,034
1,400	Intel Corp.	34,944
2,600	National Semiconductor Corp.	67,548
500	NVIDIA Corp.*	18,280

Shares or Principal Amount		Value
Electronic Components - Semiconductors - (continued)
100	QLogic Corp.*	$3,251
1,600	Texas Instruments, Inc.	51,312
100	Xilinx, Inc.	2,521
		239,470
Electronic Measuring Instruments - 0.2%
1,000	Agilent Technologies, Inc.*	33,290
Enterprise Software/Services - 0.6%
3,500	BMC Software, Inc.	71,715
4,100	Oracle Corp.*	50,061
		121,776
Fiduciary Banks - 0.3%
300	Northern Trust Corp.	15,546
800	State Street Corp.	44,352
		59,898
Filtration and Separations Products - 0%
300	Pall Corp.	8,058
Finance - Consumer Loans - 0.6%
2,300	SLM Corp.	126,707
Finance - Investment Bankers/Brokers - 2.6%
100	Bear Stearns Companies, Inc.	11,553
5,800	Charles Schwab Corp.	85,086
2,900	Citigroup, Inc.	140,737
800	Goldman Sachs Group, Inc.	102,168
1,200	Lehman Brothers Holdings, Inc.	153,804
200	Merrill Lynch & Company, Inc.	13,546
		506,894
Financial Guarantee Insurance - 0%
100	MGIC Investment Corp.	6,582
Food - Confectionary - 1.3%
2,500	Hershey Foods Corp.	138,125
1,800	Wm. Wrigley Jr. Co.	119,682
		257,807
Food - Diversified - 0.9%
1,400	Campbell Soup Co.	41,678
200	ConAgra Foods, Inc.	4,056
1,300	General Mills, Inc.	64,116
1,300	Kellogg Co.	56,186
100	McCormick & Company, Inc.	3,092
600	Sara Lee Corp.	11,340
		180,468
Food - Meat Products - 0.1%
1,000	Tyson Foods, Inc. - Class A	17,100
Food - Retail - 0.4%
200	Kroger Co.*	3,776
2,800	Safeway, Inc.*	66,248
		70,024
Food - Wholesale/Distribution - 0.6%
3,700	Sysco Corp.	114,885
Gas - Distribution - 0.3%
100	Nicor, Inc.	3,931
400	NiSource, Inc.	8,344
1,200	Sempra Energy Co.	53,808
		66,083

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 5

Janus Aspen Risk-Managed Core Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Health Care Cost Containment - 0.5%
2,000	McKesson Corp.	$103,180
Home Decoration Products - 0.3%
2,700	Newell Rubbermaid, Inc.	64,206
Hotels and Motels - 0.6%
400	Hilton Hotels Corp.	9,644
400	Marriott International, Inc. - Class A	26,788
1,200	Starwood Hotels & Resorts Worldwide, Inc.	76,632
		113,064
Human Resources - 0.1%
300	Robert Half International, Inc.	11,367
Industrial Automation and Robotics - 0.2%
600	Rockwell Automation, Inc.	35,496
Industrial Gases - 0%
100	Air Products and Chemicals, Inc.	5,919
Instruments - Controls - 0%
100	Thermo Electron Corp.*	3,013
Instruments - Scientific - 0.1%
500	Applera Corp. - Applied Biosystems Group	13,280
100	Fisher Scientific International, Inc.*	6,186
		19,466
Insurance Brokers - 0.7%
2,900	Aon Corp.	104,255
1,100	Marsh & McLennan Companies, Inc.	34,936
		139,191
Investment Management and Advisory Services - 1.3%
900	Federated Investors, Inc. - Class B	33,336
2,400	Franklin Resources, Inc.	225,624
		258,960
Life and Health Insurance - 1.9%
1,500	AFLAC, Inc.	69,630
1,200	CIGNA Corp.	134,040
300	Jefferson-Pilot Corp.	17,079
400	Principal Financial Group, Inc.	18,972
1,500	Prudential Financial, Inc.	109,785
200	Torchmark Corp.	11,120
400	UnumProvident Corp.	9,100
		369,726
Machinery - Construction and Mining - 0.1%
200	Caterpillar, Inc.	11,554
Medical - Biomedical and Genetic - 1.0%
900	Amgen, Inc.*	70,974
900	Chiron Corp.*	40,014
600	Genzyme Corp.*	42,468
700	Millipore Corp.*	46,228
		199,684
Medical - Drugs - 5.1%
2,500	Abbott Laboratories	98,575
4,400	Bristol-Myers Squibb Co.	101,112
1,600	Eli Lilly and Co.	90,544
3,100	Forest Laboratories, Inc.*	126,108
3,500	King Pharmaceuticals, Inc.*	59,220
900	MedImmune, Inc.*	31,518
5,600	Merck & Company, Inc.	178,136
4,720	Pfizer, Inc.	110,070
5,300	Schering-Plough Corp.	110,505
2,100	Wyeth	96,747
		1,002,535

Shares or Principal Amount		Value
Medical - Generic Drugs - 0.6%
2,900	Mylan Laboratories, Inc.	$57,884
1,900	Watson Pharmaceuticals, Inc.*	61,769
		119,653
Medical - HMO - 2.9%
1,800	Aetna, Inc.	169,758
850	Coventry Health Care, Inc.*	48,416
1,400	Humana, Inc.*	76,062
2,100	UnitedHealth Group, Inc.	130,494
1,900	WellPoint, Inc.*	151,601
		576,331
Medical - Hospitals - 1.6%
4,600	HCA, Inc.	232,300
3,800	Health Management Associates, Inc. - Class A	83,448
300	Tenet Healthcare Corp.*	2,298
		318,046
Medical - Nursing Homes - 0.2%
1,000	Manor Care, Inc.	39,770
Medical - Wholesale Drug Distributors - 1.2%
1,600	AmerisourceBergen Corp.	66,240
2,600	Cardinal Health, Inc.	178,750
		244,990
Medical Information Systems - 0%
300	IMS Health, Inc.	7,476
Medical Instruments - 2.1%
2,800	Guidant Corp.	181,300
2,000	Medtronic, Inc.	115,140
2,200	St. Jude Medical, Inc.*	110,440
		406,880
Medical Labs and Testing Services - 0.5%
200	Laboratory Corporation of America Holdings*	10,770
1,600	Quest Diagnostics, Inc.	82,368
		93,138
Medical Products - 3.1%
2,400	Baxter International, Inc.	90,360
1,800	Becton, Dickinson and Co.	108,144
4,900	Johnson & Johnson	294,490
1,500	Stryker Corp.	66,645
700	Zimmer Holdings, Inc.*	47,208
		606,847
Multi-Line Insurance - 2.8%
1,000	ACE, Ltd.	53,440
2,200	Allstate Corp.	118,954
700	Genworth Financial, Inc. - Class A	24,206
400	Hartford Financial Services Group, Inc.	34,356
2,400	Loews Corp.	227,640
1,800	MetLife, Inc.	88,200
		546,796
Multimedia - 0.5%
200	E.W. Scripps Co. - Class A	9,604
600	McGraw-Hill Companies, Inc.	30,978
2,600	News Corporation, Inc. - Class A	40,430
200	Viacom, Inc. - Class B	6,520
100	Walt Disney Co.	2,397
		89,929

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series December 31, 2005

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Networking Products - 0%
400	Cisco Systems, Inc.*	$6,848
Oil - Field Services - 1.2%
900	Baker Hughes, Inc.	54,702
1,500	BJ Services Co.	55,005
1,300	Halliburton Co.	80,548
400	Schlumberger, Ltd. (U.S. Shares)	38,860
100	Weatherford International, Ltd*	3,620
		232,735
Oil and Gas Drilling - 0.8%
500	Nabors Industries, Ltd.*	37,875
300	Noble Corp.	21,162
1,500	Transocean, Inc.*	104,535
		163,572
Oil Companies - Exploration and Production - 3.1%
500	Anadarko Petroleum Corp.	47,375
240	Apache Corp.	16,445
1,700	Burlington Resources, Inc.	146,540
800	Devon Energy Corp.	50,032
2,100	EOG Resources, Inc.	154,077
1,796	Kerr-McGee Corp.	163,184
700	XTO Energy, Inc.	30,758
		608,411
Oil Companies - Integrated - 3.9%
100	Amerada Hess Corp.	12,682
1,265	Chevron Corp.	71,814
3,300	ConocoPhillips	191,994
5,200	Exxon Mobil Corp.	292,084
1,370	Marathon Oil Corp.	83,529
1,500	Occidental Petroleum Corp.	119,820
		771,923
Oil Field Machinery and Equipment - 0.4%
1,200	National-Oilwell Varco, Inc.*	75,240
Oil Refining and Marketing - 1.9%
2,000	Sunoco, Inc.	156,760
4,400	Valero Energy Corp.	227,040
		383,800
Optical Supplies - 0.7%
800	Allergan, Inc.	86,368
700	Bausch & Lomb, Inc.	47,530
		133,898
Paper and Related Products - 0.1%
500	Temple-Inland, Inc.	22,425
Pharmacy Services - 2.4%
1,100	Caremark Rx, Inc.*	56,969
1,700	Express Scripts, Inc. - Class A*	142,460
5,017	Medco Health Solutions, Inc.*	279,949
		479,378
Photo Equipment and Supplies - 0%
200	Eastman Kodak Co.	4,680
Pipelines - 0.7%
1,600	Kinder Morgan, Inc.	147,120
Power Converters and Power Supply Equipment - 0.3%
2,300	American Power Conversion Corp.	50,600
Printing - Commercial - 0%
100	R.R. Donnelley & Sons Co.	3,421

Shares or Principal Amount		Value
Property and Casualty Insurance - 2.3%
400	Chubb Corp.	$39,060
1,300	Progressive Corp.	151,814
1,800	SAFECO Corp.	101,700
3,500	St. Paul Travelers Companies, Inc.	156,345
		448,919
Publishing - Newspapers - 0.1%
100	Gannett Company, Inc.	6,057
300	Knight-Ridder, Inc.	18,990
		25,047
REIT - Apartments - 0.3%
1,200	Archstone-Smith Trust, Inc.	50,268
200	Equity Residential Properties Trust	7,824
		58,092
REIT - Office Property - 0.3%
2,100	Equity Office Properties Trust	63,693
REIT - Regional Malls - 0.4%
1,100	Simon Property Group, Inc.	84,293
REIT - Storage - 0.1%
300	Public Storage, Inc.	20,316
REIT - Warehouse and Industrial - 0.1%
400	ProLogis	18,688
Retail - Apparel and Shoe - 0.5%
2,600	Nordstrom, Inc.	97,240
Retail - Auto Parts - 0.1%
300	AutoZone, Inc.*	27,525
Retail - Automobile - 0.1%
600	Auto Nation, Inc.*	13,038
Retail - Consumer Electronics - 0%
200	Circuit City Stores, Inc.	4,518
Retail - Discount - 0.4%
700	Costco Wholesale Corp.	34,629
400	Target Corp.	21,988
700	TJX Companies, Inc.	16,261
100	Wal-Mart Stores, Inc.	4,680
		77,558
Retail - Drug Store - 0.9%
3,000	CVS Corp.	79,260
2,200	Walgreen Co.	97,372
		176,632
Retail - Jewelry - 0.1%
400	Tiffany & Co.	15,316
Retail - Major Department Stores - 0.7%
2,100	J.C. Penney Company, Inc.	116,760
188	Sears Holdings Corp.*	21,720
		138,480
Retail - Office Supplies - 0.7%
4,400	Office Depot, Inc.*	138,160
Retail - Regional Department Stores - 0.6%
1,452	Federated Department Stores, Inc.	96,311
300	Kohl's Corp.*	14,580
		110,891

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 7

Janus Aspen Risk-Managed Core Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Retail - Restaurants - 1.4%
2,100	Darden Restaurants, Inc.	$81,648
2,000	Starbucks Corp.*	60,020
1,100	Wendy's International, Inc.	60,786
1,400	Yum! Brands, Inc.	65,632
		268,086
Savings/Loan/Thrifts - 0.4%
1,100	Golden West Financial Corp.	72,600
Schools - 0%
100	Apollo Group, Inc. - Class A*	6,046
Semiconductor Components/Integrated Circuits - 0.1%
300	Linear Technology Corp.	10,821
Super-Regional Banks - 1.9%
3,976	Bank of America Corp.	183,493
200	KeyCorp	6,586
100	PNC Bank Corp.	6,183
1,200	SunTrust Banks, Inc.	87,312
200	U.S. Bancorp	5,978
1,012	Wachovia Corp.	53,494
400	Wells Fargo & Co.	25,132
		368,178
Telecommunication Equipment - 0.1%
1,100	ADC Telecommunications, Inc.	24,574
Telecommunication Equipment - Fiber Optics - 0.3%
3,500	Corning, Inc.*	68,810
Telephone - Integrated - 1.3%
900	ALLTEL Corp.	56,790
500	BellSouth Corp.	13,550
4,500	Citizens Communications Co.	55,035
2,340	Sprint Nextel Corp.	54,662
2,500	Verizon Communications, Inc.	75,300
		255,337
Telephone - Local - 0.9%
7,257	AT&T, Inc.	177,724
Therapeutics - 0.2%
700	Gilead Sciences, Inc.*	36,841
Tobacco - 1.7%
2,700	Altria Group, Inc.	201,744
900	Reynolds American, Inc.	85,797
1,400	UST, Inc.	57,162
		344,703

Shares or Principal Amount		Value
Tools - Hand Held - 0.2%
900	Snap-On, Inc.	$33,804
Toys - 0.1%
800	Mattel, Inc.	12,656
Transportation - Railroad - 1.7%
2,300	Burlington Northern Santa Fe Corp.	162,886
1,000	CSX Corp.	50,770
400	Norfolk Southern Corp.	17,932
1,200	Union Pacific Corp.	96,612
		328,200
Web Portals/Internet Service Providers - 0%
200	Yahoo!, Inc.*	7,836
Wireless Equipment - 0.4%
300	Motorola, Inc.	6,777
1,500	QUALCOMM, Inc.	64,620
		71,397
Total Common Stock (cost $17,424,647)		19,451,671
Repurchase Agreement - 0.5%
$100,000	Bear Stearns & Company, Inc., 4.30% dated 12/30/05, maturing 1/3/06 to be repurchased at $100,048 collateralized by $890,737 in U.S. Government Agencies 0% - 27.045%, 2/15/09 - 12/25/35 with a value of $102,000 (cost $100,000)	100,000
Total Investments (total cost $17,524,647) – 99.0%		19,551,671
Cash, Receivables and Other Assets, net of Liabilities – 1.0%		202,664
Net Assets – 100%		$19,754,335

Summary of Investments by Country

Country	Value	% of Investment Securities
Bermuda	$44,381	0.2%
Cayman Islands	179,137	0.9%
Netherlands	38,860	0.2%
United States††	19,289,293	98.7%
Total	$19,551,671	100.0%

††Includes Short-Term Securities (98.1% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.

8 Janus Aspen Series December 31, 2005

Statement of Assets and Liabilities

As of December 31, 2005 (all numbers in thousands except net asset value per share)	Janus Aspen Risk-Managed Core Portfolio
Assets:
Investments at cost	$17,525
Investments at value	$19,552
Cash	130
Receivables:
Portfolio shares sold	89
Dividends	25
Interest	–
Other assets	–
Total Assets	19,796
Liabilities:
Payables:
Portfolio shares repurchased	1
Advisory fees	8
Transfer agent fees and expenses	–
Distribution fees - Service Shares	4
Administrative services fees - Service Shares	2
Non-interested Trustees' fees and expenses	3
Accrued expenses	24
Total Liabilities	42
Net Assets	$19,754
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$17,750
Undistributed net investment income/(loss)*	–
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(23)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	2,027
Total Net Assets	$19,754
Net Assets - Service Shares	$19,754
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,585
Net Asset Value Per Share	$12.47

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 9

Statement of Operations

For the fiscal year ended December 31, 2005 (all numbers in thousands)	Janus Aspen Risk-Managed Core Portfolio
Investment Income:
Interest	$6
Dividends	332
Total Investment Income	338
Expenses:
Advisory fees	96
Transfer agent fees and expenses	2
Custodian fees	27
System fees	19
Professional fees	25
Non-interested Trustees' fees and expenses	15
Distribution fees - Service Shares	48
Administrative services fees - Service Shares	19
Other expenses	7
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	258
Expense and Fee Offsets	–
Net Expenses	258
Net Investment Income/(Loss)	80
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	2,585
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	(679)
Net Gain/(Loss) on Investments	1,906
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,986

See Notes to Financial Statements.

10 Janus Aspen Series December 31, 2005

Statements of Changes in Net Assets

For for the fiscal year ended December 31	Janus Aspen Risk-Managed Core Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$80	$21
Net realized gain/(loss) from investment and foreign currency transactions	2,585	1,846
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(679)	801
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,986	2,668
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	(53)	(20)
Net realized gain from investment transactions*
Service Shares	(3,103)	(1,473)
Tax return of capital*
Service Shares	(322)	–
Net Decrease from Dividends and Distributions	(3,478)	(1,493)
Capital Share Transactions:
Shares sold
Service Shares	8,966	9,682
Reinvested dividends and distributions
Service Shares	3,478	1,493
Shares repurchased
Service Shares	(11,878)	(3,007)
Net Increase/(Decrease) from Capital Share Transactions	566	8,168
Net Increase/(Decrease) in Net Assets	(926)	9,343
Net Assets:
Beginning of period	20,680	11,337
End of period	$19,754	$20,680
Undistributed net investment income/(loss)*	$–	$2

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 11

Financial Highlights – Service Shares

For a share outstanding during	Janus Aspen Risk-Managed Core Portfolio
each fiscal year or period ended December 31	2005	2004	2003(1)
Net Asset Value, Beginning of Period	$13.60	$12.49	$10.00
Income from Investment Operations:
Net investment income/(loss)	.04	.02	– (2)
Net gain/(loss) on securities (both realized and unrealized)	1.43	2.16	2.50
Total from Investment Operations	1.47	2.18	2.50
Less Distributions:
Dividends (from net investment income)*	(.04)	(.01)	–
Distributions (from capital gains)*	(2.35)	(1.06)	(.01)
Tax return of capital*	(.21)	–	–
Total Distributions	(2.60)	(1.07)	(.01)
Net Asset Value, End of Period	$12.47	$13.60	$12.49
Total Return**	10.92%	17.55%	24.99%
Net Assets, End of Period (in thousands)	$19,754	$20,680	$11,337
Average Net Assets for the Period (in thousands)	$19,174	$15,270	$8,414
Ratio of Gross Expenses to Average Net Assets***(3)	1.35%	1.43%	1.50%
Ratio of Net Expenses to Average Net Assets***(3)	1.34%	1.43%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.42%	0.14%	0%
Portfolio Turnover Rate***	109%	84%	61%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal period ended.

(3)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

12 Janus Aspen Series December 31, 2005

Notes to Schedule of Investments

Lipper Variable Annuity Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500® Index.

S&P 500® Index	The Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*Non-income-producing security.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of a Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Aspen Series December 31, 2005 13

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Risk-Managed Core Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. The class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000 for the Portfolio on December 31, 2002. Janus Capital invested additional seed capital in the amount of $7,490,000 for the Portfolio on January 2, 2003. During the fiscal year ended December 31, 2005, Janus Capital redeemed seed capital of $6,983,251.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

14 Janus Aspen Series December 31, 2005

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of contingent assets and liabilities and disclosure of assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.50%.

Effective January 1, 2006, the investment advisory fee rates will change from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to a selected benchmark index. This change will not impact the current investment advisory fee until one year after the effective date when the performance adjustment takes effect.

Enhanced Investment Technologies LLC ("INTECH") serves as subadviser to the Portfolio. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH as of December 31, 2005. Effective February 1, 2006, Janus Capital will own approximately 82.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the Portfolio.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, may receive from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Capital has agreed until at least May 1, 2007 to reimburse the Portfolio by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing fee applicable to the Service Shares, the administrative services fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.10% of the average daily net assets.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have

Janus Aspen Series December 31, 2005 15

Notes to Financial Statements (continued)

adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

For the fiscal year ended December 31, 2005 Janus Capital assumed $29,856 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds, based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. Other transfer agent fees offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Risk-Managed Core Portfolio	$–	$–	$–	$–	$–	$2,004,577

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Risk-Managed Core Portfolio	$17,547,094	$2,278,617	$(274,040)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Risk-Managed Core Portfolio	$1,124,844	$2,031,127	$321,728	$–
For the fiscal period ended December 31, 2004	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Risk-Managed Core Portfolio	$265,871	$1,227,139	$–	$–

16 Janus Aspen Series December 31, 2005

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended December 31	Service Shares
Portfolio	2005(1)	2004(1)	2003(2)
Janus Aspen Risk-Managed Core Portfolio	1.35%	1.43%	2.62%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Risk-Managed Core Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Service Shares
Shares sold	646	735
Reinvested dividends and distributions	274	110
Shares repurchased	(856)	(232)
Net Increase/(Decrease) in Capital Share Transactions	64	613
Shares Outstanding, Beginning of Period	1,521	908
Shares Outstanding, End of Period	1,585	1,521

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Risk-Managed Core Portfolio	$20,735,050	$23,768,403	$–	$–

Janus Aspen Series December 31, 2005 17

Notes to Financial Statements (continued)

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

18 Janus Aspen Series December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Risk-Managed Core Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Risk-Managed Core Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 10, 2006

Janus Aspen Series December 31, 2005 19

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30, is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Performance-Based Advisory Fee Proposal – For Risk-Managed Core Portfolio

On September 20, 2005 and October 19, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an Amended Investment Advisory Agreement for the Fund ("Proposed Agreement") and authorized the submission of the Proposed Agreement to the Fund's shareholders for approval. The Proposed Agreement changed the advisory fee paid by the Fund from a fixed rate to a rate that adjusts upward or downward based on the Fund's performance relative to a selected benchmark index. Shareholders of the Fund approved the Proposed Agreement at a special meeting of Shareholders held on December 29, 2005.

For more than a year the Independent Trustees and their independent fee consultant, in consultation with independent legal counsel to the Independent Trustees, explored the possibility of modifying the fee structure for certain funds to provide for a performance-based adjustment to the current investment advisory fee rate that would increase or decrease the fee based on whether the Fund's total return performance exceeds or lags a stated relevant benchmark index.

The Independent Trustees also worked with Janus Capital Management LLC ("JCM") to develop a performance structure that was acceptable to JCM. In doing so, the Independent Trustees were seeking to provide a closer alignment of the interests of JCM with those of the Funds and their shareholders. They believe that the fee structure proposed for each Fund will achieve that objective. Included as part of their analysis of the overall performance fee structure, the Trustees, in consultation with their independent fee consultant, considered the appropriate performance range for achieving the maximum and minimum advisory fee that would result in the performance adjustment of up to 0.15% (positive or negative) of a Fund's average daily net assets during the applicable performance measurement period. The Trustees reviewed information provided by JCM and prepared by their independent fee consultant with respect to an appropriate deviation of excess/under returns relative to a Fund's benchmark index, taking into consideration expected tracking error of the Fund, expected returns and potential risks and economics involved both for JCM and the Fund's shareholders. The Trustees also reviewed the structure of performance fees applied by other mutual fund complexes. Based on this information, the Trustees determined that a performance range that approximates one standard deviation of excess/under returns relative to a Fund's benchmark index was appropriate for calculating the maximum range (positive or negative) of the performance adjustment.

As described above, the performance adjustment that will be added to or subtracted from the "Base Fee" as a result of a Fund's performance relative to its benchmark index is a variable up to 0.15% of average net assets during the performance measurement period. Importantly, the performance is computed after deducting the Fund's operating expenses (including advisory fees), which means that in order to receive any upward adjustment from the Base Fee, JCM must deliver a total return after expenses that exceeds the return of the benchmark index, which does not incur any expenses.

The Trustees determined that the benchmark index specified in each of the Proposed Agreements for purposes of computing the performance fee adjustments is appropriate for the respective Fund based on a number of factors, including the fact that the index is broad-based and is composed of securities of the types in which the Fund may invest. The Trustees believe that divergence between the Fund's performance and performance of the index can be attributed, in part, to the ability of the portfolio manager in making investment decisions within the parameters of the Fund's investment objective and investment policies and restrictions.

20 Janus Aspen Series December 31, 2005

The Trustees determined that the class of shares of each Fund selected for purposes of calculating the Performance Adjustment as applied to the Fund is the most appropriate class for use in calculating such Fund's Performance Adjustment. In making that determination, the Trustees considered the fee structure and expenses paid by each class of shares, any fees paid to or retained by JCM or its affiliates, as well as the distribution channel for each class of shares.

The time periods to be used in determining any performance adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the performance of the Fund and of the index. In that regard the Trustees concluded that it would be appropriate for there to be no adjustment from the Base Fee for the first 12 months after the effective date of each Proposed Agreement before implementation of any performance adjustment, and that, once implemented, the Performance Adjustment should reflect only the Fund's performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty sixth month after the effective date, the performance measurement period would be fully implemented, and that the performance adjustment should thereafter be based upon a thirty-six month rolling performance measurement period.

In addition to considering the performance fee structure reflected in each Proposed Agreement, in approving each of those agreements, the Trustees followed the process and considered the factors in connection with their most recent consideration of the investment advisory agreements for all of the Funds. As a part of that review, the Trustees received and reviewed a substantial amount of information provided by JCM and the respective subadvisers for subadvised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with JCM management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

Based on their evaluation of the information provided by JCM, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and JCM were fair and reasonable in light of the nature and quality of the services provided by JCM, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment.

In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of JCM and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of JCM and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by JCM or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of JCM and the actions taken by JCM in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by JCM and, if applicable, the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that JCM and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of

Janus Aspen Series December 31, 2005 21

Additional Information (unaudited)

comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that JCM had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by JCM in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed JCM's management fees for its separate account clients and for its sub-advised funds (for which JCM provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that JCM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that JCM charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to JCM and its affiliates of their relationships with each Fund and found JCM's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of JCM, which they found to be sound.

The Trustees concluded that the management fees and any other compensation payable by each Fund to JCM and its affiliates, as well as the fees paid by JCM or a Fund to the subadvisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees JCM charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by JCM, the investment performance of the Fund and the expense limitations agreed to by JCM.

Economies of Scale

The Trustees received and considered information about the potential of JCM to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except one Fund that has breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of JCM, JCM is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. The Trustees considered certain Amended Investment Advisory Agreements that included a change to the advisory fee to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period. Such a fee structure is likely to increase or decrease JCM's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between JCM and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to JCM and its affiliates from their relationship with the Funds. They recognized that affiliates of JCM separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered JCM's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or

22 Janus Aspen Series December 31, 2005

other clients of JCM, as well as JCM's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that JCM's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by JCM and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefore, the Funds and JCM may potentially benefit from their relationship with each other in other ways. They concluded that JCM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from JCM's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of JCM. They further concluded that success of each Fund could attract other business to JCM or its other Funds and that the success of JCM could enhance JCM's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the Amended Agreement, as proposed, was in the best interest of the Fund and its shareholders.

Sub-Advisory Agreement Re: Performance-Based Fees – Risk-Managed Core Portfolio

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve amendments to the current Sub-Advisory Agreement ("Proposed Amended Sub-Advisory Agreement") for Risk-Managed Core Portfolio and authorized the submission of the Proposed Amended Sub-Advisory Agreement to the Fund's shareholders for approval. Shareholders of the Fund approved the Proposed Amended Sub-Advisory Agreement at a Special Meeting of Shareholders held on December 29, 2005.

The Trustees determined that, if the fees paid by the Fund to JCM are to be performance-based, the fees paid by JCM to INTECH should be determined under a corresponding performance-based fee structure. In approving the proposed performance fee structure for the Proposed Amended Sub-Advisory Agreement, the Trustees considered the factors and reached the conclusions described above under "Performance-Based Advisory Fee Proposal – For Risk-Managed Core Portfolio."

In addition, in approving the Proposed Amended Sub-Advisory Agreement, the Trustees followed the process and considered the factors and reached the conclusions described above.

Janus Aspen Series December 31, 2005 23

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

24 Janus Aspen Series December 31, 2005

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of uninvested cash balances earning interest or balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series December 31, 2005 25

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2005:

Capital Gain Distributions

Portfolio
Janus Aspen Risk-Managed Core Portfolio	$2,031,127

Dividends Received Deduction Percentage

Portfolio
Janus Aspen Risk-Managed Core Portfolio	38%

26 Janus Aspen Series December 31, 2005

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of the report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund and Janus Adviser Series.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees*

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 62	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus World Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 49	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 48	Trustee	6/02-Present	Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	69		Trustee of Asian Cultural Council.

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 67	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (metals distributor), and W.W. Grainger, Inc. (industrial distributor) and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), the University of Chicago, and Chicago Public Education Fund.

Janus Aspen Series December 31, 2005 27

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees* (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Partners (private equity firm); and Professor Emeritus of Business of University of Colorado. Formerly, Professor of Business, University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 61	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 67	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 58	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005); and President of Leo Burnett (USA) (advertising agency) (1996-2000).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

Interested Trustee

Thomas H. Bailey*** 151 Detroit Street Denver, CO 80206 Age 68	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation; and Director (1997-2001) of Janus Distributors, Inc.	69	N/A

* All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected by shareholders as Trustees of the Trust on December 29, 2005. In addition, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.

** Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

*** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

28 Janus Aspen Series December 31, 2005

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 35	Chief Legal Counsel and Secretary	1/06-Present	Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Bonnie M. Howe** 151 Detroit Street Denver, CO 80206 Age 40	Vice President	12/99-1/06	Vice President and Assistant General Counsel of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 40	President and Chief Executive Officer General Counsel Vice President and Secretary	1/06-Present 4/04-12/05 12/99-12/05	Senior Vice President and General Counsel of Janus Capital and Janus Services LLC: and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 48	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Bonnie M. Howe intends to resign her positions with Janus Capital Group Inc. and its subsidiaries effective January 11, 2006.

Janus Aspen Series December 31, 2005 29

Trustees and Officers (unaudited) (continued)

Officers (cont.)

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Girard C. Miller*** 151 Detroit Street Denver, CO 80206 Age 54	President and Chief Executive Officer	11/03-12/05	Executive Vice President and Chief Operating Officer of Janus Capital Group Inc. and Janus Capital; President of Janus Distributors LLC and Janus Capital International LLC; Executive Vice President of Janus Services LLC; President and Director of Janus Management Holdings Corporation; and Chief Operating Officer and President of Capital Group Partners, Inc. Formerly, President and Chief Executive Officer of ICMA Retirement Corporation (1993-2003).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 43	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

*** Mr. Miller resigned his positions with Janus Capital Group Inc. and its subsidiaries effective December 30, 2005.

30 Janus Aspen Series December 31, 2005

[This page intentionally left blank.]

Janus Aspen Series December 31, 2005 31

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on November 22, 2005 and adjourned and reconvened to December 29, 2005. At the meeting, the following matters were voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

Elect nine Trustees, including eight "independent" candidates.

	Number of Shares			Percentage of Outstanding Shares			Percentage of Shares Voted
Trustees	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jerome S. Contro	305,036,919	13,749,999	318,786,918	76.17%	3.43%	79.60%	95.69%	4.31%	100.00%
William F. McCalpin	305,465,577	13,321,341	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
John W. McCarter, Jr.	305,094,088	13,692,830	318,786,918	76.18%	3.42%	79.60%	95.70%	4.30%	100.00%
Dennis B. Mullen	305,292,961	13,493,957	318,786,918	76.23%	3.37%	79.60%	95.77%	4.23%	100.00%
James T. Rothe	305,454,522	13,332,396	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
William D. Stewart	305,342,707	13,444,211	318,786,918	76.24%	3.36%	79.60%	95.78%	4.22%	100.00%
Martin H. Waldinger	304,893,973	13,892,945	318,786,918	76.13%	3.47%	79.60%	95.64%	4.36%	100.00%
Linda S. Wolf	304,970,915	13,816,003	318,786,918	76.15%	3.45%	79.60%	95.67%	4.33%	100.00%
Thomas H. Bailey	305,017,094	13,769,824	318,786,918	76.16%	3.44%	79.60%	95.68%	4.32%	100.00%

Proposal 2a

To approve amendments to the Trust's Amended and Restated Trust Instrument to provide for shareholder votes to be counted based upon each dollar of net asset value held by the shareholder rather than one vote for each share.

	Number of Shares					Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	280,014,672	28,222,128	10,550,118	-	69.92%	7.05%	2.63%	0.00%	87.84%	8.85%	3.31%	0.00%

Proposal 2b

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to reorganize all or a portion of the Trust or any of its Portfolios or classes.

	Number of Shares					Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	284,529,475	22,832,884	11,424,559	-	71.05%	5.70%	2.85%	0.00%	89.26%	7.16%	3.58%	0.00%

Proposal 2c

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to liquidate the Trust or any Portfolio or class thereof.

	Number of Shares					Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	278,988,114	27,248,932	12,549,871	-	69.67%	6.80%	3.13%	0.00%	87.51%	8.55%	3.94%	0.00%

Proposal 4b

To approve an amended investment advisory agreement between the Portfolio and Janus Capital to change the investment advisory fee rate from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index.

	Number of Shares					Percentage of Outstanding Shares				Percentage of Shares Voted
Portfolio	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Risk-Managed Core Portfolio	1,223,129	1,057,401	136,422	29,259	-	86.45%	11.15%	2.39%	0.00%	86.46%	11.15%	2.39%	0.00%

32 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 33

Shareholder Meeting (unaudited) (continued)

Proposal 5

To approve an amended subadvisory agreement between Janus Capital, on behalf of the Portfolio, and INTECH to change the subadvisory fee rate paid by Janus Capital to INTECH from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index.

	Number of Shares					Percentage of Outstanding Shares				Percentage of Shares Voted
Portfolio	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Risk-Managed Core Portfolio	1,223,129	1,040,896	136,446	45,740	-	85.10%	11.16%	3.74%	0.00%	85.10%	11.16%	3.74%	0.00%

34 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 35

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (01/06)

C-0106-363  109-02-718 02-06

2005 Annual Report

Janus Aspen Series

Janus Aspen Risk-Managed Growth Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Schedule of Investments	14

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	20

Additional Information	21

Explanations of Charts, Tables and Financial Statements	24

Designation Requirements	26

Trustees and Officers	27

Shareholder Meeting	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary are just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing fee applicable to Service Shares, the administrative service fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2007. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series December 31, 2005 1

Janus Aspen Risk-Managed Growth Portfolio
(unaudited)

Performance Overview

For the 12 months ended December 31, 2005, Janus Aspen Risk-Managed Growth Portfolio - Service Shares returned 6.89%. This compares to a 5.26% gain by the Russell 1000® Growth Index, the Portfolio's benchmark.

Investment Strategy in This Environment

While fundamental analysis does not factor into our management of the Portfolio, fundamentals certainly have a significant impact on the general direction of the market in which we participate. The Portfolio's goal is to produce returns in excess of its primary benchmark with an equal or lesser amount of risk.

The Portfolio's mathematical investing process seeks to build a more efficient Portfolio than its benchmark, the Russell 1000® Growth Index. With a focus on risk management, investment decisions are governed by a mathematical investment process, which aims to deliver return over and above the Index over the long-term without assuming additional risk relative to the benchmark. This process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio.

Performance Review

Throughout the period, as stock prices naturally moved, we adjusted each comparable stock's weighting in the Portfolio in an attempt to keep the Portfolio more efficient than the Index, without increasing relative risk. While individual stock volatility was low during the period, we believe there was indeed adequate fluctuation overall to allow our process to work well. We continued to implement the mathematical process in a disciplined manner during the period. While other factors may influence performance over the short-term, we believe that the consistent application of our process will help the Portfolio perform well over the long-term.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the Russell 1000® Growth Index over the long-term, while attempting to control risk. We will continue to implement the process in a disciplined and deliberate manner. As a result, the Portfolio may experience underperformance during shorter time periods, but has a goal of outperformance over a three- to five-year time period. While managing risk will remain essential to our investment process, we will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market's direction.

Thank you for your investment in Janus Aspen Risk-Managed Growth Portfolio.

Portfolio Snapshot

This portfolio uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Top 10 Equity Holdings – (% of Net Assets)

	December 31, 2005	December 31, 2004
General Electric Co.	2.6%	2.9%
Procter & Gamble Co.	2.0%	1.1%
Johnson & Johnson	1.8%	1.6%
Medco Health Solutions, Inc.	1.7%	0.2%
Microsoft Corp.	1.6%	1.5%
UnitedHealth Group, Inc.	1.5%	1.0%
Altria Group, Inc.	1.4%	–
HCA, Inc.	1.3%	–
Legg Mason, Inc.	1.3%	0.1%
Merck & Company, Inc.	1.1%	0.5%

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

2 Janus Aspen Series December 31, 2005

Janus Aspen Risk-Managed Growth Portfolio
(unaudited)

Managed by
INTECH

Performance

Average Annual Total Return – for the periods ended December 31, 2005

	One Year	Since Inception*
Janus Aspen Risk-Managed Growth Portfolio – Service Shares	6.89%	14.49%
Russell 1000® Growth Index	5.26%	11.99%
Lipper Ranking – based on total returns for Variable Annuity Mid-Cap Growth Funds	94/115	74/99

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – January 2, 2003

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in this chart.

Expense Example - Service Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05)*
Actual	$1,000.00	$974.70	$7.22
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37

*Expenses are equal to the annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

See "Explanations of Charts, Tables and Financial Statements."

The proprietary mathematical process used by Enhanced Investment Technologies LLC ("INTECH") may not achieve the desired results. Since the Portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses for investors compared to a "buy and hold" or index portfolio strategy.

There is no assurance that the investment process will consistently lead to successful investing.

The weighting of securities within the Portfolio may differ significantly from the weightings within the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the Statement of Additional Information until at least May 1, 2007. Without such waivers total returns would have been lower.

INTECH is a subsidiary of Janus Capital Group Inc.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

Janus Aspen Series December 31, 2005 3

Janus Aspen Risk-Managed Growth Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Common Stock - 99.6%
Advertising Agencies - 0.2%
300	Omnicom Group, Inc.	$25,539
Advertising Sales - 0.2%
400	Lamar Advertising Co.*	18,456
Advertising Services - 0.2%
200	Getty Images, Inc.*	17,854
100	R.H. Donnelley Corp.*	6,162
		24,016
Aerospace and Defense - 0.7%
300	Boeing Co.	21,072
100	Lockheed Martin Corp.	6,363
1,100	Rockwell Collins, Inc.	51,117
		78,552
Aerospace and Defense - Equipment - 0.2%
100	B.F. Goodrich Co.	4,110
400	United Technologies Corp.	22,364
		26,474
Agricultural Chemicals - 0.5%
700	Monsanto Co.	54,271
Airlines - 0.1%
500	AMR Corp.	11,115
Apparel Manufacturers - 0.1%
100	Coach, Inc.*	3,334
100	Polo Ralph Lauren Corp.	5,614
		8,948
Applications Software - 2.5%
700	Citrix Systems, Inc.*	20,146
700	Intuit, Inc.*	37,310
6,700	Microsoft Corp.	175,205
1,200	Red Hat, Inc.*	32,688
200	Salesforce.com, Inc.*	6,410
500	Siebel Systems, Inc.	5,290
		277,049
Athletic Footwear - 0.1%
200	Reebok International, Ltd.	11,646
Automotive - Medium and Heavy Duty Trucks - 0.5%
1,200	Oshkosh Truck Corp.	53,508
Batteries and Battery Systems - 0.4%
800	Energizer Holdings, Inc.*	39,832
Beverages - Non-Alcoholic - 1.5%
1,800	Coca-Cola Co.	72,558
300	Pepsi Bottling Group, Inc.	8,583
1,500	PepsiCo, Inc.	88,620
		169,761
Beverages - Wine and Spirits - 0.5%
800	Brown-Forman Corp. - Class B	55,456
Broadcast Services and Programming - 0.8%
300	Clear Channel Communications, Inc.*	9,435
680	Discovery Holding Co. - Class A*	10,302
2,900	Liberty Global, Inc. - Class A*	65,250
800	Liberty Media Corp. - Class A*	6,296
		91,283
Building - Residential and Commercial - 0.8%
100	Hovnanian Enterprises, Inc.*	4,964

Shares or Principal Amount		Value
Building - Residential and Commercial - (continued)
400	KB Home	$29,064
100	Standard Pacific Corp.	3,680
1,500	Toll Brothers, Inc.*	51,960
		89,668
Building Products - Air and Heating - 0.2%
500	American Standard Companies, Inc.	19,975
Building Products - Cement and Aggregate - 0.1%
150	Florida Rock Industries, Inc.	7,359
100	Martin Marietta Materials, Inc.	7,672
		15,031
Cable Television - 1.2%
2,300	Cablevision Systems New York Group - Class A*	53,981
3,100	Comcast Corp. - Class A*	80,476
		134,457
Casino Hotels - 0.9%
800	Harrah's Entertainment, Inc.	57,032
800	MGM Mirage*	29,336
200	Station Casinos, Inc.	13,560
		99,928
Cellular Telecommunications - 1.0%
500	Alamosa Holdings, Inc.	9,305
1,100	N.I.I. Holdings, Inc.*	48,048
2,000	Nextel Partners, Inc. - Class A*	55,880
		113,233
Chemicals - Diversified - 0%
100	E.I. du Pont de Nemours and Co.	4,250
Chemicals - Specialty - 0.1%
200	Ecolab, Inc.	7,254
Coal - 0.8%
400	Arch Coal, Inc.	31,800
200	CONSOL Energy, Inc.	13,036
100	Massey Energy Company	3,787
500	Peabody Energy Corp.	41,210
		89,833
Commercial Banks - 0.3%
800	Commerce Bancorp, Inc.	27,528
300	Synovus Financial Corp.	8,103
		35,631
Commercial Services - 0.7%
50	CCE Spinco, Inc.*	655
800	Iron Mountain, Inc.*	33,776
1,400	ServiceMaster Co.	16,730
600	Weight Watchers International, Inc.*	29,658
		80,819
Commercial Services - Finance - 1.2%
1,500	Equifax, Inc.	57,030
100	H&R Block, Inc.	2,455
1,200	Moody's Corp.	73,704
		133,189
Computer Aided Design - 0.3%
900	Autodesk, Inc.	38,655
Computer Graphics - 0%
100	Pixar*	5,272

See Notes to Schedule of Investments and Financial Statements.

4 Janus Aspen Series December 31, 2005

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Computer Services - 0.3%
500	Ceridian Corp.*	$12,425
400	Cognizant Technology Solutions Corp.*	20,140
100	Reynolds and Reynolds Co.	2,807
		35,372
Computers - 0.9%
1,200	Apple Computer, Inc.*	86,268
200	Dell, Inc.*	5,998
100	IBM Corp.	8,220
		100,486
Computers - Integrated Systems - 0.1%
200	NCR Corp.*	6,788
Computers - Memory Devices - 0.5%
300	SanDisk Corp.*	18,846
2,000	Western Digital Corp.*	37,220
		56,066
Consumer Products - Miscellaneous - 0%
100	Scotts Miracle-Gro Co. - Class A*	4,524
Containers - Paper and Plastic - 0%
100	Sealed Air Corp.*	5,617
Cosmetics and Toiletries - 2.7%
1,300	Colgate-Palmolive Co.	71,305
3,942	Procter & Gamble Co.	228,163
		299,468
Data Processing and Management - 1.4%
600	Automatic Data Processing, Inc.	27,534
200	Certegy, Inc.	8,112
100	Dun & Bradstreet Corp.*	6,696
900	Fair Issac Corp.	39,753
400	First Data Corp.	17,204
500	Fiserv, Inc.*	21,635
900	Global Payments, Inc.	41,949
		162,883
Dental Supplies and Equipment - 0.1%
500	Patterson Companies, Inc.*	16,700
Diagnostic Kits - 0.3%
500	IDEXX Laboratories, Inc.*	35,990
Dialysis Centers - 1.1%
1,350	Davita, Inc.*	68,364
1,150	Renal Care Group, Inc.*	54,407
		122,771
Direct Marketing - 0%
100	Harte-Hanks Communications, Inc.	2,639
Disposable Medical Products - 0.8%
1,300	C.R. Bard, Inc.	85,696
Diversified Financial Services - 0.1%
100	Morgan Stanley Co.*	5,674
Diversified Operations - 3.7%
600	3M Co.	46,500
200	Carlisle Companies, Inc.	13,830
400	Danaher Corp.	22,312
8,300	General Electric Co.	290,915
300	ITT Industries, Inc.	30,846
400	Roper Industries, Inc.	15,804
		420,207

Shares or Principal Amount		Value
Diversified Operations-Commercial Services - 0.2%
900	ARAMARK Corp.- Class B	$25,002
Drug Delivery Systems - 0.3%
800	Hospira, Inc.*	34,224
E-Commerce/Services - 0.3%
700	Expedia, Inc.*	16,772
500	IAC/InterActiveCorp*	14,155
		30,927
Electric - Integrated - 0.1%
200	TXU Corp.	10,038
Electric Products - Miscellaneous - 0.2%
400	AMETEK, Inc.	17,016
Electronic Components - Miscellaneous - 0.1%
400	Jabil Circuit, Inc.*	14,836
Electronic Components - Semiconductors - 2.3%
500	Agere Systems, Inc.*	6,450
900	Broadcom Corp. - Class A*	42,435
100	Freescale Semiconductor, Inc. - Class B*	2,517
2,900	Intel Corp.	72,384
700	Intersil Corp. - Class A	17,416
1,400	MEMC Electronic Materials, Inc.*	31,038
400	Micron Technology, Inc.*	5,324
1,600	National Semiconductor Corp.	41,568
200	NVIDIA Corp.*	7,312
1,000	Texas Instruments, Inc.	32,070
100	Xilinx, Inc.	2,521
		261,035
Electronic Connectors - 0.2%
500	Amphenol Corp. - Class A	22,130
Electronic Design Automation - 0.1%
100	Cadence Design Systems, Inc.*	1,692
400	Synopsys, Inc.*	8,024
		9,716
Electronic Forms - 0.4%
1,080	Adobe Systems, Inc.	39,917
Electronic Measuring Instruments - 0.2%
600	Agilent Technologies, Inc.*	19,974
200	Trimble Navigation, Ltd.*	7,098
		27,072
Electronic Parts Distributors - 0.1%
700	Avnet, Inc.	16,758
Engineering - Research and Development Services - 0.4%
700	Jacobs Engineering Group, Inc.*	47,509
Enterprise Software/Services - 0.6%
1,600	BMC Software, Inc.	32,784
2,500	Oracle Corp.*	30,525
		63,309
Entertainment Software - 0.1%
888	Activision, Inc.*	12,201
Fiduciary Banks - 0.3%
300	Northern Trust Corp.	15,546
300	State Street Corp.	16,632
		32,178
Finance - Auto Loans - 0.1%
100	Westcorp	6,661

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 5

Janus Aspen Risk-Managed Growth Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Finance - Consumer Loans - 0.6%
1,300	SLM Corp.	$71,617
Finance - Investment Bankers/Brokers - 1.1%
1,100	Ameritrade Holding Corp.*	26,400
3,800	Charles Schwab Corp.	55,746
300	Goldman Sachs Group, Inc.	38,313
		120,459
Finance - Other Services - 0.3%
100	Chicago Mercantile Exchange Holdings, Inc.	36,749
Food - Confectionary - 1.7%
2,200	Hershey Foods Corp.	121,550
1,000	Wm. Wrigley Jr. Co.	66,490
		188,040
Food - Diversified - 0.6%
300	Campbell Soup Co.	8,931
200	General Mills, Inc.	9,864
800	Kellogg Co.	34,576
700	Sara Lee Corp.	13,230
		66,601
Food - Retail - 0.8%
1,200	Whole Foods Market, Inc.	92,868
Food - Wholesale/Distribution - 0.6%
2,300	Sysco Corp.	71,415
Footwear and Related Apparel - 0.3%
900	Timberland Co. - Class A*	29,295
Hazardous Waste Disposal - 0.3%
500	Stericycle, Inc.*	29,440
Health Care Cost Containment - 0.6%
1,300	McKesson Corp.	67,067
Home Decoration Products - 0.1%
700	Newell Rubbermaid, Inc.	16,646
Hotels and Motels - 0.2%
100	Hilton Hotels Corp.	2,411
200	Marriott International, Inc. - Class A	13,394
100	Starwood Hotels & Resorts Worldwide, Inc.	6,386
		22,191
Industrial Automation and Robotics - 0.1%
200	Rockwell Automation, Inc.	11,832
Industrial Gases - 0%
100	Praxair, Inc.	5,296
Instruments - Scientific - 0%
68	Fisher Scientific International, Inc.*	4,206
Insurance Brokers - 0.2%
600	Brown & Brown, Inc.	18,324
Internet Financial Services - 0.1%
300	IndyMac Bancorp, Inc.	11,706
Internet Infrastructure Software - 0.1%
400	Akamai Technologies, Inc.*	7,972
Internet Security - 0%
100	CheckFree Corp.*	4,590
Investment Management and Advisory Services - 2.4%
100	Affiliated Managers Group, Inc.	8,025
200	Eaton Vance Corp.	5,472
200	Federated Investors, Inc. - Class B	7,408
1,000	Franklin Resources, Inc.	94,010

Shares or Principal Amount		Value
Investment Management and Advisory Services - (continued)
1,250	Legg Mason, Inc.	$149,613
		264,528
Life and Health Insurance - 0.9%
1,200	AFLAC, Inc.	55,704
600	Prudential Financial, Inc.	43,914
		99,618
Lottery Services - 0.5%
1,900	GTECH Holdings Corp.*	60,306
Machinery - Construction and Mining - 0.2%
200	Caterpillar, Inc.	11,554
200	Joy Global, Inc.	8,000
		19,554
Medical - Biomedical and Genetic - 3.7%
1,000	Affymetrix, Inc.*	47,750
635	Amgen, Inc.*	50,076
1,000	Celgene Corp.*	64,800
100	Charles River Laboratories International, Inc.*	4,237
700	Chiron Corp.*	31,122
1,200	Genentech, Inc.*	111,000
200	Genzyme Corp.*	14,156
400	Invitrogen Corp.*	26,656
600	Millipore Corp.*	39,624
900	Protein Design Labs, Inc.*	25,578
		414,999
Medical - Drugs - 4.7%
1,100	Abbott Laboratories	43,373
1,900	Bristol-Myers Squibb Co.	43,662
1,100	Eli Lilly and Co.	62,249
700	Endo Pharmaceuticals Holdings, Inc.*	21,182
2,000	Forest Laboratories, Inc.*	81,360
500	MedImmune, Inc.*	17,510
4,000	Merck & Company, Inc.	127,240
4,300	Schering-Plough Corp.	89,655
1,000	Wyeth	46,070
		532,301
Medical - Generic Drugs - 1.6%
1,500	Barr Pharmaceuticals, Inc.*	93,435
2,300	IVAX Corp.*	72,059
600	Mylan Laboratories, Inc.	11,976
		177,470
Medical - HMO - 3.7%
600	Aetna, Inc.	56,586
275	Coventry Health Care, Inc.*	15,664
900	Health Net, Inc.*	46,395
500	Humana, Inc.*	27,165
2,660	UnitedHealth Group, Inc.	165,293
1,255	WellPoint, Inc.*	100,136
		411,239
Medical - Hospitals - 2.8%
900	Community Health Care Corp.*	34,506
3,000	HCA, Inc.	151,500
2,400	Health Management Associates, Inc. - Class A	52,704
900	LifePoint Hospitals, Inc.*	33,750
400	Triad Hospitals, Inc.*	15,692

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series December 31, 2005

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Medical - Hospitals - (continued)
500	Universal Health Services, Inc. - Class B	$23,370
		311,522
Medical - Nursing Homes - 0.2%
500	Manor Care, Inc.	19,885
Medical - Outpatient and Home Medical Care - 0.4%
1,000	Lincare Holdings, Inc.*	41,910
Medical - Wholesale Drug Distributors - 0.9%
1,500	Cardinal Health, Inc.	103,125
Medical Information Systems - 0.3%
300	Cerner Corp.*	27,273
100	IMS Health, Inc.	2,492
		29,765
Medical Instruments - 2.0%
800	Edwards Lifesciences Corp.*	33,288
1,200	Guidant Corp.	77,700
800	Medtronic, Inc.	46,056
800	St. Jude Medical, Inc.*	40,160
400	Techne Corp.*	22,460
		219,664
Medical Labs and Testing Services - 1.0%
900	Covance, Inc.*	43,695
300	Laboratory Corporation of America Holdings*	16,155
1,000	Quest Diagnostics, Inc.	51,480
		111,330
Medical Products - 3.8%
1,300	Baxter International, Inc.	48,945
900	Becton, Dickinson and Co.	54,072
600	Henry Schein, Inc.*	26,184
100	INAMED Corp.*	8,768
3,400	Johnson & Johnson	204,340
800	Stryker Corp.	35,544
100	Varian Medical Systems, Inc.*	5,034
700	Zimmer Holdings, Inc.*	47,208
		430,095
Metal Processors and Fabricators - 0.1%
300	Precision Castparts Corp.	15,543
Multi-Line Insurance - 0.2%
900	HCC Insurance Holdings, Inc.	26,712
Multimedia - 0.9%
1,100	E.W. Scripps Co. - Class A	52,822
800	McGraw-Hill Companies, Inc.	41,304
600	News Corporation, Inc. - Class A	9,330
		103,456
Networking Products - 0.1%
600	Cisco Systems, Inc.*	10,272
Office Furnishings - Original - 0.4%
200	Herman Miller, Inc.	5,638
800	HNI, Corp.	43,944
		49,582
Office Supplies and Forms - 0%
100	Avery Dennison Corp.	5,527
Oil - Field Services - 1.1%
700	Baker Hughes, Inc.	42,546
700	BJ Services Co.	25,669

Shares or Principal Amount		Value
Oil - Field Services - (continued)
700	Halliburton Co.	$43,372
200	Smith International, Inc.	7,422
		119,009
Oil and Gas Drilling - 1.3%
600	Diamond Offshore Drilling, Inc.	41,736
600	Helmerich & Payne, Inc.	37,146
2,100	Patterson-UTI Energy, Inc.	69,195
		148,077
Oil Companies - Exploration and Production - 1.8%
600	Chesapeake Energy Corp.	19,038
200	Denbury Resources, Inc.*	4,556
900	EOG Resources, Inc.	66,032
200	Newfield Exploration Co.*	10,014
100	Noble Energy, Inc.	4,030
100	Pioneer Natural Resources Co.	5,127
400	Plains Exploration & Production Co.*	15,892
450	Quicksilver Resources, Inc.*	18,905
200	Southwestern Energy Co.*	7,188
1,221	XTO Energy, Inc.	53,651
		204,433
Oil Field Machinery and Equipment - 0.8%
400	Cooper Cameron Corp.*	16,560
300	Grant Prideco, Inc.*	13,236
900	National-Oilwell Varco, Inc.*	56,430
		86,226
Oil Refining and Marketing - 0.9%
1,200	Sunoco, Inc.	94,056
100	Tesoro Corp.	6,155
		100,211
Optical Supplies - 0.7%
500	Allergan, Inc.	53,980
300	Bausch & Lomb, Inc.	20,370
		74,350
Pharmacy Services - 3.3%
1,041	Caremark Rx, Inc.*	53,913
1,100	Express Scripts, Inc. - Class A*	92,180
3,325	Medco Health Solutions, Inc.*	185,535
600	Omnicare, Inc.	34,332
		365,960
Pipelines - 1.2%
800	Kinder Morgan, Inc.	73,560
300	Questar Corp.	22,710
900	Western Gas Resources, Inc.	42,381
		138,651
Power Converters and Power Supply Equipment - 0.6%
2,800	American Power Conversion Corp.	61,600
Property and Casualty Insurance - 0.6%
200	Philadelphia Consolidated Holding Corp.*	19,338
300	Progressive Corp.	35,034
300	W. R. Berkley Corp.	14,286
		68,658
Publishing - Books - 0.2%
500	John Wiley & Sons, Inc. - Class A	19,520
Publishing - Periodicals - 0.1%
400	Dex Media, Inc.	10,836

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 7

Janus Aspen Risk-Managed Growth Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Racetracks - 0%
100	Penn National Gaming, Inc.*	$3,295
Radio - 0%
100	Westwood One, Inc.	1,630
Real Estate Management/Services - 0.1%
200	CB Richard Ellis Group, Inc.*	11,770
Real Estate Operating/Development - 1.0%
900	Forest City Enterprises, Inc. - Class A	34,137
1,100	St. Joe Co.	73,942
		108,079
REIT - Regional Malls - 0.4%
600	General Growth Properties, Inc.	28,194
200	Simon Property Group, Inc.	15,326
		43,520
REIT - Shopping Centers - 0.1%
200	Federal Realty Investment Trust	12,130
REIT - Storage - 0.1%
100	Public Storage, Inc.	6,772
Research and Development - 0.4%
700	Pharmaceutical Product Development, Inc.*	43,365
Respiratory Products - 0.8%
1,200	ResMed, Inc.*	45,972
1,300	Respironics, Inc.*	48,191
		94,163
Retail - Apparel and Shoe - 2.1%
1,000	Abercrombie & Fitch Co. - Class A	65,180
400	American Eagle Outfitters, Inc.	9,192
200	AnnTaylor Stores Corp.*	6,904
1,700	Chico's FAS, Inc.*	74,681
100	Claire's Stores, Inc.	2,922
100	Foot Locker, Inc.	2,359
1,000	Nordstrom, Inc.	37,400
1,100	Ross Stores, Inc.	31,790
		230,428
Retail - Arts and Crafts - 0%
100	Michaels Stores, Inc.	3,537
Retail - Auto Parts - 0.9%
1,600	Advance Auto Parts, Inc.*	69,536
200	AutoZone, Inc.*	18,350
500	O'Reilly Automotive, Inc.*	16,005
		103,891
Retail - Automobile - 0%
100	CarMax, Inc.*	2,768
Retail - Consumer Electronics - 0%
100	Best Buy Company, Inc.	4,348
Retail - Discount - 0.1%
100	Target Corp.	5,497
100	TJX Companies, Inc.	2,323
		7,820
Retail - Drug Store - 0.7%
1,000	CVS Corp.	26,420
1,100	Walgreen Co.	48,686
		75,106
Retail - Major Department Stores - 0.5%
900	J.C. Penney Company, Inc.	50,040

Shares or Principal Amount		Value
Retail - Major Department Stores - (continued)
300	Saks, Inc.*	$5,058
		55,098
Retail - Regional Department Stores - 0.2%
400	Kohl's Corp.*	19,440
Retail - Restaurants - 2.5%
100	Applebee's International, Inc.	2,259
1,400	Brinker International, Inc.*	54,124
100	CBRL Group, Inc.	3,515
900	Cheesecake Factory, Inc.*	33,651
1,400	Darden Restaurants, Inc.	54,432
600	Outback Steakhouse, Inc.	24,966
400	Panera Bread Co. - Class A*	26,272
500	Sonic Corp.*	14,750
700	Starbucks Corp.*	21,007
400	Wendy's International, Inc.	22,104
600	Yum! Brands, Inc.	28,128
		285,208
Savings/Loan/Thrifts - 0.1%
400	People's Bank	12,424
Schools - 0.2%
100	Apollo Group, Inc. - Class A*	6,046
200	ITT Educational Services, Inc.*	11,822
100	Laureate Education, Inc.*	5,251
		23,119
Semiconductor Components/Integrated Circuits - 0%
100	Analog Devices, Inc.	3,587
Soap and Cleaning Preparations - 0.2%
700	Church & Dwight Company, Inc.	23,121
Telecommunication Equipment - 0%
100	Scientific-Atlanta, Inc.	4,307
Telecommunication Equipment - Fiber Optics - 0.3%
2,000	Corning, Inc.*	39,320
Telephone - Integrated - 0.2%
331	ALLTEL Corp.	20,886
233	Sprint Nextel Corp.	5,443
		26,329
Therapeutics - 0.1%
300	Gilead Sciences, Inc.*	15,789
Tobacco - 1.5%
2,100	Altria Group, Inc.	156,912
300	UST, Inc.	12,249
		169,161
Toys - 0%
200	Mattel, Inc.	3,164
Transportation - Services - 0.1%
400	C.H. Robinson Worldwide, Inc.	14,812
Veterinary Diagnostics - 0.2%
600	VCA Antech, Inc.*	16,920
Water - 0.1%
266	Aqua America, Inc.	7,262
Web Portals/Internet Service Providers - 0.4%
100	Google, Inc. - Class A*	41,486

See Notes to Schedule of Investments and Financial Statements.

8 Janus Aspen Series December 31, 2005

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Wireless Equipment - 1.1%
1,430	American Tower Corp. - Class A	$38,753
900	Crown Castle International Corp.*	24,219
200	Motorola, Inc.	4,518
1,200	QUALCOMM, Inc.	51,696
		119,186
Total Investments (total cost $10,032,089) – 99.6%		11,209,114
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		44,146
Net Assets – 100%		$11,253,260

Summary of Investments by Country

Country	Value	% of Investment Securities
United States	$11,209,114	100.0%
Total	$11,209,114	100.0%

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 9

Statement of Assets and Liabilities

As of December 31, 2005 (all numbers in thousands except net asset value per share)	Janus Aspen Risk-Managed Growth Portfolio
Assets:
Investments at cost	$10,032
Investments at value	$11,209
Cash	63
Receivables:
Dividends	9
Due from adviser	8
Other assets	–
Total Assets	11,289
Liabilities:
Payables:
Advisory fees	5
Transfer agent fees and expenses	–
Distribution fees – Service Shares	2
Administrative services fees – Service Shares	1
Non-interested Trustees' fees and expenses	3
Accrued expenses	25
Total Liabilities	36
Net Assets	$11,253
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$10,089
Undistributed net investment income/(loss)*	–
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(13)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	1,177
Total Net Assets	$11,253
Net Assets – Service Shares	$11,253
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	975
Net Asset Value Per Share	$11.55

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

10 Janus Aspen Series December 31, 2005

Statement of Operations

For the fiscal year ended December 31, 2005 (all numbers in thousands)	Janus Aspen Risk-Managed Growth Portfolio
Investment Income:
Interest	$–
Dividends	103
Foreign tax withheld	–
Total Investment Income	103
Expenses:
Advisory fees	53
Transfer agent expenses	1
Custodian fees	22
Professional fees	24
Non-interested Trustees' fees and expenses	15
Distribution fees – Service Shares	26
Administrative services fees – Service Shares	11
System fees	19
Other expenses	7
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	178
Expense and Fee Offsets	–
Net Expenses	178
Less: Excess Expense Reimbursement	(18)
Net Expenses After Reimbursement	160
Net Investment Income/(Loss)	(57)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	985
Change in unrealized net appreciation or depreciation of investments and foreign currency translations	(207)
Net Realized and Unrealized Gain/(Loss) on Investments	778
Net Increase/(Decrease) in Net Assets Resulting from Operations	$721

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 11

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Risk-Managed Growth Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$(57)	$(33)
Net realized gain/(loss) from investment transactions	985	1,468
Change in unrealized net appreciation/(depreciation) of investments foreign currency translations	(207)	(304)
Net Increase/(Decrease) in Net Assets Resulting from Operations	721	1,131
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	–	–
Net realized gain from investment transactions*
Service Shares	(1,156)	(1,366)
Tax return of capital*
Service Shares	(93)	–
Net Decrease from Dividends and Distributions	(1,249)	(1,366)
Capital Share Transactions:
Shares sold
Service Shares	–	–
Reinvested dividends and distributions
Service Shares	1,249	1,366
Shares repurchased
Service Shares	–	–
Net Increase/(Decrease) from Capital Share Transactions	1,249	1,366
Net Increase/(Decrease) in Net Assets	721	1,131
Net Assets:
Beginning of period	10,532	9,401
End of period	$11,253	$10,532
Undistributed net investment income/(loss)*	$–	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

12 Janus Aspen Series December 31, 2005

Financial Highlights - Service Shares

For a share outstanding during	Janus Aspen Risk-Managed Growth Portfolio
each fiscal year or period ended December 31	2005	2004	2003(1)
Net Asset Value, Beginning of Period	$12.14	$12.44	$10.00
Income from Investment Operations:
Net investment income/(loss)	– (2)	– (2)	– (2)
Net gain/(loss) on securities (both realized and unrealized)	.83	1.48	2.54
Total from Investment Operations	.83	1.48	2.54
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(1.32)	(1.78)	(.10)
Tax return of capital*	(.10)	–	–
Total Distributions	(1.42)	(1.78)	(.10)
Net Asset Value, End of Period	$11.55	$12.14	$12.44
Total Return**	6.89%	12.00%	25.38%
Net Assets, End of Period (in thousands)	$11,253	$10,532	$9,401
Average Net Assets for the Period (in thousands)	$10,600	$9,724	$8,135
Ratio of Gross Expenses to Average Net Assets***(3)	1.45%	1.43%	1.50%
Ratio of Net Expenses to Average Net Assets***(3)	1.45%	1.42%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.54)%	(0.34)%	(0.67)%
Portfolio Turnover Rate***	126%	110%	65%

*See Note 3 in Notes to Financial Statements.

**Total return not annualized for periods of less than one full year.

***Annualized for periods of less than one full year.

(1) Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

(2) Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3) See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 13

Notes to Schedule of Investments

Lipper Variable Annuity Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Russell 1000® Growth Index	Contains those securities in the Russell 1000 Index with a greater-then-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

REIT	Real Estate Investment Trust

  *  Non-income-producing security.

14 Janus Aspen Series December 31, 2005

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Risk-Managed Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. The class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000 for the Portfolio on December 31, 2002. Janus Capital invested additional seed capital in the amount of $7,490,000 for the Portfolio on January 2, 2003.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on

Janus Aspen Series December 31, 2005 15

Notes to Financial Statements (continued)

investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.50%.

Enhanced Investment Technologies LLC ("INTECH") serves as subadviser to the Portfolio. Janus Capital indirectly owns approximately 77.5% of the outstanding voting shares of INTECH as of December 21, 2005. Effective February 1, 2006, Janus Capital will own approximately 82.5% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.26% of average daily net assets from its management fee for managing the Portfolio.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, may receive from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Capital has agreed until at least May 1, 2007 to reimburse the Portfolio by the amount if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing fee applicable to the Service Shares, the administrative services fee applicable to Service Shares,

16 Janus Aspen Series December 31, 2005

brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.10% of the average daily net assets of the Portfolio.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

For the fiscal year ended December 31, 2005, Janus Capital assumed $29,856 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds, based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Risk-Managed Growth Portfolio	$–	$–	$–	$–	$–	$1,163,640

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Risk-Managed Growth Portfolio	$10,045,474	$1,361,651	$(198,011)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted on the next page have been reclassified to paid-in capital.

Janus Aspen Series December 31, 2005 17

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Risk-Managed Growth Portfolio	$393,799	$761,993	$93,638	$–
For the fiscal period ended December 31, 2004	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Risk-Managed Growth Portfolio	$249,047	$1,117,319	$–	$–

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below is the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For the fiscal year or period December 31 Portfolio	2005(1)	2004(1)	2003(2)
Janus Aspen Risk-Managed Growth Portfolio	1.68%	1.73%	2.58%

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers  and/or expense reimbursements and was less than 0.01%.

(2)  Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

5. CAPITAL SHARE TRANSACTIONS

For each fiscal year ended December 31	Janus Aspen Risk-Managed Growth Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Service Shares
Shares sold	–	–
Reinvested dividends and distributions	107	112
Shares repurchased	–	–
Net Increase/(Decrease) in Capital Share Transactions	107	112
Shares Outstanding, Beginning of Period	868	756
Shares Outstanding, End of Period	975	868

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Risk-Managed Growth Portfolio	$13,406,914	$13,481,628	$–	$–

18 Janus Aspen Series December 31, 2005

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2005 19

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Risk-Managed Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Risk-Managed Growth Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 10, 2006

20 Janus Aspen Series December 31, 2005

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its

Janus Aspen Series December 31, 2005 21

Additional Information (unaudited) (continued)

continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft"

22 Janus Aspen Series December 31, 2005

commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

Janus Aspen Series December 31, 2005 23

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to- market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

24 Janus Aspen Series December 31, 2005

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of uninvested cash balances earning interest or balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series December 31, 2005 25

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2005:

Capital Gain Distributions

Portfolio
Janus Aspen Risk-Managed Growth Portfolio	$761,993

Distribution Received Deduction Percentage

Portfolio
Janus Aspen Risk-Managed Growth Portfolio	36%

26 Janus Aspen Series December 31, 2005

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance

Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of the report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund and Janus Adviser Series.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees*

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 62	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus World Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 49	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 48	Trustee	6/02-Present	Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	69		Trustee of Asian Cultural Council.

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 67	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (metals distributor), and W.W. Grainger, Inc. (industrial distributor) and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), the University of Chicago, and Chicago Public Education Fund.

Janus Aspen Series December 31, 2005 27

Trustees and Officers (unaudited) (continued)

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees* (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Partners (private equity firm); and Professor Emeritus of Business of University of Colorado. Formerly, Professor of Business, University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 61	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 67	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 58	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005); and President of Leo Burnett (USA) (advertising agency) (1996-2000).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

Interested Trustee

Thomas H. Bailey*** 151 Detroit Street Denver, CO 80206 Age 68	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation; and Director (1997-2001) of Janus Distributors, Inc.	69	N/A

 * All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected by shareholders as Trustees of the Trust on December 29, 2005. In addition, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.

** Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

*** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

28 Janus Aspen Series December 31, 2005

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 35	Chief Legal Counsel and Secretary	1/06-Present	Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Bonnie M. Howe** 151 Detroit Street Denver, CO 80206 Age 40	Vice President	12/99-1/06	Vice President and Assistant General Counsel of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 40	President and Chief Executive Officer General Counsel Vice President and Secretary	1/06-Present 4/04-12/05 12/99-12/05	Senior Vice President and General Counsel of Janus Capital and Janus Services LLC: and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 48	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

Girard C. Miller*** 151 Detroit Street Denver, CO 80206 Age 54	President and Chief Executive Officer	11/03-12/05	Executive Vice President and Chief Operating Officer of Janus Capital Group Inc. and Janus Capital; President of Janus Distributors LLC and Janus Capital International LLC; Executive Vice President of Janus Services LLC; President and Director of Janus Management Holdings Corporation; and Chief Operating Officer and President of Capital Group Partners, Inc. Formerly, President and Chief Executive Officer of ICMA Retirement Corporation (1993-2003).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 43	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Bonnie M. Howe intends to resign her positions with Janus Capital Group Inc. and its subsidiaries effective January 11, 2006.

*** Mr. Miller resigned his positions with Janus Capital Group Inc. and its subsidiaries effective December 30, 2005.

Janus Aspen Series December 31, 2005 29

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on November 22, 2005 and adjourned and reconvened to December 29, 2005. At the meeting, the following matters were voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

Elect nine Trustees, including eight "independent" candidates.

	Number of Shares			Percentage of Outstanding Shares			Percentage of Shares Voted
Trustees	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jerome S. Contro	305,036,919	13,749,999	318,786,918	76.17%	3.43%	79.60%	95.69%	4.31%	100.00%
William F. McCalpin	305,465,577	13,321,341	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
John W. McCarter, Jr.	305,094,088	13,692,830	318,786,918	76.18%	3.42%	79.60%	95.70%	4.30%	100.00%
Dennis B. Mullen	305,292,961	13,493,957	318,786,918	76.23%	3.37%	79.60%	95.77%	4.23%	100.00%
James T. Rothe	305,454,522	13,332,396	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
William D. Stewart	305,342,707	13,444,211	318,786,918	76.24%	3.36%	79.60%	95.78%	4.22%	100.00%
Martin H. Waldinger	304,893,973	13,892,945	318,786,918	76.13%	3.47%	79.60%	95.64%	4.36%	100.00%
Linda S. Wolf	304,970,915	13,816,003	318,786,918	76.15%	3.45%	79.60%	95.67%	4.33%	100.00%
Thomas H. Bailey	305,017,094	13,769,824	318,786,918	76.16%	3.44%	79.60%	95.68%	4.32%	100.00%

Proposal 2a

To approve amendments to the Trust's Amended and Restated Trust Instrument to provide for shareholder votes to be counted based upon each dollar of net asset value held by the shareholder rather than one vote for each share.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	280,014,672	28,222,128	10,550,118	-	69.92%	7.05%	2.63%	0.00%	87.84%	8.85%	3.31%	0.00%

Proposal 2b

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to reorganize all or a portion of the Trust or any of its Portfolios or classes.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	284,529,475	22,832,884	11,424,559	-	71.05%	5.70%	2.85%	0.00%	89.26%	7.16%	3.58%	0.00%

Proposal 2c

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to liquidate the Trust or any Portfolio or class thereof.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	278,988,114	27,248,932	12,549,871	-	69.67%	6.80%	3.13%	0.00%	87.51%	8.55%	3.94%	0.00%

30 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 31

Notes

32 Janus Aspen Series December 31, 2005

Notes

Janus Aspen Series December 31, 2005 33

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolios distributed by Janus Distributors LLC (01/06)

C-0106-363  109-02-717 02-06

2005 Annual Report

Janus Aspen Series

Janus Aspen Small Company Value Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Schedule of Investments	11

Notes to Financial Statements	12

Report of Independent Registered Public Accounting Firm	17

Additional Information	18

Explanations of Charts, Tables and Financial Statements	21

Designation Requirements	23

Trustees and Officers	24

Shareholder Meeting	28

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary are just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (where applicable); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive the Portfolio's total operating expenses, excluding the distribution and shareholder servicing fee applicable to Service Shares, the administrative services fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least May 1, 2007. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Portfolio's prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series December 31, 2005 1

Janus Aspen Small Company Value
Portfolio (unaudited)

Portfolio Snapshot

This portfolio searches for small, out-of-favor companies misunderstood by the broader investment community.

Jakob Holm

portfolio manager

Performance Overview

For the 12 months ended December 31, 2005, Janus Aspen Small Company Value Portfolio's Service Shares returned 3.49% versus a gain of 4.71% for the Portfolio's primary benchmark, the Russell 2000® Value Index.

The Portfolio performed relatively well during the period, as solid stock-picking in the real estate and automotive groups contributed to our performance. Conversely, the healthcare equipment and services area and capital goods sector were areas of weakness in the Portfolio, due to lackluster results posted by select holdings within these two groups.

Strategy in This Environment

In terms of the small-cap universe, we think it's important to point out that 2005 was the fifth consecutive year that small-cap stocks outperformed large-cap stocks. Consequently, small-caps traded at a premium relative to large-caps during the period. With this in mind, our focus remained on individual stock selection, an approach that could become even more critical should the environment turn less favorable for small-caps. Overall, in 2005 we attempted to balance the Portfolio between economically sensitive names, such as those in the financial and consumer discretionary sectors, with those tied to turnaround stories, enterprise spending or other factors that make them less vulnerable to any shifts that may occur in the broad economy.

Portfolio Composition

As of December 31, 2005, the Portfolio was 94.5% invested in equities with foreign stocks accounting for 2.2% of total net assets. The Portfolio's top 10 equity holdings represented 20.4% of its total net assets and we held 5.5% of total net assets in cash.

Energy and Pharmaceuticals Lifted Performance

Our largest positive contributor to results during the year was Tetra Technologies, a company that focuses on oil and gas well servicing and well abandonment. Although Tetra's business was briefly disrupted in the wake of Hurricanes Katrina and Rita, demand for its services increased as a result of the destruction caused by the storms. Also boosting the stock were improved operating results and the increase in natural gas and oil prices.

Rising natural gas and oil prices also provided a lift to St. Mary's Land and Exploration. This natural gas and oil exploration and production firm has substantially increased year-over-year natural gas and crude oil production.

Another large contributor to the Portfolio's results was Ligand Pharmaceuticals, a drug company that has developed a new product called AVINZA for treating chronic pain. We view Ligand as a truly undervalued name in that poor execution on the sales side has caused it to languish despite the promise of AVINZA and other treatments in the company's pipeline. In the fourth quarter, speculation that the company might be sold off or reorganized in order to better market its products fueled a return of more than 60%.

Engineering and Healthcare-Related Names Held the Portfolio's Gains in Check

Names that weighed on the Portfolio's return included Dycom, a company that provides engineering, construction and maintenance services to telecommunications providers in the U.S. Operating results have disappointed investors twice during

Top 10 Equity Holdings – (% of Net Assets)

	December 31, 2005	December 31, 2004
Ligand Pharmaceuticals, Inc. - Class B	2.5%	–
Applied Industrial Technologies, Inc.	2.4%	2.6%
Steiner Leisure, Ltd.	2.2%	2.2%
Tetra Technologies, Inc.	2.2%	1.3%
WMS Industries, Inc.	2.1%	–
Stellent, Inc.	1.9%	1.2%
Genlyte Group, Inc.	1.8%	1.4%
Spherion Corp.	1.8%	1.2%
FTI Consulting, Inc.	1.8%	1.3%
HNI, Corp.	1.7%	1.3%

2 Janus Aspen Series December 31, 2005

(unaudited)

2005, pressuring the stock. We believe the volatility in Dycom's operating results is due primarily to Verizon, a major customer. Verizon is expanding its fiber optic network, and while we are optimistic that Dycom will benefit over the longer-term, the rapid build-out has created some volatility in Dycom's operations. Nonetheless, our long-term confidence in the company has convinced us to maintain our position.

Another weak performer was Amerigroup, a managed healthcare company focused on Medicaid. While several acquisitions have fueled member growth in recent quarters, integration difficulties among the companies led to misjudgment of the healthcare cost related to new members. In turn, Amerigroup experienced a significant profit shortfall. This will likely take several quarters to mend, if not more, because the shortfall indicates serious problems related to Amerigroup's information technology systems. We consequently sold our position.

Cooper Companies, a manufacturer of specialty contact lenses, also held back our results. Unfortunately, the company reported poor quarterly results and, in the fourth quarter, announced that it would provide lower-than-expected volumes of its new silicone hydrogel lens in 2006. This could make it difficult for Cooper to compete in the coming year, and while we maintained a position, we will be following the company carefully.

Investment Strategy and Outlook

Heading into 2006, there are several macroeconomic elements at work that we will be tracking. We are particularly interested to see if and when the Federal Reserve Board opts to end its campaign to raise interest rates which, if history is any guide, could benefit spread-based financial companies like thrifts and savings and loan firms. Another area to watch is the housing market, where many see the potential for deflation. Investors are concerned that the U.S. consumer has been propped up by a housing bubble. If housing prices retreat significantly, the economy could suffer, given that consumer spending accounts for two-thirds of the United States' gross domestic product.

Against this backdrop, we will continue to invest in a mix of names that we believe are economically sensitive, undergoing a turnaround, reinvesting their cash to grow their businesses, or possess other characteristics that make them potentially less vulnerable to any shifts that may occur in the broad economy.

Thank you for your investment in Janus Aspen Small Company Value Portfolio.

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

Janus Aspen Series December 31, 2005 3

Janus Aspen Small Company Value Portfolio
(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2005

	One Year	Since Inception*
Janus Aspen Small Company Value Portfolio - Service Shares	3.49%	20.17%
Russell 2000® Value Index	4.71%	23.18%
Lipper Ranking - based on total returns for Variable Annuity Small-Cap Core Funds	104/125	62/108

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – December 31, 2002

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in this chart.

Expense Example - Service Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05)*
Actual	$1,000.00	$1,013.60	$8.58
Hypothetical (5% return before expenses)	$1,000.00	$1,016.69	$8.59

*Expenses are equal to the annualized expense ratio of 1.69%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses may include effect of contractual waivers by Janus Capital.

See Explanations of Charts, Tables and Financial Statements

Portfolios that emphasize investments in smaller companies may experience greater price volatility. This Portfolio is designed for long-term investors who can accept the special risks associated with value investing.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

Janus Capital has contractually agreed to waive the Portfolio's total operating expenses to the levels indicated in the Statement of Additional Information until at least May 1, 2007. Without such waivers total returns would have been lower.

Effective July 1, 2005, the subadvisory contract which named Bay Isle Financial LLC subadviser for Janus Aspen Small Company Value Portfolio expired by its terms. Janus Capital continues as the adviser and the current portfolio manager now manages the Portfolio as a Janus employee.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

4 Janus Aspen Series December 31, 2005

Janus Aspen Small Company Value Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Common Stock - 94.5%
Apparel Manufacturers - 1.2%
7,522	Quiksilver, Inc.*	$104,104
Building - Mobile Home and Manufactured Homes - 3.2%
12,242	Fleetwood Enterprises, Inc.*	151,189
3,362	Thor Industries, Inc.	134,715
		285,904
Building and Construction - Miscellaneous - 1.4%
5,871	Dycom Industries, Inc.*	129,162
Building Products - Lighting Fixtures - 1.8%
3,084	Genlyte Group, Inc.*	165,210
Chemicals - Diversified - 0.8%
1,441	FMC Corp.*	76,618
Chemicals - Specialty - 1.0%
2,482	Cabot Corp.	88,856
Collectibles - 1.5%
3,826	RC2 Corp.*	135,900
Commercial Banks - 14.1%
3,279	1st Source Corp.	82,467
1,689	BancFirst Corp.	133,432
4,589	Bank of Granite Corp.	85,034
3,473	Camden National Corp.	114,192
5,112	Community Bank System, Inc.	115,276
727	First Citizens BancShares, Inc. - Class A	126,803
4,384	First Commonwealth Financial Corp.	56,685
2,747	Omega Financial Corp.	76,559
3,767	Peoples Bancorp, Inc.	107,473
3,463	Simmons First National Corp. - Class A	95,925
3,497	TriCo Bancshares	81,795
1,374	UMB Financial Corp.	87,812
4,167	Washington Trust Bancorp, Inc.	109,092
		1,272,545
Commercial Services - 2.2%
5,539	Steiner Leisure, Ltd.*	196,967
Computer Services - 1.0%
1,546	CACI International, Inc.*	88,709
Consulting Services - 1.8%
5,836	FTI Consulting, Inc.*	160,140
Electric - Integrated - 0.8%
2,365	Otter Tail Corp.	68,538
Electronic Components - Miscellaneous - 1.0%
3,950	Plexus Corp.*	89,823
Electronic Components - Semiconductors - 0.9%
4,947	Zoran Corp.*	80,191
Electronic Measuring Instruments - 1.1%
2,733	Trimble Navigation, Ltd.*	96,994
Food - Canned - 0.9%
8,083	Del Monte Foods Co.*	84,306
Food - Diversified - 1.6%
2,420	J & J Snack Foods Corp.	143,772
Food - Retail - 2.1%
3,115	Ruddick Corp.	66,287
2,806	Weis Markets, Inc.	120,770
		187,057

Shares or Principal Amount		Value
Gas - Distribution - 1.1%
1,724	Atmos Energy Corp.	$45,100
2,266	Piedmont Natural Gas Company, Inc.	54,746
		99,846
Human Resources - 1.8%
16,367	Spherion Corp.*	163,834
Internet Applications Software - 4.7%
9,707	Interwoven, Inc.*	82,218
17,425	Stellent, Inc.*	173,031
5,754	Vignette Corp.*	93,848
3,411	WebEx, Inc.*	73,780
		422,877
Leisure and Recreation Products - 2.1%
7,653	WMS Industries, Inc.*	192,014
Machinery - General Industrial - 3.9%
6,332	Applied Industrial Technologies, Inc.	213,326
6,642	Stewart & Stevenson Services, Inc.	140,345
		353,671
Medical - Drugs - 2.5%
19,805	Ligand Pharmaceuticals, Inc. - Class B*	220,826
Medical Instruments - 1.3%
3,508	Datascope Corp.	115,939
Medical Labs and Testing Services - 1.6%
2,926	Covance, Inc.*	142,057
Medical Products - 1.2%
2,166	Cooper Companies, Inc.	111,116
Multi-Line Insurance - 1.5%
3,629	American Financial Group, Inc.	139,027
Non-Ferrous Metals - 1.2%
2,839	RTI International Metals, Inc.*	107,740
Office Furnishings - Original - 1.7%
2,865	HNI, Corp.	157,374
Oil - Field Services - 2.2%
6,441	Tetra Technologies, Inc.*	196,579
Oil and Gas Drilling - 0.8%
929	Atwood Oceanics, Inc.*	72,490
Oil Companies - Exploration and Production - 4.6%
2,255	Forest Oil Corp.*	102,760
1,329	Houston Exploration Co.*	70,171
2,778	Plains Exploration & Production Co.*	110,370
3,450	St. Mary Land & Exploration Co.	126,995
		410,296
Oil Field Machinery and Equipment - 1.0%
2,238	Maverick Tube Corp.*	89,207
Paper and Related Products - 0.8%
2,726	Louisiana-Pacific Corp.	74,883
Printing - Commercial - 1.7%
10,357	Bowne & Company, Inc.	153,698
REIT - Health Care - 0.7%
3,130	Nationwide Health Properties, Inc.	66,982
REIT - Office Property - 3.7%
1,005	Alexandria Real Estate Equities, Inc.	80,903
1,680	Kilroy Realty Corp.	103,992
1,888	SL Green Realty Corp.	144,224
		329,119

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 5

Janus Aspen Small Company Value Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
REIT - Regional Malls - 2.9%
3,335	Mills Corp.	$139,869
3,610	Taubman Centers, Inc.	125,448
		265,317
REIT - Shopping Centers - 2.1%
4,350	Acadia Realty Trust	87,218
1,459	Pan Pacific Retail Properties, Inc.	97,592
		184,810
REIT - Warehouse and Industrial - 1.3%
4,387	First Potomac Realty Trust	116,694
Research and Development - 0.8%
1,217	Pharmaceutical Product Development, Inc.*	75,393
Retail - Apparel and Shoe - 1.0%
3,734	Pacific Sunwear of California, Inc.*	93,051
Retail - Bookstore - 1.3%
2,664	Barnes & Noble, Inc.*	113,673
Savings/Loan/Thrifts - 3.7%
3,570	First Defiance Financial Corp.	96,711
2,592	FirstFed Financial Corp.*	141,316
3,574	Provident Financial Holdings, Inc.	93,996
		332,023
Telecommunication Equipment - Fiber Optics - 0.5%
20,269	Optical Communication Products, Inc.*	46,821
Water - 1.2%
3,478	American States Water Co.	107,122
Wire and Cable Products - 1.2%
4,359	Belden CDT, Inc.	106,490
Total Common Stock (cost $7,647,590)		8,515,765
Repurchase Agreement - 3.3%
$300,000	Bear Stearns & Company, Inc., 4.30% dated 12/30/05, maturing 1/3/06 to be repurchased at $300,143 collateralized by $2,672,210 in U.S. Government Agencies 0% - 27.045%, 2/15/09 - 12/25/35 with a value of $306,001 (cost $300,000)	300,000
Total Investments (total cost $7,947,590) – 97.8%		8,815,765
Cash, Receivables and Other Assets, net of Liabilities – 2.2%		196,817
Net Assets – 100%		$9,012,582

Summary of Investments by Country

Country	Value	% of Investment Securities
Bahamas	$196,967	2.2%
United States††	8,618,798	97.8%
Total	$8,815,765	100.0%

††Includes Short-Term Securities (94.4% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series December 31, 2005

Statement of Assets and Liabilities

As of December 31, 2005 (all numbers in thousands except net asset value per share)	Janus Aspen Small Company Value Portfolio
Assets:
Investments at cost	$7,948
Investments at value	$8,816
Cash	107
Receivables:
Portfolio shares sold	100
Dividends	15
Interest	–
Due from adviser	9
Other assets	–
Total Assets	9,047
Liabilities:
Payables:
Portfolio shares repurchased	–
Advisory fees	5
Transfer agent fees and expenses	–
Distribution fees - Service Shares	2
Administrative services fees - Service Shares	1
Non-interested Trustees' fees and expenses	3
Accrued expenses	23
Total Liabilities	34
Net Assets	$9,013
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$8,288
Undistributed net investment income/(loss)*	–
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(143)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	868
Total Net Assets	$9,013
Net Assets - Service Shares	$9,013
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	548
Net Asset Value Per Share	$16.45

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 7

Statement of Operations

For the fiscal year ended December 31, 2005 (all numbers in thousands)	Janus Aspen Small Company Value Portfolio
Investment Income:
Interest	$11
Dividends	64
Total Investment Income	75
Expenses:
Advisory fees	38
Transfer agent expenses	1
Custodian fees	16
System fees	19
Printing expenses	11
Professional fees	24
Non-interested Trustees' fees and expenses	16
Distribution fees - Service Shares	13
Administrative services fees - Service Shares	5
Other expenses	–
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	143
Expense and Fee Offsets	–
Net Expenses	143
Less: Excess Expense Reimbursement	(55)
Net Expenses after Expense Reimbursement	88
Net Investment Income/(Loss)	(13)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	(142)
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	311
Net Gain/(Loss) on Investments	169
Net Increase/(Decrease) in Net Assets Resulting from Operations	$156

See Notes to Financial Statements.

8 Janus Aspen Series December 31, 2005

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Small Company Value Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$(13)	$(1)
Net realized gain/(loss) from investment and foreign currency transactions	(142)	58
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	311	313
Net Increase/(Decrease) in Net Assets Resulting from Operations	156	370
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	–	(4)
Net realized gain from investment transactions*
Service Shares	(1)	(114)
Net Decrease from Dividends and Distributions	(1)	(118)
Capital Share Transactions:
Shares sold
Service Shares	7,097	1,138
Reinvested dividends and distributions
Service Shares	1	118
Shares repurchased
Service Shares	(995)	(379)
Net Increase/(Decrease) from Capital Share Transactions	6,103	877
Net Increase/(Decrease) in Net Assets	6,258	1,129
Net Assets:
Beginning of period	2,755	1.626
End of period	$9,013	$2,755
Undistributed net investment income/(loss)*	$–	$–

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 9

Financial Highlights - Service Shares

For a share outstanding during	Janus Aspen Small Company Value Portfolio
each fiscal year or period ended December 31	2005	2004	2003	2002(1)
Net Asset Value, Beginning of Period	$15.90	$14.20	$9.92	$10.00
Income from Investment Operations:
Net investment income/(loss)	– (2)	.01	.02	– (2)
Net gain/(loss) on securities (both realized and unrealized)	.55	2.51	4.26	(.08)
Total from Investment Operations	.55	2.52	4.28	(.08)
Less Distributions:
Dividends (from net investment income)*	–	(.02)	–	–
Distributions (from capital gains)*	– (3)	(.80)	–	–
Total Distributions	–	(.82)	–	–
Net Asset Value, End of Period	$16.45	$15.90	$14.20	$9.92
Total Return**	3.49%	18.16%	43.15%	(0.80)%
Net Assets, End of Period (in thousands)	$9,013	$2,755	$1,626	$496
Average Net Assets for the Period (in thousands)	$5,120	$2,062	$856	$–
Ratio of Gross Expenses to Average Net Assets***(4)	1.69%	1.60%	1.60%	N/A
Ratio of Net Expenses to Average Net Assets***(4)	1.69%	1.59%	1.60%	N/A
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.25)%	(0.05)%	0.14%	N/A
Portfolio Turnover Rate***	53%	43%	50%	0%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Portfolio commenced operations on December 31, 2002 (inception date).

(2)  Net investment income/(loss) aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  Distributions (from capital gains) aggregated less than $.01 on a per share basis for the fiscal year ended.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

10 Janus Aspen Series December 31, 2005

Notes to Schedule of Investments

Lipper Variable Annuity Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600® Index.

Russell 2000® Value Index	Is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book and price-to-earnings ratios. It is a generally recognized indicator to measure overall small company value-stock performance.

REIT	Real Estate Investment Trust

*  Non-income-producing security.

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of a Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Janus Aspen Series December 31, 2005 11

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Small Company Value Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. The class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $500,000 for the Portfolio on December 31, 2002.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange

("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2005 there were no outstanding borrowing or lending arrangements for the Portfolio.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

12 Janus Aspen Series December 31, 2005

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2005, the Portfolio was not invested in when-issued securities.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.74%.

Bay Isle Financial LLC ("Bay Isle") previously served as subadviser to the Portfolio. Effective July 1, 2005, the subadvisory contract which named Bay Isle Financial LLC subadviser for the Portfolio expired by its terms. Janus Capital indirectly owns all of the outstanding voting shares of Bay Isle. Janus Capital paid Bay Isle a subadvisory fee at an annual rate of 0.75% of average daily net assets from its management fee for managing the Portfolio through June 30, 2005. Janus Capital will continue as the adviser and the current portfolio manager will now manage the Portfolio as a Janus employee.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, may receive from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of Service Shares of the Portfolio, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Janus Capital has agreed until at least May 1, 2007 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing fee applicable to Service Shares, the administrative services fee applicable to Service Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed an annual rate of 1.34% of the average daily net assets of the Portfolio.

Janus Services receives certain out-of-pocket expenses for transfer agent services.

Janus Aspen Series December 31, 2005 13

Notes to Financial Statements (continued)

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under The 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares' average daily net assets.

For the fiscal year ended December 31, 2005, Janus Capital assumed $29,856 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds, based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody offsets received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2005, the Portfolio incurred "Post-October" losses during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2005, that may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long–Term Gains	Accumulated Capital Losses	Post October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Small Company Value Portfolio	$–	$–	$(71,285)	$(48,090)	$–	$844,552

The table below shows the expiration dates of the carryover.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2005

Portfolio	December 31, 2013
Janus Aspen Small Company Value Portfolio	$(71,285)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Small Company Value Portfolio	$7,971,213	$1,062,915	$(218,363)

14 Janus Aspen Series December 31, 2005

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Small Company Value Portfolio	$–	$937	$–	$(11,464)

For the fiscal year ended December 31, 2004	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Small Company Value Portfolio	$81,192	$36,314	$–	$–

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offset (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would be in effect, absent the waiver of certain fees and offsets.

For each fiscal year or period ended December 31	Services Shares
Portfolio	2005(1)	2004(1)	2003	2002(2)
Janus Aspen Small Company Value Portfolio	2.79%	4.49%	12.61%	N/A

(1)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers  and/or expense reimbursements and was less than 0.01%.

(2)  Portfolio commenced operations on December 31, 2002 (inception date).

5. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Small Company Value Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Services Shares
Shares sold	438	77
Reinvested dividends and distributions	–	8
Shares repurchased	(63)	(26)
Net Increase/(Decrease) in Capital Share Transactions	375	59
Shares Outstanding, Beginning of Period	173	114
Shares Outstanding, End of Period	548	173

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Small Company Value Portfolio	$8,245,296	$2,577,619	$–	$–

Janus Aspen Series December 31, 2005 15

Notes to Financial Statements (continued)

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

16 Janus Aspen Series December 31, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Small Company Value Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Small Company Value Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 10, 2006

Janus Aspen Series December 31, 2005 17

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series, more than eighty-five percent of whom have never been affiliated with the Funds' adviser ("Independent Trustees"), oversee the management of each of the Funds and, as required by law, determine annually whether to continue the investment advisory agreements for each of the Funds and the sub-advisory agreements for the three Funds that utilize sub-advisers.

In connection with their most recent consideration of those agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by Janus Capital (the "Adviser") and the respective sub-advisers in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by their independent fee consultant. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on June 14, 2005, based on their evaluation of the information provided by the Adviser, sub-advisers and the independent fee consultant and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser, its affiliates and the sub-advisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the continuation of the investment advisory agreement for each Fund, and of the sub-advisory agreement for each sub-advised Fund, for an additional one-year period, subject to earlier termination as provided in each agreement.

In considering the continuation of the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of the Adviser and the sub-advisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and sub-advisers, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser or sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of the Adviser and the actions taken by the Adviser in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser or sub-adviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its

18 Janus Aspen Series December 31, 2005

continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc. and with the Fund's benchmark. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that the Adviser had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the Adviser's management fees for its separate account clients and for its sub-advised funds (for which the Adviser provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that the Adviser charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to the Adviser and its affiliates of their relationships with each Fund and found the Adviser's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of the Adviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after contractual expense limitations was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of the Adviser, the Adviser is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years the Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets decline. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. They recognized that affiliates of the Adviser separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered the Adviser's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of the Adviser, as well as the Adviser's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that the Adviser's use of "soft"

Janus Aspen Series December 31, 2005 19

Additional Information (unaudited) (continued)

commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that success of each Fund could attract other business to the Adviser or its other Funds and that the success of the Adviser could enhance the Adviser's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

20 Janus Aspen Series December 31, 2005

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last line of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

Janus Aspen Series December 31, 2005 21

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of uninvested cash balances earning interest or balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

22 Janus Aspen Series December 31, 2005

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2005:

Capital Gain Distributions

Portfolio
Janus Aspen Small Company Value Portfolio	$937

Janus Aspen Series December 31, 2005 23

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of the report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund and Janus Adviser Series.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees*

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 62	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus World Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 49	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 48	Trustee	6/02-Present	Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	69		Trustee of Asian Cultural Council.

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 67	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (metals distributor), and W.W. Grainger, Inc. (industrial distributor) and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), the University of Chicago, and Chicago Public Education Fund.

24 Janus Aspen Series December 31, 2005

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees* (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Partners (private equity firm); and Professor Emeritus of Business of University of Colorado. Formerly, Professor of Business, University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 61	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 67	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 58	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005); and President of Leo Burnett (USA) (advertising agency) (1996-2000).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

Interested Trustee

Thomas H. Bailey*** 151 Detroit Street Denver, CO 80206 Age 68	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation; and Director (1997-2001) of Janus Distributors, Inc.	69	N/A

* All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected by shareholders as Trustees of the Trust on December 29, 2005. In addition, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.

** Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

*** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

Janus Aspen Series December 31, 2005 25

Trustees and Officers (unaudited) (continued)

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 35	Chief Legal Counsel and Secretary	1/06-Present	Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Bonnie M. Howe** 151 Detroit Street Denver, CO 80206 Age 40	Vice President	12/99-1/06	Vice President and Assistant General Counsel of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 40	President and Chief Executive Officer General Counsel Vice President and Secretary	1/06-Present 4/04-12/05 12/99-12/05	Senior Vice President and General Counsel of Janus Capital and Janus Services LLC: and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 48	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Bonnie M. Howe intends to resign her positions with Janus Capital Group Inc. and its subsidiaries effective January 11, 2006.

26 Janus Aspen Series December 31, 2005

Officers (cont.)

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Girard C. Miller*** 151 Detroit Street Denver, CO 80206 Age 54	President and Chief Executive Officer	11/03-12/05	Executive Vice President and Chief Operating Officer of Janus Capital Group Inc. and Janus Capital; President of Janus Distributors LLC and Janus Capital International LLC; Executive Vice President of Janus Services LLC; President and Director of Janus Management Holdings Corporation; and Chief Operating Officer and President of Capital Group Partners, Inc. Formerly, President and Chief Executive Officer of ICMA Retirement Corporation (1993-2003).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 43	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

*** Mr. Miller resigned his positions with Janus Capital Group Inc. and its subsidiaries effective December 30, 2005.

Janus Aspen Series December 31, 2005 27

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on November 22, 2005 and adjourned and reconvened to December 29, 2005. At the meeting, the following matters were voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below.

Proposal 1

Elect nine Trustees, including eight "independent" candidates.

	Number of Shares			Percentage of Outstanding Shares			Percentage of Shares Voted
Trustees	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jerome S. Contro	305,036,919	13,749,999	318,786,918	76.17%	3.43%	79.60%	95.69%	4.31%	100.00%
William F. McCalpin	305,465,577	13,321,341	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
John W. McCarter, Jr.	305,094,088	13,692,830	318,786,918	76.18%	3.42%	79.60%	95.70%	4.30%	100.00%
Dennis B. Mullen	305,292,961	13,493,957	318,786,918	76.23%	3.37%	79.60%	95.77%	4.23%	100.00%
James T. Rothe	305,454,522	13,332,396	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
William D. Stewart	305,342,707	13,444,211	318,786,918	76.24%	3.36%	79.60%	95.78%	4.22%	100.00%
Martin H. Waldinger	304,893,973	13,892,945	318,786,918	76.13%	3.47%	79.60%	95.64%	4.36%	100.00%
Linda S. Wolf	304,970,915	13,816,003	318,786,918	76.15%	3.45%	79.60%	95.67%	4.33%	100.00%
Thomas H. Bailey	305,017,094	13,769,824	318,786,918	76.16%	3.44%	79.60%	95.68%	4.32%	100.00%

Proposal 2a

To approve amendments to the Trust's Amended and Restated Trust Instrument to provide for shareholder votes to be counted based upon each dollar of net asset value held by the shareholder rather than one vote for each share.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	280,014,672	28,222,128	10,550,118	-	69.92%	7.05%	2.63%	0.00%	87.84%	8.85%	3.31%	0.00%

Proposal 2b

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to reorganize all or a portion of the Trust or any of its Portfolios or classes.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	284,529,475	22,832,884	11,424,559	-	71.05%	5.70%	2.85%	0.00%	89.26%	7.16%	3.58%	0.00%

Proposal 2c

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to liquidate the Trust or any Portfolio or class thereof.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	278,988,114	27,248,932	12,549,871	-	69.67%	6.80%	3.13%	0.00%	87.51%	8.55%	3.94%	0.00%

28 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 29

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (01/06)

C-0106-363  109-02-720 02-06

2005 Annual Report

Janus Aspen Series

Janus Aspen Worldwide Growth Portfolio

Portfolio Manager's Commentary and Schedule of Investments	2

Statement of Assets and Liabilities	7

Statement of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Schedule of Investments	12

Notes to Financial Statements	13

Report of Independent Registered Public Accounting Firm	20

Additional Information	21

Explanations of Charts, Tables and Financial Statements	25

Designation Requirements	27

Trustees and Officers	28

Shareholder Meeting	32

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Portfolio Manager Commentaries

The portfolio manager commentary in this report includes valuable insight from the portfolio manager as well as statistical information to help you understand how your Portfolio's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the portfolio manager in the commentary are just that: opinions. The commentary is a reflection of the portfolio manager's best judgment at the time this report was compiled, which was December 31, 2005. As the investing environment changes, so could the portfolio manager's opinions. The views are unique to the manager and aren't necessarily shared by his fellow employees or by Janus in general.

Portfolio Expenses

We believe it's important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio's Expense Example, which appears in the Portfolio Manager Commentary within this Annual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees (where applicable) (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (where applicable). These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Janus Aspen Series December 31, 2005 1

Janus Aspen Worldwide Growth Portfolio (unaudited)

Performance Overview

For the 12 month period ended December 31, 2005, Janus Aspen Worldwide Growth Portfolio's Institutional Shares advanced 5.87%, the Service Shares posted a 5.57% return and the Service II Shares returned 5.63%, lagging the 9.49% return of the Portfolio's benchmark, the Morgan Stanley Capital International World IndexSM.

The Portfolio trailed the benchmark largely due to a significantly overweight position, relative to the Index, in the media sector, which underperformed during the period. Relative returns were also hurt by the substantially underweight position in the top performing energy sector, which gained nearly 30% in the Index over the past year. Meanwhile, the Portfolio's banking and healthcare holdings contributed positively to returns.

From a geographic perspective, our relatively modest positions in the emerging markets of India and Brazil were some of the biggest contributors to performance in the period. Meanwhile, detracting from returns was a significant position in the United Kingdom (U.K.).

Portfolio Composition

As of December 31, 2005, 57.1% of the Portfolio's total net assets were invested in foreign companies, including 6.3% in emerging markets. Domestic equity holdings represented 36.1% of the total net assets and 6.7% was held in cash. The Portfolio's top 10 equity holdings as of December 31, 2005, accounted for 40.7% of total net assets.

Discretionary and Industrial Conglomerate Stocks Weighed on Performance

Diminishing performance was U.K.-based pay TV provider British Sky Broadcasting Group (BSkyB). The stock retraced gains recorded early in the year as concerns arose over mounting competition and potential loss of exclusive rights to the U.K.'s Premier League Football. After doing extensive research checks and reviewing the valuation, we believe that these fears are overblown and more than reflected in its current valuation. Our original thesis for owning the stock remains very much intact, as we believe BSkyB is extremely well-positioned to capitalize on growing pay-TV penetration in the U.K., as well as new media content and distribution opportunities.

Economic uncertainties pressured industrial conglomerate Tyco International, which struggled to recover from a late summer drop following a reforecast of its profit and cash flow projections. We believe the market continues to overlook the solid long-term growth prospects for the company, focusing instead on current weak fundamentals. Meanwhile, the competitive positioning of its myriad of businesses remains strong and in our opinion, a very capable management team continues to work hard to deliver shareholder value. At current prices, we believe the stock is meaningfully undervalued and although we reduced our position slightly, it remains a significant holding in the Portfolio.

Within the lackluster media area, worries about consumer spending and economic growth worked against our position in entertainment giant Walt Disney. It's relatively easy to extrapolate economic fears into a slowdown in Disney's travel-related businesses. We believe, however, that the market is under-valuing the long-term strength of Disney's brand franchise, especially

Portfolio Snapshot

Offering true geographic diversification in a single portfolio, this portfolio seeks to provide investors with exposure to some of the best companies global markets have to offer while typically maintaining a domestic component.

Jason Yee

Portfolio manager

Top 10 Equity Holdings – (% of Net Assets)

	December 31, 2005	December 31, 2004
Willis Group Holdings, Ltd.	6.4%	1.3%
British Sky Broadcasting Group PLC	5.5%	5.5%
JP Morgan Chase & Co.	4.8%	4.1%
Koninklijke (Royal) Philips Electronics N.V.	4.3%	1.6%
Millea Holdings, Inc.	4.1%	2.7%
IAC/InterActiveCorp	3.4%	4.8%
Tyco International, Ltd. (U.S. Shares)	3.2%	3.0%
UnitedHealth Group, Inc	3.1%	2.2%
Walt Disney Co.	3.1%	2.9%
Expedia, Inc.	2.8%	–

2 Janus Aspen Series December 31, 2005

(unaudited)

its theme parks and cable content properties like ESPN. To us, Disney's valuation looks compelling based on these things alone, but our confidence in the company is further reinforced by new CEO Bob Iger and the leadership he promises to bring to the organization.

Healthcare Positions Aided Performance

A number of the Portfolio's healthcare investments performed well during the period. Drug distributor McKesson reported strong earnings results that were driven by favorable pricing trends and healthy operating margins. With the transition to a fee-for-service pricing model behind us, and growing optimism around the Medicare drug plan, investors have now focused on the favorable growth dynamics in the industry.

Positive earnings results also helped drive the performance of managed care provider UnitedHealth Group. The fundamentals of the company and industry remained strong in 2005 and I would expect this to continue going forward. A reasonable pricing environment coupled with stable medical cost trends should continue to bolster profits and cash flow. We continue to believe the company is an attractive long-term investment due to an attractive valuation and strong competitive positioning.

Investment Outlook and Manager Commentary

Just over a year ago, I wrote my first letter as the new manager of Janus Aspen Worldwide Growth Portfolio and outlined a strategy for improving performance. This featured longer investment time horizons, more focused portfolio construction, strong emphasis on risk management and a disciplined, rigorous investment process. I feel I have made substantial progress on all of these fronts over the past year and remain extremely confident that this will translate into solid results over time.

Reflecting upon the period, the global equity markets were robust, especially within developing nations, and generally outpaced the returns posted in the U.S. Of the established markets, Japan was a strong performer, buoyed by a favorable political climate and recent data points suggested economic recovery and reflation. Select European markets also posted considerable gains.

While it is pleasing to have this tailwind in the financial markets, in many respects this has not been the ideal market to reposition and restructure the Portfolio. As a contrarian investor, I typically welcome a bit of short-term volatility to create long-term investment opportunities, so with volatility and risk premiums at record lows, this was less than an ideal environment. In retrospect, it was clearly suboptimal for short-term performance to reduce the overall risk profile of the Portfolio, despite the fact that I still strongly believe this is the prudent long-term strategy. Not surprisingly, when the markets are performing well, most investors are more focused on reward, as opposed to risk. In contrast, my perhaps quaint and unfashionable approach is to focus on the downside risk precisely at these times when it appears least likely. The investment future is always uncertain, so it is prudent to always be well prepared for negative surprises.

All of the fundamental research work here at Janus – the company management interviews, customer surveys, financial modeling and valuation analysis – is focused on delivering on that single goal of superior long-term, risk adjusted performance. As a shareholder myself in the retail version of this Portfolio, I would like to express my deepest personal commitment to delivering that performance. I will borrow from Warren Buffet in saying, "We eat our own cooking ... [we] cannot promise you results. But we can guarantee that your financial fortunes will move in lockstep with ours."

Thank you for your continued support and confidence.

Significant Areas of Investment – Portfolio vs. Index (% of Net Assets)

Top Countries – (% of Net Assets)

Janus Aspen Series December 31, 2005 3

Janus Aspen Worldwide Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2005

	One Year	Five Year	Ten Year	Since Inception*
Janus Aspen Worldwide Growth Portfolio - Institutional Shares	5.87%	(4.49)%	8.40%	10.59%
Janus Aspen Worldwide Growth Portfolio - Service Shares	5.57%	(4.74)%	8.09%	10.29%
Janus Aspen Worldwide Growth Portfolio - Service II Shares	5.63%	(4.73)%	8.10%	10.30%
Morgan Stanley Capital International World IndexSM	9.49%	2.18%	7.04%	7.80%
Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Global Funds	74/81	50/52	9/19	3/11

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com for performance current to the most recent month-end.

See Notes to Schedule of Investments for index definitions.

Total return includes reinvestment of dividends from net investment income and distributions from capital gains. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service and Service II Shares.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan.

* The Portfolio's inception date – September 13, 1993

Portfolio Expenses

The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to page 1 for a detailed explanation of the information presented in these charts.

Expense Example - Institutional Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05)*
Actual	$1,000.00	$1,090.80	$3.16
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06
Expense Example - Service Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period (7/1/05-12/31/05)*
Actual	$1,000.00	$1,089.20	$4.48
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33
Expense Example - Service II Shares	Beginning Account Value (7/1/05)	Ending Account Value (12/31/05)	Expenses Paid During Period ( 7/1/05-12/31/05)*
Actual	$1,000.00	$1,089.60	$4.53
Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38

*Expenses are equal to the annualized expense ratio of 0.60% for Institutional Shares, 0.85% for Service Shares and 0.86% for Service II Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

See "Explanations of Charts, Tables and Financial Statements."

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

The Portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual Portfolio.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less.

There is no assurance that the investment process will consistently lead to successful investing.

Ranking is for the Institutional share class only; other classes may have different performance characteristics.

Lipper Inc. - A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.

The date of the since-inception Lipper ranking is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

4 Janus Aspen Series December 31, 2005

Janus Aspen Worldwide Growth Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Common Stock - 93.3%
Advertising Agencies - 0.5%
818,467	Interpublic Group of Companies, Inc.*,#	$7,898,207
Advertising Services - 2.1%
3,265,518	WPP Group PLC	35,339,036
Agricultural Chemicals - 2.4%
325,398	Syngenta A.G.*	40,487,480
Apparel Manufacturers - 0.7%
1,685,124	Burberry Group PLC	12,459,474
Audio and Video Products - 1.2%
486,102	Sony Corp.	19,866,975
Automotive - Cars and Light Trucks - 1.8%
106,880	Hyundai Motor Company, Ltd.*	10,287,801
1,969,066	Nissan Motor Company, Ltd.	19,951,956
		30,239,757
Beverages - Wine and Spirits - 2.0%
2,258,092	Diageo PLC	32,731,320
Broadcast Services and Programming - 1.7%
944,420	Liberty Global, Inc. - Class A*	21,249,450
314,750	Liberty Global, Inc. - Class C*	6,672,700
		27,922,150
Cable Television - 0.5%
319,164	EchoStar Communications Corp. - Class A*	8,671,686
Casino Hotels - 0.9%
207,165	Harrah's Entertainment, Inc.	14,768,793
Cellular Telecommunications - 1.8%
13,989,070	Vodafone Group PLC	30,205,397
Chemicals - Diversified - 0.6%
183,700	Shin-Etsu Chemical Company, Ltd.	9,766,388
Commercial Banks - 1.2%
204,467	UBS A.G.	19,465,638
Computers - 1.3%
695,245	Dell, Inc.*	20,850,398
Distribution/Wholesale - 2.6%
6,073,500	Esprit Holdings, Ltd.	43,160,299
Diversified Minerals - 2.0%
825,323	Companhia Vale do Rio Doce (ADR)#	33,953,788
Diversified Operations - 6.2%
462,660	Louis Vuitton Moet Hennessy S.A.#	41,107,927
486,029	Smiths Group PLC	8,746,732
1,850,220	Tyco International, Ltd. (U.S. Shares)	53,397,350
		103,252,009
Diversified Operations-Commercial Services - 1.4%
8,533,960	Rentokil Initial PLC	24,006,030
E-Commerce/Products - 2.4%
833,453	Amazon.com, Inc.*,#	39,297,309
E-Commerce/Services - 7.4%
464,070	eBay, Inc.*	20,071,028
1,980,490	Expedia, Inc.*	47,452,540
1,980,490	IAC/InterActiveCorp*,#	56,067,671
		123,591,239
Electronic Components - Miscellaneous - 4.3%
2,330,596	Koninklijke (Royal) Philips Electronics N.V.	72,428,457

Shares or Principal Amount		Value
Finance - Investment Bankers/Brokers - 6.8%
544,294	Citigroup, Inc.	$26,414,587
1,972,153	JP Morgan Chase & Co.	78,274,752
739,000	Mitsubishi UFJ Securities Company, Ltd.	9,273,922
		113,963,261
Finance - Mortgage Loan Banker - 1.2%
753,462	Housing Development Finance Corporation, Ltd.	20,211,771
Food - Diversified - 0.5%
197,935	Royal Numico N.V.*	8,197,007
Health Care Cost Containment - 1.5%
479,130	McKesson Corp.	24,718,317
Insurance Brokers - 6.4%
2,869,482	Willis Group Holdings, Ltd.	105,998,664
Internet Security - 0.5%
433,365	Symantec Corp.*	7,583,888
Investment Companies - 0.2%
146,426	RHJ International*	3,375,181
Medical - Drugs - 1.5%
381,840	Pfizer, Inc.	8,904,509
93,000	Roche Holding A.G.	13,963,624
		22,868,133
Medical - HMO - 3.1%
843,180	UnitedHealth Group, Inc.	52,395,205
Medical - Hospitals - 0.7%
500,330	Health Management Associates, Inc. - Class A#	10,987,247
Money Center Banks - 0.9%
1,151,180	ICICI Bank, Ltd.*	14,959,328
Multimedia - 3.5%
251,724	Vivendi Universal S.A.#	7,885,467
2,127,100	Walt Disney Co.	50,986,587
		58,872,054
Networking Products - 2.0%
1,902,640	Cisco Systems, Inc.*	32,573,197
Petrochemicals - 2.2%
1,848,486	Reliance Industries, Ltd.	36,548,629
Property and Casualty Insurance - 4.1%
3,996	Millea Holdings, Inc.	68,782,635
Real Estate Management/Services - 0.7%
579,000	Mitsubishi Estate Company, Ltd.	12,028,236
Reinsurance - 2.3%
12,914	Berkshire Hathaway, Inc. - Class B*	37,909,047
Retail - Apparel and Shoe - 1.1%
274,190	Industria de Diseno Textil S.A.	8,943,060
342,653	Next PLC	9,049,298
		17,992,358
Semiconductor Equipment - 0.6%
470,726	ASML Holding N.V.*	9,418,198
Soap and Cleaning Preparations - 1.4%
700,144	Reckitt Benckiser PLC	23,128,133
Television - 5.5%
10,777,936	British Sky Broadcasting Group PLC	92,067,602

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series December 31, 2005 5

Janus Aspen Worldwide Growth Portfolio

Schedule of Investments

As of December 31, 2005

Shares or Principal Amount		Value
Toys - 0.5%
529,379	Mattel, Inc.	$8,374,776
Transportation - Services - 1.1%
244,995	United Parcel Service, Inc. - Class B	18,411,374
Total Common Stock (cost $1,319,408,243)		1,551,726,071
Other Securities - 2.7%
45,674,096	State Street Navigator Securities Lending Prime Portfolio† (cost $45,674,096)	45,674,096
Repurchase Agreement - 0.5%
$9,100,000	Bear Stearns & Company, Inc., 4.30% dated 12/30/05, maturing 1/3/06 to be repurchased at $9,104,348 collateralized by $81,057,042 in U.S. Government Agencies 0% - 27.045%, 2/15/09 - 12/25/35 with a value of $9,282,018 (cost $9,100,000)	9,100,000
Short-Term U.S. Government Agencies - 1.5%
11,000,000	Federal Home Loan Bank System 4.02%, 1/6/06	10,993,858
15,000,000	Fannie Mae 4.34%, 4/17/06	14,812,500
Total Short-Term U.S. Government Agencies (cost $25,802,175)		25,806,358
Time Deposit - 4.8%
80,000,000	Canadian Imperial Bank, ETD 4.0313%, 1/3/06 (cost $80,000,000)	80,000,000
Total Investments (total cost $1,479,984,514) – 102.8%		1,712,306,525
Liabilities, net of Cash, Receivables and Other Assets – (2.8)%		(46,614,535)
Net Assets – 100%		$1,665,691,990

Summary of Investments by Country

Country	Value	% of Investment Securities
Belgium	$3,375,181	0.2%
Bermuda	202,556,313	11.8%
Brazil	33,953,788	2.0%
France	48,993,394	2.9%
India	71,719,728	4.2%
Japan	139,670,112	8.2%
Netherlands	90,043,662	5.3%
South Korea	10,287,801	0.6%
Spain	8,943,060	0.5%
Switzerland	73,916,742	4.3%
United Kingdom	267,733,022	15.6%
United States††	761,113,722	44.4%
Total	$1,712,306,525	100.0%

††Includes Short-Term Securities and Other Securities (35.1% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.

6 Janus Aspen Series December 31, 2005

Statement of Assets and Liabilities

As of December 31, 2005 (all numbers in thousands except net asset value per share)	Janus Aspen Worldwide Growth Portfolio
Assets:
Investments at cost(1)	$1,479,985
Investments at value(1)	$1,712,307
Receivables:
Portfolio shares sold	306
Dividends	2,359
Interest	29
Other assets	26
Total Assets	1,715,027
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	45,674
Due to custodian	1,123
Portfolio shares repurchased	1,570
Dividends	–
Advisory fees	855
Transfer agent fees and expenses	1
Distribution fees - Service Shares	43
Distribution fees - Service II Shares	–
Non-interested Trustees' fees and expenses	13
Accrued expenses	56
Total Liabilities	49,335
Net Assets	$1,665,692
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$3,388,937
Undistributed net investment income/(loss)*	3,495
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,959,034)
Unrealized appreciation/(depreciation) of investments and foreign currency translations	232,294
Total Net Assets	$1,665,692
Net Assets - Institutional Shares	$1,464,300
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	52,378
Net Asset Value Per Share	$27.96
Net Assets - Service Shares	$201,382
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	7,253
Net Asset Value Per Share	$27.76
Net Assets - Service II Shares**	$10,142
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)**	364
Net Asset Value Per Share	$27.85

*  See Note 3 in Notes to Financial Statements.

**  Net Assets - Service II Shares and Shares Outstanding are not in thousands.

(1)  Investments at cost and value include $43,986,664 of securities loaned for Janus Aspen Worldwide Growth Portfolio (Note 1).

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 7

Statement of Operations

For the fiscal year ended December 31, 2005 (all numbers in thousands)	Janus Aspen Worldwide Growth Portfolio
Investment Income:
Interest	$3,665
Securities lending income	371
Dividends	33,495
Dividends from Affiliate	2,065
Foreign tax withheld	(1,248)
Total Investment Income	38,348
Expenses:
Advisory fees	11,771
Custodian fees	39
Professional fees	28
Non-interested Trustees' fees and expenses	51
Distribution fees - Service Shares	516
Distribution fees - Service II Shares	–
Other expenses	159
Non-recurring costs (Note 2)	1
Costs assumed by Janus Capital Management LLC (Note 2)	(1)
Total Expenses	12,564
Expense and Fee Offsets	(45)
Net Expenses	12,519
Net Investment Income/(Loss)	25,829
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from securities transactions	162,665 (1)
Net realized gain/(loss) from foreign currency transactions	(7,855)
Change in net unrealized appreciation or depreciation of investments and foreign currency translations	(115,615)
Payment from affiliate (Note 2)	336
Net Gain/(Loss) on Investments	39,531
Net Increase/(Decrease) in Net Assets Resulting from Operations	$65,360

(1)  Includes $39,326,539 of realized gains resulting from a redemption-in-kind during the fiscal year ended December 31, 2005 for the Janus Aspen Worldwide Growth Portfolio

See Notes to Financial Statements.

8 Janus Aspen Series December 31, 2005

Statements of Changes in Net Assets

For the fiscal year ended December 31	Janus Aspen Worldwide Growth Portfolio
(all numbers in thousands)	2005	2004
Operations:
Net investment income/(loss)	$25,829	$33,749
Net realized gain/(loss) from investment and foreign currency transactions	154,810	474,456
Change in unrealized net appreciation/(depreciation) of investments and foreign currency translations	(115,615)	(380,872)
Payment from affiliate (Note 2)	336	11
Net Increase/(Decrease) in Net Assets Resulting from Operations	65,360	127,344
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(20,780)	(28,773)
Service Shares	(2,398)	(2,115)
Service II Shares	–	–
Net realized gain from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net Decrease from Dividends and Distributions	(23,178)	(30,888)
Capital Share Transactions:
Shares sold
Institutional Shares	25,535	118,989
Service Shares	24,258	53,886
Service II Shares	–	–
Redemption fees
Service II Shares	–	–
Reinvested dividends and distributions
Institutional Shares	20,780	28,773
Service Shares	2,398	2,115
Service II Shares	–	–
Shares repurchased(1)
Institutional Shares	(1,108,982)	(1,488,531)
Service Shares	(68,409)	(64,520)
Service II Shares	–	–
Net Increase/(Decrease) from Capital Share Transactions	(1,104,420)	(1,349,288)
Net Increase/(Decrease) in Net Assets	(1,062,238)	(1,252,832)
Net Assets:
Beginning of period	2,727,930	3,980,762
End of period	$1,665,692	$2,727,930
Undistributed net investment income/(loss)*	$3,495	$1,034

*  See Note 3 in Notes to Financial Statements.

(1)  During the fiscal year ended December 31, 2005 and the fiscal year ended December 31, 2004, the Janus Aspen Worldwide Growth Portfolio disbursed to a redeeming shareholder portfolio securities and cash valued at $640,063,769 and $451,205,388, respectively, on the date of redemption.

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 9

Financial Highlights

Institutional Shares

For a share outstanding during	Janus Aspen Worldwide Growth Portfolio
each fiscal year ended December 31	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$26.78		$25.82		$21.05	$28.54	$36.98
Income from Investment Operations:
Net investment income/(loss)	.44		.28		.23	.23	.24
Net gain/(loss) on securities (both realized and unrealized)	1.11		.94		4.79	(7.50)	(8.53)
Total from Investment Operations	1.55		1.22		5.02	(7.27)	(8.29)
Less Distributions and Other:
Dividends (from net investment income)*	(.37)		(.26)		(.25)	(.22)	(.15)
Distributions (from capital gains)*	–		–		–	–	–
Tax return of capital*	–		–		– (1)	–	–
Payment from affiliate	–	(2)	–	(2)	–	–	–
Total Distributions and Other	(.37)		(.26)		(.25)	(.22)	(.15)
Net Asset Value, End of Period	$27.96		$26.78		$25.82	$21.05	$28.54
Total Return	5.87	%(3)	4.78	%(4)	23.99%	(25.50)%	(22.44)%
Net Assets, End of Period (in thousands)	$1,464,300		$2,491,921		$3,743,762	$3,722,823	$5,707,728
Average Net Assets for the Period (in thousands)	$1,767,226		$3,232,578		$3,672,695	$4,703,406	$6,387,010
Ratio of Gross Expenses to Average Net Assets(5)(6)	0.61%		0.66%		0.71%	0.70%	0.69%
Ratio of Net Expenses to Average Net Assets(6)	0.61%		0.66%		0.71%	0.70%	0.69%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.33%		0.99%		1.08%	0.88%	0.78%
Portfolio Turnover Rate	41%		120%		126%	73%	82%

Service Shares

For a share outstanding during	Janus Aspen Worldwide Growth Portfolio
each fiscal year ended December 31	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$26.62		$25.70		$20.95	$28.38	$36.77
Income from Investment Operations:
Net investment income/(loss)	.29		.17		.17	.14	.17
Net gain/(loss) on securities (both realized and unrealized)	1.18		.99		4.77	(7.43)	(8.48)
Total from Investment Operations	1.47		1.16		4.94	(7.29)	(8.31)
Less Distributions and Other:
Dividends (from net investment income)*	(.33)		(.24)		(.19)	(.14)	(.08)
Distributions (from capital gains)*	–		–		–	–	–
Tax return of capital*	–		–		– (1)	–	–
Payment from affiliate	–	(2)	–	(2)	–	–	–
Total Distributions and Other	(.33)		(.24)		(.19)	(.14)	(.08)
Net Asset Value, End of Period	$27.76		$26.62		$25.70	$20.95	$28.38
Total Return	5.57	%(3)	4.53	%(4)	23.68%	(25.71)%	(22.62)%
Net Assets, End of Period (in thousands)	$201,382		$235,999		$236,991	$192,629	$171,392
Average Net Assets for the Period (in thousands)	$206,310		$232,280		$207,451	$188,639	$119,429
Ratio of Gross Expenses to Average Net Assets(5)(6)	0.86%		0.91%		0.96%	0.95%	0.94%
Ratio of Net Expenses to Average Net Assets(6)	0.86%		0.91%		0.96%	0.95%	0.94%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.11%		0.74%		0.80%	0.64%	0.47%
Portfolio Turnover Rate	41%		120%		126%	73%	82%

*  See Note 3 in Notes to Financial Statements.

(1)  Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended December 31, 2005, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(4)  During the fiscal year ended December 31, 2004, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing, and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(6)  See "Explanation of Charts, Tables and Financial Statements".

See Notes to Financial Statements.

10 Janus Aspen Series December 31, 2005

Service II Shares

For a share outstanding during	Janus Aspen Worldwide Growth Portfolio
each fiscal year ended December 31	2005		2004	2003	2002
Net Asset Value, Beginning of Period	$26.70		$25.79	$21.02	$28.49
Income from Investment Operations:
Net investment income/(loss)	.30		.17	.17	.15
Net gain/(loss) on securities (both realized and unrealized)	1.19		.98	4.79	(7.47)
Total from Investment Operations	1.49		1.15	4.96	(7.32)
Distributions and Other:
Dividends (from net investment income)*	(.34)		(.24)	(.19)	(.15)
Distributions (from capital gains)*	–		–	–	–
Tax return of capital*	–		–	– (1)	–
Redemption fees	–		–	–	–
Payment from affiliate	–	(2)	–	–	–
Total Distributions and Other	(.34)		(.24)	(.19)	(.15)
Net Asset Value, End of Period	$27.85		$26.70	$25.79	$21.02
Total Return	5.63	%(3)	4.50%	23.70%	(25.71)%
Net Assets, End of Period (in thousands)	$10		$10	$9	$7
Average Net Assets for the Period (in thousands)	$10		$9	$8	$9
Ratio of Gross Expenses to Average Net Assets(4)(5)	0.86%		0.91%	0.96%	0.95%
Ratio of Net Expenses to Average Net Assets(5)	0.85%		0.91%	0.96%	0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.12%		0.74%	0.80%	0.64%
Portfolio Turnover Rate	41%		120%	126%	73%

*  See Note 3 in Notes to Financial Statements.

(1)  Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended December 31, 2005, Janus Capital fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading and/or pricing errors, which otherwise would have reduced total return by 0.02%.

(4)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(5)  See "Explanation of Charts, Tables and Financial Statements".

See Notes to Financial Statements.

Janus Aspen Series December 31, 2005 11

Notes to Schedule of Investments

Lipper Variable Annuity Global Funds	A fund that invests at least 25% of its portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in North America, Europe and the Asia/Pacific Region.

ADR	American Depositary Receipt

ETD	Euro Time Deposit

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  #  Loaned security; a portion or all of the security is on loan at December 31, 2005.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

Repurchase Agreements held by a Portfolio are fully collateralized, and such collateral is in the possession of a Portfolio's custodian or subcustodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

12 Janus Aspen Series December 31, 2005

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Aspen Worldwide Growth Portfolio (the "Portfolio") is a series fund. The Portfolio is part of Janus Aspen Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust offers seventeen Portfolios, which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Each class is issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance contracts (collectively "variable insurance contracts"), as well as certain qualified retirement plans.

Janus Capital Management LLC ("Janus Capital") invested initial seed capital in the amount of $10,000 for the Portfolio - Service II Shares on December 31, 2001.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio's Trustees. Short-term securities maturing within 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than sixty days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio's Trustees. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both unrealized and realized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. The Portfolio bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio will not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy. All loans will be continuously secured by collateral which may consist of cash, U.S.

Janus Aspen Series December 31, 2005 13

Notes to Financial Statements (continued)

Government securities, domestic and foreign short-term debt instruments, letters of credit or such other collateral permitted by the Securities and Exchange Commission ("SEC").

State Street Bank and Trust Company (the "Lending Agent") may also invest the cash collateral in the State Street Navigator Securities Lending Prime Portfolio or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent that complies with Rule 2a-7 of the 1940 Act relating to money market funds.

As of December 31, 2005, the Portfolio had on loan securities valued as indicated:

Portfolio	Value at December 31, 2005
Janus Aspen Worldwide Growth Portfolio	$43,986,664

As of December 31, 2005, the Portfolio received cash collateral for securities lending activity as indicated:

Portfolio	Cash Collateral at December 31, 2005
Janus Aspen Worldwide Growth Portfolio	$45,674,096

As of December 31, 2005, all cash collateral received by the Portfolio was invested in the State Street Navigator Securities Lending Prime Portfolio.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the respective securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this marked-to-market evaluation.

The borrower pays fees at the Portfolio's direction to its Lending Agent. The Lending Agent may retain a portion of the interest earned. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments. The lending fees and the Portfolio's portion of the interest income earned on cash collateral is included on the Statement of Operations.

Interfund Lending

Pursuant to an exemptive order received from the SEC, the Portfolio may be party to an interfund lending agreement between the Portfolio and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Portfolio's total assets must be collateralized at 102% of the outstanding principal of the loan; loans of less than 10% may be unsecured. During the fiscal year ended December 31, 2005, there were no outstanding borrowing or lending arrangements for the Portfolio.

Forward Currency Transactions

The Portfolio may enter into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in net realized gain or loss from foreign currency transactions on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the

14 Janus Aspen Series December 31, 2005

securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio's custodian sufficient to cover the purchase price. As of December 31, 2005, the Portfolio was not invested in when-issued securities.

Additional Investment Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value because of changes in the economy, political environment or adverse developments specific to the issuer.

Initial Public Offerings

The Portfolio may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Portfolio generally makes semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains, if any. The majority of dividends and capital gains distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Portfolio pays a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate of 0.60%. Effective February 1, 2006, the investment advisory fee rates will change from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to a selected benchmark index. This change will not impact the current investment advisory fee until one year after the effective date when the performance adjustment takes effect.

Janus Services LLC, a wholly-owned subsidiary of Janus Capital, receives certain out-of-pocket expenses for transfer agent services.

Certain officers and Trustees of the Portfolio may also be officers and/or directors of Janus Capital; however, such officers and Trustees receive no compensation from the Portfolio.

During the fiscal year ended December 31, 2005, Janus Capital reimbursed the Portfolio $298,234 for Institutional Shares, $36,790 for Service Shares and $2 for Service II Shares, as a result of dilutions caused by certain trading and/or pricing errors.

During the fiscal year ended December 31, 2005, Janus Services reimbursed the Portfolio $642 for Institutional Shares, as a result of dilutions caused by incorrectly processed shareholder activity.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares and Service II Shares have each adopted a Distribution and Shareholder Servicing Plan (the "Plans") pursuant to Rule 12b-1 under The 1940 Act. The Plans authorize payments by the Portfolio in connection with the distribution of Service Shares and Service II Shares at an annual rate of up to 0.25% of Service Shares and Service II Shares' average daily net assets.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. No redemption fees were received by the Portfolio for the fiscal year ended December 31, 2005.

Janus Aspen Series December 31, 2005 15

Notes to Financial Statements (continued)

For the fiscal year ended December 31, 2005, Janus Capital assumed $29,856 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Funds") in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds, based upon the Funds' respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds' respective net assets at July 31, 2004. These non-recurring costs and offsetting waivers are shown on the Statement of Operations.

The Portfolio's expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. Other transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custody received reduce Custodian Fees. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the fiscal year ended December 31, 2005, the following Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 12/31/05
Janus Institutional Cash Reserves Fund	$130,000,000	$130,000,000	$2,065,460	$–

3. FEDERAL INCOME TAX

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

In 2005, the Portfolio incurred "Post-October" losses during the period from November 1, 2005 through December 31, 2005. These losses will be deferred for tax purposes and recognized in 2006.

Other book to tax differences in the current year primarily consist of foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2005, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions.

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post October Deferral	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
Janus Aspen Worldwide Growth Portfolio	$3,580,336	$–	$(1,955,976,638)	$(85,329)	$(27,895)	$229,264,395

The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule For the year ended December 31, 2005

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011
Janus Aspen Worldwide Growth Portfolio	$(713,327,121)	$(989,588,014)	$(253,061,503)

During the year ended December 31, 2005, the following capital loss carryover was utilized by the Portfolio as indicated in the table below.

Portfolio	Capital Loss Carryover Utilized
Janus Aspen Worldwide Growth Portfolio	$130,718,754

16 Janus Aspen Series December 31, 2005

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2005 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Portfolio	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)
Janus Aspen Worldwide Growth Portfolio	$1,483,042,130	$267,388,514	$(38,124,119)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to paid-in capital.

For the fiscal year ended December 31, 2005	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Worldwide Growth Portfolio	$23,178,340	$–	$–	$–

For the fiscal year ended December 31, 2004	Distributions
Portfolio	From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
Janus Aspen Worldwide Growth Portfolio	$30,888,334	$–	$–	$–

4. CAPITAL SHARE TRANSACTIONS

For the fiscal year ended December 31	Janus Aspen Worldwide Growth Portfolio
(all numbers in thousands)	2005	2004
Transactions in Portfolio Shares – Institutional Shares:
Shares sold	959	4,614
Reinvested dividends and distributions	779	1,120
Shares repurchased	(42,416)	(57,696)
Net Increase/(Decrease) in Capital Share Transactions	(40,678)	(51,962)
Shares Outstanding, Beginning of Period	93,056	145,018
Shares Outstanding, End of Period	52,378	93,056
Transactions in Portfolio Shares – Service Shares:
Shares sold	921	2,101
Reinvested dividends and distributions	90	82
Shares repurchased	(2,624)	(2,539)
Net Increase/(Decrease) in Capital Share Transactions	(1,613)	(356)
Shares Outstanding, Beginning of Period	8,866	9,222
Shares Outstanding, End of Period	7,253	8,866
Transactions in Portfolio Shares – Service II Shares(1):
Shares sold	–	–
Reinvested dividends and distributions	4	4
Shares repurchased	–	–
Net Increase/(Decrease) in Capital Share Transactions	4	4
Shares Outstanding, Beginning of Period	360	356
Shares Outstanding, End of Period	364	360

(1)  Transaction in Portfolio Shares - Service II Shares are not in thousands.

Janus Aspen Series December 31, 2005 17

Notes to Financial Statements (continued)

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended December 31, 2005, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Portfolio	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Aspen Worldwide Growth Portfolio	$730,069,354	$1,552,824,374	$–	$–

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in the Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in the Janus funds ostensibly on behalf of the Janus funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. As a result, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint.

The Attorney General's Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain

18 Janus Aspen Series December 31, 2005

underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series December 31, 2005 19

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Aspen Worldwide Growth Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Aspen Worldwide Growth Portfolio (one of the portfolios constituting Janus Aspen Series, hereafter referred to as the "Portfolio") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, transfer agent and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Denver, Colorado
February 10, 2006

20 Janus Aspen Series December 31, 2005

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio's website at www.janus.com; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Portfolio's proxy voting record for the most recent twelve month period ended June 30 is also available, free of charge, through www.janus.com and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

Amendments to Advisory Agreements to Conform to Prevailing Industry Practice

On September 20, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an amended Investment Advisory Agreement ("Amended Agreement") for each applicable Fund and authorized the submission of each Amended Agreement to the Fund's shareholders for approval. Shareholders approved the Amended Agreement for their Fund at a special meeting of Shareholders held on December 29, 2005.

In approving the proposed Amended Agreements, the Trustees considered the recommendations of an independent compliance consultant engaged by Janus Capital Management LLC ("JCM") regarding the form of each of those agreements and concluded that the proposed changes were consistent with industry practice and would reflect an appropriate delegation of authority to JCM clarifying its investment discretion over the Funds it manages.

In connection with their most recent consideration of the investment advisory agreements for all of the Funds, the Trustees received and reviewed a substantial amount of information provided by JCM and the respective subadvisers for subadvised Funds in response to requests of the Independent Trustees and their counsel. They also received and reviewed a considerable amount of information and analysis provided to the Trustees by an independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met on two separate occasions with JCM management to consider the agreements, and at each of those meetings they also met separately in executive session with their counsel.

Based on their evaluation of the information provided by JCM, subadvisers, the independent fee consultant, Lipper Inc. ("Lipper"), and other information, the Trustees determined that the overall arrangements between the Funds and JCM were fair and reasonable in light of the nature and quality of the services provided by JCM, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment.

In considering the agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services of JCM and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of JCM and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by JCM or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations. The Trustees also reviewed the enhanced compliance program of JCM and the actions taken by JCM in response to various legal and regulatory proceedings since the fall of 2003.

The Trustees concluded that the nature, extent and quality of the services provided by JCM and, if applicable, the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory agreements, that the

Janus Aspen Series December 31, 2005 21

Additional Information (unaudited) (continued)

quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that JCM and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered the short-term and longer term performance of each Fund. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper and with the Fund's benchmark index. They concluded that the performance of most Funds was good to very good. Although the performance of some Funds lagged that of their peers for certain periods, they also concluded that JCM had taken appropriate steps to address the under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for each Fund, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper and for more than two-thirds of the Funds was in the lowest cost quartile.

The Trustees considered the methodology used by JCM in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed JCM's management fees for its separate account clients and for its sub-advised funds (for which JCM provides only portfolio management services). Although in most instances sub-advisory and separate account fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that JCM performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, regulatory compliance and numerous other services. Moreover, they noted that the spread between the average fees charged to the Funds and the fees that JCM charged to its separate account clients was significantly smaller than the average spread for such fees of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees also considered the profitability to JCM and its affiliates of their relationships with each Fund and found JCM's profitability not to be unreasonable.

Finally, the Trustees considered the financial condition of JCM, which they found to be sound.

The Trustees concluded that the management fees and any other compensation payable by each Fund to JCM and its affiliates, as well as the fees paid by JCM or a Fund to the subadvisers of sub-advised Funds, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees JCM charges to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by JCM, the investment performance of the Fund and the expense limitations agreed to by JCM.

Economies of Scale

The Trustees received and considered information about the potential of JCM to experience economies of scale as the assets of the Funds increase. They noted that, although each Fund (except one Fund that has breakpoints) pays an advisory fee at a fixed rate as a percentage of net assets, without any breakpoints, the management fee paid by each Fund, after any applicable contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper. The Trustees also took note that, for those Funds whose expenses are being reduced by the contractual expense limitations of JCM, JCM is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, the Funds have benefited from having advisory fee rates that have remained constant rather than fees with breakpoints and higher fee rates at lower asset levels in which the effective fee rate might have increased as assets declined. The Trustees considered certain Amended Agreements that included a change to the advisory fee to reflect a performance-based structure under which the rate of fee would increase or decrease from the current fixed rate if the Fund outperforms or underperforms its benchmark index over a trailing period. Such a fee structure is likely to increase or decrease JCM's economies of scale, depending on whether the effective rate of the fee is increased or decreased. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the fee

22 Janus Aspen Series December 31, 2005

structure in each of the advisory agreements was reasonable and that the current rates of fees reflect a sharing between JCM and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to JCM and its affiliates from their relationship with the Funds. They recognized that affiliates of JCM separately serve the Funds as transfer agent and distributor, respectively. The Trustees also considered JCM's use of commissions paid by most Funds on their portfolio brokerage transactions to obtain proprietary research products and services benefiting the Funds and/or other clients of JCM, as well as JCM's agreement not to use any Fund's portfolio brokerage transactions to obtain third party research through brokers. The Trustees concluded that JCM's use of "soft" commission dollars to obtain proprietary research products and services was consistent with regulatory requirements and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by JCM and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefore, the Funds and JCM may potentially benefit from their relationship with each other in other ways. They concluded that JCM benefits from the receipt of proprietary research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from JCM's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of JCM. They further concluded that success of each Fund could attract other business to JCM or its other Funds and that the success of JCM could enhance JCM's ability to serve the Funds.

After full consideration of the above factors as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the current Investment Advisory Agreement for each Fund was in the best interest of the Fund and its shareholders. In approving the Amended Agreements the Independent Trustees also concluded that the Amended Agreement, as proposed, was in the best interest of the Fund and its shareholders.

Performance Based Advisory Fee Proposal – For Worldwide Growth Portfolio

On September 20, 2005 and October 19, 2005, the Board of Trustees, including all of the Independent Trustees, voted unanimously to approve an Amended Investment Advisory Agreement for the Fund ("Proposed Agreement") and authorized the submission of the Proposed Agreement to the Fund's shareholders for approval. The Proposed Agreement changed the advisory fee paid by the Fund from a fixed rate to a rate that adjusts upward or downward based on the Fund's performance relative to a selected benchmark index. Shareholders of the Fund approved the Proposed Agreement at a special meeting of Shareholders held on December 29, 2005.

For more than a year the Independent Trustees and their independent fee consultant, in consultation with independent legal counsel to the Independent Trustees, have explored the possibility of modifying the fee structure for certain funds to provide for a performance-based adjustment to the current investment advisory fee rate that would increase or decrease the fee based on whether the Fund's total return performance exceeds or lags a stated relevant benchmark index.

The Independent Trustees also worked with JCM to develop a performance structure that was acceptable to JCM. In doing so, the Independent Trustees were seeking to provide a closer alignment of the interests of JCM with those of the Funds and their shareholders. They believe that the fee structure proposed for each Fund will achieve that objective. Included as part of their analysis of the overall performance fee structure, the Trustees, in consultation with their independent fee consultant, considered the appropriate performance range for achieving the maximum and minimum advisory fee that would result in the performance adjustment of up to 0.15% (positive or negative) of a Fund's average daily net assets during the applicable performance measurement period. The Trustees reviewed information provided by JCM and prepared by their independent fee consultant with respect to an appropriate deviation of excess/under returns relative to a Fund's benchmark index, taking into consideration expected tracking error of the Fund, expected returns and potential risks and economics involved both for JCM and the Fund's shareholders. The Trustees also reviewed the structure of performance fees applied by other mutual fund complexes. Based on this information, the Trustees determined that a performance range that approximates one standard deviation of excess/under returns relative to a Fund's benchmark index was appropriate for calculating the maximum range (positive or negative) of the performance adjustment.

As described above, the performance adjustment that will be added to or subtracted from the "Base Fee" (as defined in the Proposed Agreement) as a result of a Fund's performance relative to its benchmark index is a variable up to 0.15% of average net assets during the performance measurement period. Importantly, the performance is computed after deducting the Fund's operating expenses (including advisory fees), which means that in order to receive any upward adjustment from the Base Fee, JCM must deliver a total return after expenses that exceeds the return of the benchmark index, which does not incur any expenses.

Janus Aspen Series December 31, 2005 23

Additional Information (unaudited) (continued)

The Trustees determined that the benchmark index specified in each of the Proposed Agreements for purposes of computing the performance fee adjustments is appropriate for the respective Fund based on a number of factors, including the fact that the index is broad-based and is composed of securities of the types in which the Fund may invest. The Trustees believe that divergence between the Fund's performance and performance of the index can be attributed, in part, to the ability of the portfolio manager in making investment decisions within the parameters of the Fund's investment objective and investment policies and restrictions.

The Trustees determined that the class of shares of each Fund selected for purposes of calculating the Performance Adjustment as applied to the Fund is the most appropriate class for use in calculating such Fund's Performance Adjustment. In making that determination, the Trustees considered the fee structure and expenses paid by each class of shares, any fees paid to or retained by JCM or its affiliates, as well as the distribution channel for each class of shares.

The time periods to be used in determining any performance adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the performance of the Fund and of the index. In that regard the Trustees concluded that it would be appropriate for there to be no adjustment from the Base Fee for the first 12 months after the effective date of each Proposed Agreement before implementation of any performance adjustment, and that, once implemented, the performance adjustment should reflect only the Fund's performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty sixth month after the effective date, the performance measurement period would be fully implemented, and that the performance adjustment should thereafter be based upon a thirty-six month rolling performance measurement period.

In addition to considering the performance fee structure reflected in each Proposed Agreement, in approving each of those agreements, the Trustees followed the process and considered the factors and reached the conclusions described above under Amendments to Advisory Agreements to conform to prevailing industry practice.

24 Janus Aspen Series December 31, 2005

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

The performance overview graph compares the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Portfolio invested in the index.

Average annual total returns are quoted for each class of the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of any dividends, distributions and capital gains then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

2. SCHEDULE OF INVESTMENTS

Following the performance overview section is the Portfolio's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars. Certain short-term investments maturing within 60 days are valued at amortized cost, which approximates market value.

A summary of investments by country is provided if the Portfolio invested in foreign securities. This summary reports the Portfolio's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Portfolio's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio's long-term holdings. The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows the Portfolio's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio's liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Portfolio's net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Portfolio. The NAV is calculated by dividing the Portfolio's net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Portfolio's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

Janus Aspen Series December 31, 2005 25

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Portfolio's net assets during the reporting period. Changes in the Portfolio's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio's investment performance. The Portfolio's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio's net assets will not be affected. If you compare the Portfolio's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on the Portfolio's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio's net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Portfolio's NAV for current and past reporting periods for each class of the Portfolio. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of net assets that are used to cover operating expenses during the period. Expense ratios vary for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio's expenses may be reduced through expense reduction arrangements. These arrangements may include the use of uninvested cash balances earning interest or balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offsets (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of the Portfolio during the reporting period. Don't confuse this ratio with the Portfolio's yield. The net investment income ratio is not a true measure of the Portfolio's yield because it doesn't take into account the dividends distributed to the Portfolio's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in a Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of a Portfolio, the nature of the Portfolio's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

26 Janus Aspen Series December 31, 2005

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2005:

Dividends Received Deduction Percentage

Portfolio
Janus Aspen Worldwide Growth Portfolio	22%

Janus Aspen Series December 31, 2005 27

Trustees and Officers (unaudited)

The Portfolio's Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-800-525-0020.

The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of the report, collectively, these three registered investment companies consist of 69 series or funds.

The Trust's officers are elected annually by the Trustees for a one-year term. Each portfolio manager also manages other Janus Capital accounts. Certain officers also serve as officers for Janus Investment Fund and Janus Adviser Series.

Trustees

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee		Other Directorships Held by Trustee
Independent Trustees*

Dennis B. Mullen 151 Detroit Street Denver, CO 80206 Age 62	Chairman Trustee	3/04-Present 9/93-Present	Chief Executive Officer of Red Robin Gourmet Burgers, Inc. (since 2005). Formerly, private investor.	69	**	Chairman of the Board (since 2005) and Director of Red Robin Gourmet Burgers, Inc.; and Director of Janus World Funds Plc (Dublin-based, non-U.S. funds).

Jerome S. Contro 151 Detroit Street Denver, CO 80206 Age 49	Trustee	12/05-Present	Partner of Tango Group, a private investment firm (since 1999).	69		Trustee and Chairman of RS Investment Trust (since 2001); Director of IZZE Beverages and MyFamily.com, Inc. (genealogical research website).

William F. McCalpin 151 Detroit Street Denver, CO 80206 Age 48	Trustee	6/02-Present	Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation); and Vice President of Asian Cultural Council.	69		Trustee of Asian Cultural Council.

John W. McCarter, Jr. 151 Detroit Street Denver, CO 80206 Age 67	Trustee	6/02-Present	President and Chief Executive Officer of The Field Museum of Natural History (Chicago, IL).	69		Chairman of the Board and Director of Divergence Inc. (biotechnology firm); Director of A.M. Castle & Co. (metals distributor), and W.W. Grainger, Inc. (industrial distributor) and Trustee of Harris Insight Funds Trust (19 portfolios), WTTW (Chicago public television station), the University of Chicago, and Chicago Public Education Fund.

28 Janus Aspen Series December 31, 2005

Trustees (cont.)

Name, Age and Address	Positions Held with Portfolio	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees* (cont.)

James T. Rothe 151 Detroit Street Denver, CO 80206 Age 62	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital Partners (private equity firm); and Professor Emeritus of Business of University of Colorado. Formerly, Professor of Business, University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004); and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird University (American Graduate School of International Management), Phoenix, AZ.	69	Director of Red Robin Gourmet Burgers, Inc.

William D. Stewart 151 Detroit Street Denver, CO 80206 Age 61	Trustee	9/93-Present	Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves).	69	N/A

Martin H. Waldinger 151 Detroit Street Denver, CO 80206 Age 67	Trustee	9/93-Present	Private Investor and Consultant to California Planned Unit Developments. Formerly, CEO and President of Marwal, Inc. (homeowner association management company).	69	N/A

Linda S. Wolf 151 Detroit Street Denver, CO 80206 Age 58	Trustee	12/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005); and President of Leo Burnett (USA) (advertising agency) (1996-2000).	69	Director of Wal-Mart, The Field Museum of Natural History (Chicago, IL), Children's Memorial Hospital (Chicago, IL), Chicago Council on Foreign Relations, and Economic Club of Chicago.

Interested Trustee

Thomas H. Bailey*** 151 Detroit Street Denver, CO 80206 Age 68	Trustee	5/93-Present	Retired. Formerly, President (1978-2002) and Chief Executive Officer (1994-2002) of Janus Capital or Janus Capital Corporation; Chairman and Director (1978-2002) of Janus Capital Corporation; President and Director (1994-2002) of The Janus Foundation; and Director (1997-2001) of Janus Distributors, Inc.	69	N/A

* All current Trustees of the Trust (Messrs. Mullen, McCalpin, McCarter, Rothe, Stewart, Waldinger, and Bailey) were elected by shareholders as Trustees of the Trust on December 29, 2005. In addition, shareholders elected two new Trustees, Mr. Contro and Ms. Wolf.

** Mr. Mullen also serves as director of Janus World Funds Plc ("JWF"), consisting of 21 funds. Including JWF and the 69 funds comprising the Janus Funds, Mr. Mullen oversees 90 funds.

*** The Portfolio is treating Mr. Bailey as an "interested person" of the Trust by virtue of his past positions and continuing relationships with Janus Capital and ownership of shares of Janus Capital's parent company.

Janus Aspen Series December 31, 2005 29

Trustees and Officers (unaudited) (continued)

Officers

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jason P. Yee 151 Detroit Street Denver, CO 80206 Age 36	Executive Vice President and Portfolio Manager Worldwide Growth Portfolio	Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts. Formerly, Analyst (2000-2001) for Janus Capital Corporation.

Stephanie Grauerholz-Lofton 151 Detroit Street Denver, CO 80206 Age 35	Chief Legal Counsel and Secretary	1/06-Present	Associate Counsel of Janus Capital. Formerly, Associate of Vedder, Price, Kaufman & Kammholz, P.C. (1999-2003).

Bonnie M. Howe** 151 Detroit Street Denver, CO 80206 Age 40	Vice President	12/99-1/06	Vice President and Assistant General Counsel of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

Kelley Abbott Howes 151 Detroit Street Denver, CO 80206 Age 40	President and Chief Executive Officer General Counsel Vice President and Secretary	1/06-Present 4/04-12/05 12/99-12/05	Senior Vice President and General Counsel of Janus Capital and Janus Services LLC: and Senior Vice President and Assistant General Counsel of Janus Distributors LLC. Formerly, Vice President (1999-2005) of Janus Distributors LLC; Vice President (2000-2004) and Assistant General Counsel (2002-2004) of Janus Services LLC; and Vice President and Assistant General Counsel (1999-2004) of Janus Capital.

David R. Kowalski 151 Detroit Street Denver, CO 80206 Age 48	Vice President and Chief Compliance Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Chief Compliance Officer of Bay Isle Financial LLC; and Vice President of Enhanced Investment Technologies LLC. Formerly, Chief Compliance Officer of Enhanced Investment Technologies, LLC (2003-2005); Vice President of Janus Capital (2000-2005), Janus Distributors LLC (2000-2001), and Janus Services LLC (2004-2005); and Assistant Vice President of Janus Services LLC (2002-2004).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

** Bonnie M. Howe intends to resign her positions with Janus Capital Group Inc. and its subsidiaries effective January 11, 2006.

30 Janus Aspen Series December 31, 2005

Officers (cont.)

Name, Age and Address	Positions Held with Portfolio	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Girard C. Miller*** 151 Detroit Street Denver, CO 80206 Age 54	President and Chief Executive Officer	11/03-12/05	Executive Vice President and Chief Operating Officer of Janus Capital Group Inc. and Janus Capital; President of Janus Distributors LLC and Janus Capital International LLC; Executive Vice President of Janus Services LLC; President and Director of Janus Management Holdings Corporation; and Chief Operating Officer and President of Capital Group Partners, Inc. Formerly, President and Chief Executive Officer of ICMA Retirement Corporation (1993-2003).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 Age 43	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital. Formerly, Director of Financial Reporting for OppenheimerFunds, Inc. (2004-2005); Site Manager and First Vice President of Mellon Global Securities Services (2003); and Director of Fund Accounting, Project Development, and Training of INVESCO Funds Group (1994-2003).

* Officers are elected annually for a one-year term and may also be elected from time to time by the Trustees for an interim period.

*** Mr. Miller resigned his positions with Janus Capital Group Inc. and its subsidiaries effective December 30, 2005.

Janus Aspen Series December 31, 2005 31

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of the Portfolio was held on November 22, 2005 and adjourned and reconvened to December 29, 2005. At the meeting, the following matters were voted on and approved by the Shareholders. The results of the Special Meeting of Shareholders are noted below. Approval of Proposal 4b was contingent upon approval of the same proposal by similar funds in other trusts. Proposal 4b was approved on January 9, 2006.

Proposal 1

Elect nine Trustees, including eight "independent" candidates.

	Number of Shares			Percentage of Outstanding Shares			Percentage of Shares Voted
Trustees	Affirmative	Withheld	Total	Affirmative	Withheld	Total	Affirmative	Withheld	Total
Jerome S. Contro	305,036,919	13,749,999	318,786,918	76.17%	3.43%	79.60%	95.69%	4.31%	100.00%
William F. McCalpin	305,465,577	13,321,341	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
John W. McCarter, Jr.	305,094,088	13,692,830	318,786,918	76.18%	3.42%	79.60%	95.70%	4.30%	100.00%
Dennis B. Mullen	305,292,961	13,493,957	318,786,918	76.23%	3.37%	79.60%	95.77%	4.23%	100.00%
James T. Rothe	305,454,522	13,332,396	318,786,918	76.27%	3.33%	79.60%	95.82%	4.18%	100.00%
William D. Stewart	305,342,707	13,444,211	318,786,918	76.24%	3.36%	79.60%	95.78%	4.22%	100.00%
Martin H. Waldinger	304,893,973	13,892,945	318,786,918	76.13%	3.47%	79.60%	95.64%	4.36%	100.00%
Linda S. Wolf	304,970,915	13,816,003	318,786,918	76.15%	3.45%	79.60%	95.67%	4.33%	100.00%
Thomas H. Bailey	305,017,094	13,769,824	318,786,918	76.16%	3.44%	79.60%	95.68%	4.32%	100.00%

Proposal 2a

To approve amendments to the Trust's Amended and Restated Trust Instrument to provide for shareholder votes to be counted based upon each dollar of net asset value held by the shareholder rather than one vote for each share.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	280,014,672	28,222,128	10,550,118	-	69.92%	7.05%	2.63%	0.00%	87.84%	8.85%	3.31%	0.00%

Proposal 2b

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to reorganize all or a portion of the Trust or any of its Portfolios or classes.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	284,529,475	22,832,884	11,424,559	-	71.05%	5.70%	2.85%	0.00%	89.26%	7.16%	3.58%	0.00%

Proposal 2c

To approve amendments to the Trust's Amended and Restated Trust Instrument to permit the Trustees, subject to applicable federal and state rules and regulations, to liquidate the Trust or any Portfolio or class thereof.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Trust	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Series	400,507,821	278,988,114	27,248,932	12,549,871	-	69.67%	6.80%	3.13%	0.00%	87.51%	8.55%	3.94%	0.00%

Proposal 4a

To approve certain amendments to the Portfolio's investment advisory agreement with Janus Capital to conform to prevailing industry practice.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Portfolio	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Worldwide Growth Portfolio	63,027,308	45,653,950	1,768,718	2,046,280	-	72.43%	2.81%	3.25%	0.00%	92.29%	3.57%	4.14%	0.00%

32 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 33

Shareholder Meeting (unaudited) (continued)

Proposal 4b

To approve an amended investment advisory agreement between the Portfolio and Janus Capital to change the investment advisory fee rate from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index.

		Number of Shares				Percentage of Outstanding Shares				Percentage of Shares Voted
Portfolio	Record Total of Shares	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes	Affirmative	Against	Abstain	Broker Non-Votes
Janus Aspen Worldwide Growth Portfolio	63,027,308	44,318,398	3,297,786	1,852,764	-	70.32%	5.23%	2.94%	0.00%	89.59%	6.67%	3.74%	0.00%

34 Janus Aspen Series December 31, 2005

Janus Aspen Series December 31, 2005 35

Notes

36 Janus Aspen Series December 31, 2005

Notes

Janus Aspen Series December 31, 2005 37

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed

Janus risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH, these portfolios use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global portfolios seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond & Money Market

Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Portfolio distributed by Janus Distributors LLC (01/06)

C-0106-363  109-02-703 02-06

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR),  which is posted on the Registrant’s website:  www.janus.com.  Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on www.janus.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

Janus Aspen Series’ Board of Trustees has determined that the following members of Janus Aspen Series’ Audit Committee are “audit committee financial experts,” as defined in Item 3 to Form N-CSR:  John W. McCarter, Jr.  (Chairman),  Dennis B.  Mullen and William D.  Stewart who are all “independent” under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

The following table shows the amount of fees that PricewaterhouseCoopers LLP (“Auditor”), Janus Aspen Series’ (the “Fund”) auditor, billed to the Fund during the Fund’s last two fiscal years. For the reporting periods, the Audit Committee approved in advance all audit services and non-audit services that Auditor provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to Auditor during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended	Audit Fees	Audit-Related	Tax Fees	All Other Fees
December 31	Billed to Fund	Fees Billed to Fund	Billed to Fund	Billed to Fund

2005	$218,348	$0	$77,140	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%
2004	$237,100	$0	$57,695	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

The above “Audit Fees” were billed for amounts related to the audit of the Fund’s financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. The above “Tax Fees” were billed for amounts related to tax compliance, tax planning, and tax advice.

Services that the Fund’s Auditor Billed to the Adviser
and Affiliated Fund Service Providers

The following table shows the amount of fees billed by Auditor to Janus Capital Management LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser  (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”),  for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

The table also shows the percentage of fees, if any, subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Auditor by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended December 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers

2005	$100,888	$6,620	$62,714
Percentage approved pursuant to pre-approval exception	0%	0%	0%
2004	$112,250	$38,435	$0
Percentage approved pursuant to pre-approval exception	0%	0%	0%

The above “Audit-Related Fees” were billed for amounts related to semi-annual financial statement disclosure review. The above “Tax Fees” were billed for amounts related to tax advice related to requests for ruling or technical advice from taxing authorities. “All Other fees” were billed for amounts related to the due diligence related to market timing allegations, interfund lending program and proxy statement review.

Non-Audit Services

The following table shows the amount of fees that Auditor billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Auditor provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Auditor about any non-audit services that Auditor rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Auditor’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit
		Providers(engagements	Fees billed to
		related directly to the	Adviser and
	Total	operations and	Affiliated Fund
Fiscal Year Ended	Non-Audit Fees	financial reporting of	Service Providers	Total of (A), (B)
December 31	Billed to the Fund	the Fund)	(all other engagements)	and (C) (1)
	(A)	(B)	(C)

2005	$0	$40,000	$0	$40,000
2004	$0	$84,000	$0	$84,000

(1)   The Audit Committee also considered amounts billed by Auditor to all other Control Affiliates in evaluating Auditor’s independence.

Pre-Approval Policies

The Fund’s Audit Committee Charter requires the Fund’s Audit Committee to pre-approve any engagement of Auditor (i) to provide Audit or Non-Audit Services to the Fund or (ii) to provide non-audit services to Adviser or any Affiliated Fund Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre- approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

Item 5 -  Audit Committee of Listed Registrants

Not applicable.

Item 6 -  Schedule of Investments

Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

Item 7 -  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8 -  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 -  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10 -  Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 - Controls and Procedures

(a)                                  The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)                                 There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1)                    Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)                    Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(b)                                 A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange  Act  of 1934 and  the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series

By:	/s/ Kelley Abbott Howes
Kelley Abbott Howes,
President and Chief Executive Officer of Janus Aspen Series (Principal
Executive Officer)

Date: February 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following persons on behalf of the Registrant and in the capacities  and on the dates indicated.

By:	/s/ Kelley Abbott Howes
Kelley Abbott Howes,
President and Chief Executive Officer of Janus Aspen Series (Principal
Executive Officer)

Date:  February 24, 2006

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal
Accounting Officer of Janus Aspen Series (Principal Accounting
Officer and Principal Financial Officer)

Date:  February 24, 2006